Exhibit 10.2

[THIS LEASE IS NOT TO BE RECORDED]

AMENDED AND RESTATED MASTER LEASE
AND SECURITY AGREEMENT

between

HCP AUR1 California A Pack, LLC, HCP EMOH, LLC, HCP Hazel Creek, LLC, HCP MA2 California, LP, HCP MA2 Massachusetts, LP, HCP MA2 Ohio, LP, HCP MA2 Oklahoma, LP, HCP MA3 California, LP, HCP MA3 South Carolina, LP, HCP MA3 Washington LP, HCP Partners, LP, HCP Senior Housing Properties Trust, HCP SH Eldorado Heights LLC, HCP SH ELP1Properties, LLC, HCP SH ELP2 Properties, LLC, HCP SH ELP3 Properties, LLC, HCP SH Lassen House, LLC, HCP SH Mountain Laurel, LLC, HCP SH Mountain View, LLC, HCP SH River Valley Landing, LLC, HCP SH Sellwood Landing, LLC, HCP ST1 Colorado, LP, HCP,Inc. and HCPI Trust,
as their interests may appear, as Lessor

and

Emeritus Corporation, Summerville at Hazel Creek, LLC and Summerville at Prince William,Inc.,
collectively, and jointly and severally, as Lessee

Dated as of August 29, 2014

i

9.5	Capital Projects Funded by Lessee	24
9.6	Intentionally Omitted	25
9.7	Inspections; Due Diligence Fee	25
9.8	Capital Projects Funded by Lessor	25
Article X.		27
10.1	Construction of Alterations	27
10.2	Construction Requirements for all Alterations	27
Article XI.		30
11.1	Liens	30
Article XII.		30
12.1	Permitted Contests	30
Article XIII.		30
13.1	General Insurance Requirements	30
13.2	Waiver of Subrogation	32
13.3	General Provisions	32
13.4	Increase in Limits	32
13.5	Blanket Policies	32
Article XIV.		32
14.1	Insurance Proceeds	32
14.2	Insured Casualty	33
14.3	Uninsured Casualty	33
14.4	No Abatement of Rent	34
14.5	Waiver	34
Article XV.		34
15.1	Condemnation	34
Article XVI.		34
16.1	Events of Default	34
16.2	Certain Remedies	36
16.3	Damages	36
16.4	Receiver	37
16.5	Lessee’s Obligation to Purchase	37
16.6	Waiver	37
16.7	Application of Funds	37
16.8	Grant of Security Interest; Appointment of Collateral Agent	37
16.9	Leases and Residential Care Agreements	39
Article XVII.		39
17.1	Lessor’s Right to Cure Lessee’s Default	39

Article XVIII.		39
18.1	Purchase of the Leased Property	39
18.2	Rights of Lessee Prior to Closing	39
18.3	Lessor’s Election of 1031 Exchange; Lessee’s Regulatory Filings	40
Article XIX.		40
19.1	Extended Terms	40
Article XX.		40
20.1	Holding Over	40
Article XXI.		41
21.1	General REIT Provisions	41
21.2	REIT Agreements	41
Article XXII.		41
22.1	Risk of Loss	41
Article XXIII.		41
23.1	General Indemnification	41
Article XXIV.		42
24.1	Transfers	42
Article XXV.		46
25.1	Officer’s Certificates and Financial Statements	46
Article XXVI.		48
26.1	Lessor’s Right to Inspect and Show the Leased Property and Capital Additions	48
Article XXVII.		48
27.1	No Waiver	48
Article XXVIII.		48
28.1	Remedies Cumulative	48
Article XXIX.		48
29.1	Acceptance of Surrender	48
Article XXX.		48
30.1	No Merger	48
Article XXXI.		48
31.1	Conveyance by Lessor	48
31.2	New Lease	48
31.3	New Master Lease	49

31.4	Purchase Option	49
Article XXXII.		50
32.1	Quiet Enjoyment	50
Article XXXIII.		50
33.1	Notices	50
Article XXXIV.		51
34.1	Appraiser	51
Article XXXV.		52
35.1	Intentionally Omitted.	52
Article XXXVI.		52
36.1	Lessor May Grant Liens	52
36.2	Attornment	52
36.3	Compliance with Facility Mortgage Documents; Superior Leases	52
36.4	Superior Leases	53
Article XXXVII.		53
37.1	Hazardous Substances and Mold	53
37.2	Notices	54
37.3	Remediation	54
37.4	Indemnity	54
37.5	Inspection	55
Article XXXVIII.		55
38.1	Memorandum of Lease	55
Article XXXIX.		56
39.1	Sale of Assets	56
Article XL.		56
40.1	Additional Representations and Warranties by Lessor	56
Article XLI.		57
41.1	Additional Representations and Warranties by Lessee	57
Article XLII.		57
42.1	Attorneys’ Fees	57
Article XLIII.		57
43.1	Brokers	57
Article XLIV.		57
44.1	Delayed Commencement Facilities	57

Article XLV.		58
45.1	Miscellaneous	58
Article XLVI.		64
46.1	Provisions Relating to Master Lease	64
46.2	Treatment of Lease	64
46.3	Tax Characterization	64
Article XLVII.		65
47.1	California State Law Provisions	65
47.2	Connecticut State Law Provisions	65
47.3	Colorado State Law Provisions	65
47.4	Florida State Law Provisions	65
47.5	Georgia State Law Provisions	66
47.6	Waiver of Kentucky Holdover Law	66
47.7	Massachusetts State Law Provisions	66
47.8	Minnesota State Law Provisions	66
47.9	Mississippi State Law Provision	67
47.10	Montana State Law Mold Disclosure	67
47.11	Nevada State Law Provisions	67
47.12	New Jersey State Law Provisions	68
47.13	New Mexico State Law Provisions	68
47.14	North Dakota State Law Provisions	69
47.15	Oregon State Law Provisions	70
47.16	Pennsylvania State Law Provisions	70
47.17	Texas State Law Provisions	70
47.18	Virginia State Law Provisions	70
47.19	Washington State Law Provisions	70
47.20	Wisconsin State Law Provisions	71
47.21	Local Law Provisions	71

Exhibit A-1       List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment

Exhibit A-2     List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment

Exhibit A-3     List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment

Exhibit B     Lessor’s Personal Property

Exhibit C     Form of Memorandum of Lease

Schedule 1     State-Specific Impositions

v

Schedule 3.1.4(a)     CCRC Properties

Schedule 7.4.1     List of Competing Communities

Schedule 10.1     Pre-Existing Alteration Projects

Schedule 31.4     Purchase Option Properties

Schedule 36.4     Superior Leases

AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Lease”) is dated as of August 29, 2014, and is made by and between HCP AUR1 California A Pack, LLC, a Delaware limited liability company, HCP EMOH, LLC, a Delaware limited liability company, HCP Hazel Creek, LLC, a Delaware limited liability company, HCP MA2 California, LP, a Delaware limited partnership, HCP MA2 Massachusetts, LP, a Delaware limited partnership, HCP MA2 Ohio, LP, a Delaware limited partnership, HCP MA2 Oklahoma, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 South Carolina, LP, a Delaware limited partnership, HCP MA3 Washington LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH Eldorado Heights LLC, a Delaware limited liability company, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Lassen House, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH Mountain View, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, HCP SH Sellwood Landing, LLC, a Delaware limited liability company, HCP ST1 Colorado, LP, a Delaware limited partnership, HCP,Inc., a Maryland corporation, and HCPI Trust, a Maryland real estate investment trust (as their interests may appear, “Lessor”), and Emeritus Corporation, a Washington corporation, Summerville at Hazel Creek, LLC, a Delaware limited liability company, and Summerville at Prince William,Inc., a Delaware corporation (collectively, and jointly and severally, “Lessee”).

ARTICLE I.

1.1Leased Property; Term. Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee leases from Lessor all of Lessor’s rights, title and interests in and to the following (collectively the “Leased Property”):

(a)the tracts, pieces and parcels of property or properties more particularly described in and located at the addresses set forth in Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto and all easements, rights and appurtenances relating thereto, in each case whether Lessor now holds or hereafter acquires an interest in the same (collectively, the “Land”);

(b)all buildings, structures and other improvements of every kind now or hereafter located on the Land, including alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site to the extent Lessor has obtained any interest in the same), parking areas and roadways appurtenant to such buildings and structures and Capital Additions (as hereinafter defined) funded by Lessor (collectively, the “Improvements”);

(c)all equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with and permanently affixed to or incorporated into the Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems, apparatus, sprinkler systems, fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the “Fixtures” and together with the Improvements, the “Leased Improvements”); and

(d)the machinery, equipment, furniture and other personal property described on Exhibit B attached hereto and made a part hereof, together with all replacements, modifications, alterations, and substitutions therefor (whether or not constituting an upgrade) (collectively, “Lessor’s Personal Property”).

SUBJECT, HOWEVER, to the Permitted Encumbrances (as defined herein) to have and to hold for the Term (as defined herein), unless this Lease is earlier terminated as hereinafter provided. In addition, Lessor reserves to itself, and the right to transfer, convey, lease or assign to any other Person, in whole or in part, all oil, gas, hydrocarbons, mineral and water rights in the Leased Property but without right of entry on the surface or within two hundred (200) feet thereof; provided, however, that (i) no such items shall be extracted in such manner (x) as may cause or contribute to a lessening of the support of the Land or the Leased Improvements, (y) that interferes in any material fashion with the continued use and operation during the Term of any Facility (as defined herein) for its Primary Intended Use (as defined herein), and (ii) Lessor and any Person to whom any such rights are assigned by Lessor shall deliver a commercially reasonable environmental indemnity agreement to and for the benefit of Lessee with respect to the activities of such Person on the Leased Property. Upon any change in the Minimum Rent (as defined herein) in accordance with the provisions of Section 3.1 below or otherwise pursuant to this Lease or upon the occurrence of the Delayed Commencement Date with respect to any Delayed Commencement Facility, the parties shall similarly execute an amendment to this Lease confirming such matters. Notwithstanding the foregoing, the failure of Lessor to prepare and/or Lessee and Lessor to so execute and deliver any such amendment shall not affect the determination of the rights, obligations and or benefits of Lessor or Lessee which would have been confirmed by any such amendment.

ARTICLE II.

2.1Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Articlehave the meanings assigned to them in this Articleand include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable; (iii) all references in this Lease to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease; (iv) the word “including” shall have the same meaning as the phrase “including, without limitation,”; and (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Lease as a whole and not to any particular Article, Sectionor other subdivision:

1031 Exchange: As defined in Section 18.3.

Accommodator: As defined in Section 18.3.

ACMs: As defined in Section 9.4

.

Additional Charges: As defined in Section 3.2.

Affiliate: Any Person which, directly or indirectly (including through one or more intermediaries), controls or is controlled by or is under common control with any other Person, including any Subsidiary of a Person. For purposes of this definition, the definition of “Controlling Person” below, and Article XXIV below, the term “control” (including the correlative meanings of the terms “controls”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly (including through one or more intermediaries), of the power to direct or cause the direction of the management and policies of such Person, through the ownership or control of voting securities, partnership interests or other equity interests, by contract or otherwise. Without limiting the generality of the foregoing, when used with respect to any corporation, the term “Affiliate” shall also include (i) any Person which owns, directly or indirectly (including through one or more intermediaries), fifty percent (50%) or more of any class of voting security or equity interests of such corporation, (ii) any Subsidiary of such corporation and (iii) any Subsidiary of a Person described in clause (i).

Allocated Initial Investment: With respect to each Facility, at any given time, the applicable amount set forth under the heading “Allocated Initial Investment” on Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto, as applicable.

Allocated Minimum Rent: With respect to each Facility, the amount of rent allocated to such Facility as determined by Section 3.1.1 and Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto; provided, however, that Lessor and Lessee acknowledge and agree that such allocation is solely for purposes of implementing the provisions of Sections 3.1.4, 5.2, 15.1.2, 16.5 and 31.2.1 hereof and the determination of Transfer Consideration. Except for such Sections, the Minimum Rent and other Rent payable hereunder is payable for all the Facilities as a single, indivisible, integrated and unitary economic unit and that but for such integration, the Minimum Rent and other Rent payable under this Lease would have been computed on a different basis.

Alteration: Any alteration, or addition or improvement of or to any portion of the Leased Property, including any Capital Addition or Capital Project.

Annual Minimum Capital Project Amount: With respect to any Lease Year, an amount for all of the Facilities in the aggregate such that the per-unit average is equal to (i) in the case of the first Lease Year, [***], (ii) in the case of each of the second, third and fourth Lease Years, [***], and (iii) in the case of the fifth Lease Year and each Lease Year thereafter, [***], with such amount increasing upon the expiration of each such Lease Year (commencing with the fifth Lease Year) by a percentage equal to the CPI Increase and (if the final Lease Year is not a

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

full calendar year) with the amount for the final Lease Year being prorated based on the number of days in such final Lease Year. For purposes of clarity, in no event shall the Annual Minimum Capital Project Amount (on a per-unit basis) for any Lease Year (other than the fifth Lease Year and, in the case of a proration in accordance with the immediately preceding sentence, the final Lease Year) be less than the Annual Minimum Capital Project Amount (on a per-unit basis) in effect as of the expiration of the immediately prior Lease Year.

Annual Minimum Capital Project Amount Overage: (a) For the sixth Lease Year, an amount equal to the excess of (i)(x) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects in the fifth Lease Year and for which Lessor has received an Officer’s Certificate certifying that the applicable item of Capital Project has been completed and verifying the cost of such item of Capital Project and that such cost has actually been paid or incurred by Lessee (together with such additional evidence of the completion thereof and payment therefor as Lessor may reasonably request), less (y) the amounts disbursed by Lessor to Lessee from the Replacement Reserve on account of such Capital Projects in accordance with the terms of Section 9.5.1, over (ii) the Annual Minimum Capital Project Amount for the fifth Lease Year, and (b) for the seventh Lease Year and any Lease Year thereafter, an amount equal to the excess of (i)(x) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects in the immediately preceding two (2) Lease Years and for which Lessor has received an Officer’s Certificate certifying that the applicable item of Capital Project has been completed and verifying the cost of such item of Capital Project and that such cost has actually been paid or incurred by Lessee (together with such additional evidence of the completion thereof and payment therefor as Lessor may reasonably request), less (y) the amounts disbursed by Lessor to Lessee from the Replacement Reserve on account of such Capital Projects in accordance with the terms of Section 9.5.1, over (ii) the Annual Minimum Capital Project Amount for the prior two (2) Lease Year period.

Appraiser: As defined in Article XXXIV.

Architect: With respect to each Planned Capital Refurbishment Project for a Facility, the architect and/or engineer selected by Lessee in connection with the design and construction of such Planned Capital Refurbishment Project for such Facility and approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed so long as such architect is licensed in the State in which such Facility is located and has experience with the type and scope of the project for which he/she is being retained.

Award: All compensation or other sums paid or received on a total or partial Condemnation.

Bankruptcy Code: The United States Bankruptcy Code (11 U.S.C. § 101 et seq.), and any successor statute or legislation thereto.

BLS: Bureau of Labor Statistics, U.S. Department of Labor.

Brookdale: Brookdale Senior Living Inc., a Delaware corporation, and its successors by reason of merger, consolidation or other operation of law, in each case as permitted hereunder.

Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Los Angeles, California are authorized, or obligated, by law or executive order, to close.

Capital Additions: With respect to any Facility, one or more new buildings, or one or more additional structures annexed to any portion of any of the Leased Improvements of such Facility, or the material expansion of existing Leased Improvements, which are constructed on any parcel or portion of the Land of such Facility during the Term including the construction of a new wing or new story, or the repair, replacement, restoration, remodeling or rebuilding of the existing Leased Improvements of such Facility or any portion thereof where the purpose and effect of such work is to provide a functionally new facility in order to provide services not previously offered in such Facility.

Capital Project: Repairs and replacements to the Leased Property, or any portion thereof, which are categorized under GAAP as a capital expense and not as an operating expense.

Capital Project Costs: All reasonable out-of-pocket cost incurred by Lessee in connection with a Capital Project.

Capital Stock: Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, and any and all equivalent ownership interests in a Person (other than a corporation).

CCRC Acquisition Rent Credit: As defined in Section 3.1.4(a).

CCRC Joint Venture: CCRC PropCo Ventures, LLC, a Delaware limited liability company.

Code: The Internal Revenue Code of 1986, as amended.

Collateral: As defined in Section 16.8.1.

Collateral Agent: As defined in Section 16.8.2.

Commencement Date: The date of this Lease.

Commercial Occupancy Arrangement: Any commercial (as opposed to resident or patient) Occupancy Arrangement.

Competing Community: Any assisted living facility/community, senior independent living facility/community, memory care facility/community or continuing care retirement community operating or under construction or development within a Restricted Area. In the event that any portion of any facility/community is located within a Restricted Area, the entire facility/community shall be deemed located within the Restricted Area.

Condemnation: The exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or a voluntary sale or transfer by Lessor to any

Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

Condemnor: Any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

Consolidated Net Worth: At any time, with respect to any Person and its consolidated Subsidiaries, on a consolidated basis determined in accordance with GAAP, the Shareholders’ Equity of such Person and Subsidiaries, minus the goodwill and other intangible assets of such Person and Subsidiaries.

Controlling Person: With respect to any entity, any (i) Person(s)which, directly or indirectly (including through one or more intermediaries), controls such entity, including any partners, shareholders, principals, members, trustees and/or beneficiaries of any such Person(s)to the extent the same control such entity, and (ii) Person(s)which controls, directly or indirectly (including through one or more intermediaries), any other Person that would constitute a Controlling Person pursuant to the foregoing clause (i).

Cost of Living Index: The Consumer Price Index for All Urban Consumers, U.S. City Average (1982-1984 = 100), published by the BLS, or such other renamed index. If the BLS changes the publication frequency of the Cost of Living Index so that a Cost of Living Index is not available to make a cost-of-living adjustment as specified herein, the cost-of-living adjustment shall be based on the percentage difference between the Cost of Living Index for the closest preceding month for which a Cost of Living Index is available and the Cost of Living Index for the comparison month as required by this Lease. If the BLS changes the base reference period for the Cost of Living Index from 1982-84 = 100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Lessor.

County: With respect to each Facility, the County or Township in which the Leased Property of such Facility is located.

CPI Increase: The percentage increase (rounded to two (2) decimal places), if any, in (i) the Cost of Living Index published for the month which is two (2) months prior to the commencement of the applicable Lease Year, over (ii) the Cost of Living Index published for the month which is two (2) months prior to the commencement of the immediately prior Lease Year.

Date of Taking: The date the Condemnor has the right to possession of the property being condemned.

Delayed Commencement Date: With respect to any Delayed Commencement Facility, the first date on which the conditions set forth in the Master Agreement to the leasing of such Delayed Commencement Facility pursuant to this Lease shall have been satisfied.

Delayed Commencement Facility: Any facility identified on Exhibit A-1 as a “Pool 1 Delayed Commencement” facility, on Exhibit A-2 as a “Pool 2 Delayed Commencement” facility, or on Exhibit A-3 as a “Pool 3 Delayed Commencement” facility.

Disposition Request: As defined in Section 7.4.2.

Environmental Costs: As defined in Article XXXVII.

Environmental Laws: Any and all applicable federal, state, municipal and local laws, statutes, ordinances, rules, regulations, binding and enforceable guidance or policies, orders, decrees, judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or promulgated, pertaining to the environment, public health and safety and industrial hygiene, including the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, clean-up, transportation or regulation of any Hazardous Substance, including the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, and Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act.

Event of Default: As defined in Article XVI.

Excess Allocation: As defined in Section 3.1.4(c).

Existing Guaranties: As defined in Section 45.1.20.

Existing Leases: As defined in Section 45.1.20.

Extended Term: With respect to each Facility, each of (a) a term, if any, of the duration set forth with respect to such Facility on Exhibit A-1, Exhibit A-2 or Exhibit A-3, as applicable, under the heading “Lease Term — 1st Extension” and (b) a term, if any, of the duration set forth with respect to such Facility on Exhibit A-1, Exhibit A-2 or Exhibit A-3, as applicable, under the heading “Lease Term — 2nd Extension”, in each case for which Lessee renews this Lease with respect to such Facility in accordance with Section 19.1.

Facility(ies): Any one or more of the Pool 1 Facilities, the Pool 2 Facilities and/or the Pool 3 Facilities (including all of them collectively), as the context requires.

Facility Mortgage: As defined in Section 13.1.12.

Facility Mortgagee: As defined in Section 13.1.12.

Facility Mortgage Documents: With respect to each Facility Mortgage and Facility Mortgagee, the applicable Facility Mortgage, loan or credit agreement, lease, note and collateral assignment instruments (including collateral assignments of this Lease) and other documents or instruments evidencing, securing or otherwise relating to the loan made, credit extended, or lease or other financing vehicle pursuant thereto that encumber Lessor’s interest in, or otherwise relate to or affect, this Lease or Lessee’s obligations hereunder.

Facility Mortgage Reserve Account: As defined in Section 36.3.2.

Facility Purchase Rent Reduction: As defined in Section 3.1.4(c).

Fair Market Rental: With respect to each Facility, determined in accordance with the appraisal procedures set forth in Article XXXIV and this definition: the fair market rental value of the Leased Property and all Capital Additions of such Facility, or applicable portion(s)thereof, assuming the same is exposed on the open market at the time of the appraisal and taking into account, among other relevant factors, the income generated by the Leased Property and all Capital Additions of such Facility, or applicable portion(s)thereof, but specifically excluding brokerage commissions and other Lessor payments that do not directly inure to the benefit of lessees.

Fair Market Value: With respect to each Facility, the fair market value of the Leased Property and all Capital Additions of such Facility, or applicable portion(s)thereof, determined in accordance with the appraisal procedures set forth in Article XXXIV and this definition. Fair Market Value shall be obtained by (i) assuming that the Leased Property and all Capital Additions of such Facility, or applicable portion(s)thereof, are unencumbered by this Lease and (ii) valuing the Leased Property and all Capital Additions of such Facility, or applicable portion(s)thereof, for their highest and best use. In determining Fair Market Value in connection with a sale or transfer of the Leased Property and all Capital Additions of a Facility pursuant to the terms of this Lease, the positive or negative effect on the value of the Leased Property and all Capital Additions or applicable portion(s)thereof attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance placed thereon by Lessor which will not be removed at or prior to the date of such sale or transfer shall be taken into account.

Fixtures: With respect to each Facility, the Fixtures (as defined in Article I) of such Facility.

GAAP: U.S. generally accepted accounting principles.

General Contractor: With respect to each Planned Capital Refurbishment Project for a Facility, the general contractor selected by Lessee in connection with the construction/performance of such Planned Capital Refurbishment Project for such Facility, which general contractor shall have all required State and local licenses and permits, be bondable and have sufficient experience with the size, type and scope of such Planned Capital Refurbishment Project for such Facility.

Governmental Authority: Any court, board, agency, administrative body, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence having jurisdiction and enforcing regulatory control over the Facilities or Lessee (including, without limitation, any of the foregoing having jurisdiction over the ownership, operation, use or occupancy of any Leased Property).

Gross Revenues: With respect to each Facility, all revenues received or receivable from or by reason of the operation of such Facility or any other use of the Leased

Property of such Facility, Lessee’s Personal Property,Intangible Property (other than Lessee’s IP Intangibles), and all Capital Additions, including all revenues received or receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and all Capital Additions of such Facility; provided, however, that Gross Revenues shall not include: (i) bad debt in accordance with GAAP; (ii) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business; and (iii) federal, state or local excise taxes and any tax based upon or measured by such revenues, where any such federal, state or local excise tax is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately. Gross Revenues for each Lease Year of such Facility shall reflect all cost report settlement adjustments, whether positive or negative, received in or payable during such Lease Year in accordance with GAAP relating to health care accounting, regardless of the year to which such settlement amounts are applicable; provided, however, that to the extent settlement amounts are applicable to years, or portions thereof, prior to the Commencement Date (or, in the case of a Delayed Commencement Facility, the Delayed Commencement Date with respect thereto), such settlement amounts shall not be included in Gross Revenues for the Lease Year of such Facility in which such settlement amounts are received or paid. Gross Revenues shall also include the Gross Revenues of any Occupant under a Commercial Occupancy Arrangement (i.e., the Gross Revenues generated from the operations conducted on or from such subleased, licensed or other used or occupied portion of the Leased Property and all Capital Additions of such Facility shall be included directly in the Gross Revenues); provided, however, that the rent received or receivable by Lessee from or under such Commercial Occupancy Arrangement shall be excluded from Gross Revenues for such purpose.

Guarantor: Brookdale and any other guarantor from time to time of Lessee’s obligations pursuant to this Lease pursuant to a Guaranty.

Guaranty: That certain Guaranty of Obligations dated as of the date hereof delivered by Brookdale to Lessor, and any future written guaranty of Lessee’s obligations hereunder when executed and delivered by a Guarantor pursuant to the terms of this Lease, including Article XXIV.

Handling: As defined in Article XXXVII.

Hazardous Substances: Collectively, any petroleum, petroleum product or byproduct or any dangerous, toxic or hazardous substance, material or waste regulated or listed pursuant to any Environmental Law, but excluding pharmaceuticals and other health care products to the extent such pharmaceuticals and products: (i) are related to the Primary Intended Use; (ii) would not be considered “waste” under any Environmental Law other than “solid waste”; and (iii) are used in the ordinary course of business consistent with the Primary Intended Use and in compliance with Health Care Requirements.

HCP: HCP,Inc., a Maryland corporation, and its successors and assigns.

Health Care Requirements: With respect to each Facility, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances,

standards, policies, judgments, decrees and injunctions or agreements, in each case regulating the establishment, construction, ownership, operation, use or occupancy of such Leased Property or any part thereof for its Primary Intended Use and all material permits, licenses and authorizations and regulations relating thereto, including all material rules, orders, regulations and decrees of and agreements with Governmental Authorities as pertaining to such Leased Property.

Impositions: Collectively, all taxes, including capital stock, franchise, gross margins and other state, municipal and local taxes; ad valorem, sales, use, single business, gross receipts, net worth, transaction privilege, rent or similar taxes; assessments including assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term; rents and other payments under Superior Leases; water, sewer and other utility levies and charges; excise tax levies; fees including license, permit, inspection, authorization and similar fees; and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character, in the case of each of the foregoing, of Lessor (and of HCP as a result of its investment in Lessor), in respect of the Leased Property (including with respect to any tax parcel of which all or any portion of the Leased Property comprises any portion thereof), any Capital Additions and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Lessee, which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) Lessor or Lessor’s interest in the Leased Property or any Capital Additions, (ii) the Leased Property, any Capital Additions or any parts thereof, or any rent therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Leased Property, any Capital Additions or the leasing or use of the Leased Property, any Capital Additions or any parts thereof; provided, however, that nothing contained in this Lease shall be construed to require Lessee to pay (a) any tax or similar fee that is calculated based on net income, whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person (including on HCP), (b) any transfer tax of Lessor or any other Person except Lessee and its successors, (c) any tax or fee imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property, any Capital Additions or the proceeds thereof, or (d) except as expressly provided elsewhere in this Lease, any principal or interest or taxes on any indebtedness on the Leased Property for which Lessor is the obligor, except to the extent that any tax, fee, assessment, tax levy or charge, of the type described in any of clauses (a), (b), (c)or (d)above is levied, assessed or imposed in lieu of or as or as a substitute for any tax, fee assessment, levy or charge which is otherwise included in this definition of an “Imposition”. Without limiting any of the foregoing, and for ease of administration, the attached Schedule 1 specifies the parties’ agreement with respect to certain Impositions for all states in which real property subject to this Lease is located. The attached Schedule 1 will remain in effect for the listed Impositions for the listed states so long as the taxes incurred by Lessor (and by HCP as a result of its investment in Lessor) under the listed states’ taxing regimes do not change due to a change in any listed state’s tax statutes or changes in any state’s interpretation of existing state tax statutes, as applied to the taxation of REITs or REIT subsidiaries, and thereafter, the parties agree to cooperate to reasonably reconsider the appropriate allocations of such taxes hereunder, but without any obligation on Lessor or Lessee to agree to any amendment to this Lease as a result thereof. The attached Schedule 1 is intended to clarify, where it may be uncertain, whether or not those taxes are income taxes. All other Impositions are applicable to all states covered under this Lease.

Improvements: As defined in Article I, or, with respect to any one or more specified Facility or Facilities, the Improvements (as defined in Article I) of such Facility or Facilities.

Indemnified Liabilities: As defined in Section 23.1.

Initial Appraisal Period: As defined in Section 34.1.

Initial Term: Collectively, the Pool 1 Fixed Term, the Pool 2 Fixed Term, and the Pool 3 Fixed Term.

Insurance Premium Impound Account Trigger Event: Any failure by Lessee to pay insurance premiums as and when required by Section 4.1 more than two (2) times during any twenty-four (24) month period. Any Insurance Premium Impound Account Trigger Event shall continue for a period of twenty-four (24) months (provided that, if any additional failure to pay any such insurance premiums occurs in such twenty-four (24) month period, such period will restart upon the occurrence of such additional failure to pay such insurance premiums).

Insurance Requirements: The terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy and of any insurance board, association, organization or company necessary for the maintenance of any such policy.

Intangible Property: With respect to each Facility, all accounts, proceeds of accounts, rents, profits, income or revenues derived from the use of rooms or other space within the Leased Property of such Facility or the providing of services in or from the Leased Property and all Capital Additions of such Facility; documents, chattel paper, instruments, contract rights, deposit accounts, general intangibles, commercial tort claims, causes of action, investment property, letter of credit rights, letters of credit, money and securities entitlements, now owned or hereafter acquired by Lessee (including any right to any refund of any Impositions) arising from or in connection with Lessee’s operation or use of the Leased Property and all Capital Additions of such Facility; all licenses and permits now owned or hereinafter acquired by Lessee, which are necessary or desirable for Lessee’s use of the Leased Property and all Capital Additions of such Facility for its Primary Intended Use, including, if applicable, any certificate of need or similar certificate; the right to use any trade name or other name associated with such Facility; and any and all third-party provider agreements (including Medicare and Medicaid). Notwithstanding the foregoing to the contrary, in each instance in which “Intangible Property” is used in this Lease, to the extent that applicable Legal Requirements prohibit the use, assignment or other handling or treatment of any of the property, rights or other interests identified herein as “Intangible Property” in the manner described in or permitted or required by any such provision hereof, then such property, rights or other interests so restricted by applicable Legal Requirements shall be deemed not to be included as “Intangible Property” for the purposes of such provision.

Land: As defined in Article I, or, with respect to each Facility, the Land (as defined in Article I) relating to such Facility.

Lease: As defined in the preamble.

Lease Rate: A rate initially equal to seven percent (7%). The Lease Rate shall increase: (i) upon the commencement of the second Lease Year, by [***]; (ii) upon the commencement of each of the third and fourth Lease Years, by [***]; and (iii) upon the commencement of each Lease Year thereafter (commencing with the fifth Lease Year), by the greater of (a) [***] and (b) the CPI Increase, but not to exceed [***]. For avoidance of doubt, each such increase shall be applied after giving effect to any and all prior increases.

Lease Year: Each calendar year during the Term, provided that the first Lease Year shall be the period commencing on the Commencement Date and ending on December 31 of the calendar year in which the Commencement Date occurs and the last Lease Year shall be the period commencing on January1 of the calendar year in which this Lease expires or is terminated and ending on the effective date of such expiration or termination.

Leased Improvements: As defined in Article I, or, with respect to each Facility, the Leased Improvements (as defined in Article I) of such Facility.

Leased Property: As defined in Article I, or, with respect to each Facility, the Leased Property (as defined in Article I) of such Facility.

Leasehold FMV: With respect to each Facility, the fair market value of Lessee’s leasehold interest relating to such Facility if exposed on the open market taking into account, among other relevant factors, the income generated from the Leased Property and any Capital Additions for such Facility (utilizing Lessee’s actual net operating income generated by the Leased Property and all Capital Additions of the subject Facility for the trailing twelve (12) whole calendar months immediately preceding the effective date of the subject Transfer), determined by appraisal in accordance with the appraisal procedures set forth in Article XXXIV.

Legal Requirements: With respect to each Facility (a) all federal, state, county, municipal and other governmental statutes, laws (including all Health Care Requirements and Environmental Laws), rules, policies, guidance, codes, orders, regulations, ordinances, permits, licenses, covenants, conditions, restrictions, judgments, decrees and injunctions of any Governmental Authority, affecting the Leased Property, Lessee’s Personal Property,Intangible Property and all Capital Additions or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Leased Property, Lessee’s Personal Property and all Capital Additions, (ii) in any way adversely affect the use and enjoyment thereof, or (iii) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Substance, and (b) all covenants, agreements, restrictions, and encumbrances either now or hereafter of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee except as otherwise expressly permitted hereunder) affecting the Leased Property.

Lessee: As defined in the preamble.

Lessee’s IP Intangibles: As defined in Section 16.8.

Lessee Parties: Lessee, any Guarantor and any Subsidiary of Lessee or Guarantor.

Lessee’s Personal Property: With respect to each Facility, all of Lessee’s right, title and interest in and to all computers, vehicles and consumables allocable or relating to such Facility, together with all replacements, modifications, alterations and substitutes therefor (whether or not constituting an upgrade) and any other Personal Property hereafter acquired by Lessee.

Lessor: As defined in the preamble.

Lessor’s Personal Property: As defined in Article I, or, with respect to each Facility, Lessor’s Personal Property (as defined in Article I) allocable or relating to such Facility.

Maintenance Program: As defined in Section 9.4.

Master Agreement: That certain Master Contribution and Transactions Agreement dated as of April 23, 2014, by and between HCP and Brookdale.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Master Sublease: With respect to any Facility, any Commercial Occupancy Arrangement with respect to more than ten percent (10%) of the square footage within such Facility in the aggregate to any Person and/or its Affiliates, directly or indirectly, or through one or more step transactions or tiered transactions (including subleases or sub-subleases).

Material Alteration: As defined in Section 10.1.

Minimum Rent: For each Lease Year, the sum of the then in effect Pool 1 Minimum Rent, Pool 2 Minimum Rent and Pool 3 Minimum Rent, to the extent that this Lease remains in effect for any Facilities in each of such groups, respectively, during the subject Lease Year.

Minimum Purchase Price: With respect to each Facility at any given time, the sum of (i) the Allocated Initial Investment with respect to such Facility, plus (ii) any costs paid, funded or accrued by Lessor in connection with any capital projects (provided, that in no event shall Lessor have any obligation to provide or procure any financing for any such capital projects except as expressly provided in this Lease) with respect to such Facility.

Mold: Mold, mildew, fungus or similar organisms in concentrations or quantities that could reasonably be considered to pose a threat to human health or that are otherwise hazardous or toxic or regulated pursuant to Environmental Law or Mold Remediation Requirements.

Mold Condition: The presence or suspected presence of Mold or any condition(s)that reasonably can be expected to give rise to or indicate the presence of Mold, including observed or suspected instances of water damage or intrusion, the presence of wet or damp wood, cellular wallboard, floor coverings or other materials, inappropriate climate control, discoloration of walls, ceilings or floors, or any notice from a Governmental Authority regarding the indoor air quality due to the presence of Mold at the Leased Property.

Mold Inspector: An industrial hygienist certified by the American Board of Industrial Hygienists (“CIH”) or an otherwise qualified mold consultant selected by or otherwise reasonably acceptable to Lessor.

Mold Remediation Requirements: The relevant provisions of the document Mold Remediation in Schools and Commercial Buildings (EPA 402-K-01-001, March 2001), published by the U.S. Environmental Protection Agency, as may be amended or revised from time to time, or any other applicable Legal Requirements, or Environmental Law relating to Mold or Mold Conditions.

New Lease: As defined in Section 31.2.1.

New Lease Effective Date: As defined in Section 31.2.1.

New Master Lease: As defined in Section 31.3.

Nonqualifying Income: As defined in Section 7.4.3.

Occupancy Arrangement: Any sublease, license or other arrangement with a Person for the right to use, occupy or possess any portion of the Leased Property and/or any Capital Additions.

Occupant: Any Person having rights of use, occupancy or possession under an Occupancy Arrangement.

OFAC: As defined in Section 40.1(f).

OFAC Order: As defined in Section 40.1(f).

Officer’s Certificate: A certificate of Lessee signed by an officer authorized to so sign by its board of directors or by-laws or by equivalent governing documents or managers.

Orders: As defined in Section 40.1(f).

Other Lease: Any of the following: (a) that certain Lease and Security Agreement dated March 26, 2013, between HCP SH River Road, LLC and Emeritus Corporation, (b) that certain Lease and Security Agreement dated March 26, 2013, between HCP SH Windfield Village, LLC and Emeritus Corporation, (c) that certain Lease and Security Agreement dated March 26, 2013, between HCP SH Hermiston Terrace, LLC and Emeritus Corporation, or (d) that certain Master Lease and Security Agreement dated October 31, 2012, between HCP SH ELP1Properties, LLC, HCP SH ELP2 Properties, LLC and HCP SH ELP3 Properties, LLC, as lessors, and Emeritus Corporation, as lessee, in each case as the same may have been amended, supplemented or otherwise modified.

Outside Disposition Date: As defined in Section 7.4.2.

Overdue Rate: On any date, a rate equal to two percent (2%) above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

Payment Date: Any due date for the payment of the installments of Minimum Rent or any other sums payable under this Lease.

Permitted Encumbrances: With respect to any Facility, easements, encumbrances, covenants, conditions and restrictions and other matters which affect the Leased Property which are of record or are created after the date hereof as permitted hereunder.

Permitted Affiliate Transaction: As defined in Section 24.1.12.

Person: Any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.

Personal Property: With respect to each Facility, all machinery, furniture and equipment, including phone systems and computers, trade fixtures, inventory (including raw materials, work in process and finished goods), supplies and other tangible personal property used at the Leased Property and Capital Additions of such Facility for their Primary Intended Use, other than Fixtures.

Planned Capital Refurbishment Project: As defined in Section 9.8.1.

Planned Capital Refurbishment Project Cost(s): The cost of the Planned Capital Refurbishment Projects for a given Facility or for all Facilities collectively, as the context requires.

Planned Capital Refurbishment Project Lessor Funding Amount: One Hundred Million Dollars ($100,000,000).

Plans and Specifications: Reasonably detailed plans and specifications prepared by the Architect for the work to be performed in connection with a Planned Capital Refurbishment Project with respect to any Facility.

Pool(s): As the context requires, any one or more of the Facility groupings set forth in on Exhibits A-1 through A-3 hereto, respectively as Pool 1, Pool 2 and Pool 3.

Pool 1 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-1 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.

Pool 1 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on the last day of the calendar month in which the fouteenth (14th) anniversary of the Commencement Date occurs.

Pool 1 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 1 Facilities.

Pool 2 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-2 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.

Pool 2 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on the last day of the calendar month in which the fifteenth (15th) anniversary of the Commencement Date occurs.

Pool 2 Minimum Rent: The sum of Allocated Minimum Rent for all Pool 2 Facilities.

Pool 3 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-3 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.

Pool 3 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on the last day of the calendar month in which the sixteenth (16th) anniversary of the Commencement Date occurs.

Pool 3 Minimum Rent: The sum of Allocated Minimum Rent for all Pool 3 Facilities.

Portfolio Acquisition: As defined in Section 7.4.2.

Pre-Adjusted Allocated Minimum Rent: As defined in Section 3.1.1.

Pre-Adjusted Minimum Rent: As defined in Section 3.1.1.

Pre-Existing Projects: As defined in Section 10.1.

Primary Intended Use: With respect to each Facility, the licensed use(s)set forth under the heading “Primary Intended Use” on Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto and incorporated herein by this reference with respect to such Facility, such other uses necessary or incidental to such use and any change to such Primary Intended Use approved by Lessor in accordance with Section 7.2.2 hereof.

Prime Rate: On any date, a rate equal to the annual rate on such date announced by Bank of America, N.A. to be its prime, base or reference rate for ninety (90) day unsecured loans to its corporate borrowers of the highest credit standing but in no event greater than the maximum rate then permitted under applicable law. If Bank of America, N.A. discontinues its use of such prime, base or reference rate or ceases to exist, Lessor shall designate the prime, base or reference rate of another state or federally chartered bank based in Los Angeles or New York to be used for the purpose of calculating the Prime Rate hereunder.

Prior Period Pre-Adjusted Minimum Rent: As to any Lease Year, the annual rate of Pre-Adjusted Minimum Rent that was applicable immediately prior to the commencement ofsuch Lease Year (without, for avoidance of doubt, giving effect to any adjustments in accordance with Section 3.1.4). By way of illustration only, the Prior Period Pre-Adjusted Minimum Rent applicable to Lease Year 2 shall equal the annual rate of Pre-Adjusted Minimum Rent that was applicable as of the end of Lease Year 1.

Project Budget: With respect to a Planned Capital Refurbishment Project at any Facility, a reasonably detailed final budget, which budget shall also provide a reasonably detailed cost breakdown of all Planned Capital Refurbishment Project Costs with respect thereto.

Proprietary Information: (a) All computer software and accompanying documentation (including all upgrades, enhancements, additions, substitutions and modifications thereof), other than that which is commercially available, which are used by Lessee or any of its Affiliates in connection with Lessee’s property management system for the Facilities, (b) all policies, manuals, brochures and directives used by Lessee or any of its Affiliates with respect to the procedures and techniques to be used in operating the Facilities, (c) Lessee’s employee records which must remain confidential (as confirmed by Lessee to Lessor in writing) either under applicable Legal Requirements or under reasonable corporate policies of Lessee and its Affiliates and employee manuals and handbooks, (d) terms of any national contracts of Lessee or any of its Affiliates in connection with Lessee’s property management of the Facilities, (e) materials related to memory care, “Optimum Life” or “Innovative Senior Care” or any replacement service offerings thereof, (f) lead data, prospective customer names, non-public advertising and marketing materials, competitive analyses, referral source lists, and (g) with respect to any Facility, unless a notice of termination of this Lease with respect to such Facility or all of the Facilities shall have been delivered, the names of the residents of such Facility.

Purchase Obligation Exercise: As defined in Section 18.2.

Put Event: With respect to any Facility an Event of Default hereunder arising pursuant to any of Sections 16.1(b)through 16.1(e), 16.1(f)(arising out of (i) a breach or default by Lessee during the Term of any of its obligations or covenants pursuant to any of Sections 7.2.1, 7.2.2, 7.2.3, 7.2.5, 7.4, 37.1 or 37.2 or (ii) any other failure of Lessee to obtain and maintain all material licenses, permits and other authorizations to use and operate such Facility for its Primary Intended Use in accordance with all Legal Requirements), 16.1(k)relating to such Facility, 16.1(l)(arising out of a breach of any material representation or warranty of Lessee or any Guarantor in any such document relating to such Facility), 16.1(m)relating to such Facility and/or 16.1(o)relating to such Facility. Notwithstanding that Lessor and Lessee have specifically defined a “Put Event” for the limited purpose of setting forth the circumstances under which Lessor shall be entitled to the remedy set forth in Section 16.5, in no event shall this definition derogate the materiality of any other Event of Default (including any Event of Default which does not constitute a Put Event) or otherwise limit Lessor’s rights and remedies upon the occurrence of any such Event of Default, including those rights and remedies set forth in Sections 16.2, 16.3, 16.4 and/or 16.9.

Real Estate Tax Impound Account Trigger Event: A failure by Lessee to pay Impositions as and when required by Section 4.1 relating to real estate taxes more than two (2) times during any twenty-four (24) month period. Any Real Estate Tax Impound Account Trigger Event shall continue for a period of twenty-four (24) months (provided that, if anyadditional failure to pay any such Impositions occurs in such twenty-four (24) month period, such period will restart upon the occurrence of such additional failure to pay such Impositions).

REIT: A “real estate investment trust” within the meaning of Sections 856 through 860 of the Code.

REIT Requirements: As defined in Section 7.4.3.

Renewal Option Period: As defined in Section 19.1.

Rent: Collectively, the Minimum Rent, Additional Charges and all other amounts payable under this Lease.

Replacement Reserve: As defined in Section 9.5.1.

Request for Reimbursement: With respect to each Planned Capital Refurbishment Project for a Facility, certificates of Lessee and, to the extent applicable, the Architect, in each case on the appropriate AIA form, including form G702 together with attached AIA form G703 (or equivalent, which AIA form G703 or equivalent shall be modified to include columns for the original estimate of scheduled values for each line item, changes to the scheduled values for each line item and a revised scheduled value for each line item after any such change) and/or such other form(s)as Lessor may hereafter reasonably request which shall: (i) set forth the Persons to whom money was owed, and the amounts owed and paid to each, in connection with such Planned Capital Refurbishment Project; (ii) certify among other things that such amounts represent payments due for services actually rendered or materials actually acquired or furnished in connection with the construction/performance of such Planned Capital Refurbishment Project; (iii) state that all Planned Capital Refurbishment Project Costs for such Planned Capital Refurbishment Project have been paid in full and that the Planned Capital Refurbishment Project has been completed in accordance with Section 9.8.4; (iv) be accompanied by copies of billing statements, fee schedules, documentation supporting all costs, copies of all subcontracts not previously submitted and vouchers or invoices from the Persons named therein, in form reasonably satisfactory to Lessor; and (v) be accompanied by appropriate final and unconditional waivers of all lien rights with respect to such Planned Capital Refurbishment Project (to the extent not previously received by Lessor) executed by the General Contractor (if any) and all contractors, subcontractors, mechanics, materialmen and other Persons with such lien rights and whose charges are greater than Fifty Thousand Dollars ($50,000); provided, however, that a Request for Reimbursement with respect to a Planned Capital Refurbishment Project shall in no event require any certification from an Architect if an Architect has not been engaged by or on behalf of Lessee or any of its Affiliates in connection therewith.

Required Governmental Approvals: With respect to each Facility, all licenses, permits, accreditations, authorizations and certifications from any Governmental Authority which are material to or required for (i) the operation of such Facility and any Capital Addition thereto for its Primary Intended Use in accordance with all applicable, material Legal Requirements, including, without limitation, material state facility licenses, certificates of need, permits, provider agreements and accreditations or certifications from Medicare and/or Medicaid, and (ii) for any other use conducted on the Leased Property of such Facility and anyCapital Additions thereto as may be permitted from time to time hereunder in accordance with all applicable, material Legal Requirements.

Restricted Area: Any area lying within a [***] mile radius measured outward from the outside boundaries of the Land on which any Facility is located. All distances shall be measured on a straight-line (rather than on a driving-distance) basis.

SEC: Securities and Exchange Commission.

Separated Property: As defined in Section 31.2.

Separation Event:

(i)The sale, conveyance or other transfer by Lessor of all or any portion of its interest in the Leased Property of one (1)or more Facilities;

(ii)The sale, conveyance or other transfer of all or any portion of the stock, partnership, membership or other equity interests in Lessor;

(iii)Any financing by Lessor or any Affiliate of Lessor of all or any portion of its interests in the Leased Property of one (1)or more Facilities, including through a Facility Mortgage, the pledge of the stock, partnership, membership or other equity interests in Lessor or other means; or

(iv)The succession by any lender to Lessor or any Affiliate, whether directly or indirectly, to the interests of Lessor under this Lease, including through foreclosure or deed or other conveyance in lieu of foreclosure or in satisfaction of debt.

Shareholders’ Equity: With respect to any Person, the shareholders’, members’ or partners,’ beneficiaries’ or other equity of such Person, determined on a consolidated basis in accordance with GAAP.

Special Rent Credit: As defined in Section 3.1.4(b).

State: Except as otherwise indicated herein, with respect to each Facility, the State or Commonwealth in which the Leased Property for such Facility is located.

Subsidiaries: Corporations, partnerships, limited liability companies, business trusts or other legal entities with respect to which a Person owns, directly or indirectly (including through one or more intermediaries), more than fifty percent (50%) of the voting stock or partnership, membership or other equity interest, respectively.

Successor Operator: As defined in Section 45.1.4.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Superior Lessor: The lessor under a Superior Lease.

Superior Lease: Those leases described on Schedule 36.4 attached hereto and made a part hereof.

Target Property: As defined in Section 18.3.

Term: Each of the Pool 1 Fixed Term, Pool 2 Fixed Term and Pool 3 Fixed Term, as applicable and any Extended Terms thereof, as applicable, unless earlier terminated pursuant to the provisions hereof.

Third Appraiser: As defined in Section 34.1.1.

Transfer: As defined in Article XXIV.

Transfer Consideration: With respect to any Transfer constituting a Master Sublease of a Facility, “Transfer Consideration” shall mean fifty percent (50%) of the positive difference, if any, between the Fair Market Rental and the Allocated Minimum Rent payable by Lessee under this Lease determined on a monthly basis with respect to such Facility, prorating such Allocated Minimum Rent as appropriate, if less than all of the applicable Facility is Master Subleased. Fifty percent (50%) of such positive difference shall be paid by Lessee to Lessor monthly when the Allocated Minimum Rent is due for such Facility; provided, however, that in no event shall the total Transfer Consideration to which Lessor is entitled in connection with any such Master Sublease exceed the Total Consideration (as hereinafter defined) payable directly or indirectly to Lessee, to any Controlling Person(s)or to any other Person in exchange for, in connection with, related to or arising out of the transaction(s)as to which such Master Sublease is a part. With respect to any other Transfer relating to any Facility or all Facilities (i.e., a Transfer other than pursuant to a Master Sublease), “Transfer Consideration” shall mean fifty percent (50%) of the positive Leasehold FMV of such Facility(ies); provided, however, that in no event shall the total Transfer Consideration to which Lessor is entitled in connection with any such other Transfer exceed the Total Consideration payable directly or indirectly to Lessee, to any Controlling Person(s)or to any other Person in exchange for, in connection with, related to or arising out of the transaction(s)as to which such other Transfer is a part. As used herein, the term “Total Consideration” shall mean and include money and the fair market value of any services, property and other things of value, including payment of costs, cancellation or forgiveness of indebtedness, discounts, rebates, barter and the like. For purposes of Section 24.1.2.2 and the payment of Transfer Consideration to Lessor as provided in this Lease, if any Transfer Consideration otherwise payable is due from and based on Total Consideration payable to Lessee, any Controlling Person(s)or to any other Person in exchange for, in connection with, related to or arising out of such Transfer as provided above, (a) where such Total Consideration is payable on a deferred basis (the “Deferred Total Consideration”), then the amount of the Transfer Consideration due from and based on any such Deferred Total Consideration shall be payable to Lessor as and when paid to Lessee, to any Controlling Person(s)or to any such other Person or (b) where such Total Consideration is payable in a form other than immediately available cash, then the amount of Transfer Consideration due from and based on the fair market value of such non-cash Total Consideration shall be payable to Lessor in the form of immediately available cash promptly following receipt by or credit to Lessee, any Controlling Person(s)or any such other Person of such non-cash Total Consideration. Lessee acknowledges and agrees that the terms under which Lessor is entitled to the payment ofTransfer Consideration pursuant to this Lease and the amount thereof has been freely negotiated and represents a fair and equitable division with Lessor of the consideration payable in connection with a Transfer taking into account, among other things, Lessor’s investment in the Leased Property, the terms of this Lease and the inherent risks of owning and leasing real property.

Unsuitable for Its Primary Intended Use: With respect to each Facility, a state or condition of such Facility such that by reason of damage or destruction or Condemnation, in the good faith judgment of Lessor, such Facility cannot be operated on a commercially practicable basis for its Primary Intended Use.

Windstorm and Flood Insurance: As defined in Section 13.4.

ARTICLE III.

3.1Rent. Lessee shall pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset or deduction, the amounts set forth hereinafter as Minimum Rent during the Term. Payments of Minimum Rent shall be made by wire transfer of funds initiated by Lessee to Lessor’s account or to such other Person as Lessor from time to time may designate in writing. For the avoidance of doubt, Lessee shall have no right to prepay all or any portion of the Rent hereunder prior to the Commencement Date.

3.1.1Minimum Rent. From and after the Commencement Date and continuing through the Term, Lessee shall pay to Lessor Minimum Rent monthly, in advance on or before the first day of each calendar month, at an annual rate equal, in the aggregate, to the sum of the amounts set forth for all of the Facilities under the heading “Initial Annual Allocated Minimum Rent” on each of Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto, as such amounts may be (a) increased from time to time in accordance with Section 3.1.3 (such amounts, as the same may have been increased in accordance with Section 3.1.3, the “Pre-Adjusted Minimum Rent”) and (b) only after giving effect to any increases theretofore applied in accordance with Section 3.1.3, adjusted from time to time in accordance with Section 3.1.4. Such Minimum Rent shall be allocated or attributed for certain purposes of this Lease to the Facilities in the respective amounts set forth in Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto, as such amounts may be (i) increased from time to time in accordance with Section 3.1.3 (the applicable amount set forth in Exhibit A-1, Exhibit A-2 or Exhibit A-3, as the case may be, for any Facility, as the same may have been increased in accordance with Section 3.1.3, the “Pre-Adjusted Allocated Minimum Rent”) and (ii) only after giving effect to any increases theretofore applied in accordance with Section 3.1.3, adjusted from time to time in accordance with Section 3.1.4.

3.1.2Intentionally Omitted.

3.1.3Pre-Adjusted Minimum Rent. During the first Lease Year (i.e., commencing on the Commencement Date and for the period through December 31, 2014), the Pre-Adjusted Minimum Rent shall be equal to the sum of the amounts set forth for all of the Facilities under the heading “Initial Annual Allocated Minimum Rent” on each of Exhibit A-1,Exhibit A-2 and Exhibit A-3 attached hereto. During the second Lease Year (i.e., commencing on January 1, 2015 and for the period through December 31, 2015), the Pre-Adjusted Minimum Rent shall be an amount equal to the sum of (x) the Prior Period Pre-Adjusted Minimum Rent, plus (y) the product of (a) the Prior Period Pre-Adjusted Minimum Rent and (b) three and one-half percent (3.5%). During the third Lease Year (i.e., commencing on January 1, 2016 and for the period through December 31, 2016), the Pre-Adjusted Minimum Rent shall be an amount equal to the sum of (x) the Prior Period Pre-Adjusted Minimum Rent, plus (y) the product of (a) the Prior Period Pre-Adjusted Minimum Rent and (b) three percent (3%). During the fourth Lease Year (i.e., commencing on January 1, 2017 and for the period through December 31, 2017), the Pre-Adjusted Minimum Rent shall be an amount equal to the sum of (x) the Prior Period Pre-Adjusted Minimum Rent, plus (y) the product of (a) the Prior Period Pre-Adjusted Minimum Rent and (b) three percent (3%). During the fifth Lease Year (i.e., commencing on January 1, 2018 and for the period through December 31, 2018) and for each Lease Year thereafter, the Pre-Adjusted Minimum Rent for the applicable Lease Year shall be an amount equal to the sum of (x) the Prior Period Pre-Adjusted Minimum Rent applicable to such Lease Year, plus (y) the product of (a) the Prior Period Pre-Adjusted Minimum Rent applicable to such Lease Year and (b) the greater of (i) two and one-half percent (2.5%) and (ii) the CPI Increase, but not to exceed five percent (5%) (the Pre-Adjusted Minimum Rent amount determined in accordance with the foregoing formulas, to be known as the “Ordinary Minimum Rent Increase Amount”). Notwithstanding the foregoing provisions of this Section 3.1.3, (A) if at any time Lessor funds any amount on account of a Planned Capital Refurbishment Project at a Facility in accordance with Section 9.8, the then-current Pre-Adjusted Allocated Minimum Rent for such Facility (and the then-current Pre-Adjusted Minimum Rent) shall be increased on the date of such funding by an amount equal to the product of (I)the amount so funded and (II)the Lease Rate and (B) if at any time Escrow closes for the purchase of the Leased Property of any Facility in accordance with Section 31.4.3(c), the Excess Allocation with respect to such Facility (if any) shall be reallocated to the other Facilities then subject to this Lease (in proportion to their respective Allocated Minimum Rents) so as to increase accordingly the then-current Pre-Adjusted Allocated Minimum Rent for each other Facility for the period commencing on the date of such closing and continuing through the end of the Term (and increase accordingly the Pre-Adjusted Minimum Rent).

3.1.4Rent Adjustments. The Allocated Minimum Rent and the Minimum Rent for any Lease Year shall be equal to (1) the Pre-Adjusted Allocated Minimum Rent and the Pre-Adjusted Minimum Rent, respectively, for such Lease Year (as determined in accordance with Section 3.1.3), less (2) the amount of the applicable CCRC Acquisition Rent Credit (as determined in accordance with Section 3.1.4(a)), if any, less (3) the amount of the applicable Special Rent Credit (as determined in accordance with Section 3.1.4(b)), if any, less (4)the aggregate amount of any and all applicable Facility Purchase Rent Reductions (as determined in accordance with Section 3.1.4(c)). As used in this Section 3.1, the following terms shall have the following meanings:

(a)The “CCRC Acquisition Rent Credit” shall mean [***].

(b)The “Special Rent Credit” shall mean (i) with respect to the third Lease Year, a deduction from the Pre-Adjusted Allocated Minimum Rent with respect to each Facility for such Lease Year in the applicable amount specified for such Facility under the heading “2016 Allocated Special Rent Credit” on Exhibit A-1, Exhibit A-2 or Exhibit A-3, as the case may be (and a corresponding deduction from the Pre-Adjusted Minimum Rent for such Lease Year in an amount equal to the sum of all of such specified amounts) and (ii) with respect to the fourth Lease Year and each Lease Year thereafter, a deduction from the Pre-Adjusted Allocated Minimum Rent with respect to each Facility for such Lease Year in the applicable amount specified for such Facility under the heading “Subsequent Special Rent Credit” on Exhibit A-1, Exhibit A-2 or Exhibit A-3, as the case may be (and a corresponding deduction from the Pre-Adjusted Minimum Rent for such Lease Year in an amount equal to the sum of all of such specified amounts). For avoidance of doubt, there shall be no Special Rent Credit with respect to the first and second Lease Years.

(c)The “Facility Purchase Rent Reduction” shall mean, with respect to the closing of Escrow for the purchase of the Leased Property of any Facility in accordance with Section 31.4.3(c), a deduction from the Pre-Adjusted Allocated Minimum Rent with respect to such Facility (and a corresponding deduction from the Pre-Adjusted Minimum Rent) for the period commencing on the date of such closing and continuing through the end of the Lease Year in which such closing occurs and for each Lease Year thereafter, in each case in an amount equal to the product of (i) the purchase price paid for the Leased Property of such Facility to Lessor and (ii) [***] (provided that such amount shall be prorated for such period if it represents a partial year). The “Excess Allocation” shall mean, with respect to any Facility purchased in accordance with Section 31.4.3(c), the excess, if any, of (x) the Pre-Adjusted Allocated Minimum Rent for such Facility immediately prior to the date of the closing of Escrow for such purchase over (y) the amount of the Facility Purchase Rent Reduction in respect of such purchase.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

3.1.5Rent Pro-Rations. Notwithstanding any contrary provision of Section 3.1, (i) the first monthly payment of Minimum Rent shall be payable on the Commencement Date (prorated as to any partial calendar month at the beginning of the Term), (ii) the last monthly payment of Minimum Rent shall be prorated as to any partial calendar month at the end of the Term, and (iii) in the event that the first day of any calendar month is not a Business Day, then such payment shall be due on the next Business Day immediately following such first day of the subject calendar month.

3.2Additional Charges. In addition to the Minimum Rent, (i) subject to Article XII regarding permitted contests, Lessee shall also pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions which Lessee assumes or agrees to pay under this Lease in accordance with the terms hereof; and (ii) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (i)above, Lessee shall also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (i)and (ii)above being referred to herein collectively as the “Additional Charges”), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statuteor otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent.

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3.3Late Payment of Rent.

LESSEE HEREBY ACKNOWLEDGES THAT LATE PAYMENT BY LESSEE TO LESSOR OF RENT WILL CAUSE LESSOR TO INCUR COSTS NOT CONTEMPLATED HEREUNDER, THE EXACT AMOUNT OF WHICH IS PRESENTLY ANTICIPATED TO BE EXTREMELY DIFFICULT TO ASCERTAIN. ACCORDINGLY,IF ANY INSTALLMENT OF RENT OTHER THAN ADDITIONAL CHARGES PAYABLE TO A PERSON OTHER THAN LESSOR SHALL NOT BE PAID WITHIN FIVE (5)BUSINESS DAYS AFTER ITS DUE DATE, LESSEE WILL PAY LESSOR ON DEMAND A LATE CHARGE EQUAL TO THE LESSER OF (I)THREE PERCENT (3%) OF THE AMOUNT OF SUCH INSTALLMENT OR (II)THE MAXIMUM AMOUNT PERMITTED BY LAW. THE PARTIES AGREE THAT THIS LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS THAT LESSOR WILL INCUR BY REASON OF LATE PAYMENT BY LESSEE. THE PARTIES FURTHER AGREE THAT SUCH LATE CHARGE IS RENT AND NOT INTEREST AND SUCH ASSESSMENT DOES NOT CONSTITUTE A LENDER OR BORROWER/CREDITOR RELATIONSHIP BETWEEN LESSOR AND LESSEE. IN ADDITION, THE AMOUNT UNPAID,INCLUDING ANY LATE CHARGES, SHALL BEAR INTEREST AT THE OVERDUE RATE COMPOUNDED MONTHLY FROM THE DUE DATE OF SUCH INSTALLMENT TO THE DATE OF PAYMENT THEREOF, AND LESSEE SHALL PAY SUCH INTEREST TO LESSOR ON DEMAND. THE PAYMENT OF SUCH LATE CHARGE OR SUCH INTEREST SHALL NOT CONSTITUTE WAIVER OF, NOR EXCUSE OR CURE, ANY DEFAULT UNDER THIS LEASE, NOR PREVENT LESSOR FROM EXERCISING ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO LESSOR.

LESSOR’S INITIALS:

LESSEE’S INITIALS:

3.4Net Lease. This Lease is and is intended to be what is commonly referred to as a “net, net, net” or “triple net” lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount or benefit (as applicable), of the installments of Minimum Rent and Additional Charges throughout the Term.

3.5Personal Property. Lessor and Lessee agree that the fair market value of Lessor’s Personal Property leased hereunder at each Facility does not exceed fifteen percent (15%) of the total fair market value of all of the property leased hereunder at the Facility (including real property, improvements, fixtures and personal property).

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ARTICLE IV.

4.1Impositions.

4.1.1Subject to Article XII regarding permitted contests, Lessee shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost is added for nonpayment. Lessee shall make such payments directly to the taxing authorities where feasible, and promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Subject to Article XII regarding permitted contests, Lessee’s obligation to pay Impositions shall be absolutely fixed upon the date such Impositions become a lien upon the Leased Property, any Capital Additions or any part(s)thereof. If any Imposition may, at the option of the taxpayer, lawfully be paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Lessee may pay the same, and any accrued interest on the unpaid balance of such Imposition, in installments as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.

4.1.2Lessor shall prepare and file all tax returns, extensions and reports in compliance with all material Legal Requirements with respect to Lessor’s net income, gross receipts, franchise taxes and taxes on its capital stock; provided, that if Lessee would have any liability for such taxes, as Impositions or otherwise, Lessor shall submit the relevant returns, extensions and/or reports to Lessee at least ten (10)days prior to the due date for such returns, extensions and/or reports. Lessee shall prepare and file all other tax returns and reports as may be required by Legal Requirements with respect to or relating to the Leased Property, all Capital Additions, Lessee’s Personal Property and Intangible Property. Any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee for so long as no Event of Default shall have occurred hereunder and be continuing. For so long as no Event of Default shall have occurred hereunder and be continuing, any refund shall be paid over to or retained by Lessor and applied to the payment of Lessee’s obligations under this Lease in such order of priority as Lessor shall determine.

4.1.3Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property and all Capital Additions as may be necessary to prepare any required returns and reports. If any property covered by this Lease is classified as personal property for tax purposes, Lessee, to the extent required to comply with Legal Requirements, shall file all personal property tax returns in such jurisdictions in compliance with all material Legal Requirements. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, shall provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns and to the extent practicable, Lessee shall be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Lessee to file a protest.

4.1.4Lessee may, upon notice to Lessor, at Lessee’s option and at Lessee’s sole cost and expense, protest, appeal, or institute such other proceedings as Lessee maydeem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee’s expense as aforesaid, shall reasonably cooperate with Lessee in such protest, appeal, or other action but at no cost or expense to Lessor. Billings for reimbursement by Lessee to Lessor of personal property or real property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property or real property with respect to which such payments are made.

4.1.5Lessor shall give prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor has knowledge (including, without limitation, those in respect of which Lessor has received written notice), but Lessor’s failure to give any such notice shall in no way diminish Lessee’s obligations hereunder to pay such Impositions.

4.1.6Impositions imposed or assessed in respect of the tax-fiscal period during which the Term terminates with respect to any Facility shall be adjusted and prorated between Lessor and Lessee with respect to such Facility, whether or not such Imposition is imposed or assessed before or after such termination, and Lessee’s obligation to pay its prorated share thereof shall survive such termination with respect to such Facility.

4.2Utility Charges. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property and all Capital Additions. Lessee shall also pay or reimburse Lessor for all out-of-pocket costs and expenses of any kind whatsoever which at any time with respect to the Term hereof may be imposed against Lessor by reason of any of the covenants, conditions and/or restrictions affecting the Leased Property, any Capital Additions and/or any part(s)thereof, or with respect to easements, licenses or other rights over, across or with respect to any adjacent or other property which benefits the Leased Property and/or any Capital Additions, including any and all out-of-pocket costs and expenses associated with any utility, drainage and parking easements.

4.3Insurance Premiums. Lessee shall pay or cause to be paid all premiums for the insurance coverage required to be maintained by Lessee hereunder.

4.4Impound Accounts.

4.4.1Upon the occurrence and during the continuance of a Real Estate Tax Impound Account Trigger Event, Lessee shall deposit, at the time of any payment of Minimum Rent, an amount equal to one-twelfth (1/12th) of Lessee’s estimated annual Impositions relating to real estate taxes, of every kind and nature, required pursuant to Section 4.1 in a segregated, interest bearing tax impound account as directed by Lessor. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order or priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. Nothing in this Section 4.4.1 shall be deemed to affect any other right or remedy of Lessor hereunder.

4.4.2Upon the occurrence and during the continuance of an Insurance Premium Impound Account Trigger Event, Lessee shall deposit at the time of any payment of Minimum Rent, an amount equal to one-twelfth (1/12th) of Lessee’s estimated annual insurance premiums required pursuant to Section 4.3 in a segregated, interest bearing insuranceimpound account as directed by Lessor. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order or priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. Nothing in this Section 4.4.2 shall be deemed to affect any other right or remedy of Lessor hereunder.

4.4.3No amount deposited with Lessor or into an impound account established pursuant to this Section 4.4 shall be or be deemed to be escrow or trust funds, provided that all amounts deposited with Lessor shall be held in segregated, interest-bearing accounts as designated by and under the control of Lessor. Lessee shall be entitled to have interest earned on funds deposited into an impound account established pursuant to this Section 4.4 (but Lessor shall have no obligation to provide any specified rate of return and shall have no liability to Lessee with respect to the amount of any such interest earned on such deposits). Any amounts deposited with Lessor or contained in any impound account established pursuant to this Section 4.4 shall be solely for the protection of Lessor and the Leased Property and entail no responsibility on Lessor’s part beyond the timely application of such amounts as provided above. The cost of administering any impound accounts shall be paid by Lessee. In the event of a transfer of Lessor’s interest in the Leased Property of any Facility or an assignment of Lessor’s interest in this Lease with respect to any Facility, Lessor shall transfer to the transferee the amounts deposited by Lessee in any impound account established by Lessor pursuant to this Section 4.4 with respect to such Facility and thereupon shall, without any further agreement between the parties, be released by Lessee from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of such amounts to such a transferee/assignee. The amounts deposited by Lessee (or by a transferee of Lessor’s interest, as described above) in any impound account established by Lessor pursuant to this Section 4.4 may also be assigned as security in connection with a Facility Mortgage, provided that the same shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee. Nothing contained in this Section 4.4.3 shall be deemed to affect any other right or remedy of Lessor hereunder.

4.5Tax Service. During the Term, to the extent in Lessee’s possession, Lessee shall provide Lessor with copies of reports provided by a third party tax reporting service or consultant monitoring the timely payment of Impositions by Lessee under this Lease promptly upon Lessor’s request for such reports, but in no event more frequently than quarterly. Notwithstanding the foregoing, Lessor shall retain the right at any time during the Term, at its election and expense, to separately engage a third party tax reporting service or consultant for the purpose of monitoring the timely payment of Impositions by Lessee under this Lease and Lessee shall reasonably cooperate with Lessor and any such a third party tax reporting service or consultant engaged by Lessor

.

ARTICLE V.

5.1No Termination, Abatement, etc. Except as otherwise specifically provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent. Except as otherwise specifically provided in this Lease, the respective obligations of Lessor and Lessee shall not be affected by reason of (i) any damage to ordestruction of the Leased Property, any Capital Additions and/or any part(s)thereof from whatever cause and/or any Condemnation of the Leased Property, any Capital Additions and/or any part(s)thereof; (ii) the lawful or unlawful prohibition of, or restriction upon, Lessee’s use of the Leased Property, any Capital Additions and/or any part(s)thereof, or the interference with such use by any Person (other than Lessor in contravention of this Lease) or by reason of eviction by paramount title; (iii) any claim that Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor hereunder or under any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties (except, and then only to the extent that, Lessor’s actions materially and adversely impair Lessee’s use or operation of a Facility in contravention of this Lease); (iv) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor; or (v) for any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property, any Capital Additions and/or any part(s)thereof; or (b) which may entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

5.2Termination with Respect to Fewer than All of the Facilities. Wherever in this Lease the action of terminating the Lease with respect to any Facility (or action of similar import) is discussed, such action shall mean the termination of Lessee’s rights in and to the Leased Property relating to such Facility. Notwithstanding anything in this Lease to the contrary, if this Lease shall expire or be terminated by Lessor or Lessee with respect to any Facility in accordance with the terms and provisions of this Lease, such expiration or termination shall not affect the applicable Term of this Lease with respect to the balance of the Facilities not so expiring or being terminated, and this Lease shall continue in full force and effect with respect to each other such Facility, except that the total Minimum Rent payable hereunder shall (except as otherwise expressly provided in Section 3.1.4(c)) be reduced by the amount of Allocated Minimum Rent with respect to such Facility as to which this Lease has so expired or been terminated. Nothing contained in this Section 5.2 shall serve in any way (a) to limit Lessor’s ability, pursuant to and solely in accordance with Section 16.2 below, to terminate this Lease with respect to any or all of the Facilities if an Event of Default shall have occurred under this Lease, regardless of whether such Event of Default emanated primarily from a single Facility, or (b) in the event of a termination because of an Event of Default, to recover damages or otherwise exercise its remedies with respect to such Facility(ies) as provided in Article XVI.

ARTICLE VI.

6.1Ownership of the Leased Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has the right to the exclusive possession anduse of the Leased Property only upon the terms and conditions of this Lease. Upon the expiration or earlier termination of this Lease with respect to any Facility, Lessee shall, at its expense, repair and restore the Leased Property relating to such Facility to the condition required by Section 9.1.4.

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6.2Personal Property. During the Term, Lessee shall, as necessary to operate and maintain each Facility in accordance with all material terms of this Lease, and at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Lessee’s Personal Property and replacements thereof which shall be the property of and owned by Lessee. Except as provided in Sections 6.3 and 16.9, Lessor shall have no rights to Lessee’s Personal Property or Intangible Property. With respect to each Facility, Lessee shall provide and maintain during the entire Term applicable to such Facility all Personal Property necessary in order to operate such Facility (i) in compliance with all Required Governmental Approvals, and (ii) in material compliance with all Legal Requirements and all Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. In addition, Lessee shall (at its own expense and subject to the immediately preceding sentence) be permitted to replace, modify, alter or substitute any of Lessor’s Personal Property that has become obsolete or worn out with personal property of equal or better quality. Any such replacements, modifications, alterations or substitutions (whether or not upgrades thereof) shall become Lessor’s Personal Property.

6.3Transfer of Personal Property and Capital Additions to Lessor. Upon the expiration or earlier termination of this Lease with respect to any Facility (unless such termination is the result of Lessee’s purchase of such Facility), all Capital Additions not owned by Lessor shall become the property of Lessor, free of any encumbrance, and all or any portion of Lessee’s Personal Property (including motor vehicles used to transport residents/patients, but excluding, for the avoidance of doubt, Lessee’s Intangible Property) relating to such Facility shall, if so elected by Lessor, become the property of Lessor, free of any encumbrance, and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership and discharge any encumbrance thereon; provided that the foregoing shall not derogate from the provisions of Section 45.1.4. If Lessor does not so elect to acquire any portion of the Lessee’s Personal Property, Lessee shall remove any such items of Lessee’s Personal Property that Lessor has not so elected to acquire upon such expiration or earlier termination of this Lease. Notwithstanding the foregoing or anything to the contrary in this Lease, upon the expiration or earlier termination of this Lease with respect to any Facility, Lessor shall not be obligated to reimburse Lessee for any replacements, rebuildings, alterations, additions, substitutions, and/or improvements that are surrendered as part of or with the Leased Property or Capital Additions of such Facility. For purposes of this Section 6.3 only, “Lessee’s Personal Property” shall not include any Lessee’s IP Intangibles.

ARTICLE VII.

7.1Condition of the Leased Property. Lessee acknowledges receipt and delivery of possession of the Leased Property and confirms that Lessee has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease. Regardless, however, of any examination or inspection made by Lesseeand whether or not any patent or latent defect or condition was revealed or discovered thereby, Lessee is leasing the Leased Property “AS IS” in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property including any defects or adverse conditions not discovered or otherwise known by Lessee as of the date hereof. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED,IN RESPECT OF THE LEASED PROPERTY OR ANY PARTTHEREOF, EITHER AS TO ITS TITLE, FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE, MOLD OR MOLD CONDITION,IT BEING AGREED THAT ALL SUCH RISKS, LATENT OR PATENT, ARE TO BE BORNE SOLELY BY LESSEE INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY (I)ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS AND (II)MOLD REMEDIATION AND COMPLIANCE WITH ALL MOLD REMEDIATION REQUIREMENTS.

7.2Use of the Leased Property.

7.2.1Lessee covenants that it will obtain and maintain (or, in the case of any Facility in respect of which a Master Sublease or management agreement permitted without Lessor’s consent under Sections 24.1.1 and 24.1.12 is in effect between Lessee and any of its Affiliates, cause such Affiliate to obtain and maintain) all Required Governmental Approvals with respect to each Facility (including for any Capital Additions to such Facility).

7.2.2Lessee shall use or cause to be used the Leased Property, all Capital Additions and the improvements thereon of each Facility only for the Primary Intended Use of such Facility and for no other uses, except for areas reasonably required for office, storage space or ancillary service uses incidental to the Primary Intended Use. No change to the Primary Intended Use of any Facility shall be permitted hereunder without the prior written consent of Lessor, which consent may be granted or withheld in Lessor’s reasonable discretion.

7.2.3Subject to any reasonable interruptions in operations as a result of (i) casualty or condemnation and the restoration thereof in accordance with the applicable provisions of Article XIV and/or Article XV hereof, or (ii) the remediation of any environmental condition in accordance with the applicable provisions of Section 37.3 hereof, Lessee shall operate continuously the entire Leased Property and all Capital Additions of each Facility in accordance with the Primary Intended Use of such Facility. Lessee shall devote the entirety of each Facility and all Capital Additions thereto to the Primary Intended Use, except for areas reasonably required for office, storage space or ancillary service uses incidental to the Primary Intended Use. Lessee shall not modify the services offered or, except as permitted in Section 7.4 hereof, take any other action (e.g., removing patients or residents from any Facility or directing patients or residents, or prospective patients or residents, to another facility) which would materially reduce Gross Revenues or the Fair Market Value of any Facility.

7.2.4Lessee shall conduct its business at each Facility in conformity with standards that meet or exceed the standards of such Facility’s operations as of theCommencement Date and in a manner consistent with normal and customary standards of patient or resident care practice (as the same may change from time to time during the Term) provided in similar facilities in the State.

7.2.5Lessee shall not commit any physical waste on the Leased Property and/or on or to any Capital Additions.

7.2.6Lessee shall not permit the Leased Property, any Capital Additions, or any part(s)thereof, or Lessee’s Personal Property, to be used in such a manner as (i) is reasonably likely to impair Lessor’s title thereto or to any portion thereof or (ii) may make reasonably likely a claim of adverse use or possession, or an implied dedication of the Leased Property, any Capital Additions or any part(s)thereof.

7.3Lessor to Grant Easements, Etc. Lessor shall, from time to time so long as no Event of Default has occurred and is continuing, at the request of Lessee and at no cost or expense to Lessor, but subject to the approval of Lessor, which approval shall not be unreasonably withheld, conditioned or delayed, (i) grant easements and other rights in the nature of easements; (ii) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property; (iii) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes; (iv) execute petitions to have the Leased Property annexed to any municipal corporation or utility district; (v) execute amendments to any covenants, conditions and restrictions affecting the Leased Property; and (vi) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers to the extent of its interest in the Leased Property, but only upon delivery to Lessor of an Officer’s Certificate stating that such grant release, dedication, transfer, petition or amendment is either reasonably necessary for the use, maintenance and/or operation of the Leased Property or would not be detrimental to the proper conduct of the Lessee’s business and, in each case, would not be reasonably expected to materially reduce the value of the Leased Property.

7.4Preservation of Facility Value. Lessee acknowledges that a fair return to Lessor on its investment in the Leased Property is dependent, in part, on the concentration during the Term of, as applicable, the senior housing businesses of the Lessee Parties in the geographical area of the Leased Property. Lessee further acknowledges that diversion of residents and/or patients, as applicable, from any Facility to other facilities and/or reemployment by Lessee of management or supervisory personnel working at any Facility following the expiration or earlier termination of this Lease at other facilities owned, operated or managed, whether directly or indirectly, by the Lessee Parties could reasonably be expected to have a material adverse impact on the value and utility of the Leased Property and all Capital Additions. Lessor and Lessee agree as follows:

7.4.1Unless approved by Lessor in its sole and absolute discretion, Lessee shall not, and shall not permit any of its Affiliates to, participate directly or indirectly, at any time during the Term (other than the [***] of the Term, which shall be governed by Section 7.4.2), in the de novo development or construction of any Competing Community;provided, however, that the foregoing prohibition shall not be deemed to restrict any expansion, repositioning or redevelopment of (i) any Competing Community identified on Schedule 7.4.1 hereto or (ii) any Competing Community in which Lessee or any of its Affiliates acquires any fee, leasehold, management or other interest (provided that Lessee or its Affiliate(s)shall have first notified Lessor in writing of its or its Affiliate’s intentions to so acquire such fee, leasehold, management or other interest in such Competing Community).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

7.4.2During the [***] of the Term (as such period may change following any extension of the Term permitted by the terms of this Lease from time to time, the “Restriction Period”), none of the Lessee Parties, directly or indirectly, shall acquire the operation, ownership, management or any ownership interest in any Competing Community providing services or goods similar to those provided in connection with any Facility and its Permitted Intended Use. Notwithstanding the foregoing, this Section 7.4.2 shall not be deemed violated (i) with respect to any such Competing Community owned, leased, operated or managed by Brookdale or its Affiliates, or in which any of Brookdale or its Affiliates has any ownership interest, as of the commencement of the applicable Restriction Period, (ii) with respect to such Competing Communities owned, leased, operated or managed by Lessor or any Affiliate of Lessor that are transferred by Lessor or any Affiliate of Lessor to any Lessee Party from time to time, and/or (iii) if any Lessee Party’s interest in any such Competing Community shall arise by virtue of any Lessee Party’s acquisition during the Restriction Period of the operation, ownership, management or other ownership interest in a portfolio, directly or indirectly, by operation of law or otherwise, and less than [***] of the facilities in such portfolio are Competing Communities providing services or goods similar to those provided in connection with any Facility and its Permitted Intended Use (such acquisition, a “Portfolio Acquisition”). In the event that any Lessee Party consummates a Portfolio Acquisition during the Restriction Period (as modified pursuant to the terms hereof), Lessee shall give notice thereof to Lessor within five (5)Business Days after the date on which such Portfolio Acquisition is consummated. Within thirty (30) days after receipt of such notice, Lessor may request that the applicable Lessee Party sell, dispose of or cease to manage, or transfer the management of, as applicable, any Competing Community providing services or goods similar to those provided in connection with any Facility and its Permitted Intended Use which is acquired during the Restriction Period as part of the Portfolio Acquisition, to a non-Affiliate of such Lessee Party (each, a “Disposition Request”) within one hundred twenty (120) days of the consummation of the Portfolio Acquisition (the “Outside Disposition Date”) (provided Lessor’s failure to make such written request within such thirty (30) day period with respect to such Competing Community(ies) shall be deemed a waiver by it of Lessor’s right to make such request with respect to such Competing Community(ies)). If Lessee fails to notify Lessor of a Portfolio Acquisition within the five (5)Business Day period described above, Lessor shall be deemed to have made a Disposition Request with respect to each Competing Community (providing services or goods similar to those provided in connection with any Facility and its Permitted Intended Use) which is acquired during the Restriction Period as part of such Portfolio Acquisition. In the event that the applicable Lessee Party fails to sell, dispose of or cease to manage, or transfer the management of, such Competing Community or Competing Communities as requested (or deemed requested) by Lessor, then unless and until such Lessee Party sells, disposes of or ceases to manage, or transfers the management of, as requested (ordeemed requested) by Lessor, such Competing Community or Competing Communities to a non-Affiliate of such Lessee Party, commencing on the Outside Disposition Date, Lessee shall pay to Lessor each month as an Additional Charge under this Lease (in addition to Minimum Rent and all other Additional Charges payable hereunder) an amount equal to (x) during the [***] of the Term, [***] of the gross revenue of such Competing Community or Competing Communities for such month, (y) during the [***] of the Term, [***] of the gross revenue of such Competing Community or Competing Communities for such month, and (z) during the [***] of the Term, [***] of the gross revenue of such Competing Community or Competing Communities for such month, in each case calculated as if each such Competing Community were a Facility. Notwithstanding the foregoing, (1) the failure of any Lessee Party to dispose of any Competing Community as required herein on or prior to the Outside Disposition Date shall not be or result in a default by Lessee hereunder, the parties agreeing that the sole remedy of Lessor for any such failure is set forth in this Section 7.4.2 (and that a failure by Lessee to pay any Additional Charge as required herein shall constitute a default by Lessee hereunder), (2) no Additional Charge as contemplated by this Section 7.4.2 shall be due or payable with respect to any such Competing Community after the applicable Lessee Party sells, disposes of or ceases to manage, or transfers the management of, as applicable, such Competing Community to a non-Affiliate of such Lessee Party, and (3) Lessee, in its sole discretion, may notify Lessor of any intended Portfolio Acquisition which may occur during the Restriction Period prior to the consummation thereof and, in such event, (A) Lessor shall notify Lessee within thirty (30) days after receipt of such notice of any Disposition Request (provided Lessor’s failure to make such written request within such thirty (30) day period shall be deemed a waiver by it of Lessor’s right to make such request with respect to such Competing Community(ies)) and (B) subject to the terms (including the last sentence) of this Section 7.4.2, the applicable Lessee Party shall be required to dispose of the applicable Competing Community to a non-Affiliate of such Lessee Party prior to the Outside Disposition Date, if a Disposition Request is timely made by Lessor (or, if not disposed of as aforesaid, to pay the amounts set forth above as Additional Charges until such Competing Community is disposed of as aforesaid).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

The parties hereto agree that if Lessee elects to extend the Term of this Lease, upon the exercise of such extension right, the “Restriction Period” contemplated by this Section 7.4.2 shall be automatically modified accordingly to reflect the new Extended Term, and the operating restrictions and any payment obligations required under this Section 7.4.2 shall cease, and no operating restrictions and/or payment obligations under this Section 7.4.2 shall apply except as set forth herein during the next Restriction Period (that is, the [***] of the Term, as extended).

7.4.3Notwithstanding any provision of this Lease to the contrary, in the event that counsel or independent accountants for Lessor determine that there exists a material risk that any amounts due to Lessor under Section 7.4.2 would be treated as gross income for purposes of section 856 of the Code that is not described in section 856(c)(2)or 856(c)(3)of the Code, as applicable (such gross income, “Nonqualifying Income”) to Lessor (or its direct or indirect owner that is a REIT), the amount paid to Lessor pursuant to this Agreement in any taxable year of Lessor shall not exceed the maximum amount that can be paid to Lessor in such year without causing Lessor (or its direct or indirect owner that is a REIT) to fail to meet the requirements applicable to REITs under the Code (the “REIT Requirements”) for such year, determined as if the payment of such amount were Nonqualifying Income. If the amountpayable for any taxable year of Lessor under the preceding sentence is less than the amount that otherwise would be payable to Lessor pursuant to this Lease (the amount of such deficit, the “Expense Amount”), then: (A) Lessor shall deposit such Expense Amount in escrow with an escrow agent mutually satisfactory to Lessor and Lessee under an escrow agreement conforming to the terms of this paragraph; and (B) Lessor shall not be entitled to any such Expense Amount, unless and until Lessor delivers to the escrow agent, at the sole option of Lessor, (i) an opinion of Lessor’s tax counsel to the effect that such amount, if and to the extent paid, would not constitute Nonqualifying Income, (ii) a letter from Lessor’s independent accountants indicating the maximum amount that can be paid at that time to Lessor without causing Lessor (or its direct or indirect owner that is a REIT) to fail to meet the REIT Requirements for any relevant taxable year, in which case Lessor shall be paid such maximum amount, or (iii) a private letter ruling issued by the Internal Revenue Service indicating that the receipt of any Expense Amount hereunder will not cause Lessor (or its direct or indirect owner that is a REIT) to fail to satisfy the REIT Requirements. Lessee’s and escrow holder’s obligation to pay any Expense Amounts shall terminate ten (10)years from the date of this Agreement and, upon such date, the escrow holder shall remit any remaining funds in escrow to Lessee and Lessee shall have no obligation to make any further payments to Lessor with respect to such Expense Amounts notwithstanding that such Expense Amounts have not been paid as of such date. For all purposes of this Lease, (i) Lessor releases Lessee from any claims that may arise from actions taken by Lessee at the request of Lessor or its agent under this Section 7.4.3, and (ii) Lessor’s right to receive Expense Amounts shall be limited to the amounts in escrow and Lessee shall have no obligation to make any further payments to Lessor with respect to such Expense Amounts.

7.4.4Except (a) to provide residents or patients with an alternative level of care not available at a Facility, (b) as the result of the failure of the applicable resident or patient to pay Lessee for his or her stay at a Facility, (c) to ensure the health and welfare of any residents or patients of a Facility, or (d) in response to an unsolicited request by the resident or his/her family or caregiver for a recommendation for alternative facilities, at any time during the [***] of the applicable Initial Term and of any Extended Terms (the parties agreeing that following delivery of notice of the exercise of any Term extension by Lessee pursuant to the terms of this Lease, for the purposes of this Section 7.4.4, the Term of this Lease shall be deemed to have been extended, and the terms of this Section 7.4.4 shall be interpreted accordingly) with respect to any or all of the Facilities, Lessee shall not, without the prior written consent of Lessor, which consent may be given or withheld in Lessor’s reasonable discretion, recommend or solicit the removal or transfer of more than [***] of the total residents or patients at any Facility during the applicable [***] period to any other facility (including any other Facility that is subject to this Lease). At any time during the [***] of the applicable Initial Term and of any Extended Terms (the parties agreeing that following delivery of notice of the exercise of any Term extension by Lessee pursuant to the terms of this Lease, for the purposes of this Section 7.4.4, the Term of this Lease shall be deemed to have been extended, and the terms of this Section 7.4.4 shall be interpreted accordingly), Lessee shall not recommend or solicit the transfer of any executive director or sales and marketing director of any Facility to any other facility (including any other Facility that is subject to this Lease) unless such transfer (i) is in the ordinary course of business and consistent with Lessee’s and its Affiliates’ past practices and (ii) does not materially affect such Facility. For avoidance of doubt, the foregoing restrictions inthis Section 7.4.4 shall not apply to transfers requested by such patient (or his/her family or caregiver), executive director or sales and marketing director, as the case may be, without the recommendation or solicitation of Lessee or its Affiliates.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE VIII.

8.1Compliance with Legal and Insurance Requirements, Instruments, Etc. Subject to Article XII regarding permitted contests, Lessee, at no expense to Lessor, shall promptly (i) comply with all material Legal Requirements and material Insurance Requirements regarding the use, operation, maintenance, repair and restoration of the Leased Property, Lessee’s Personal Property,Intangible Property and all Capital Additions whether or not compliance therewith may require structural changes in any of the Leased Improvements or any Capital Additions or interfere with the use and enjoyment of the Leased Property and (ii) procure and maintain (or, in the case of any Facility in respect of which a Master Sublease or management agreement permitted without Lessor’s consent under Sections 24.1.1 and 24.1.12 is in effect between Lessee and any of its Affiliates, cause such Affiliate to obtain and maintain) and comply with (and cause any such Affiliate to comply with) all Required Governmental Approvals. At any time following the occurrence and during the continuance of an Event of Default, Lessor may, but shall not be obligated to, enter upon the Leased Property and all Capital Additions and take such actions and incur such costs and expenses to effect such compliance as it deems advisable (exercising its commercially reasonable judgment) to protect its interest in the Leased Property and all Capital Additions, and Lessee shall reimburse Lessor for all such costs and expenses so incurred by Lessor in connection with such actions. Lessee covenants and agrees that the Leased Property, Lessee’s Personal Property,Intangible Property and all Capital Additions shall not be used for any unlawful purpose.

ARTICLE IX.

9.1Maintenance and Repair.

9.1.1Lessee shall, at no expense to Lessor, maintain the Leased Property, and every portion thereof, Lessee’s Personal Property and all Capital Additions, and all private roadways, sidewalks and curbs appurtenant to the Leased Property, and which are under Lessee’s control in good order and repair (to the extent necessary to maintain continued operation of the same in a manner consistent with the standard set forth in Section7.2.4) whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of the Leased Property, Lessee’s Personal Property and all Capital Additions, and, with reasonable promptness, Lessee shall make or cause to be made all necessary and appropriate repairs thereto of every kind and nature, including those necessary to comply with changes in any material Legal Requirements, subject to Article XII regarding permitted contests, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the Commencement Date. All repairs shall be at least equivalent in quality to the original work. Lessee will not take any action the taking of which would reasonably be expected to materially impair the value or the usefulness of the Leased Property, any Capital Additions, or any part(s)thereof for continued operation thereof, in a manner consistent with the standard set forth in Section7.2.4, for the Primary Intended Use.

9.1.2Lessor shall not under any circumstances be required to (i) build or rebuild any improvements on the Leased Property or any Capital Additions; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain the Leased Property or any Capital Additions in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.

9.1.3Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property, any Capital Additions or any part(s)thereof; or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create any right, title, interest, lien, valid claim or other encumbrance upon the estate of Lessor in the Leased Property, any Capital Additions or any part(s)thereof other than Permitted Encumbrances and inchoate mechanics liens resulting from work permitted to be done at the Leased Properties in accordance with this Lease, subject to the terms hereof with respect thereto.

9.1.4Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee shall, upon the expiration or earlier termination of the Term, vacate and surrender the Leased Property, Lessee’s Personal Property and Intangible Property (other than Lessee’s IP Intangibles) that Lessor elects to acquire, and all Capital Additions to Lessor in the condition in which the Leased Property was originally received from Lessor and such Lessee’s Personal Property and Intangible Property (other than Lessee’s IP Intangibles) and any Capital Additions were originally introduced to each Facility, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear, and subject to any casualty or condemnation.

9.2Encroachments, Restrictions, Mineral Leases, Etc. If any of the Leased Improvements or Capital Additions shall, at any time, encroach upon any property, street or right-of-way, or shall violate any restrictive covenant or other agreement affecting the Leased Property, any Capital Additions or any parts thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, or the use of the Leased Property or any Capital Additions is impaired, limited or interfered with by reason of the exercise of the right of surface entry or any other provision of a lease or reservation of any oil, gas, water or other minerals (provided that nothing in this Section 9.2 shall derogate from the provisions contained in the last paragraph of Section 1.1), then promptly upon the request of Lessor or any Person affected by any such encroachment, violation or impairment, Lessee, at its sole cost and expense, but subject to its right to contest the existence of any such encroachment, violation or impairment, shall protect, indemnify, save harmless and defend Lessor and its Affiliates from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys’, consultants’ and experts’ fees andexpenses) based on or arising by reason of any such encroachment, violation or impairment. In the event of an adverse final determination with respect to any such encroachment, violation or impairment by a court or regulatory authority having jurisdiction with respect thereto, Lessee shall either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee; or (ii) make such changes in the Leased Improvements and any Capital Addition, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements or any Capital Addition, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements and any Capital Addition for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements and Capital Additions were operated prior to the assertion of such encroachment, violation or impairment. Lessee’s obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such encroachment, violation or impairment, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.

9.3Intentionally Omitted

9.4O&M Plan.

9.4.1Lessee shall continue to maintain after the Commencement Date, any operations and maintenance plans (a “Maintenance Program”) with respect to asbestos-containing materials (each, an “ACM”), consistent with “Guidelines for Controlling Asbestos-Containing Materials in Buildings” (USEPA, 1985) and any other applicable Environmental Laws, and each such Maintenance Program will remain in effect throughout the Term with respect to each such Facility.

9.5Capital Projects Funded by Lessee.

9.5.1Without in any way limiting Lessee’s obligations under this Article IX, Lessee shall expend during each Lease Year, no less than the Annual Minimum Capital Project Amount for Capital Projects. Such Capital Projects shall be performed and completed in compliance with the applicable provisions of this Lease, including Article X. With respect to the fifth Lease Year and each Lease Year thereafter, Lessee shall furnish to Lessor: (i) not later than thirty (30) days prior to such Lease Year, a report, for Lessor’s approval (not to be unreasonably withheld, conditioned or delayed), of Capital Projects planned for each Facility for the coming Lease Year (such report, the “Annual Capital Project Plan”), which report shall set forth in reasonable detail the plans, specifications and budget for such planned Capital Projects, and (ii) promptly following the expiration of such Lease Year, reasonable documentary evidence as to the completion of all Capital Projects for such Lease Year required pursuant to this Section 9.5, together with the costs thereof. During the fifth Lease Year and each Lease Year thereafter (without limiting the other provisions of this Lease, including Article X), Lessee shall not commence any Capital Project without Lessor’s prior approval of the Annual Capital Project Plan, which approval shall not be unreasonably withheld, conditioned or delayed. IfLessee fails to expend during such Lease Year the applicable Annual Minimum Capital Project Amount for Capital Projects, then Lessee shall promptly deposit with Lessor as a repair and replacement reserve (the “Replacement Reserve”) for Capital Projects, an amount equal to (x) the Annual Minimum Capital Project Amount less (y) the sum of (i) the amounts expended by Lessee during such Lease Year on account of Capital Projects and (ii) the Annual Minimum Capital Project Amount Overage (if applicable), and, so long as Lessee otherwise maintains the Facilities in the condition required by this Lease, once such deposit has been made Lessee shall not be deemed to be in default of its obligations under this Section 9.5 for Lessee’s failure to expend during such Lease Year the applicable Annual Minimum Capital Project Amount for Capital Projects. For the avoidance of doubt, during the first four Lease Years, the Planned Capital Refurbishment Project Costs expenditure shall count toward the Annual Minimum Capital Project Amount. Notwithstanding the foregoing, Lessee shall be entitled to submit to Lessor for its approval (not to be unreasonably withheld, conditioned or delayed) amendments to the Annual Capital Project Plans.

9.5.2

(a)So long as no Event of Default or event or circumstance which with notice or passage of time, or both, would constitute an Event of Default hereunder has occurred, if (i) the Replacement Reserve has been established and (ii) Lessee expends in any Lease Year an amount in excess of the applicable Annual Minimum Capital Project Amount for Capital Projects, Lessor shall, to the extent funds are available for such purpose in such Replacement Reserve, disburse to Lessee the Capital Project Costs incurred and paid by Lessee during such Lease Year in performing such Capital Projects in excess of the applicable Annual Minimum Capital Project Amount for such Lease Year.

(b)Any such disbursement from the Replacement Reserve shall be paid by Lessor to Lessee within fifteen (15) days following: (i) receipt by Lessor of a written request from Lessee for disbursement from the Replacement Reserve; and (ii) receipt by Lessor of an Officer’s Certificate certifying that (1) the applicable item of Capital Project has been completed and verifying the cost paid or incurred by Lessee for such item of Capital Project (together with such additional evidence of the completion thereof and payment therefor as Lessor may reasonably request), (2) Lessee has received lien waivers from all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens with respect to not less than eighty-five percent (85%) of the work related to such applicable item of Capital Project, and (3) Lessee has expended in the applicable Lease Year an amount in excess of the applicable Annual Minimum Capital Project Amount for Capital Projects. Lessor shall not be required to make advances from the Replacement Reserve more frequently than once in any thirty (30) day period.

9.5.3No funds in the Replacement Reserve shall be (or be deemed to be) escrow or trust funds, but, all funds delivered by Lessee pursuant to this Section 9.5 shall be held by Lessor in a segregated, interest-bearing account designated and controlled by Lessor. Lessee shall be entitled to have interest earned on funds deposited into the Replacement Reserve established pursuant to this Section 9.5 (but Lessor shall have no obligation to provide any specified rate of return and shall have no liability to Lessee with respect to the amount of any such interest earned on such deposits). The Replacement Reserves are solely for the protectionof Lessor and the Leased Property of the Facilities and entail no responsibility on Lessor’s part beyond the payment of the respective items for which they are held following receipt of bills, invoices or statements therefor in accordance with the terms of this Section 9.5 and beyond the allowing of due credit for the sums actually received. Upon assignment of this Lease by Lessor, any funds in the Replacement Reserve shall be turned over to the assignee and any responsibility of Lessor, as assignor, with respect thereto shall terminate. The amounts deposited by Lessee with Lessor in the Replacement Reserve may also be assigned as security in connection with a Facility, provided that the right to use or apply any funds on deposit in a Replacement Reserve shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee.

9.5.4If any funds remain in the Replacement Reserve upon the expiration or earlier termination of this Lease (other than as a result of the purchase of the Leased Property of a Facility by Lessee, in which case a prorated amount of such funds as determined by the number of units in such Facility in the Replacement Reserve shall be remitted by Lessor to Lessee upon the closing of such purchase or offset against the purchase price payable by Lessee for the Leased Property of such Facility), then the funds held in such Replacement Reserve shall be paid over to Lessor as an Additional Charge and Rent under this Lease for purposes of making necessary repairs to such Facilities and shall be in addition to Minimum Rent and all other Additional Charges payable hereunder.

9.6Intentionally Omitted.

9.7Inspections; Due Diligence Fee.

(a)Without limiting Lessor’s rights pursuant to Section 26.1 hereof, at any reasonable time during the Term during normal business hours and on reasonable advance notice, and upon the expiration or any earlier termination of this Lease, Lessor and its agents shall have the right to inspect the Leased Property of any Facility and all systems contained therein to determine Lessee’s compliance with its obligations under this Lease. In connection with any such inspection, Lessor shall endeavor to mitigate any interference with normal operations at the Facility.

(b)Upon the occurrence and during the continuation of an Event of Default, Lessee shall reimburse to Lessor, as an Additional Charge under this Lease, all reasonable out-of-pocket costs and expenses incurred by Lessor in connection with an any inspection of the Leased Property of any Facility performed by Lessor as provided for in paragraph (a)above promptly following Lessee’s receipt of Lessor’s invoice therefor. All other inspections pursuant to paragraph (a)above shall be at Lessor’s sole cost and expense.

(c)No inspection by Lessor or failure by Lessor following an inspection to discover any non-compliance by Lessee with respect to Lessee’s obligations under this Lease shall be deemed or construed to estop Lessor or to be a waiver by Lessor from requiring full compliance by Lessee of Lessee’s obligations hereunder.

9.8Capital Projects Funded by Lessor.

9.8.1Nature of Planned Capital Refurbishment Projects. Lessor and Lessee acknowledge and agree that the Facilities are currently in need of Capital Projects (anysuch Capital Project which may be undertaken by Lessee during any of the first four (4)Lease Years and which will be deemed to be owned by Lessor pursuant to GAAP, a “Planned Capital Refurbishment Project”), and Lessee may, but (without limiting the other provisions of this Lease, including Sections 7.2 and 9.1) is not obligated to, undertake any such Planned Capital Refurbishment Project.

9.8.2Funding of Planned Capital Refurbishment Projects Generally. Lessor shall reimburse Lessee the Planned Capital Refurbishment Project Lessor Funding Amount as provided for herein in accordance with and subject to the provisions of this Section 9.8. Lessee shall be solely responsible to perform all Planned Capital Refurbishment Project(s)it undertakes and to pay or fund all Planned Capital Refurbishment Project Costs (subject to any reimbursement obligation of Lessor expressly provided for in this Section 9.8).

9.8.3Intentionally Omitted.

9.8.4Additional Covenants and Obligations of Lessee Relating to Planned Capital Refurbishment Project(s). With respect to each Planned Capital Refurbishment Project for a Facility, Lessee covenants and agrees as follows:

(a)Lessee shall be responsible to arrange, supervise, coordinate and carry out all services necessary for the construction, performance and completion of each Planned Capital Refurbishment Project for a Facility in accordance with the Plans and Specifications therefor and this Lease, and Lessee undertakes and accepts such responsibility with the understanding that (subject to any reimbursement obligation of Lessor expressly provided for in this Section 9.8) the Planned Capital Refurbishment Project Costs are the sole responsibility of Lessee as provided herein.

(b)From and after commencement of construction and/or performance of such Planned Capital Refurbishment Project, Lessee shall diligently prosecute the same, including punch list items, to completion in accordance with the terms of this Lease and the Plans and Specifications therefor, subject to delays in the event of the occurrence of any of the events described in Section 45.1.6.

(c)Construction/performance of such Planned Capital Refurbishment Project shall be prosecuted by Lessee in accordance with the Plans and Specifications therefor in a good and workmanlike manner and in accordance with sound building and engineering practices and all applicable Legal Requirements and all restrictive covenants affecting any Facility. All materials, fixtures or articles used in the construction/performance of such Planned Capital Refurbishment Project, or to be used in the operation thereof, shall be substantially in accordance with the Plans and Specifications therefor.

(d)If reasonably requested by Lessor upon completion of any Planned Capital Refurbishment Project at a Facility based upon the nature of such Planned Capital Refurbishment Project, Lessee shall deliver to Lessor an “as-built” set of Plans and Specifications and an ALTA “as-built” survey for such Facility.

9.8.5Disbursement of Planned Capital Refurbishment Project Lessor Funding Amount.

(a)Subject to the satisfaction by Lessee of the disbursement conditions set forth in Section 9.8.5(e)below, Lessor shall reimburse Lessee with respect to each Planned Capital Refurbishment Project for a Facility in the amount of the actual out-of-pocket Planned Capital Refurbishment Project Costs actually paid by Lessee therefor.

(b)Notwithstanding anything to the contrary in this Section 9.8, Lessor shall not be obligated to fund any sums on account of any Planned Capital Refurbishment Project for any Facility (i) when the total amount funded by Lessor pursuant to this Section 9.8 for all Facilities equals the total Planned Capital Refurbishment Project Lessor Funding Amount, or (ii) when any of the disbursement conditions set forth in Section 9.8.5(e)below have not been met or fulfilled.

(c)With respect to each Planned Capital Refurbishment Project for a Facility, all reimbursements shall be made by Lessor in accordance with a Request for Reimbursement. Each Request for Reimbursement shall be honored within twenty (20) Business Days of receipt of the same delivered in accordance with the notice provisions of this Lease together with the information required therein, subject, however, to the limitations herein. Lessor shall issue checks payable to Lessee or the payees designated by Lessee in a Request for Reimbursement. Any payments made to such payees or jointly to Lessee and any such payee shall constitute a reimbursement hereunder as though made directly to Lessee.

(d)Intentionally Omitted.

(e)With respect to any Planned Capital Refurbishment Project for a Facility, Lessor shall not be obligated to make any reimbursement under this Section 9.8, unless and until the following conditions shall have been satisfied (with proof thereof in form and sufficiency as may be reasonably requested by Lessor):

(i)To the extent not theretofore received by Lessor, Lessor shall have received (A) if applicable based on the nature of such Planned Capital Refurbishment Project, the applicable Plans and Specifications therefor (and any material changes thereto); (B) if applicable based on the nature of such Planned Capital Refurbishment Project (but in no event for any Planned Capital Refurbishment Project for which the Planned Capital Refurbishment Project Costs are less than $300,000), all construction contracts with any General Contractor, any Architect and any other contractor or material supplier that may be requested by Lessor; and (C) if applicable based on the nature of such Planned Capital Refurbishment Project, all authorizations and permits required by any Governmental Authority with jurisdiction for the construction/performance of such Planned Capital Refurbishment Project (if requested by Lessor);

(ii)To the extent applicable to such Planned Capital Refurbishment Project as reasonably determined by Lessor (but in no event other than in connection with a Material Alteration), Lessor shall have received evidence satisfactoryto Lessor that, following completion of such Planned Capital Refurbishment Project, (A) all existing public utilities, including telephone, water, sewage, electricity and gas are adequate for such Facility; and (B) all existing means of ingress and egress, parking, access to public streets and drainage facilities are adequate for such Facility.

(iii)To the extent applicable to such Planned Capital Refurbishment Project as reasonably determined by Lessor (but in no event other than in connection with a Material Alteration), Lessor shall have received test borings, engineering reports and such other site analysis as Lessor may require, all of which must indicate that the soil is adequate for the proposed construction/performance of such Planned Capital Refurbishment Project in accordance with the applicable Plans and Specifications.

(iv)Lessor shall have received evidence that may be requested by Lessor of the insurance required to be maintained by Lessee pursuant to Section 10.2.4 below.

(v)No Event of Default shall have occurred and be continuing under this Lease.

(vi)No Condemnation shall be pending or threatened and no casualty shall have occurred, in either case with respect to the Leased Property of such Facility or any portion thereof to the extent such Condemnation or casualty materially impacts the area in which the Planned Capital Refurbishment Project is being performed.

(vii)Lessor shall have received (A) a Request for Reimbursement accompanied by all necessary documents and certificates as set forth in the definition thereof; and (B) to the extent applicable (but in no event for any Planned Capital Refurbishment Project for which the Planned Capital Refurbishment Costs are less than $300,000, unless such Planned Capital Refurbishment Project otherwise constitutes a Material Alteration), a certificate from the Architect, or if no Architect, from an officer of Lessee or any other reliable Person acceptable to Lessor, to the effect that in such Person’s opinion (1) the construction/performance of such Planned Capital Refurbishment Project theretofore performed is substantially in accordance with the applicable Plans and Specifications and (2) the amount requested is appropriate in light of the construction completed.

(viii)To the extent applicable to the Planned Capital Refurbishment Project as reasonably determined by Lessor (but in no event for any Planned Capital Refurbishment Project for which the Planned Capital Refurbishment Costs are less than $300,000, unless such Planned Capital Refurbishment Project otherwise constitutes a Material Alteration), Lessor shall have received from each of the Architect and General Contractor, a letter, in form and substance reasonably satisfactory to Lessor, which (A) states that, in the event of a default by Lessee under the contract with the undersigned, the undersigned agrees to perform for Lessor at Lessor’s request under the terms of the applicable construction contract, (B) to the best knowledge of the undersigned certifies to Lessor that the applicable Plans and Specifications comply withall Legal Requirements, and that the work performed to date by the undersigned has been completed materially in accordance with the applicable Plans and Specifications, and (C) confirms such other matters consistent with the terms and provisions of this Section 9.8.5(e).

(ix)Lessor shall have inspected (or been given a reasonable opportunity to inspect within ten (10)Business Days after delivery of the applicable Request for Reimbursement) the work performed and materials supplied in connection with such Planned Capital Refurbishment Project and confirmed (to Lessor’s reasonable satisfaction) that the same comply with the provisions of this Lease, it being agreed that Lessee shall cooperate with Lessor as reasonably requested by Lessor (including by providing Lessor and its designees with access to the affected areas of the applicable Facility and (if requested) making the Architect and/or General Contractor (in each case if any) and representatives of Lessee available to accompany Lessor and its designees and/or provide information to Lessor) in connection with such inspection and confirmation.

ARTICLE X.

10.1Construction of Alterations. Except with respect to the pre-existing alterations projects (the “Pre-Existing Projects”) identified on Schedule 10.1 hereto (with respect to each of which the requirements of this Section 10.1 shall not apply), without the prior written consent of Lessor, which consent shall not be unreasonably conditioned, withheld or delayed to the extent that the Alteration satisfies the Minimum Alteration Standards (as defined below), Lessee shall not (a) except with respect to a Planned Capital Refurbishment Project with a cost that does not exceed One Million Dollars ($1,000,000), make any material Capital Additions or structural Alterations, (b) materially enlarge or reduce the size of any Facility or otherwise materially alter or affect (other than replacement thereof) any main Facility systems, including any main plumbing, electrical or heating, ventilating and air conditioning systems of any Facility and/or (c) make any Capital Additions or other Alterations which would tie in or connect with any improvements on property adjacent to the Land other than with respect to easements over such adjacent property entered into in accordance with the terms of this Lease (those Alterations described in clauses (a), (b)or (c)above, collectively, the “Material Alterations”). Lessee may, without Lessor’s prior written consent, make any Alterations if such Alterations are not Material Alterations, so long as in each case: (i) the same would not be reasonably expected to (A) decrease the value of the Leased Property, (B) materially affect the exterior appearance of any Facility, or (C) adversely affect the structural components of any Leased Improvements or the main electrical, mechanical, plumbing or ventilating and air conditioning systems for any Facility, (ii) the same are consistent in terms of style, quality and workmanship to the original Leased Improvements in all material respects (such requirements in the foregoing clauses (i)and (ii), the “Minimum Alteration Standards”), and (iii) the cost thereof does not exceed Three Hundred Thousand Dollars ($300,000) (or, in the case of a Planned Capital Refurbishment Project, $1,000,000) with respect to any single project at a Facility. Any other Alterations (i.e., other than Pre-Existing Projects, Material Alterations, and other than Alterations which meet the foregoing requirements of clauses (i), (ii)and (iii)above) shall be subject to Lessor’s prior written consent, which consent shall not be unreasonably conditioned, withheld or delayed to theextent that the Alterations satisfy the Minimum Alteration Standards. Notwithstanding the foregoing, Lessor agrees that painting, landscaping, replacements of floor, wall and window coverings and furniture replacements (the foregoing, collectively, “Cosmetic Alterations”) shall be deemed Alterations which do not require Lessor’s consent, regardless of the cost thereof, so long as the same meet the Minimum Alteration Standards. Any request by Lessee for Lessor’s consent to an Alteration requiring such consent hereunder shall be accompanied by a copy of the proposed plans and specifications and budget therefor, each of which shall be reasonably detailed and shall be subject to Lessor’s approval prior to commencement of the work.

10.2Construction Requirements for all Alterations.

10.2.1Except with respect to the Pre-Existing Projects, and except as expressly set forth below, for all Alterations and Capital Projects other than Cosmetic Alterations, the cost of which is Three Hundred Thousand Dollars ($300,000) or more per project, the following requirements shall apply (except to the extent Lessor reasonably determines that, because of the nature or extent of the Alteration, any such requirement is not applicable) Lessee shall (i) obtain and maintain the insurance required pursuant to Section 10.2.4 below, and (ii) not less than ten (10)Business Days prior to the commencement of construction for such Alteration, furnish to Lessor (x) a notice of non-responsibility with respect to such construction in form acceptable for recording in the Official Records of the County in which the Leased Property is located and (y) an Officer’s Certificate certifying that:

(a)Lessee shall cause such notice of non-responsibility to be recorded and posted in a conspicuous place on the Leased Property in conformance with all legal requirements applicable to such notices prior to commencement of any construction;

(b)Lessee shall have procured and paid for all municipal and other governmental permits and authorizations required therefor, provided that Lessor shall join in the application for such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Lessor; and (ii) any plans required to be filed in connection with any such application which require the approval of Lessor as hereinabove provided shall have been so approved by Lessor;

(c)Such construction shall not impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;

(d)Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Capital Addition;

(e)All work done in connection with such construction shall be done in a good and workmanlike manner and in conformity with all Legal Requirements; and

(f)That if by reason of the construction thereof, a new Certificate of Occupancy for any component of such Facility is required, Lessee will obtain the same promptly upon completion thereof and furnish a copy thereof to Lessor upon request.

10.2.2Except with respect to Pre-Existing Projects, for all Material Alterations and other Alterations of the Leased Property, the cost of which is One Million Dollars ($1,000,000) or more per project, in addition to delivery of an Officer’s Certificate with respect thereto as required by Section 10.2.1 above, Lessee shall comply with the requirements of Sections 10.2.4 and 10.2.5 (if applicable) below and the following additional requirements (except to the extent Lessor reasonably determines that, because of the nature or extent of the Alteration, any such requirement is not applicable):

(a)Lessor shall deliver to Lessee a notice of non-responsibility with respect to such construction in form acceptable for recording in the Official Records of the County in which the Leased Property is located and Lessee shall cause such notice of non-responsibility to be recorded and posted in a conspicuous place on the Leased Property in conformance with all legal requirements applicable to such notices prior to commencement of any construction;

(b)Such construction shall not commence until Lessee shall have procured and paid for all municipal and other governmental permits and authorizations required therefor, and Lessor shall join in the application for such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Lessor; and (ii) any plans required to be filed in connection with any such application which require the approval of Lessor as hereinabove provided shall have been so approved by Lessor;

(c)Such construction shall not, and, for any Alteration requiring Lessor’s approval hereunder, Lessee’s licensed architect or engineer shall certify to Lessor that such construction shall not, impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;

(d)Lessee’s licensed architect or engineer shall certify to Lessor that the detailed plans and specifications conform to and comply in all material respects with all Insurance Requirements and all applicable building, subdivision and zoning codes, laws, ordinances, regulations and other Legal Requirements imposed by all Governmental Authorities having jurisdiction over the Leased Property;

(e)There shall be no material changes in the plans and specifications for such construction from those approved by Lessor, if applicable, without first obtaining the prior written approval of Lessor with respect to such changes, which approval shall not be unreasonably withheld, conditioned or delayed;

(f)Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Capital Addition;

(g)During and following completion of such construction, the parking which is located in the applicable Facility or on the Land relating to such Facility shall remain adequate for the operation of such Facility for its Primary Intended Use and in no event shallsuch parking be less than that which was or is required by law or which was located in such Facility or on the Land relating to such Facility prior to such construction; provided, however, with Lessor’s prior consent, not to be unreasonably withheld, conditioned or delayed to the extent the alterations satisfy the Minimum Alterations Standard and at no additional expense to Lessor, (i) to the extent additional parking is not already a part of a Capital Addition, Lessee may construct additional parking on the Land relating to such Facility; or (ii) Lessee may acquire off-site parking to serve such Facility as long as such parking shall be dedicated to, or otherwise made available to serve, such Facility;

(h)All work done in connection with such construction shall be done in a good and workmanlike manner and in conformity with all Legal Requirements;

(i)Promptly following the completion of such construction, Lessee shall deliver to Lessor “as built” drawings of such addition, certified as accurate by the licensed architect or engineer selected by Lessee to supervise such work; and

(j)If by reason of the construction thereof, a new or revised Certificate of Occupancy for any component of such Facility is required, Lessee shall obtain and furnish a copy of the same to Lessor promptly upon completion thereof.

10.2.3As it relates solely to the construction of Pre-Existing Projects, Lessee shall, at the completion of any Pre-Existing Project provide Lessor with an Officer’s Certificate certifying that:

(a)Such construction shall not impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;

(b)Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Pre-Existing Project;

(c)All work done in connection with such construction shall be done in a good and workmanlike manner and in conformity with all Legal Requirements; and

(d)That if by reason of the construction thereof, a new Certificate of Occupancy for any component of such Facility is required, Lessee will obtain the same promptly upon completion thereof and promptly furnish a copy thereof to Lessor.

10.2.4To the extent not already maintained or covered by Lessee pursuant to Article XIII hereof, Lessee shall at all times maintain or cause to be maintained the following insurance during such construction of any alterations other than Cosmetic Alterations (including through the date of completion of any punch list items relating thereto): Builder’s risk insurance covering such construction, in a face amount of not less than the full insurable value thereof and materials supplied in connection therewith, with appropriate provisions made to include coverage of materials stored off the Leased Property in an amount not less than the full insurable value of such materials stored off the Leased Property from time to time.

All such insurance maintained or caused to be maintained by Lessee pursuant to this Section 10.2.4 shall be on an occurrence (as opposed to claims made) basis and shall name Lessor as an additional insured. All insurance maintained or caused to be maintained by Lessee pursuant to subsection (i)above shall name Lessee, Lessor and any contractor, jointly, as loss payee; provided, however, that no contractor shall be required to be so named with respect to Pre-Existing Projects. In addition, all such insurance to be maintained or caused to be maintained by Lessee shall otherwise, to the extent applicable, comply with the provisions of and shall be in addition to the insurance specified in Article XIII hereof.

10.2.5Except with respect to Pre-Existing Projects, with respect to any Alteration the cost of which is in excess of Ten Million Dollars ($10,000,000), Lessee shall procure or cause to be procured a payment and performance bond in form and substance and from an institution reasonably satisfactory to Lessor. The amount of each bond shall be equal to one hundred twenty-five percent (125%) of the estimated construction costs for the performance bond and one hundred percent (100%) of the estimated construction costs for the labor and materials bond. Lessee shall cause Lessor to be named as an additional obligee in any payment and performance bond procured by Lessee in accordance with the foregoing provisions of this Section 10.2.5 or otherwise in respect of any Alterations.

10.2.6With respect to any consent or approval of, or delivery of information or materials by, Lessor required under Article IX, this Article X, Article XIV or pursuant to any other provision of this Lease which requires Lessee to obtain Lessor’s consent or approval or requires Lessor to deliver any information or materials to Lessee or any other Person, the failure by Lessor to respond to Lessee’s written request for such required approval or consent (provided that such request also includes all items required to be delivered to Lessor in connection with any such request under the applicable Sections hereof) shall constitute Lessor’s deemed approval of the subject request, provided that (i) any such notice is delivered in accordance with the provisions of Section 33.1 hereof, and (ii) if Lessor has not responded to such request within thirty (30) days or, in the case of a Planned Capital Refurbishment Project, fifteen (15) days (or such other period, if any, as expressly provided for in the applicable Section hereof) after Lessor’s receipt of such initial request and thereafter Lessee delivers a second notice to Lessor including the following legend in bold, fourteen (14) point type at the top of such request: “THIS IS A SECOND REQUEST FOR APPROVAL PURSUANT TO SECTIONOF THE LEASE. FAILURE TO RESPOND TO THIS REQUEST WITHIN FIVE (5)BUSINESS DAYS WILL RESULT IN THE REQUEST BEING DEEMED GRANTED” and Lessor fails to timely respond to such second notice.

ARTICLE XI.

11.1Liens. Subject to the provisions of Article XII regarding permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any Capital Additions or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (i) this Lease; (ii) Permitted Encumbrances; (iii) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 7.3; (iv) liens for Impositions which Lessee is not required to pay hereunder; (v) subleases permitted byArticle XXIV; (vi) liens for Impositions not yet delinquent; (vii) liens of mechanics, laborers, materialmen, suppliers or vendors for amounts not yet due; (viii) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXVI or are otherwise granted by Lessor in breach of the terms of this Lease; and (ix)any judgment liens against Lessor for amounts which are not otherwise the responsibility of Lessee.

ARTICLE XII.

12.1Permitted Contests. Lessee, on its own or in Lessor’s name, at Lessee’s expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision,Imposition, Legal Requirement,Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; subject, however, to the further requirement that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the Leased Property or any Capital Additions; (ii) neither the Leased Property nor any Capital Additions, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Lessor nor Lessee would be in any danger of criminal liability for failure to comply therewith pending the outcome of such proceedings and Lessor would not be in danger of civil liability for any such failure; (iv) in the case of a Legal Requirement,Imposition, lien, encumbrance or charge, Lessee shall give such reasonable security as may be required by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the Leased Property or any Capital Additions or the Rent by reason of such nonpayment or noncompliance; and (v) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained; provided however, that Lessee shall provide Lessor with prior written notice of any such contest if such contest relates to (a) a material claim against real property, (b) any matter that could, if adversely determined, reasonably be expected to result in a denial, suspension, revocation or loss of license or certification for any Facility, or (c) in addition to (and not in limitation of) the foregoing (a)and (b), any matter that could reasonably be expected to have a material adverse effect on Lessee’s Primary Intended Use of the subject Facility. If any such contest is finally resolved against Lessor or Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Lessee’s expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein. The provisions of this Article XII shall not be construed to permit Lessee to contest the payment of Rent or any other amount payable by Lessee to Lessor hereunder. Lessee shall indemnify, defend, protect and save Lessor and its Affiliates harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor or any of its Affiliates in connection with any such contest and any loss resulting therefrom.

ARTICLE XIII.

13.1General Insurance Requirements. Lessee shall, at all times during the Term and at any other time Lessee shall be in possession of the Leased Property, keep the Leased Property and all property located therein or thereon, including all Capital Additions, Fixtures and Personal Property, insured against the risks described below. Each element of the insurance described in this Articleshall be maintained with respect to the Leased Property including all Capital Additions, Fixtures and Personal Property, and operations thereon. The policies shall insure against the following risks with respect to each Facility:

13.1.1“All-risk” property insurance (and to the extent applicable, Builder’s Risk Insurance) on the Leased Property and all items of business personal property, including but not limited to signs, awnings, canopies, gazebos, fences and retaining walls, and all Personal Property, including without limitation, insurance against loss or damage from the perils under “All Risk” (Special) form, including but not limited to the following: fire, windstorm, sprinkler leakage, vandalism and malicious mischief, flood, water damage, explosion of steam boilers, pressure vessels and other similar apparatus, and other hazards generally included under extended coverage, all in an amount equal to one hundred percent (100%) of the replacement value of the Leased Property (excluding excavation and foundation costs), business personal property and Personal Property, without a co-insurance provision, and shall include an “Agreed Value” endorsement. Such coverage may be purchased under a master policy which includes other facilities managed, leased or owned by the Lessee, which provides for a “Blanket Limit” to apply on a per occurrence basis and which shall not be lower than one hundred percent (100%) of the replacement value of the Leased Property (excluding excavation and foundation costs), business personal property and Personal Property. Notwithstanding anything to the contrary in this Section 13.1.1, the limits for windstorm shall be in an amount not less than the projected probable maximum loss for the Leased Property, business personal property and Personal Property as calculated using RMS or another generally industry accepted modeling system using a 250 year return period, nor shall the deductible be greater than five percent (5%) of the replacement cost and business interruption value of the Leased Property and business personal property unless such deductible is commercially unavailable, in which event Lessee shall maintain the lowest deductible that is available;

13.1.2Ordinance or Law Coverage with limits of not less than the Leased Property for loss to the undamaged portion of the building, limits not less than $500,000.00 for Demolition Cost Coverage, and limits not less than $500,000.00 for Increased Cost of Construction Coverage;

13.1.3Business income insurance to be written on “Special Form” (and on “Earthquake” and “Flood” forms if such insurance for those risks is required) including “Extra Expense”, without a provision for co-insurance, including an amount sufficient to pay at least twelve (12) months of Rent for the benefit of Lessor, as its interest may appear, and at least twelve (12) months of “Net Operating Income” less Rent for the benefit of Lessee. Such insurance may be purchased under a master policy which includes other facilities managed, leased or owned by the Lessee, which provides for a “Blanket Limit” to apply on a per occurrence basis and which shall not be lower than twelve (12) months loss of Rent and twelve(12) months of “Net Operating Income” of such Facility (excluding excavation and foundation costs), business personal property and Personal Property.

13.1.4Occurrence form commercial general liability insurance, including bodily injury and property damage, liquor liability (if applicable), fire legal liability, contractual liability and independent contractor’s hazard and completed operations coverage in an amount not less than $1,000,000.00 per occurrence and covering claims arising from the use or operation of such Facility both before and after the Commencement Date;

13.1.5Umbrella liability coverage which shall be on a following form for the general liability, automobile liability, malpractice and liquor liability (if applicable), with limits in a minimum amount of not less than $25,000,000.00 per occurrence/aggregate and covering claims arising from the use or operation of such Facility both before and after the Commencement Date;

13.1.6Malpractice insurance/professional liability insurance in an amount not less than $1,000,000.00 for each person and each occurrence to cover claims arising out of the professional services provided by Lessee at such Facility, whether arising from the use or operation of such Facility before or after the Commencement Date;

13.1.7Flood insurance (if the Leased Property is located in whole or in part within an area identified as an area having special flood hazards under the National Flood Insurance Program) for the full (100%) replacement value of the Leased Property and all items of business personal property or any greater amount as may be required by the National Flood Insurance Program, with a deductible no greater than five percent (5%) of the replacement cost and business interruption value of the Leased Property and business personal property unless such deductible is commercially unavailable, in which event Lessee shall maintain the lowest deductible that is available;

13.1.8Worker’s compensation coverage, or equivalent excess insurance for self insured or non-subscriber states, for all persons employed by Lessee on the Leased Property with statutory limits and containing a waiver of subrogation in favor of Lessor;

13.1.9Business auto liability insurance, including owned, non-owned and hired vehicles for combined single limit of bodily injury and property damage of not less than $1,000,000.00 per occurrence;

13.1.10“Earthquake” insurance, if the Leased Property is currently, or at any time in the future, located within a major earthquake disaster area (it being agreed that California, the New Madrid Seismic Zone, and the Pacific Northwest Seismic Zone are deemed major earthquake disaster areas for purposes of this Lease), in amount, and in such form and substance and with such limits and deductibles as are satisfactory to Lessor, provided that the limits for earthquake shall be in an amount not less than the projected probable maximum loss for the Leased Property, business personal property and Personal Property as calculated using RMS or another generally industry accepted modeling system using a 250 year return period, nor shall the deductible be greater than five percent (5%) of the replacement cost and business interruption value of the Leased Property and business personal property unless such deductibleis commercially unavailable, in which event Lessee shall maintain the lowest deductible that is available;

13.1.11Crime insurance covering employee theft in an amount not less than $1,500,000.00; and

13.1.12Such additional insurance or increased insurance limits as may be reasonably required, from time to time, by Lessor (including, without limitation, in connection with any mortgage, security agreement or other financing permitted hereunder and then affecting the Leased Property, as well as any declaration, ground lease or easement agreement affecting the Leased Property), or any holder of any mortgage, deed of trust or other security agreement (“Facility Mortgagee”) securing any indebtedness or any other encumbrance placed on the Leased Property in accordance with the provisions of Article XXXVI (“Facility Mortgage”), provided the same is customarily carried by a majority of comparable facilities for the Primary Intended Use in the area.

Without limiting the generality of the foregoing Section 13.1.12, the required commercial liability insurance and umbrella liability coverage limits and deductible amounts pertaining thereto as set forth in this Article XIII shall in no event provide less coverage (lower limits or higher deductibles) than the “Comparable Insurance Coverage” carried on any of the other skilled nursing, independent living, assisted living and dementia care facilities operated or owned by Lessee and any Guarantor and their Affiliates, and the insurance coverage for the Leased Property shall immediately be increased by Lessee to equal any greater or increased “Comparable Insurance Coverage” carried or obtained for such other facilities. For purposes of the foregoing, “Comparable Insurance Coverage” shall mean insurance coverage levels adjusted for relevant variations in risk and insurability characteristics between the insured facilities being compared, including without limitation consideration of variations in insurance coverages carried by Guarantors and their Affiliates between different insurance markets (states or other jurisdictional subdivisions) where insured risks or insurance pricing or availability varies materially. Lessee shall use all reasonable efforts to obtain increased umbrella liability coverage of not less than $50,000,000 per occurrence/aggregate, and decreased liability insurance deductibles, at such time as the same can be obtained at commercially reasonable or economically feasible rates for the Leased Property. Until such increased coverages are obtained Lessee shall provide to Lessor a thorough annual update and review of the overall liability insurance coverage program and strategy for Lessee and Guarantors and their Affiliates, which shall include an analysis of market rates for the current and desired liability insurance coverages. In addition, Lessee shall have the right to provide commercial general liability insurance coverage on a “claims made” basis, so long as the general liability insurance coverages otherwise required hereunder are maintained or continued in existence at all times throughout the Term for all periods that Lessee or its Affiliates have had any ownership or use of the Leased Property , and evidence thereof has been provided to Lessor. Notwithstanding the foregoing, however, any such claims made policy must include therein the right to purchase a “tail” that insures against so-called “incurred but not reported claims” for a period of not less than three (3) years following the expiration of such claims made policy. Upon the expiration of any such claims made policy, Lessee shall either (i) purchase a three (3) year “tail” policy covering any so-called “incurred but not reported claims” during the prior policy period or (ii) provide other insurance covering“incurred but not reported claims” for such prior policy period for a period of not less than three (3) years thereafter in form satisfactory to Lessor.

13.2Waiver of Subrogation. Lessor and Lessee agree that with respect to any property loss which is covered by insurance then being carried by Lessor or Lessee, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.

13.3General Provisions. Each Facility’s allocated deductible for general liability insurance and professional liability insurance shall not exceed $1,000,000 for independent living, skilled nursing and assisted living and memory care, to the extent commercially available, and $1,000,000 for workmen’s compensation insurance, to the extent commercially available, unless any greater amounts are agreeable to both Lessor and Lessee. Each Facility’s property insurance deductible shall not exceed $250,000.00 unless such greater amount is agreeable to both Lessor and Lessee. Subject to Lessor’s rights pursuant to Sections 13.1.7 and 13.1.10, all insurance policies pursuant to this Article XIII shall be issued by insurance carriers having a general policy holder’s rating of no less than A-/VII in Best’s latest rating guide and authorized to do insurance business in the State in which the Leased Property is located, and shall contain clauses or endorsements to the effect that (a) Lessor shall not be liable for any insurance premiums thereon or subject to any assessments thereunder, and (b) the coverages provided thereby will be primary and any insurance carried by any additional insured shall be excess and non-contributory to the extent of the indemnification obligation pursuant to Article XXIII below. All such policies described in Section 13.1 shall name Lessor and any Facility Mortgagee whose name and address has been provided to Lessee as additional insureds, loss payees, or mortgagees, as their interests may appear and to the extent of their indemnity. All loss adjustments shall be payable as provided in Article XIV. Lessee shall deliver certificates thereof to Lessor prior to their effective date, which certificates shall state the nature and level of coverage reported thereby, as well as the amount of the applicable deductible. Upon Lessor’s request, duplicate original copies of all insurance policies to be obtained by Lessee shall be provided to Lessor by Lessee. All such policies shall provide Lessor (and any Facility Mortgagee whose name and address has been provided to Lessee if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy, if agreed to by the insurers.

In the event Lessee shall fail to effect such insurance as herein required, to pay the premiums therefor or to deliver such certificates to Lessor or any Facility Mortgagee at the times required, Lessor shall have the right, but not the obligation, to acquire such insurance and pay the premiums therefor, which amounts shall be payable to Lessor, upon demand, as Additional Charges, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.

13.4Increase in Limits. If either party shall at any time believe the limits of the insurance required by Sections 13.1.1 and 13.1.7 and business income insurance required by Section 13.1.3, for the perils windstorm and flood, as applicable, if the Leased Property is located in Tier 1 and Tier 2 wind zones or areas designated as High Hazard Flood zones underthe National Flood Insurance Program (collectively, the “Windstorm and Flood Insurance”), to be either excessive or insufficient, the parties shall endeavor to agree in writing on the proper and reasonable limits for such Windstorm and Flood Insurance to be carried and such Windstorm and Flood Insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Article XIII; provided, however, that such changes shall not occur more frequently than one (1) time per Lease Year. Nothing herein shall permit the amount of Windstorm and Flood Insurance to be reduced below the amount or amounts required by any Facility Mortgagee.

13.5Blanket Policies. Notwithstanding anything to the contrary contained in this Article XIII, Lessee’s obligation to maintain the insurance herein required may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee, so long as such policies otherwise meet all requirements under this Article XIII.

ARTICLE XIV.

14.1Insurance Proceeds. All proceeds payable by reason of any loss or damage to the Leased Property, any Capital Additions or any part(s)or portion(s)thereof, under any policy of insurance required to be carried hereunder shall be paid to Lessor and made available by Lessor to Lessee from time to time for the reasonable costs of reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, any Capital Additions or any part(s)or portion(s)thereof, provided, however, that Lessor shall be entitled to retain (and not make available for reconstruction or repair) all insurance proceeds payable during the last two (2) Lease Years or in respect of any casualty or damage for which the restoration period is reasonably expected to extend beyond the then remaining

Term. Any excess proceeds of such insurance remaining after the completion of (and payment for) the restoration or reconstruction of the Leased Property and any Capital Additions (or in the event neither Lessor nor Lessee is required or elects to repair and restore, all such insurance proceeds) shall be retained by Lessor except as otherwise specifically provided below in this Article XIV. All salvage resulting from any risk covered by insurance shall belong to Lessor. If a Facility Mortgagee requires that any insurance proceeds be applied towards the repayment of Lessor’s debt (rather than for restoration or reconstruction of the Leased Property and any Capital Additions), then Lessor shall furnish Lessee with the amount of funds which otherwise would have been made available to Lessee but for such actions of such Facility Mortgagee and such funds shall be used by Lessee for restoration or reconstruction of the Leased Property and Capital Additions.

14.2Insured Casualty.

14.2.1If the Leased Property and/or any Capital Additions of any Facility are damaged or destroyed from a risk covered by insurance carried by Lessee such that such Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore such Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage or destruction, or (ii) offer to acquire the Leased Property of such Facility from Lessor for a purchase price equal to the greater of (y) the Minimum Purchase Price of such Facility or (z) the Fair Market Value of such Facility immediately prior to such damage or destruction. If Lessor does not accept Lessee’s offer to sopurchase the Leased Property of such Facility within 45 days after Lessor’s receipt of Lessee’s written offer, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease with respect to such Facility in which event Lessor shall be entitled to retain the insurance proceeds payable on account of such casualty.

14.2.2If the Leased Property and/or any Capital Additions of any Facility are damaged from a risk covered or required to be covered by insurance carried by Lessee, but such Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore such Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate such Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property of such Facility for a purchase price equal to the greater of the Minimum Purchase Price of such Facility or the Fair Market Value of such Facility immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same within 45 days after Lessor’s receipt of Lessee’s written offer, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction, or terminate the Lease with respect to such Facility, in which event Lessor shall be entitled to retain the insurance proceeds.

14.2.3If the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required to be carried hereunder, Lessee shall contribute any excess amounts needed to restore such Facility. Such difference shall be paid by Lessee to Lessor together with any other insurance proceeds, for application to the cost of repair and restoration.

14.2.4If Lessor accepts Lessee’s offer to purchase the Leased Property of any Facility, this Lease shall terminate as to such Facility upon payment of the purchase price and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property of such Facility received by Lessor, including any amounts applied by a Facility Mortgagee to Lessor’s debt.

14.3Uninsured Casualty. If the Leased Property and/or any Capital Additions of any Facility are damaged or destroyed from a risk not covered by insurance carried by Lessee and not required to be covered by insurance by Lessee as provided herein, such that such Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore such Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage or destruction, or (ii) offer to acquire the Leased Property of such Facility from Lessor for a purchase price equal to the greater of (y) the Minimum Purchase Price of such Facility or (z) the Fair Market Value of such Facility immediately prior to such damage or destruction. If Lessor does not accept Lessee’s offer to so purchase the Leased Property of such Facility within 45 days, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease with respect to such Facility.

14.3.1If the Leased Property and/or any Capital Additions of any Facility are damaged from a risk not covered by insurance carried by Lessee and not required to be covered by insurance by Lessee as provided herein, but such Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore such Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate such Facility for its Primary Intended Use (and, if Lessor so elects, Lessor cannot obtain the same within a reasonable time thereafter), Lessee may offer to purchase the Leased Property of such Facility for a purchase price equal to the greater of the Minimum Purchase Price of such Facility or the Fair Market Value of such Facility immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same within 45 days, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction, or terminate the Lease with respect to such Facility.

14.3.2If Lessor accepts Lessee’s offer to purchase the Leased Property of any Facility, this Lease shall terminate as to such Facility upon payment of the purchase price.

14.4No Abatement of Rent. This Lease shall remain in full force and effect and Lessee’s obligation to pay the Rent and all other charges required by this Lease shall remain unabated during the period required for adjusting insurance, satisfying Legal Requirements, repair and restoration. All proceeds payable by reason of any loss of rental or business interruption under any policy of insurance required to be carried by Lessee hereunder shall be paid to Lessor and, provided that no Event of Default has occurred and is continuing, Lessor shall (a) apply, on a monthly basis, all such proceeds paid by reason of loss of rental towards Lessee’s obligation to pay Rent, and (b) make available to Lessee for Lessee’s operating costs (e.g., payment of salaries, taxes,etc.), on a monthly basis, all such proceeds paid by reason of business interruption. Any excess proceeds of such insurance remaining after such rent and operating costs have been paid shall be delivered to Lessee.

14.5Waiver. Lessee waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property and/or any Capital Additions.

ARTICLE XV.

15.1Condemnation.

15.1.1Total Taking. If the Leased Property and any Capital Additions of a Facility are totally and permanently taken by Condemnation, this Lease shall terminate with respect to such Facility as of the day before the Date of Taking for such Facility.

15.1.2Partial Taking. If a portion of the Leased Property and any Capital Additions of a Facility is taken by Condemnation, this Lease shall remain in effect if the affected Facility is not thereby rendered Unsuitable for Its Primary Intended Use, but if suchFacility is thereby rendered Unsuitable for its Primary Intended Use, this Lease shall terminate with respect to such Facility as of the day before the Date of Taking for such Facility, in which event Lessor shall be entitled to receive the Award, if any, and the Minimum Rent due hereunder shall be reduced by the amount of the Allocated Minimum Rent for the Facility as to which the Lease has so terminated.

15.1.3Restoration. If there is a partial taking of the Leased Property and any Capital Additions of a Facility and this Lease remains in full force and effect pursuant to Section 15.1.2, Lessor shall, subject to the rights of Facility Mortgagees (provided that the same shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee), make available to Lessee the portion of the Award necessary and specifically identified or allocated for restoration of such Leased Property and any such Capital Additions and Lessee shall complete all necessary restoration and pay the additional costs thereof if the amount provided or allocated by the Condemnor for restoration is insufficient.

15.1.4Award-Distribution. The entire Award shall belong to and be paid to Lessor, except that, subject to the rights of the Facility Mortgagees, Lessee shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, lost profits value and moving expenses, provided, that in any event Lessor shall receive from the Award, subject to the rights of the Facility Mortgagees (provided that the same shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee), no less than the greater of the Fair Market Value of the applicable Facility prior to the institution of the Condemnation or the Minimum Purchase Price of the applicable Facility.

15.1.5Temporary Taking. The taking of the Leased Property, any Capital Additions and/or any part(s)thereof, shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than one hundred eighty (180) consecutive days. During any shorter period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect and the Award allocable to the Term shall be paid to Lessee.

15.1.6Sale Under Threat of Condemnation. A sale by Lessor to any Condemnor, either under threat of Condemnation or while Condemnation proceedings are pending, shall be deemed a Condemnation for purposes of this Lease. Lessor may, without any obligation to Lessee, agree to sell and/or convey to any Condemnor all or any portion of the Leased Property free from this Lease and the rights of Lessee hereunder without first requiring that any action or proceeding be instituted or pursued to judgment. Notwithstanding the foregoing, Lessor agrees that if Lessee notifies Lessor in writing of Lessee’s intent to contest (in accordance with Article XII) any such Condemnation proceeding, Lessor shall not sell and/or convey to any Condemnor all or any portion of the Leased Property prior to any such contested action or proceeding being finally resolved or abandoned by Lessee.

15.1.7Rights of Facility Mortgagees. Notwithstanding anything herein to the contrary, the provisions of this Article XV are subject to the rights of the Facility Mortgagees (provided that the same shall be subject to the terms of any applicable subordinationand non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee).

ARTICLE XVI.

16.1Events of Default. Any one or more of the following shall constitute an “Event of Default”:

(a)Intentionally Omitted;

(b)Lessee shall fail to pay any installment of Minimum Rent when the same becomes due and payable and such failure is not cured by Lessee within a period of five (5)Business Days after notice thereof from Lessor; provided, however, that (to the extent permitted by applicable law) such notice shall be in lieu of and not in addition to any notice required under applicable law;

(c)Lessee shall fail to pay any Additional Charges when the same becomes due and payable and such failure is not cured by Lessee within a period of ten (10)Business Days after notice thereof from Lessor;

(d)Lessee fails to pay Impositions with relating to real estate taxes prior to the same becoming delinquent, provided that it shall not be an Event of Default hereunder if (i) Lessee pays the amounts then due with respect to such real estate taxes (including any penalties or late charges) within a period of ten (10)Business Days after the same becoming delinquent, or (ii) an impound account shall have been established pursuant to Section 4.4.1 hereof and Lessor fails to apply funds on deposit in such account to pay such Impositions relating to real estate taxes;

(e)Lessee fails to pay insurance premiums on or before the date due to ensure continued coverage under all policies required to be maintained under this Lease, provided that it shall not be an Event of Default hereunder if an impound account shall have been established pursuant to Section 4.4.2 hereof and Lessor fails to apply funds on deposit in such account to pay such insurance premiums;

(f)except as otherwise specifically provided for in this Section 16.1, if Lessee shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within forty-five (45) days after notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of forty-five (45) days, in which case such failure shall not be deemed to be an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided, however, that (to the extent permitted by applicable law) such notice shall be in lieu of and not in addition to any notice required under applicable law;

(g)Lessee or any Guarantor shall:

(i)file a petition in bankruptcy or a petition to take advantage of any insolvency act,

(ii)make an assignment for the benefit of its creditors,

(iii)consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or

(iv)file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

(h)Lessee or any Guarantor shall be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Lessee under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof;

(i)Lessee or any Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or shall, in any manner, permit the sale or divestiture of substantially all of its assets (except to the extent permitted pursuant to Article XXIV hereof);

(j)the estate or interest of Lessee in the Leased Property, any Capital Additions or any part(s)thereof shall be levied upon or attached, in an amount in excess of Five Hundred Thousand Dollars ($500,000) with respect to any one (1) Facility, in any proceeding and the same is not either (i) fully bonded over by Lessee, (ii) being contested by Lessee as permitted by Article XII hereof, or (ii) vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;

(k)any Transfer occurs without Lessor’s consent in accordance with the provisions of Article XXIV;

(l)at any time when a Guaranty is required to be in place pursuant to this Lease, (i) such Guaranty has not been executed and delivered or is otherwise not in full force and effect, (ii) any of the representations or warranties made by Lessee or any Guarantor in the Guaranty or this Lease proves to be untrue when made in any material respect which materially and adversely affects Lessor, or (iii) a material default shall occur under the Guaranty and, in each case, such material default is not cured within any applicable notice and cure period set forth therein;

(m)(x)there is issued any final non-appealable (i) stop placement order against Lessee, or (ii) termination or revocation of a Facility’s applicable license material to such Facility’s operation for its Primary Intended Use, or any termination or revocation of any third-party provider reimbursement agreements (including, without limitation, its certification for participation in the Medicare or Medicaid reimbursement programs) that is not reinstated or replaced within twenty (20) days, or (y) there occurs any termination or revocation that is subjectto appeal by Lessee, or any suspension of any such license that results in the subject Facility ceasing operation for a period of more than twenty (20) consecutive days at any time;

(n)(i) any local, state or federal agency having jurisdiction over the operation of any Facility removes ten percent (10%) or more of the patients or residents located in such Facility, (ii) any local, state or federal agency having jurisdiction over any Facility reduces the number of licensed units for such Facility from that number set forth under the heading “Facility Description and Primary Intended Use” on Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto (in other than a de minimis amount not to exceed three percent (3%) in the aggregate for each Facility during the Term and provided that such reductions are not related to any quality of care issues at the Facility or any other matter reasonably within Lessee’s control), (iii) without Lessor’s prior written consent not to be unreasonably withheld, conditioned or delayed (it being acknowledged, for purposes of this clause (iii)and clause (iv) below, that it shall in no event be unreasonable for Lessor to withhold its consent to any removal of a licensed unit in connection with the licensing of another unit at a facility which is not owned by Lessor or any of its Affiliates), Lessee voluntarily reduces (x) the number of licensed units for any Facility from that number set forth on Exhibit A-1, Exhibit A-2 or Exhibit A-3 attached hereto or (y) the number of residents permitted to occupy any Facility, or (iv) without Lessor’s prior written consent not to be unreasonably withheld, conditioned or delayed, Lessee voluntarily removes from service any licensed units for any Facility, unless as to clause (iii)or (iv)above, (1) such unit is removed in order to combine it with another unit to create a larger resident unit or convert it to create space to provide another use (whether the Primary Intended Use of such Facility or any reasonably required office, storage space or ancillary services use incidental to the Primary Intended Use), (2) the aggregate number of units so removed from any Facility does not exceed the lesser of (A) five percent (5%) of the total number of licensed units for such Facility and (B) four (4), and (3) a future application for the licensing of units of the same type and number as the removed units would not (under the laws in effect at the time of such removal) require a certificate of need or any similar requirement;

(o)Subject to Article XII regarding permitted contests, Lessee fails to cure or abate any material violation occurring during the Term that is claimed by any Governmental Authority, or any officer acting on behalf thereof, of any Legal Requirement pertaining to the operation of any Facility, and within the time permitted by such authority for such cure or abatement;

(p)any default and acceleration of any indebtedness of Lessee or Guarantor for borrowed money with an outstanding principal amount of Twenty Five Million Dollars ($25,000,000) has occurred; and

(q)a default beyond any applicable notice, grace or cure period shall occur under any other lease agreement or guaranty, any loan documents or any other material agreement or instrument, now or hereafter with or in favor of Lessor or any Affiliate of Lessor and made by or with Lessee or any Affiliate of Lessee, which default (i) relates to a failure to pay an amount of not less than One Million Dollars ($1,000,000) or (ii) is a material nonmonetary default (including, without limitation, any default that relates to a transfer or non-competition restriction, and/or to an environmental or licensing obligation).

16.2Certain Remedies. If an Event of Default shall have occurred, Lessor may terminate this Lease with respect to the Facility from which such Event of Default emanated, if any (provided, that any Event of Default that relates to Lessee’s performance hereunder generally and is not limited to circumstances at any specified Facility(ies), expressly including, without limitation, any Event of Default for failure to pay Minimum Rent, may be deemed by Lessor, in its reasonable discretion, to affect all Facilities). If at any time during the Term, Lessor has terminated this Lease with respect to a number of Facilities equal to seven percent (7%) or more (in the aggregate) of the number of Facilities then subject to this Lease pursuant to the first sentence of this Section 16.2, then if any additional Event(s)of Default shall occur thereafter, Lessor may terminate this Lease with respect to the Facility from which such Event of Default emanated, if any, or, if so elected by Lessor, with respect to all of the Facilities, regardless of the cause of nature of such Event of Default, by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease with respect to all such Facilities as to which Lessor has elected to so terminate this Lease. Any such notice of termination may, at Lessor’s option, be given and exercised concurrently with any notice of Event of Default given by Lessor to Lessee hereunder. In such event, such termination shall be effective immediately upon the occurrence of the Event of Default subject to Legal Requirements, including, without limitation, any requirement that the occupant needs to be the holder of any applicable health care licenses. In addition to the foregoing, if any Event of Default pursuant to Section 16.1(g)or (h) shall occur, Lessor shall have the immediate right, at its election in its sole discretion, to terminate this Lease with respect to all of the Facilities. In all such events, Lessor shall have all rights at law and in equity available to Lessor as a result of any Event of Default. Lessee shall pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including reasonable attorneys’ fees and expenses, as a result of any Event of Default hereunder. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated with respect to any one or more (including all, if so elected by Lessor and permitted in accordance with the terms hereof) of the Facilities pursuant to this Section 16.2, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property and any Capital Additions of the Facilities as to which Lessor has so elected to terminate this Lease and quit the same and Lessor may enter upon and repossess such Leased Property and such Capital Additions by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any of Lessee’s Personal Property from such Leased Property and such Capital Additions.

16.3Damages. (i) The termination of this Lease with respect to any one or more of the Facilities; (ii) the repossession of the Leased Property and any Capital Additions of any Facility; (iii) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property or any portion thereof; (iv) the reletting of all or any portion of the Leased Property; or (v) the failure or inability of Lessor to collect or receive any rentals due upon any such reletting, shall not relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In addition, the termination of this Lease with respect to any one or more of the

Facilities shall not relieve Lessee of its liabilities and obligations hereunder with respect to such terminated Facility(ies) that are intended to survive the termination of this Lease, including, without limitation, the obligations set forth in this Section 16.3 and Sections 16.5, 23.1, 37.4 and 45.1.8. If any such termination occurs,Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Facility(ies) terminated to and including the date of such termination. Thereafter, following any such termination, Lessee shall forthwith pay to Lessor, at Lessor’s option, as and for liquidated and agreed current damages for an Event of Default by Lessee, the sum of:

(a)the worth at the time of award of the unpaid Rent which had been earned at the time of termination with respect to the terminated Facility(ies),

(b)the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination with respect to the terminated Facility(ies) until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,

(c)the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term for the terminated Facility(ies) after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, plus

(d)any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

As used in clauses (a)and (b)above, the “worth at the time of award” shall be computed by allowing interest at the Overdue Rate. As used in clause (c)above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

Alternatively, if Lessor does not elect to terminate this Lease with respect to any Facility, then Lessee shall pay to Lessor, at Lessor’s option, as and for agreed damages for such Event of Default without termination of Lessee’s right to possession of the Leased Property and any Capital Additions or any portion thereof, each installment of said Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, together with interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease.

16.4Receiver. Upon the occurrence of an Event of Default, and upon commencement of proceedings to enforce the rights of Lessor hereunder, Lessor shall be entitled, as a matter of right, to the appointment of a receiver or receivers acceptable to Lessor of the Leased Property and any Capital Additions of the revenues, earnings, income, products and profits thereof, pending the outcome of such proceedings, with such powers as the court making such appointment shall confer.

16.5Lessee’s Obligation to Purchase. Upon the occurrence of a Put Event with respect to any Facility or Facilities, Lessor shall be entitled to require Lessee to purchase the Leased Property of such Facility or Facilities on the first Minimum Rent Payment Date occurring not less than thirty (30) days after the date specified in a notice from Lessor requiring such purchase for an amount equal to the greater of (i) the Fair Market Value of such Facility(ies), or (ii) the Minimum Purchase Price of such Facility(ies), plus, in either event, all Rent then due andpayable (excluding any portion of the installment of Minimum Rent equal to the Allocated Minimum Rent for such Facility(ies) due on the purchase date) with respect to such Facility(ies). If Lessor exercises such right, Lessor shall convey the Leased Property of such Facility(ies) to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate with respect to such Facility(ies). Any purchase by Lessee of the Leased Property of a Facility pursuant to this Section shall be in lieu of the damages specified in Section 16.3 with respect to such Facility.

16.6Waiver. If Lessor initiates judicial proceedings or if this Lease is terminated by Lessor pursuant to this Articlewith respect to a Facility, Lessee waives, to the extent permitted by applicable law, (i) any right of redemption, re-entry or repossession; and (ii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

16.7Application of Funds. Any payments received by Lessor under any of the provisions of this Lease shall be applied to Lessee’s obligations in the order which Lessor may determine or as may be prescribed by the laws of the applicable State(s).

16.8Grant of Security Interest; Appointment of Collateral Agent. The parties intend that if an Event of Default occurs under this Lease, Lessor will, to the extent permitted by applicable law, control Lessee’s Personal Property and the Intangible Property (but excluding any of Lessee’s Personal Property or Intangible Property to the extent constituting (i) proprietary information, intellectual property, trademarks or tradenames of any Lessee Party or any Affiliate thereof, or (ii) any systems, software, contracts or other Personal Property of any Lessee Party or Affiliate thereof with respect to assets or facilities of any Lessee Party or Affiliate thereof in addition to the Facilities, collectively, “Lessee’s IP Intangibles”) so that Lessor or its designee or nominee can operate or re-let each Facility intact for its Primary Intended Use. Accordingly, to implement such intention, and for the purpose of securing the payment and performance obligations of Lessee hereunder, Lessor and Lessee agree as follows:

16.8.1Grant of Security Interest.

(a)Lessee, as debtor, hereby grants to Collateral Agent, as secured party, for the benefit of Lessor, a security interest and an express contractual lien upon all of Lessee’s right, title and interest in and to Lessee’s Personal Property and in and to the Intangible Property (but excluding Lessee’s IP Intangibles) and any and all products, rents, leases (including modification, extension, termination and other rights thereunder), issues, proceeds and profits thereof in which Lessee now owns or hereafter acquires an interest or right, including any leased Lessee’s Personal Property (other than Lessee’s IP Intangibles) (collectively, the “Collateral”). This Lease constitutes a security agreement covering all such Collateral. The security interest granted to Collateral Agent with respect to Lessee’s Personal Property in this Section 16.8 is intended by Lessor and Lessee to be subordinate to any security interest granted in connection with the financing or leasing of all or any portion of the Lessee’s Personal Property so long as the lessor or financier of such Lessee’s Personal Property agrees to give Lessor written notice of any default by Lessee under the terms of such lease or financing arrangement, to give Lessor a reasonable time following such notice to cure any such default and consents to Lessor’s written assumption of such lease or financing arrangement upon Lessor’s curing of any suchdefaults. This clause shall be self-operative and no further instrument of subordination shall be required. This security agreement and the security interest created herein shall survive the expiration or earlier termination of this Lease with respect to any or all of the Facilities.

(b)Lessee hereby authorizes Collateral Agent to file such financing statements, continuation statements and other documents as may be necessary or desirable to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral. In addition, if required by Collateral Agent at any time during the Term, Lessee shall execute and deliver to Collateral Agent, in form reasonably satisfactory to Collateral Agent, additional security agreements, financing statements, fixture filings and such other documents as Collateral Agent may reasonably require to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral. In the event Lessee fails to execute any financing statement or other documents for the perfection or continuation of Collateral Agent’s security interest, Lessee hereby appoints Collateral Agent as its true and lawful attorney-in-fact to execute any such documents on its behalf, which power of attorney shall be irrevocable and is deemed to be coupled with an interest.

(c)Lessee will give Collateral Agent at least thirty (30) days’ prior written notice of any change in Lessee’s name, identity, jurisdiction of organization or corporate structure. With respect to any such change, Lessee will promptly execute and deliver such instruments, documents and notices and take such actions, as Collateral Agent deems necessary or desirable to create, perfect and protect the security interests of Collateral Agent in the Collateral.

(d)Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall, to the extent permitted by applicable law, be entitled to exercise any and all rights or remedies available to a secured party under the Uniform Commercial Code, or available to a lessor under the laws of the State, with respect to Lessee’s Personal Property and the Intangible Property, including the right to sell the same at public or private sale.

16.8.2Appointment of Collateral Agent.

(a)Each Person comprising “Lessor” hereunder hereby irrevocably appoints HCP (the “Collateral Agent”) as the collateral agent hereunder and under all other documents related hereto and authorizes Collateral Agent in such capacity, to take such actions on its behalf and to exercise such powers as are delegated to Collateral Agent in such capacity by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. In performing its functions and duties hereunder, Collateral Agent shall act for itself and as agent for each Person comprising “Lessor” hereunder and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Lessee. The provisions of this Section 16.8.2 are solely for the benefit of Collateral Agent and each Person comprising “Lessor” hereunder, and Lessee shall have no rights as a third party beneficiary(ies) of any of such provisions.

(b)The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by the Collateral Agent.

(c)The Collateral Agent may at any time give notice of its resignation to the Persons comprising “Lessor” hereunder and Lessee. Upon receipt of any such notice of resignation, the Persons comprising “Lessor” hereunder shall have the right to appoint a successor Collateral Agent. If no such successor shall have been so appointed by the Persons comprising “Lessor” hereunder and shall have accepted such appointment within ten (10)days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of each Person comprising “Lessor” hereunder, appoint a successor Collateral Agent; provided that if the Collateral Agent shall notify Lessee and each Person comprising “Lessor” hereunder that no such successor is willing to accept such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder (except that in the case of any Collateral held by the Collateral Agent on behalf of each Person comprising “Lessor” hereunder, the Collateral Agent may continue to hold such Collateral until such time as a successor Collateral Agent is appointed and such Collateral is assigned to such successor Collateral Agent) and (ii) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Person comprising “Lessor” hereunder directly, until such time as the Persons comprising “Lessor” hereunder appoint a successor Collateral Agent.

(d)Upon the acceptance of a successor’s or replacement’s appointment as Collateral Agent, such successor or replacement shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder. After the retiring Collateral Agent’s resignation hereunder, the provisions of this Section 16.9.2 shall continue in effect for the benefit of such retiring Collateral Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting in such capacity.

16.9Leases and Residential Care Agreements. Lessee shall comply with and observe in all material respects Lessee’s obligations under all leases and residential care agreements, including Lessee’s obligations pertaining to the maintenance and disposition of resident or tenant security deposits (provided, however, that no breach of Lessee’s obligations with respect to such leases and residential care agreements shall constitute a default hereunder until and unless any such breaches or defaults affect a material number of the leases and residential care agreements at any one Facility). Upon delivery of notice by Lessor or Collateral Agent to Lessee of Lessor’s or Collateral Agent’s exercise of its respective rights under this Article, at any time during the continuance of an Event of Default, and without the necessity of Lessor or Collateral Agent entering upon and taking and maintaining control of any Facility directly, by a receiver, or by any other manner or proceeding permitted by applicable law, Lessor and/or Collateral Agent immediately shall have, to the extent permitted by applicable law, all rights, powers and authority granted to Lessee under any lease or residential care agreement relating to such Facility, including the right, power and authority to modify the terms of any such lease or residential care agreement for such Facility, or extend or terminate any such lease or residential care agreement for such Facility. During the continuance of an Event of Default, unless Lessor and/or Collateral Agent elects in its sole discretion to assume the obligations of Lessee under any lease or residential care agreement for any Facility, neither Lessor norCollateral Agent shall (i) be obligated to perform any of the terms, covenants or conditions contained in such lease or residential care agreement relating to such Facility (or otherwise have any obligation with respect to such lease or residential care agreement relating to such Facility) or (ii) be obligated to appear in or defend any action or proceeding relating to such lease or residential care agreement relating to such Facility. Notwithstanding anything to the contrary in this Section 16.9, but subject to the other terms and conditions contained in this Lease, except during the continuance of an Event of Default, Lessee shall be entitled to exercise any and all rights under any Occupancy Arrangements relating to any Facility, including Lessee’s right, power and authority to modify the terms of any such Occupancy Arrangements or extend or terminate such Occupancy Arrangements.

ARTICLE XVII.

17.1Lessor’s Right to Cure Lessee’s Default. If Lessee shall fail to make any payment or to perform any material act required to be made or performed hereunder, Lessor (following the occurrence and during the continuance of any Event of Default), without waiving or releasing any obligation or default, may (upon written notice to Lessee), but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property and any Capital Addition, during normal business hours and upon prior notice to Lessee (except in the case of any emergency), for such purpose and take all such action thereon as, in Lessor’s opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all out-of-pocket costs and expenses, including reasonable attorneys’ fees and expenses, so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand.

ARTICLE XVIII.

18.1Purchase of the Leased Property. If Lessee purchases the Leased Property of any Facility from Lessor pursuant to any provisions of this Lease, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee an appropriate special or limited warranty deed conveying the entire interest of Lessor in and to such Leased Property to Lessee free and clear of all encumbrances other than (i) those that Lessee has agreed hereunder to pay or discharge; (ii) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to; (iii) those liens and encumbrances which were in effect on the date of conveyance of such Leased Property to Lessor; and (iv) any other encumbrances permitted hereunder to be imposed on such Leased Property which are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee or material interference with the use or operations of the applicable Facility for its Primary Intended Use. The applicable purchase price, less the total amount of the encumbrances assumed or taken subject to which can be satisfied by the payment of money (other than any financing provided by Lessor for the purchase of the applicable Leased Property), shall be paid to Lessor or as Lessor may direct in immediately available funds. All reasonable out-of-pocket expenses of such conveyance, including the cost of title insurance, attorneys’ fees incurred by Lessor inconnection with such conveyance and release, transfer taxes and recording and escrow fees, shall be paid by Lessee.

18.2Rights of Lessee Prior to Closing. Notwithstanding anything to the contrary in this Lease, or at law or in equity, if Lessor shall exercise its right to require Lessee to purchase the Leased Property of any Facility pursuant to Section 16.5 (a “Purchase Obligation Exercise”), the following shall pertain:

(a)Such Purchase Obligation Exercise (and any purchase or other separate contract formed upon such Purchase Obligation Exercise) shall not under any circumstances cause a termination of this Lease with respect to such Facility, and this Lease shall remain in full force and effect with respect to such Facility to and until the consummation of the closing in accordance with the terms thereof;

(b)Lessee hereby acknowledges and agrees that Lessee shall not under any circumstances be entitled to possession of the Leased Property of any Facility under the terms of any purchase or other separate contract formed upon such Purchase Obligation Exercise until the closing thereof, and that, prior thereto, Lessee’s possession of the Leased Property of such Facility shall be solely by way of this Lease;

(c)In no event shall Lessee be deemed a vendee in possession; and

(d)In the event that an Event of Default relating to the subject Facility shall occur at any time during the period from such Purchase Obligation Exercise to and until closing, Lessor shall be entitled to exercise any and all rights or remedies available to a landlord against a defaulting tenant, whether at law or equity, including those set forth in Article XVI hereof, and specifically including the right to recover possession of the Leased Property of such Facility through summary proceedings (such as unlawful detainer or other similar action permitted by law), and in no event shall Lessor be required to bring an action for ejectment or any other similar non-expedited proceeding.

18.3Lessor’s Election of 1031 Exchange; Lessee’s Regulatory Filings. If Lessee purchases the Leased Property of any Facility from Lessor pursuant to any provision of this Lease, Lessor may elect to sell the Leased Property to Lessee in the form of a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (“1031 Exchange”). In the event that Lessor shall so elect, Lessor shall give written notice to Lessee and any escrow holder of such election and the following shall apply:

(a)Lessor may attempt to identify before the closing other property which qualifies as “like-kind” property for a 1031 Exchange (the “Target Property”) by giving written notice to Lessee and any escrow holder and identifying to such escrow holder the Target Property prior to the closing.

(b)If Lessor has not so identified the Target Property before the closing, then Lessor shall proceed with the closing unless Lessor at its option enters into an exchange agreement with an accommodation party (“Accommodator”) in order to facilitate a non-simultaneous exchange. If an Accommodator is so designated, Lessor shall cause theAccommodator (i) to acquire title to the Leased Property from Lessor at or before the closing and, (ii) to transfer title in the Leased Property to Lessee on closing for the applicable purchase price.

(c)Lessee shall fully cooperate with any such 1031 Exchange, including but not limited to executing and delivering additional documents requested or approved by Lessor; provided, that Lessee shall not be required to incur any additional costs or liabilities or financial obligation as a consequence of any of the foregoing exchange transactions.

(d)Lessor hereby agrees to reasonably cooperate (at no cost to Lessor) with Lessee in connection with the satisfaction of disclosure and reporting obligations of Lessee arising pursuant to applicable Legal Requirements. Notwithstanding anything to the contrary contained in this Lease, it is hereby understood and agreed that if an Event of Default results from Lessor’s failure, following Lessee’s written request therefor pursuant to the provisions of Section 10.2.6 hereof, to provide information necessary to be disclosed or otherwise required by Legal Requirements, then the Event of Default that would otherwise occur shall be deemed not to exist under this Lease to the extent resulting from any such failure of Lessor. Lessee and Lessor agree to reasonably cooperate to limit any such disclosure requirements pursuant to Legal Requirements to the extent Lessor objects to same.

ARTICLE XIX.

19.1Extended Terms.

(a)Provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute a monetary Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term, Lessee shall have the right (subject to Section 19.1(c)) to renew this Lease with respect to all (but not less than all) of, respectively, the Pool 1 Facilities, the Pool 2 Facilities and the Pool 3 Facilities then covered by this Lease for the Extended Terms for such Facilities set forth on Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto. Each renewal option shall be exercised, if at all, by Lessee (i) giving written notice to Lessor of such renewal not less than eighteen (18) months prior to the expiration of the applicable then-current Term, (ii) delivering (if the Guaranty is, at the time of such notice, required to be in place pursuant to this Lease) to Lessor, concurrently with the delivery of the notice described in clause (i) hereof, a reaffirmation of the Guaranty executed by the Guarantor stating, in substance, that the Guarantor’s obligations under such Guaranty shall extend to this Lease, as extended by the subject Extended Term (but Lessor may, at its sole and absolute discretion, waive this requirement), and (iii) with respect to any facility(ies) subject to a New Lease hereafter with or in favor of Lessor or any Affiliate of Lessor, the exercise by the “Lessee” thereunder of the renewal of each such New Lease or other lease for the corresponding and co-terminus “Extended Term” thereof, concurrently with the delivery of the notice described in clause (i) hereof. Lessee’s exercise of any renewal option hereunder shall be irrevocable and immediately binding upon Lessee as of the date that Lessee delivers the applicable notices and reaffirmations pursuant to the foregoing items (i)through (iii). As of the date hereof, the parties agree that the Term of this Lease including all Extended Terms does not exceed 80% of the estimated remaining useful life of any Facility. During eachExtended Term, all of the terms and conditions of this Lease shall continue in full force and effect.

(b)Intentionally Omitted.

(c)Notwithstanding anything to the contrary in Section 19.1(a), Lessor, in its sole discretion, may waive the condition to Lessee’s right to renew this Lease that no Event of Default, or event which, with notice or lapse of time or both, would constitute a monetary Event of Default, has occurred or is continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee’s exercise of its renewal right for such Extended Term.

ARTICLE XX.

20.1Holding Over. If Lessee shall for any reason remain in possession of any portion of the Leased Property and/or any Capital Additions after the expiration or earlier termination of the Term, such possession shall be as a month-to-month tenant during which time Lessee shall pay as Minimum Rent for each month an amount equal to one hundred fifty percent (150%) of the monthly Minimum Rent applicable to the prior Lease Year, together with all Additional Charges and all other sums payable by Lessee pursuant to this Lease. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Leased Property and/or any Capital Additions. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

ARTICLE XXI.

21.1General REIT Provisions. Lessee acknowledges that, in order for Lessor and/or Lessor’s Affiliates to qualify as a REIT, certain REIT Requirements must be satisfied, including, without limitation, the provisions of Section 856 of the Code. Accordingly, Lessee agrees, and agrees to cause its Affiliates, Occupants and any other parties subject to its control by ownership or contract, to cooperate reasonably with Lessor to ensure that the REIT Requirements are satisfied, including, but not limited to, providing Lessor with information about the ownership of Lessee and its Affiliates; provided, that such cooperation shall not result in any unreimbursed cost or other adverse consequence to Lessee. Lessee agrees, and agrees to cause its Affiliates, upon request by Lessor, to take all action reasonably necessary to ensure compliance with the REIT Requirements; provided, that such actions shall not result in any unreimbursed cost or other adverse consequence to Lessee.

21.2REIT Agreements. Lessor and Lessee agree that (a) rents payable under this Lease are not based in whole or in part on the income or profits of any Person; (b) as of the date this Lease was entered into or modified, rents payable under this Lease were set at a fair market rental amount or formula, and there was a reasonable expectation that Lessee had the financial wherewithal to make the payments required; and (c) no services or amenities are provided to Lessee under this Lease, other than services that are both (1) customarily furnishedor rendered by or on behalf of Lessor in connection with the rental of real property of a similar class in the geographic areas in which the relevant property is located and (2) customarily furnished or rendered in connection with the rental of space for occupancy only (as opposed to primarily for the convenience of the tenant).

ARTICLE XXII.

22.1Risk of Loss. During the Term, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property and any Capital Additions as a consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and Persons claiming from, through or under Lessor) is assumed by Lessee, and no such event shall entitle Lessee to any abatement of Rent.

ARTICLE XXIII.

23.1General Indemnification. In addition to the other indemnities contained herein, and notwithstanding the existence of any insurance carried by or for the benefit of Lessor or Lessee, and without regard to the policy limits of any such insurance, Lessee shall protect, indemnify, save harmless and defend Lessor and its Affiliates from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable attorneys’, consultants’ and experts’ fees and expenses, imposed upon or incurred by or asserted against Lessor or any of its Affiliates by reason of: (i) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Leased Property, or any Capital Additions or adjoining sidewalks thereto; (ii) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased Property or any Capital Additions; (iii) any failure on the part of Lessee to perform or comply with any of the terms of this Lease; (iv) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property or any Capital Additions to be performed by any party thereunder; (v) any claim for malpractice, negligence or misconduct committed by any Person on or working from the Leased Property or any Capital Additions; and (vi) the violation of any Legal Requirement (the foregoing (i)through (vi), collectively, the “Indemnified Liabilities”). Notwithstanding anything to the contrary contained in the above, Lessee shall not have any obligation hereunder to the extent that such Indemnified Liabilities arise solely from the negligence, illegal acts, fraud or willful misconduct of Lessor or any of its Affiliates. Any amounts which become payable by Lessee under this Articleshall be paid within ten (10)Business Days after liability therefor is finally determined in a non-appealable judgment by litigation or otherwise, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or any of its Affiliates for which Lessee is obligated to indemnify Lessor or such Affiliate pursuant to this Article XXIII or any other provision of this Lease and may settle compromise or otherwise dispose of the same as Lessee sees fit; provided, however, that any legal counsel selected by Lessee to defend Lessor or such Affiliate shall be reasonably satisfactory to Lessor, and, if required by Lessor, any such counsel retained by Lessee to defend Lessor or such Affiliate shall be separate, independent counsel from any counsel selected by Lessee to defend Lessee; provided further, however, that, withoutLessor’s prior written consent, which consent may be given or withheld in Lessor’s sole and absolute discretion, Lessee shall not enter into any settlement agreement with respect to, or compromise or otherwise dispose of any such claim, action or proceeding asserted or instituted against Lessor for which Lessee is obligated to indemnify Lessor or any of its Affiliates pursuant to this Articleor any other provision of this Lease if such settlement, compromise or disposition thereof requires any performance by Lessor or any of its Affiliates (other than the payment of money which shall be paid by Lessee) or would impose any restrictions or other covenants upon Lessor, any of its Affiliates or the Leased Property. All indemnification covenants set forth in this Articleor elsewhere in this Lease are intended to apply to losses, damages, injuries, claims,etc. incurred directly by the indemnified parties and their property, as well as by the indemnifying party or third party, and their property. For purposes of this Articleand the other indemnification obligations of Lessee under this Lease, any acts or omissions of Lessee, or by employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Lessee. It is understood and agreed that payment shall not be a condition precedent to enforcement of the foregoing indemnification obligations or any of the other indemnification obligations of Lessee set forth in this Lease.

ARTICLE XXIV.

24.1Transfers.

24.1.1Prohibition. Subject to the provisions of Sections 24.1.8, 24.1.10, 24.1.11 and 24.1.12 below, Lessee shall not, without Lessor’s prior written consent, which consent may not be unreasonably withheld, conditioned or delayed (except as provided in the last sentence of this Section 24.1.1), either directly or indirectly or through one or more step transactions or tiered transactions, voluntarily or by operation of law, (i) assign, convey, sell, pledge, mortgage, hypothecate or otherwise encumber, transfer or dispose of all or any part of this Lease or Lessee’s leasehold estate hereunder, (ii) Master Sublease all or any part of the Leased Property and/or any Capital Additions of any Facility, (iii) enter into an agreement with any Person that is not an Affiliate of Lessee for the management or operation of more than ten percent (10%) of the Leased Property and/or any Capital Additions of any Facility, (iv) convey, sell, assign, transfer or dispose of any stock or partnership, membership or other interests (whether equity or otherwise) in Lessee (which shall include any conveyance, sale, assignment, transfer or disposition of any stock or partnership, membership or other interests (whether equity or otherwise) in any Controlling Person(s)), if such conveyance, sale, assignment, transfer or disposition results in a change in control of Lessee (or in any Controlling Person(s)), (v) dissolve, merge or consolidate Lessee (which shall include any dissolution, merger or consolidation of any Controlling Person) with any other Person, if such dissolution, merger or consolidation results in a change in control of Lessee or in any Controlling Person(s), (vi) sell, convey, assign, or otherwise transfer all or substantially all of the assets of Lessee (which shall include any sale, conveyance, assignment, or other transfer of all or substantially all of the assets of any Controlling Person) or (vii) consummate or permit to be consummated any agreement to do any of the foregoing (each of the aforesaid acts referred to in clauses (i)through (vii) being referred to herein as a “Transfer”). Lessor’s consent shall not be required for any Occupancy Arrangement transaction that does not constitute a Master Sublease or for the engagement of the services of any Person for the management or operation of ten percent (10%) or less of theLeased Property and/or any Capital Additions of any Facility. With respect to any such Occupancy Arrangement or engagement for which such consent is not required, Lessee shall, within ten (10)days of entering into any such Occupancy Arrangement or engagement, notify Lessor of the existence of such Occupancy Arrangement or engagement and the identity of the Occupant or manager, as the case may be, and supply Lessor with a copy of the agreement relating to such Occupancy Arrangement or engagement and any other related documentation, materials or information reasonably requested by Lessor; provided, however, that the foregoing shall not apply to any Occupancy Arrangement for patients or residents of any Facility (i.e., any non-Commercial Occupancy Arrangements). Notwithstanding the foregoing or any other provisions of this Lease to the contrary, Lessee acknowledges that (x) it is Lessor’s practice not to permit any mortgages, hypothecations, pledges or other encumbrances of leasehold interests by its lessees, and (y) Lessor shall have the right to approve or disapprove of any such mortgage, hypothecation, pledge or other encumbrance of the leasehold estate created hereby by Lessee (whether directly or indirectly) in Lessor’s sole and absolute discretion, and (z) if Lessor shall approve the same Lessor shall be entitled to impose such conditions in connection therewith as Lessor deems appropriate in its sole and absolute discretion.

24.1.2Consent.

24.1.2.1Prior to consummating any Transfer, Lessee shall submit in writing to Lessor, as applicable: (i) the name of the proposed Occupant, assignee, manager or other transferee; (ii) the terms and provisions of the Transfer, including any agreements in connection therewith; and (iii) such financial information as Lessor may reasonably request concerning the proposed Occupant, assignee, manager or other transferee. In exercising its right of reasonable approval or disapproval to a proposed Transfer, Lessor shall be entitled to take into account any fact or factor that is commercially reasonable to the making of such decision, including the following, all of which are agreed to be reasonable factors for Lessor’s consideration:

(a)The financial strength of the proposed Occupant, assignee, manager or other transferee, including the adequacy of its working capital. In connection with a Transfer resulting from a merger or consolidation to which Lessee or any Guarantor or Controlling Party is a party, Lessor shall be entitled to compare the Consolidated Net Worth and debt to equity ratio of the surviving party following the effectiveness of such event as compared to the Consolidated Net Worth and debt-to-equity ratio of Lessee or such Controlling Party, as applicable, prior to such event.

(b)The operating experience of the proposed Occupant, assignee, manager or other transferee with respect to businesses of the nature, type and size of the applicable Facility.

(c)The quality and reputation of the proposed Occupant, assignee, manager or other transferee.

(d)Whether such Transfer will cause a breach or violation of any material agreements to which Lessee or any Controlling Person is a party.

(e)Whether there then exists any uncured Event of Default by Lessee pursuant to this Lease; provided, however, that if (A) Lessee is proposing to enter into a Master Sublease with respect to one or more Facilities, (B) there is no uncured monetary Event of Default under this Lease, (C) a non-monetary Event of Default has occurred at another Facility (i.e., a Facility that Lessee is not proposing to Master Sublease), Lessor has not yet exercised any of its rights or remedies on account thereof pursuant to Article XVI hereof, and Lessee is diligently and in good faith proceeding to cure such non-monetary Event of Default at such other Facility, then Lessor shall not take the same into account as the sole basis for withholding its consent to any such proposed Master Sublease of such other Facility(ies).

Moreover, Lessor shall be entitled to be reasonably satisfied that neither any covenant, condition or obligation imposed upon Lessee by this Lease nor any right, remedy or benefit afforded Lessor by this Lease is materially impaired or diminished by such Transfer. Lessee acknowledges, however, that any proposed partial assignment, conveyance, sale, transfer or other disposition of this Lease or Lessee’s leasehold estate hereunder with respect to less than all of the Facilities would materially impair the covenants, conditions and obligations imposed upon Lessee by this Lease and the rights, remedies and benefits afforded Lessor by this Lease as a single, integrated and indivisible agreement and economic unit with respect to all Facilities, and therefore it would be reasonable for Lessor to withhold its consent to any such partial assignment, conveyance, sale, transfer or other disposition of this Lease or Lessee’s leasehold estate hereunder with respect to less than all the Facilities on such basis.

24.1.2.2In connection with any Transfer, Lessor shall be entitled to receive the applicable Transfer Consideration, if any.

In connection with any Transfer, Lessor shall be entitled to require as a condition to any such Transfer that the obligations of any Occupant, assignee, manager or other transferee that is a subsidiary of and/or Controlled by another Person or Persons, be guaranteed by the entity or entities constituting the ultimate parent(s)and/or other ultimate Controlling Person(s), as the case may be, pursuant to a written guaranty in form and substance reasonably acceptable to Lessor and that, subject to Section 24.1.3 below, any existing Guaranty of this Lease be reaffirmed by the applicable Guarantor notwithstanding such Transfer.

24.1.2.3The foregoing provisions of this Section 24.1.2 shall not apply to any Transfer permitted under Section 24.1.10, 24.1.11 or 24.1.12 below, which shall be governed by the provisions thereof (but shall be subject to Section 24.1.8).

24.1.2.4The consent by Lessor to any Transfer shall not constitute Lessor’s consent to any subsequent Transfer or to any subsequent or successive Transfer. Any purported or attempted Transfer contrary to the provisions of this Articleshall be void and, at the option of Lessor, shall terminate this Lease.

24.1.3Release of Existing Lessee and Guarantors Upon Certain Transfers. Upon the consummation of any Transfer by Lessee that (a) constitutes an assignment of Lessee’s entire interest in this Lease, (b) requires Lessor’s prior written consent pursuant to the terms of this Article XXIV, and (c) receives such prior written consent by Lessor, Lessor shall release Lessee and any current Guarantor from all obligations arising under this Lease andany current Guaranty, as applicable, following the effective date of such Transfer, so long as each of the following conditions is met:

24.1.3.1The Consolidated Net Worth of the assignee or replacement Guarantor, as the case may be, immediately following the effectiveness of such Transfer, shall be equal to or greater than the Consolidated Net Worth of Brookdale as of the Commencement Date.

24.1.3.2The debt-to-equity ratio of the assignee following the effectiveness of such Transfer shall be equal to or less than the debt-to-equity ratio of Brookdale as of the Commencement Date. For purposes of this Section 24.1.3.2, “debt” shall include (without limitation) the capitalized value of any leases required to be capitalized in accordance with GAAP to which Brookdale and/or such assignee (and/or their consolidated Subsidiaries) are parties and the same shall be demonstrated by financial statements prepared in accordance with GAAP and reasonably satisfactory to Lessor.

24.1.3.3The assignee shall have adequate experience and skill in (i) operating facilities comparable to the applicable Facility(ies) and (ii) a business of the nature, type and size of the business of Brookdale immediately prior to the effectiveness of such Transfer, as determined by Lessor in its reasonable discretion. Such assignee shall be deemed to have “adequate experience and skill” if (A) the core management team that will be managing the lessee under this Lease immediately following the effectiveness of such Transfer has an average of not less than three (3) years’ operating experience with respect to the operation and management of senior living or health care facilities, or (B) such assignee or a Controlling Person of such assignee, as the case may be, shall immediately following the effectiveness of such Transfer, and for a period of not less than one (1) year thereafter, directly or indirectly retain and/or hire in a full-time management or consulting capacity a majority of the principal officers of Brookdale who were in the employment of Brookdale prior to the effectiveness of such Transfer.

24.1.4Attornment and Related Matters. Any Commercial Occupancy Arrangement (including any Master Sublease) or the engagement of any Person for the management or operation of all or any portion of the Leased Property shall be expressly subject and subordinate to all applicable terms and conditions of this Lease. With respect to any Commercial Occupancy Arrangement or any such management agreement, Lessor, at its option and without any obligation to do so, may require any Occupant under any such Commercial Occupant Arrangement or manager to attorn to Lessor upon the expiration or earlier termination of this Lease or (at Lessor’s election) upon the occurrence and during the continuance of an Event of Default, in which event Lessor shall undertake the obligations of Lessee, as sublessor, licensor or otherwise under such Commercial Occupancy Arrangement or management engagement from the time of the exercise of such option to the termination of such Commercial Occupancy Arrangement or management engagement and in such case Lessor shall not be liable for any prepaid rents, fees or other charges or for any prepaid security deposits paid by such Occupant under any such Commercial Occupant Arrangement to Lessee or for any other prior defaults of Lessee under such Commercial Occupancy Arrangement or management engagement. In the event that Lessor shall not require such attornment with respect to any such Commercial Occupancy Arrangement or management engagement, then such CommercialOccupancy Arrangement or management engagement shall automatically terminate upon the expiration or earlier termination of this Lease, including any early termination by mutual agreement of Lessor and Lessee. Furthermore, any such Commercial Occupancy Arrangement, management engagement or other agreement regarding a Transfer shall expressly provide that the Occupant, assignee, manager or other transferee shall furnish Lessor with such financial, operational or other information about the physical condition of the applicable Facility, including the information required by Section 25.1.2 herein, as Lessor may request from time to time.

24.1.5Assignment of Lessee’s Rights Against Occupant Under a Master Sublease. If Lessor shall consent to a Master Sublease, then the written instrument of consent, executed and acknowledged by Lessor, Lessee and the Occupant under such Master Sublease, as the case may be, shall contain a provision substantially similar to the following:

24.1.5.1Lessee and such Occupant hereby agree that, if such Occupant shall be in default of any of its obligations under the Master Sublease, which default also constitutes an Event of Default by Lessee under this Lease (subject to the express provisions of Section 16.9 hereof), then Lessor shall be permitted to avail itself of all of the rights and remedies available to Lessee against such Occupant in connection therewith.

24.1.5.2Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, Lessor shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against such Occupant in the name of Lessee in order to enforce Lessee’s rights under the Master Sublease, and also shall be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of Lessee as Lessor reasonably shall determine to be necessary.

24.1.5.3Lessee agrees to cooperate with Lessor, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of Lessor.

24.1.5.4Lessee expressly acknowledges and agrees that the exercise by Lessor of any of the foregoing rights and remedies shall not constitute an election of remedies, and shall not in any way impair Lessor’s entitlement to pursue other rights and remedies directly against Lessee.

24.1.6Costs. Lessee shall reimburse Lessor for Lessor’s reasonable costs and expenses incurred in conjunction with the processing and documentation of any request for consent as required under this Article XXIV, including reasonable attorneys’, architects’, engineers’ or other consultants’ fees whether or not the transaction for which consent is requested is actually consummated.

24.1.7No Release of Lessee’s Obligations. Except as expressly set forth in Section 24.1.3 above, no Transfer shall relieve Lessee of its obligation to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder. Except as expressly set forth in Section 24.1.3 above, the liability of Lessee named herein and any immediate and remote successor in interest of Lessee with respect to its interest in this Lease (i.e., by means of any Transfer), and the due performance of the obligations of this Lease onLessee’s part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease, (ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease. Except as expressly set forth in Section 24.1.3 above, if any such Occupant, assignee, manager or other transferee defaults in any performance due hereunder, Lessor may proceed directly against the Lessee named herein and/or any immediate and remote successor in interest of Lessee without exhausting its remedies against such Occupant, assignee, manager or other transferee.

24.1.8REIT Protection. Anything contained in this Lease to the contrary notwithstanding, based on the reasonable advice of Lessor’s outside counsel (i) no Transfer shall be consummated on any basis such that rental or other amounts to be paid by the Occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the Occupant, assignee, manager or other transferee; (ii) Lessee shall not furnish or render any services to an Occupant, assignee, manager or other transferee with respect to whom Transfer Consideration is required to be paid or manage or operate the Leased Property and/or any Capital Additions so Transferred with respect to which Transfer Consideration is being paid; and (iii) Lessee shall not consummate a Transfer with any Person in which Lessor owns an interest, directly or indirectly (by applying constructive ownership rulesset forth in Section 856(d)(5)of the Code); and (iv) Lessee shall not consummate a Transfer with any Person or in any manner which could cause any portion of the amounts received by Lessor pursuant to this Lease or any Occupancy Arrangement to fail to qualify as “rents from real property” within the meaning of Section 856(d)of the Code, or any similar or successor provision thereto or which could cause any other income of Lessor to fail to qualify as income described in Section 856(c)(2)of the Code. Lessee shall provide such information as Lessor’s outside counsel may reasonably request to provide its advice regarding the foregoing, and in rendering such advice, Lessor’s counsel shall be entitled to rely on factual representations from Lessee and Lessor; provided, however, that Lessee shall have no liability therefor if Lessee has provided such information and representations in good faith and after a reasonably diligent review and inquiry of the subject matter thereof. The requirements of this Section 24.1.8 shall likewise apply to any further Transfers by a transferee.

24.1.9Transfers In Bankruptcy. It is the intent of the parties hereto that in the event of a Transfer pursuant to the provisions of the Bankruptcy Code, all consideration payable or otherwise to be delivered in connection with such Transfer shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any consideration constituting Lessor’s property pursuant to the immediately preceding sentence and not paid or delivered to

Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor. For purposes of this Section 24.1.9, the term “consideration” shall mean and include money, services, property and any other thing of value such as payment of costs, cancellation or forgiveness of indebtedness, discounts, rebates, barter and the like. If any such consideration is in a form other than cash (such as in kind, equity interests, indebtedness earn-outs, or other deferred payments, consulting or management fees,etc.) Lessor shall be entitled to receive in cash the then present fair market value of such consideration. Notwithstanding any provision of this Lease to the contrary, including thisSection 24.1.9, it is expressly understood and agreed that it is the intention of the parties hereto that, notwithstanding any provision of the Bankruptcy Code, including Section 365(f)thereof, Lessee is precluded from effecting any Transfer of a Facility except as may otherwise be expressly provided in this Lease.

24.1.10Public Offering/Public Trading. Notwithstanding anything to the contrary in this Article XXIV, other than in connection with a Transfer under Section 24.1.11 below, (i) Lessor’s consent shall not be required in connection with, and the other provisions of this Article XXIV shall not apply to any transfer of any stock of Lessee (or the stock of any Controlling Person) as a result of a public offering of Lessee’s (or such Controlling Person’s) stock (which transfers shall be deemed not to be “Transfers” hereunder) which (a) constitutes a bona fide public distribution of such stock pursuant to a firm commitment underwriting or a plan of distribution registered under the Securities Act of 1933 and (b) results in such stock being listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market immediately upon the completion of such public offering, (ii) for so long as the stock of Lessee or any Controlling Person(s)is listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market, the transfer or exchange of such stock over such exchange or market (which transfers or exchanges shall be deemed not to be “Transfers” hereunder).

24.1.11Certain Other Transfers. Notwithstanding anything to the contrary in this Article XXIV (including Section 24.1.10), but subject to the provisions of Section 24.1.8 above, so long as Brookdale has other material assets other than its interest (whether direct or indirect) in this Lease, the Facilities and any other leases of facilities between Lessor or an Affiliate of Lessor and Brookdale or an Affiliate of Brookdale, Lessor shall consent to any Transfer resulting from (a) a sale, transfer, distribution or other disposition of all or substantially all of the outstanding capital stock of Brookdale or a sale or transfer of all or substantially all of the assets of Brookdale, in each case directly or indirectly or through one or more step transactions or tiered transactions or (b) a merger, consolidation, stock exchange or other business combination to which Brookdale is a party, and the provisions of Section 24.1.2.2 shall not apply (i.e., there shall not be any Transfer Consideration payable) in connection with or related to such Transfer, so long as each of the following conditions is met:

24.1.11.1The Consolidated Net Worth of the purchaser or transferee resulting from a Transfer pursuant to clause (a)above or the surviving party resulting from a Transfer pursuant to clause (b)above, as the case may be, or the Controlling Person of such purchaser, transferee or surviving party, following the effectiveness of such event shall be equal to or greater than Two Billion Dollars ($2,000,000,000) and, in the case of a Controlling Person, such Controlling Person executes a Guaranty;

24.1.11.2The debt to equity ratio of the purchaser or transferee resulting from a Transfer pursuant to clause (a)above or the surviving party resulting from a Transfer pursuant to clause (b)above, as the case may be, or the Controlling Person of such purchaser, transferee or surviving party, following the effectiveness of such event shall be equal to or less than the average debt to equity ratio of Brookdale for the twelve (12) month period immediately prior to the effectiveness of such event. For purposes of this Section 24.1.11.2, “debt” shallinclude the capitalized value of any leases required to be capitalized in accordance with GAAP to which Brookdale and/or such transferee or surviving entity (and/or their consolidated Subsidiaries) are parties and the same shall be demonstrated by financial statements prepared in accordance with GAAP and reasonably satisfactory to Lessor;

24.1.11.3The purchaser or transferee resulting from a Transfer pursuant to clause (a)above or the other party(ies) to the Transfer pursuant to clause (b)above, as the case may be, shall have sufficient operating experience and history with respect to a business of the nature and type of the business of Brookdale as the same exists prior to the effectiveness of such event (which business is of a size that is meaningful in light of the size of the business of Brookdale as the same exists prior to the effectiveness of such event), as reasonably determined by Lessor. Such purchaser or transferee or other party to such Transfer, as the case may be, shall be deemed to have “sufficient operating experience and history” if (A) the core management team that will be managing the lessee under this Lease immediately following the effectiveness of such Transfer has an average of not less than three (3) years’ operating experience with respect to the operation and management of senior living or health care facilities, or (B) such transferee or purchaser or other party, as the case may be, shall immediately following the effectiveness of such Transfer, and for a period of not less than one (1) year thereafter, directly or indirectly retain and/or hire in a full-time management or consulting capacity a majority of the principal officers of Brookdale who were in the employment of Brookdale prior to the effectiveness of such Transfer;

24.1.11.4Lessee shall execute a written affirmation of its obligations under this Lease, in form and substance reasonably acceptable to Lessor. In addition, except in the case of a Transfer as to which such transferee or purchaser or surviving party, as the case may be, assumes the obligations of any Guarantor under the applicable Guaranty as a matter of law, such transferee or purchaser or surviving party shall execute either (A) a written assumption of each Guaranty in form and substance reasonably acceptable to Lessor or (B) a new guaranty of this Lease consistent in form and substance with each such Guaranty. In addition, if any such transferee, purchaser or surviving party is a subsidiary of and/or Controlled by another Person or Persons, the entity or entities constituting the ultimate parent(s)and/or other ultimate Controlling Person(s), as the case may be, shall execute a written guaranty of Lessee’s obligations under this Lease pursuant to a written guaranty in form and substance reasonably acceptable to Lessor;

24.1.11.5No Event of Default shall have occurred and be continuing hereunder;

24.1.11.6Intentionally Omitted; and

24.1.11.7Lessor shall receive the applicable information described in Section 24.1.2.1 with respect to each such proposed Transfer and the proposed purchaser, or transferee, or other party(ies) to the Transfer, as the case may be.

As used in this Section 24.1.11, “other material assets” shall mean that Brookdale has other net assets as determined in accordance with GAAP, whether direct or indirect, other than its interests (whether direct or indirect) in this Lease, the Facilities and any other facilities leased by Brookdale or an Affiliate of Brookdale from Lessor or an Affiliate of Lessor, which inthe aggregate total not less than One Hundred Million Dollars ($100,000,000) or represent at least forty percent (40%) of the total net assets as determined in accordance with GAAP of Brookdale, including its interests (whether direct or indirect) in the Facilities and any other facilities leased by Brookdale or any Affiliate of Brookdale from Lessor or an Affiliate of Lessor.

24.1.12Affiliate Transactions. Notwithstanding anything to the contrary contained in this Article XXIV but subject to the provisions of Section 24.1.8 above, Lessor’s consent shall not be required in connection with, and the provisions of Section 24.1.2.2 shall not apply (i.e., there shall not be any Transfer Consideration payable) in connection with or related to, (a) any assignment of Lessee’s interest in this Lease to one or more Affiliate(s)of Lessee (if more than one, jointly and severally as “Lessee” hereunder), (b) any transfer of any direct or indirect interest in Lessee to one or more Affiliate(s)of Lessee so long as (x) such transfer does not result in a change of control of, or other Transfer with respect to, Brookdale, in each case in violation of this Article XXIV, and (y) Brookdale continues to control Lessee or (c) a Master Sublease of all or any portion of the Leased Property to an Affiliate of Lessee (including any engagement by Lessee of an Affiliate to operate or manage all or any portion of the Leased Property) (each, a “Permitted Affiliate Transaction”), so long as in connection therewith, each of the following conditions is met:

24.1.12.1In connection with such Permitted Affiliate Transaction, there is no change in the use of the Leased Property of any Facility from its Primary Intended Use;

24.1.12.2No Event of Default shall have occurred and be continuing;

24.1.12.3In the case of such an assignment described in clause (a) of Section 24.1.12 above, (i) the assignee(s)shall assume (jointly and severally) all of the obligations of Lessee hereunder accruing subsequent to the effective date of such assignment by an instrument in writing in form and substance reasonably satisfactory to Lessor, and a copy thereof shall be delivered to Lessor along with the notice specified in Section 24.1.12.7 below, (ii) the original Lessee shall not be released from any of the obligations of the Lessee hereunder, whether occurring prior to or after the effective date of such transaction, and if requested by Lessor, shall execute a written guaranty of the “Lessee’s” obligations under this Lease in a form satisfactory to Lessor, and (iii) a copy of such executed assumption shall be delivered to Lessor along with the notice;

24.1.12.4In the case of any Master Sublease, (i) such Master Sublease shall be subject to the provisions of Section 24.1.5 above and such Master Sublease shall comply with all of the applicable provisions of this Article XXIV (except for the Lessor consent requirement), and a copy of such Master Sublease shall be delivered to Lessor along with the notice specified in 24.1.12.7 below, and (ii) Lessee shall not be released from any of the obligations of Lessee hereunder, whether occurring prior to or after the effective date of such transaction;

24.1.12.5In connection with any Permitted Affiliate Transaction, no Guarantor shall be released of any of its obligations under a Guaranty, and each Guarantor shall execute a written reaffirmation of its obligations under such Guaranty in form and substancereasonably satisfactory to Lessor and deliver the same to Lessor along with the notice specified in 24.1.12.7 below;

24.1.12.6Concurrently with the effective date of any such Permitted Affiliate Transaction (other than any transfer permitted under clause (b) of Section 24.1.12 above), Lessee shall cause the applicable Affiliate to grant to Lessor a security interest in form and substance reasonably satisfactory to Lessor with respect to such Affiliate’s personal property (whether tangible or intangible) consistent with (and subject to the same limitations and exclusions (if any) from such grant as) the security interest granted to Lessor pursuant to Section 16.8 hereof by Lessee, in each case, as additional security for Lessee’s obligations under this Lease and the obligations of any such Affiliate under this Lease and/or such Master Sublease, as applicable, and such agreement granting such security interest shall be delivered to Lessor along with the notice specified in 24.1.12.7 below; and

24.1.12.7Not less than ten (10)days prior to the effectiveness of any Permitted Affiliate Transaction, Lessee shall notify Lessor in writing of Lessee’s intention to enter into such Permitted Affiliate Transaction, the effective date thereof, the facts placing the same within the provisions of this Section 24.1.12 and any other change in the address for billings and notices to the Lessee pursuant to this Lease, accompanied by a copy of any documents and/or instruments required under the provisions of this Section 24.1.12, and Lessee shall deliver to Lessor executed copies of such documents and/or instruments on or prior to the effective date thereof.

ARTICLE XXV.

25.1Officer’s Certificates and Financial Statements.

25.1.1Officer’s Certificate. At any time and from time to time upon Lessee’s receipt of not less than fifteen (15) Business Days’ prior written request by Lessor, Lessee shall furnish to Lessor an Officer’s Certificate certifying (i) that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and setting forth the modifications; (ii) the dates to which the Rent has been paid; (iii) whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Lessee may have knowledge; and (iv) responses to such other questions or statements of fact as Lessor, any ground or underlying lessor, any purchaser or any current or prospective Facility Mortgagee shall reasonably request. If Lessee fails to deliver such Officer’s Certificate within such fifteen (15) Business Day period, thereafter Lessee’s failure to deliver such Officer’s Certificate within five (5)Business Days Lessor delivers a second notice including the following legend in bold, fourteen (14) point type at the top of such request: “THIS IS A SECOND REQUEST FOR AN OFFICER’S CERTIFICATE OF LESSEE PURSUANT TO SECTION25.1.1 OF THE LEASE. FAILURE TO RESPOND TO THIS REQUEST WITHIN FIVE (5)BUSINESS DAYS WILL RESULT IN LESSEE BEING DEEMED TO HAVE DELIVERED THE ACKNOWLEDGMENT SET FORTH IN SUCH SECTION25.1.1”, shall constitute an acknowledgment by Lessee that (x) this Lease is unmodified and in full force and effect except as may be represented to the contrary by Lessor; (y) Lessor is not in default in the performance of any covenant, agreement or condition contained in this Lease; and (z) the other matters setforth in such request, if any, are true and correct. Any such certificate furnished pursuant to this Articlemay be relied upon by Lessor and any current or prospective Facility Mortgagee, ground or underlying lessor or purchaser of the Leased Property or any portion thereof.

25.1.2Statements. Lessee shall furnish the following statements to Lessor:

(a)within one hundred twenty (120) days after the end of each of Lessee’s and Guarantor’s fiscal years, a copy of the audited consolidated balance sheets of Lessee, Guarantor and their respective consolidated Subsidiaries as of the end of such fiscal year, and related audited consolidated statements of income, changes in common stock and other stockholders’ equity and changes in the financial position of Lessee, its consolidated Subsidiaries and Guarantor for such fiscal year, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants;

(b)within forty-five (45) days after the end of each fiscal quarter (other than the last fiscal quarter during any fiscal year of the applicable Person), (i) a copy of the unaudited consolidated balance sheets of Lessee, Guarantor and their respective consolidated Subsidiaries as of the end of such fiscal quarter, and related unaudited consolidated statements, changes in common stock and other stockholders’ equity and changes in the financial position of Lessee, Guarantor and their respective consolidated Subsidiaries for such fiscal quarter, and (ii) a statement of income of Lessee, Guarantor and their respective consolidated Subsidiaries that sets forth the results for both such fiscal quarter and year-to-date, in all cases prepared in accordance with GAAP applied on a basis consistently maintained throughout the applicable period;

(c)within one hundred twenty (120) days after the end of each of Lessee’s and Guarantor’s fiscal years, and together with the annual audit report furnished in accordance with clause (a)above, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;

(d)within twenty (20) days after the end of each calendar month, Facility level statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for each Facility for each such calendar month;

(e)upon request by Lessor (but not more frequently than once each fiscal year of Lessee), a copy of each cost report filed with the appropriate governmental agency for each Facility (provided, however, with respect to each request therefor, if Lessee’s reasonable costs and expenses incurred in assembling and delivering copies of such cost reports shall exceed One Thousand Five Hundred Dollars ($1,500) for the applicable request, Lessor shall reimburse Lessee for the amount of such reasonable costs and expenses actually incurred by Lessee in complying with such request);

(f)promptly upon Lessee’s receipt thereof, copies of all material written communications received by Lessee from any regulatory agency relating to any proceeding, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at each Facility, including patient and resident care, patient and resident activities, patient and resident therapy, dietary, medical records, drugs and medicines, supplies, housekeeping and maintenance, or the condition of each Facility, and involving an actual or threatened warning, imposition of a material fine or a penalty, or suspension, termination or revocation of any Required Governmental Approval;

(g)promptly upon Lessee’s receipt thereof, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Leased Property or any Capital Additions or Lessee’s use thereof, the subject matter of which, if adversely determined, would be reasonably likely to have a material adverse effect on the continued operation, in accordance with the terms of this Lease, of the subject Facility(ies);

(h)with reasonable promptness, such other information respecting (i) the financial and operational condition and affairs of Lessee, any Guarantor and each Facility, (ii) the physical condition of the Leased Property and any Capital Additions and (iii) any suspected Transfer, including the then equity or voting ownership in

Lessee or in any Controlling Person(s), in each case as Lessor may reasonably request, in the form of a questionnaire or otherwise, from time to time; and

(i)reasonably promptly following Lessor’s request therefor, copies of all Required Governmental Approvals for each such Facility (provided, however, that Lessee shall have no obligation to separately deliver copies of any such Required Governmental Approvals to the extent that Lessor then has access to a web-based system maintained by Lessee that contains copies of such Required Governmental Approvals).

25.1.3Lessee’s Submission of Certificates/Statements. Lessee shall be obligated to furnish Lessor with all certificates and statements required under this Article XXV by (i) delivery of printed copies of the same to Lessor at its address set forth in Article XXXIII below or any other address that Lessor may from time to time designate in writing and (ii) electronic delivery of the same to Lessor in Microsoft® Office Excel format to the extent available in such format (or such other format as Lessor may from time to time reasonably require) at any electronic mail address that Lessor may from time to time designate in writing.

ARTICLE XXVI.

26.1Lessor’s Right to Inspect and Show the Leased Property and Capital Additions. Without limiting Lessor’s rights provided in Section 9.7, Lessee shall permit Lessor and its authorized representatives, upon not less than three (3) Business Days prior written notice (provided that no such notice shall be required after the occurrence, and during the continuance, of any Event of Default), to (i) inspect the Leased Property and any Capital Additions and (ii) exhibit the same to prospective purchasers and lenders, and during the last twelve (12) months of the Term applicable to each portion of the Leased Property and Capital Additions, to prospective lessees or managers, in each instance during usual business hours and subject to anyreasonable security, health, safety or confidentiality requirements of Lessee and to any Legal Requirement or Insurance Requirement. Lessee shall cooperate with Lessor in exhibiting the Leased Property and any Capital Additions to prospective purchasers, lenders, lessees and managers.

ARTICLE XXVII.

27.1No Waiver. No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right, power or remedy hereunder and no acceptance of full or partial payment of Rent during the continuance of any default or Event of Default shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

ARTICLE XXVIII.

28.1Remedies Cumulative. Each legal, equitable or contractual right, power and remedy of Lessor now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all of such other rights, powers and remedies.

ARTICLE XXIX.

29.1Acceptance of Surrender. No surrender to Lessor of this Lease or of the Leased Property or any Capital Additions or any part(s)thereof or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

ARTICLE XXX.

30.1No Merger. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (ii) the fee estate in the Leased Property or any parts thereof.

ARTICLE XXXI.

31.1Conveyance by Lessor. Lessor may, without the prior written consent or approval of Lessee, sell, transfer, assign, convey or otherwise dispose of any or all of the Leased Property. If Lessor or any successor owner of the Leased Property shall sell, transfer, assign, convey or otherwise dispose of the Leased Property other than as security for a debt, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor with respect to such Leased Property under this Lease arising or accruing from and after the date of such sale, transfer, assignment or other disposition and allsuch future liabilities and obligations with respect to such Leased Property shall thereupon be binding upon such purchaser, grantee, assignee or transferee. In the event of any such sale, transfer, assignment, conveyance or other disposition (other than as security for a debt) of less than all of the Leased Property then subject to this Lease, the provisions of Section 31.2 hereof shall apply.

31.2New Lease. Lessor shall have the right, in connection with any Separation Event during the Term, by written notice to Lessee, to require Lessee to execute an amendment to this Lease whereby the Leased Property of one or more Facilities affected by such Separation Event (individually, a “Separated Property” or collectively, the

“Separated Properties”) is separated and removed from this Lease, and to simultaneously execute a substitute lease with respect to such Separated Property(ies), in which case:

31.2.1Lessor and Lessee shall execute a new lease (the “New Lease”) for such Separated Property(ies), effective as of the date specified in Section 31.2.3 below (the “New Lease Effective Date”), in the same form and substance as this Lease, but with such changes thereto as necessary to reflect the separation of the Separated Property(ies) from the balance of the Leased Property, including specifically the following:

(a)The total monthly Minimum Rent payable under such New Lease shall be the total applicable monthly Allocated Minimum Rent with respect to such Separated Property(ies);

(b)All Minimum Rent rental escalations under the New Lease shall be at the times and in the amounts set forth in this Lease for Minimum Rent increases; and

(c)The New Lease shall provide that the lessee thereunder shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Separated Property(ies), that were not paid, performed and satisfied in full prior to the effective date of the New Lease (and Lessee under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the effective date of such New Lease).

31.2.2Lessor and Lessee shall also execute an amendment to this Lease effective as of the New Lease Effective Date reflecting the separation of the Separated Property(ies) from the balance of the Leased Property and making such modifications to this Lease as are necessitated thereby at no material cost to Lessee and with no adverse effect on its rights, obligations and/or benefits hereunder (other than of a de minimis nature).

31.2.3In the case of any New Lease that is entered into in accordance with this Section 31.2 such New Lease shall be effective on the date which is the earlier of (i) the date the New Lease is fully executed and delivered by the parties thereto and (ii) the date specified in the written notice from Lessor to Lessee requiring a New Lease as described above, which date shall be no sooner than ten (10)days after the date such notice is issued.

31.2.4Lessee and Lessor shall take such actions and execute and deliver such documents, including without limitation the New Lease and an amendment to this Lease, as are reasonably necessary and appropriate to effectuate the provisions and intent of this Section 31.2.

31.2.5Each party shall bear its own costs and expenses in connection with any New Lease entered into in accordance with this Section 31.2.

31.3New Master Lease. Lessor shall have the right, exercisable in its discretion at any time during the Term by giving written notice thereof to Lessee, to require Lessee to execute and deliver (and cause the lessee(s)under any Other Lease to execute and deliver) an amendment to this Lease (and cause any guarantor of such Other Lease and each Guarantor hereof to execute and deliver consents and reaffirmations of the applicable guaranties), such that the Leased Property and the facilities covered by the Other Lease (collectively, the “Other Leased Property”) are leased by Lessor and the lessor(s)under such Other Lease to Lessee and the lessee(s)under such Other Lease, jointly and severally, pursuant to a single, indivisible, integrated and unitary lease agreement and economic unit (a “New Master Lease”). The lease of the Leased Property pursuant to such New Master Lease shall be upon the same terms and conditions set forth in this Lease with respect to the Leased Property. The lease of the Other Leased Property pursuant to such New Master Lease shall be upon the same economic terms and conditions (i.e., rent, rent escalations, term, renewal options, “transfer consideration”,etc.) as are set forth in such Other Lease, but otherwise upon substantially the same non-economic terms and conditions as are applicable to the Leased Property pursuant to this Lease. For purposes of implementing the foregoing with respect to the Other Leased Property, the parties acknowledge that the form of the amendment to this Lease adding the Other Leased Property to the “Leased Property” covered hereby shall be customary for similar transactions and is reasonably acceptable to Lessor and Lessee and with such changes thereto as are necessary to reflect the economic terms and conditions of such Other Lease, other facts relating to the Other Leased Property, and the leasing of the Leased Property and the Other Leased Property pursuant to a single, indivisible, integrated and unitary lease agreement and economic unit. Effective as of the date of execution and delivery of a New Master Lease, this Lease shall be deemed to be amended and restated in its entirety by such New Master Lease; provided, however, that neither Lessee nor any Guarantor shall be released from any of the obligations of the Lessee hereunder or any Guarantor under a Guaranty occurring prior to such date. Notwithstanding anything to the contrary contained in this Section 31.3, Lessor’s right to require Lessee to enter into a New Master Lease is expressly conditioned upon the approval thereof by any Facility Mortgagee hereunder and the facility mortgagee of all or any portion of the Other Leased Property.

31.4Purchase Option.

31.4.1Exercise of Option. Provided no Event of Default arising as a result of the failure to pay Minimum Rent has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of one or more of the Facilities listed on Schedule 31.4 hereto at the applicable price designated for such Facility on Schedule 31.4, provided in no event shall Lessee have the right to acquire any Leased Property listed on Schedule 31.4 if the aggregate purchase price for all such Leased Properties acquired by Lesseehereunder exceeds $60,000,000. Lessee may exercise such option to purchase the Leased Property of one or more of the Facilities at any time during the Term from and after November 1, 2014, by (i) opening an escrow (the “Escrow”) by depositing a copy of this Lease with a national title company reasonably acceptable to Lessor (“Escrow Holder”), (ii) giving written notice

(the “Option Exercise Notice”) to Lessor of such deposit with Escrow Holder not later than thirty (30) days prior to the date specified in the Option Exercise Notice for the closing of the purchase, and (iii) if applicable, delivering to Lessor concurrently with the Option Exercise Notice a reaffirmation of each Guaranty executed by the applicable Guarantor stating, in substance, that such Guarantor’s obligations under such Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon the exercise of such option. In the event that Lessee shall properly exercise such option, then the purchase shall be consummated on the date specified in the Option Exercise Notice, provided that Lessor and Lessee shall each have the right to postpone the same by up to ten (10)Business Days (such date, as the same may be so postponed, the “Outside Closing Date”). Provided no Event of Default arising as a result of the failure to pay Minimum Rent has occurred and is continuing hereunder, Lessee shall be entitled to exercise the foregoing option to purchase the Leased Property of one or more of the Facilities by delivering one or more Option Exercise Notices (and complying with the other requirements set forth above) at any time during the periods described herein.

31.4.2Defaults. If following a valid and proper exercise of the foregoing option to purchase any Leased Property, Lessee fails to complete the purchase of such Leased Property in accordance with Sections 31.4.1 and 31.4.3, then, at Lessor’s option and without limiting its other rights and remedies hereunder, at law or in equity, such option shall lapse with respect to all of the Facilities listed on Schedule 31.4 (and no longer be exercisable by Lessee with respect to any of them) and Lessor may terminate the purchase contract formed by Lessee’s exercise of such option and the Escrow by giving written notice thereof to Lessee and Escrow Holder, whereupon the Escrow shall be cancelled, all documents (if any) deposited with Escrow Holder shall be returned to the respective parties who deposited them, and Lessee shall pay all title and escrow cancellation charges and all of Lessor’s out-of-pocket costs in connection therewith.

31.4.3Escrow Provisions.

(a)Escrow shall be deemed open when a copy of this Lease is delivered to Escrow Holder.

(b)Lessee and Lessor each shall execute, deliver and be bound by such further escrow instructions or other instruments as may be reasonably requested by the other party or by Escrow Holder from time to time, so long as the same are consistent with the provisions of this Lease.

(c)Escrow shall close on or before the Outside Closing Date. As used herein, the term “Close of Escrow” shall mean the time and date that a deed described in Section 18.1 is recorded in appropriate records of the county in which the applicable Leased Property is located (or, if deeds are not customarily recorded on the day of closing in the county in which such Leased Property is located, then the date and time that such deed is delivered ordeemed delivered to Lessee). The Outside Closing Date shall not be extended for any reason other than as permitted by Section 45.1.6.

31.4.4Financing. With respect to the Leased Property of any Facility subject to an Option Exercise Notice delivered in accordance with Section 31.4.1, Lessor shall provide financing for any purchase of such Leased Property in the full amount of the purchase price therefor (any such financing, a “Purchase Money Loan”). Any Purchase Money Loan shall bear interest at the rate of eight and two-tenths percent (8.2%), shall be secured by a first-lien mortgage on the applicable Leased Property, shall be fully guaranteed by Brookdale, shall be prepayable without penalty at any time after January 1, 2015 (or, in the case of the Facility known as Osprey Court, at any time), and shall otherwise be on terms and conditions that are customary for similar transactions and are reasonably acceptable to Lessor and Lessee.

31.4.5Intentionally Omitted.

31.4.6Payment of Costs. Any and all costs incurred by any party in connection with the exercise of any option, the consummation or financing of any purchase, any reduction of Minimum Rent, or any other transaction described in this Section 31.4 (including costs of title insurance, attorneys’ fees, transfer taxes, mortgage recording taxes, recording fees, and escrow fees) shall be paid by Lessee.

ARTICLE XXXII.

32.1Quiet Enjoyment. So long as Lessee shall pay the Rent as the same becomes due and shall comply with the terms of this Lease and perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all Permitted Encumbrances.

ARTICLE XXXIII.

33.1Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a “notice”) must be in writing and may be served personally, by overnight courier or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:

If to Lessor or

Collateral Agent:                     c/o HCP,Inc.
1920 Main Street, Suite1200
Irvine, California 92614

Attention: General Counsel
Fax: (949) 407-0800

with a copy to:                                   Paul, Weiss, Rifkind, Wharton& Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Harris B. Freidus,Esq. and
Salvatore Gogliormella,Esq.
Fax: (212) 492-0064 and (212) 492-0302

If to Lessee:                                                     c/o Brookdale Senior Living Inc.
111 Westwood Place, Suite400
Brentwood, Tennessee 37027
Attention: General Counsel
Fax: (615) 564-8204

with a copy to:                                   Skadden, Arps, Slate, Meagher& Flom LLP
155 North Wacker, Ste.3300
Chicago,Illinois 60606
Attn: Nancy Olson,Esq.
Fax: (312) 407-0532

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In lieu of notice by U.S. Mail, either party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier’s delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes.

ARTICLE XXXIV.

34.1Appraiser. If it becomes necessary to determine the Fair Market Value, Fair Market Rental or Leasehold FMV of any Facility for any purpose pursuant to this Lease, the same shall be determined by two independent appraisal firms, in which one or more of the members, officers or principals of such firm are members of the Appraisal Institute (or any successor organization thereto) and such member has a minimum of 10 years of experience in appraising properties similar in size, scope and use as the Facilities (each, an “Appraiser” and collectively, the “Appraisers”), one such Appraiser to be selected by Lessor to act on its behalf and the other such Appraiser to be selected by Lessee to act on its behalf. Lessor or Lessee, as applicable, shall cause its Appraiser to, within ninety (90) days (the “Initial Appraisal Period”) after the date of the original request for a determination of Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility, determine the Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility as of the relevant date (giving effect to the impact, if any, of inflation from the date of the Appraiser’s decision to the relevant date); provided, however, that if either party shall fail to appoint its Appraiser within the time permitted, or if two Appraisersshall have been so appointed but only one such Appraiser shall have made such determination within such ninety (90) day period, then the determination of such sole Appraiser shall be final and binding upon the parties.A written report of each Appraiser shall be delivered and addressed to each of Lessor and Lessee. To the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, an appraisal of Fair Market Value for purposes of this Lease shall take into account and shall give appropriate consideration to all three customary methods of appraisal (i.e., the cost approach, the sales comparison approach and the income approach), and no one method or approach shall be deemed conclusive simply by reason of the nature of Lessor’s business or because such approach may have been used for purposes of determining the fair market value of the applicable Facility at the time of acquisition thereof by Lessor. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law.

34.1.1If the two Appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed five percent (5%) of the lesser of such amounts then the Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed five percent (5%) of the lesser of such amounts, then such two Appraisers shall have twenty (20) days to appoint a third Appraiser meeting the above requirements, but if such Appraisers fail to do so, then either party may request the United States District Court for the District of Delaware or, in the case of claims over which the federal courts do not have jurisdiction, the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) to appoint an Appraiser meeting the above requirements (such Appraiser, the “Third Appraiser”) within twenty (20) days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. Any Appraiser appointed by the original Appraisers or by such court shall be instructed to determine the Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility within sixty (60) days (together with the Initial Appraisal Period, the “Appraisal Period”) after appointment of such Appraiser.

34.1.2If a Third Appraiser is appointed in accordance with Section 34.1.1, then such Third Appraiser shall choose which of the determinations made by the other two (2) Appraisers shall be final and binding, and such chosen determination shall be final and binding upon Lessor and Lessee as the Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility.

34.1.3Lessor and Lessee shall each pay the fees and expenses of the Appraiser appointed by it and each shall pay one-half (1/2) of the fees and expenses of the Third Appraiser.

ARTICLE XXXV.

35.1Intentionally Omitted.

ARTICLE XXXVI.

36.1LESSOR MAY GRANT LIENS. Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any Facility Mortgage upon the Leased Property and any Capital Additions or any part(s)or portion(s)thereof or interests therein. This Lease is and at all times shall be subject and subordinate to any Facility Mortgage which may now or hereafter affect the Leased Property and/or such Capital Additions or any part(s)or portion(s)thereof or interests therein and to all renewals, modifications, consolidations, replacements and extensions thereof or any part(s)or portion(s)thereof; provided, however that such subordination shall be contingent on any such Facility Mortgagee entering into a subordination and non-disturbance agreement with Lessee meeting the requirements set forth in the immediately following sentence (and, notwithstanding anything to the contrary contained herein, the parties hereby agree that all rights of any Facility Mortgagee provided for or reserved herein shall be subject to receipt by Lessee of, and all applicable terms contained in, any such subordination and non-disturbance agreement for so long as the same is in full force and effect). Lessee shall execute promptly the form of subordination and non-disturbance agreement typically required by any Facility Mortgagee with, to the extent reasonably requested by Lessee, such changes as are commercially reasonable and customary in the market for financing transactions involving leases of the type and size being entered into between such Facility Mortgagee and Lessor. If, in connection with obtaining financing or refinancing for the Leased Property and/or any such Capital Additions, a Facility Mortgagee or prospective Facility Mortgagee shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Lessee shall not withhold or delay its consent thereto, provided that any such modifications shall not increase Lessee’s obligations or decrease Lessee’s rights under this Lease other than, in each case, to a de minimis extent. Further, Lessee shall reasonably cooperate with Lessor in connection with Lessor’s efforts to encumber any Facility with a Facility Mortgage and with Lessor’s negotiations with any such prospective Facility Mortgagee.

36.2Attornment. Subject to the limitation set forth in Section 36.1 regarding Lessee and any Facility Mortgagee entering into a subordination and non-disturbance agreement, Lessee agrees that if Lessor’s interest in the Leased Property and/or any Capital Additions or any part(s)or portion(s)thereof is sold, conveyed or terminated upon the exercise of any remedy provided for in any Facility Mortgage, or otherwise by operation of law: (i) at the new owner’s option, Lessee shall attorn to and recognize the new owner or superior lessor as Lessee’s Lessor under this Lease or enter into a new lease substantially in the form of this Lease with the new owner, and Lessee shall take such actions to confirm the foregoing within fifteen (15) Business Days after request; and (ii) the new owner or superior lessor shall not be (a) liable for any act or omission of Lessor under this Lease occurring prior to such sale, conveyance or termination, (b) subject to any offset, abatement or reduction of rent because of any default of Lessor under this Lease occurring prior to such sale, conveyance or termination, (c) bound by any previous modification or amendment to this Lease or any previous prepayment of more than one month’s rent, unless such modification, amendment or prepayment shall have been approved in writing by such Facility Mortgagee (to the extent required by such Facility Mortgagee) or, in the case of such prepayment, such prepayment of rent has actually been delivered to such successor lessor, or (d) liable for any security deposit or other collateral deposited or delivered to Lessor pursuantto this Lease unless such security deposit or other collateral has actually been delivered to such successor lessor.

36.3Compliance with Facility Mortgage Documents; Superior Leases.

36.3.1With respect to any Facility Mortgages and any refinancing of any Facility Mortgage, prior to the execution and delivery of any Facility Mortgage Documents relating thereto, Lessor shall provide copies of the same to Lessee for Lessee’s review. Lessee acknowledges that any Facility Mortgage Documents executed by Lessor will impose certain obligations on the “Borrower” thereunder to comply with or cause the operator and/or lessee of the Facilities to comply with all representations, covenants and warranties contained therein relating to such Facilities and the operator and/or lessee of such Facilities, including covenants relating to (a) the maintenance and repair of the Facilities, (b) maintenance and submission of financial records and accounts of the operation of each Facility and related financial and other information regarding the operator and/or lessee of such Facilities and the Facilities themselves, (c) the procurement of insurance policies with respect to the Facilities and (d) without limiting the foregoing, compliance with all Legal Requirements relating to the Facilities and the operation thereof for their Primary Intended Use. For so long as any Facility Mortgages encumber the Leased Property, or any portion thereof, Lessee covenants and agrees (x) that it shall provide copies of any notice of any claimed breach or default by Lessor hereunder to any Facility Mortgagee for which Lessee has been provided a notice address and any such Facility Mortgage shall have the right, at its election in accordance with the terms of the applicable Facility Mortgage Documents, to cure any such claimed breach or default of Lessor hereunder on the same terms as if Lessor had performed such cure on its own behalf and Lessee shall recognize and accept any such performance by a Facility Mortgagee, and (y) at its sole cost and expense and for the express benefit of Lessor, to use and operate the Facilities in strict compliance with the terms and conditions of the Facility Mortgage Documents (other than payment of any indebtedness, fees or interest evidenced or secured thereby or any indemnification obligations thereunder that (in each case) do not relate to actions taken or omitted or required to be taken or omitted by Lessee pursuant to this Lease) and to timely perform all of the obligations of Lessor thereunder relating to such use and operation of the Facilities or Lessee’s obligations hereunder, or to the extent that any of such duties and obligations do not relate to the use and operation of the Facilities or Lessee’s obligations hereunder or may not properly be performed by Lessee or extend beyond the obligations imposed on Lessee under this Lease (other than to a de minimis extent), Lessee shall reasonably cooperate with and assist Lessor in the performance thereof (other than payment of any indebtedness, fees or interest evidenced or secured thereby or any indemnification obligations thereunder that (in each case) do not relate to actions taken or omitted or required to be taken or omitted by Lessee pursuant to this Lease). Notwithstanding the foregoing, in no event shall the duties and obligations imposed upon Lessee by the Facility Mortgage Documents relating thereto and this Section 36.3 (A) be more burdensome (other than to a de minimis extent) to Lessee than Lessee’s obligations to Lessor under this Lease (B) adversely affect Lessee’s rights under this Lease other than to a de minimis extent (provided, that, Lessee acknowledges and agrees that commercially reasonable and customary mortgagee rights and protections relating to notices, approvals, cure periods and similar lender protections granted to any Facility Mortgagee pursuant to a subordination and non-disturbance agreement shall be deemed not to have any such prohibited effect on Lessee’s rights or obligations underthis Lease) and (C) impose upon Lessee any reserve requirements imposed by any Facility Mortgagee on Lessor.

36.3.2Without limiting Lessee’s obligations pursuant to any other provision of this Section 36.3, during the Term of this Lease, Lessee acknowledges and agrees that, except as expressly provided elsewhere in this Lease, it shall undertake at its own cost and expense the performance of any and all repairs, replacements, capital improvements, maintenance items and all other requirements relating to the condition of each Facility which are required by any Facility Mortgage Documents (subject to the proviso in the last sentence of Section 36.3.1 above and all applicable terms contained in any applicable subordination and non-disturbance agreement for so long as the same is in full force and effect), and Lessee shall be solely responsible and hereby covenants to fund and maintain any and all impound, escrow or other reserve or similar accounts related to the operation of the Facilities required under any Facility Mortgage Documents (subject to the proviso in the last sentence of Section 36.3.1 above and all applicable terms contained in any applicable subordination and non-disturbance agreement for so long as the same is in full force and effect) as security for or otherwise relating to any operating expenses of the Facilities, including any capital repair or replacement reserves and/or impounds or escrow accounts for Impositions or insurance premiums (each a “Facility Mortgage Reserve Account”), but specifically excluding any debt service or other similar reserves; provided, however, that Lessor shall use commercially reasonable efforts to cause any Facility Mortgage not to require the funding or maintenance of any Facility Mortgage Reserve Account in connection therewith. During the Term of this Lease and provided that no Event of Default shall have occurred and be continuing hereunder, Lessee shall, subject to the terms and conditions of such Facility Mortgage Reserve Account and the requirements of the Facility Mortgagee(s)thereunder, and all applicable terms contained in any applicable subordination and non-disturbance agreement, have access to and the right to apply or use (including for reimbursement) to the same extent of Lessor all monies held in each such Facility Mortgage Reserve Account for the purposes and subject to the limitations for which such Facility Mortgage Reserve Account is maintained, and Lessor agrees to reasonably cooperate with Lessee in connection therewith.

36.4Superior Leases.

With respect to each Facility for which there exists a Superior Lease, this Lease shall be deemed a sublease of Lessor’s entire interest as tenant/lessee under such Superior Lease. Lessee acknowledges that it shall have no interest in the Leased Property of any Facility subject to a Superior Lease, and that Lessor has no ability to grant or convey any interest therein, beyond the interest granted to Lessor as the tenant/lessee under such Superior Lease. This Lease shall be subject and subordinate in all respect to each Superior Lease now in effect. At any Superior Lessor’s request, Lessee shall attorn to such Superior Lessor, or any successor-in-interest to such Superior Lessor. This clause shall be self-operative and no further instrument of subordination shall be required; provided that upon the request of Lessee, Lessor shall use commercially reasonable efforts to cause any Superior Lessor to deliver to Lessee a non-disturbance agreement in form and substance reasonably acceptable to Lessee and such Superior Lessor. Lessee acknowledges that any Superior Lease imposes certain obligations on the tenant or lessee thereunder to comply with or cause the operator and/or sublessee of the Facilities to comply with all representations, covenants and warranties contained therein relating to such Facilities and theoperator and/or sublessee of such Facilities, including, covenants relating to (a) the maintenance and repair of the Facilities, (b) maintenance and submission of financial records and accounts of the operation of each Facility and related financial and other information regarding the operator and/or lessee of such Facilities and the Facilities themselves, (c) the procurement of insurance policies with respect to the Facilities, and (d) without limiting the foregoing, compliance with all Legal Requirements relating to the Facilities and the operation thereof for their Primary Intended Use. For so long as any interest is held in the Leased Property pursuant to Superior Leases, Lessee covenants and agrees, at its sole cost and expense and for the express benefit of Lessor, to operate the Facilities in strict compliance with the terms and conditions of the Superior Leases and to timely perform all of the obligations of Lessor relating thereto (other than with respect to the payment of any rent or other monetary obligations of Lessor thereunder to the extent the same would be in addition to the Rent and other costs and expenses expressly required to be paid by Lessee hereunder), or to the extent that any of such duties and obligations may not properly be performed by Lessee, Lessee shall cooperate with and assist Lessor in the performance thereof.

ARTICLE XXXVII.

37.1Hazardous Substances and Mold.

37.1.1Lessee shall not allow any Hazardous Substance, Mold Condition or Mold to be located, stored, disposed of, released or discharged in, on, under or about the Leased Property and Capital Additions or incorporated in any Facility during the Term; provided, however, that Hazardous Substances may be located, stored, released, discharged, brought, kept, used or disposed of in, on or about the Leased Property (or any portion thereof) or any Capital Additions or incorporated in any Facility either in the ordinary course of business or for purposes reasonably similar to the Primary Intended Use and which are brought, kept, used and disposed of in strict compliance with Legal

Requirements and in a manner that would not reasonably be expected give rise to material liability under Environmental Law. During the Term, Lessee shall not allow the Leased Property or any Capital Additions to be used as a waste disposal site or, except as permitted in the immediately preceding sentence, for the manufacturing, handling, storage, distribution or disposal of any Hazardous Substance.

37.1.2Lessor shall not, and shall not direct or cause any of its agents or Affiliates to store, dispose of, release or discharge any Hazardous Substance or Mold in, on, under or about the Leased Property and Capital Additions or incorporated in any Facility except in strict compliance with Legal Requirements and in a manner that would not give rise to material liability.

37.2Notices. Lessee shall provide written notice to Lessor reasonably promptly (but in any event within fifteen (15) days after Lessee becomes aware thereof), and in any event promptly upon Lessee’s receipt of any written notice or notification that Lessee receives with respect to: (i) any material violation of a Legal Requirement relating to Hazardous Substances located in, on, or under the Leased Property or any Capital Additions or any adjacent property thereto; (ii) any material enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened with respect to the presence or alleged presence of Hazardous Substance located in, on, under, or near the Leased Property (or anyportion thereof) or any Capital Additions; (iii) any material claim made or threatened by any Person against Lessee or the Leased Property (or any portion thereof) or any Capital Additions relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from the presence or alleged presence of Hazardous Substance located in, on, under, or near the Leased Property (or any portion thereof) or any Capital Additions; and (iv) other than reports made in the ordinary course of business for purposes reasonably similar to the Primary Intended Use, any material reports made to any federal, state or local environmental agency arising out of or in connection with any Hazardous Substance in, on, under or removed from the Leased Property (or any portion thereof) or any Capital Additions, including any material complaints, notices, warnings or asserted violations in connection therewith. In the event that Lessee becomes aware of any suspected or actual material Mold or Mold Conditions at the Leased Property (or any portion thereof), unless caused by any intentional or negligent act of Lessor or Lessor’s agents or Affiliates, Lessee shall reasonably promptly (but in any event within fifteen (15) days after Lessee becomes aware thereof) notify Lessor in writing of the same. In addition, unless caused by any intentional or negligent act of Lessor or Lessor’s agents or Affiliates, in the event of Lessee becoming aware of any suspected material Mold or Mold Conditions at the Leased Property (or any portion thereof) or any Capital Additions, Lessee, at its sole cost and expense, shall reasonably promptly cause an inspection of the Leased Property and any Capital Additions (or any portion thereof) to be conducted in order to determine if Mold or Mold Conditions are present at the Leased Property (or any portion thereof) or any Capital Additions, and shall notify Lessor, in writing, at least ten (10)days prior to such inspection, of the date on which the inspection shall occur, and which portion of the Leased Property or any Capital Additions shall be subject to such inspection. Lessee shall retain a Mold Inspector to conduct such inspection and shall cause such Mold Inspector to perform such inspection in a manner consistent with the duty of care exercised by a Mold Inspector and to prepare an inspection report, and reasonably promptly provide a copy of the same to Lessor.

37.3Remediation. Except to the extent caused by any intentional or negligent act of Lessor or Lessor’s agents or Affiliates, or after the Term, if Lessee becomes aware of a material violation of any Legal Requirement relating to any Hazardous Substance or the presence of any Hazardous Substances that pose a risk to human health or the environment in, on, under or about the Leased Property or any Capital Additions, or if Lessee, Lessor or the Leased Property (or any portion thereof) or any Capital Additions becomes subject to any material order of any Governmental Authority pursuant to Environmental Law or other Legal Requirement to repair, close, detoxify, decontaminate or otherwise remediate the Leased Property (or any portion thereof) and any Capital Additions, Lessee shall notify Lessor within fifteen (15) days of such event and, at its sole cost and expense, cure such violation or effect such repair, closure, detoxification, decontamination or other remediation to the extent required by any Environmental Law or as reasonably necessary to respond to a threat to human health or a risk of property damage related thereto. Upon the Lessee becoming aware of any material Mold or Mold Conditions in or about the Leased Property (or any portion thereof) or any Capital Additions, Lessee shall also reasonably promptly notify Lessor of such event and, at its sole cost and expense, hire a trained and experienced Mold remediation contractor(s)to clean-up and remove from the Leased Property and any Capital Additions all Mold or Mold Conditions in strict compliance with all Mold Remediation Requirements. If Lessee fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or otherremediation, Lessor shall have the right, but not the obligation, to carry out such action and to recover from Lessee all of Lessor’s out-of-pocket costs and expenses incurred in connection therewith.

37.4Indemnity. Lessee shall indemnify, defend, protect, save, hold harmless, and reimburse Lessor and its Affiliates for, from and against any and all costs, losses (including, losses of use or economic benefit or diminution in value), liabilities, damages, assessments, lawsuits, deficiencies, demands, claims and expenses (collectively, “Environmental Costs”) (whether or not arising out of third party claims and regardless of whether liability without fault is imposed, or sought to be imposed, on Lessor or any of its Affiliates) incurred in connection with, arising out of, resulting from or incident to, directly or indirectly, before or during the Term (i) required by any Environmental Law, by any Governmental Authority or to respond to a threat to human health or a risk of property damage, the production, use, generation, storage, treatment, transporting, disposal, discharge, release or other handling or disposition of any Hazardous Substances from, in, on or about the Leased Property (or any portion thereof or any Capital Additions (collectively, “Handling”), including the effects of such Handling of any Hazardous Substances on any Person or property within or outside the boundaries of the Leased Property or any Capital Additions, (ii) required by any Environmental Law, by any Governmental Authority or to respond to a threat to human health or a risk of property damage, the presence of any Hazardous Substances, Mold or Mold Condition in, on, under or about the Leased Property (or any portion thereof) or any Capital Additions, (iii) the violation of any Legal Requirements (including Environmental Laws) related to Hazardous Substances in, on, under or about the Leased Property (or any portion thereof) or any Capital Additions, (iv) any illness to or death of persons or damage to or destruction of property resulting from such Mold or Mold Condition in, on, under or about the Leased Property or any Capital Additions, and (v) any failure by Lessee to observe the foregoing covenants of this Article XXXVII. “Environmental Costs” include interest, costs of response, removal, remedial action, containment, cleanup, investigation, design, engineering and construction, damages (including actual, consequential and punitive damages) for personal injuries and for injury to, destruction of or loss of property or natural resources, relocation or replacement costs, penalties, fines, charges or expenses, reasonable attorney’s fees, expert fees, consultation fees, and court costs, and all amounts paid in investigating, defending or settling any of the foregoing. Notwithstanding the foregoing, Lessee’s indemnification obligations hereunder shall not apply with respect to any Environmental Costs suffered, incurred or resulting solely from the intentional or negligent acts of Lessor or Lessor’s agents or Affiliates. Without limiting the scope or generality of the foregoing, Lessee expressly agrees to reimburse Lessor and its Affiliates for any and all out-of-pocket costs and expenses incurred by Lessor or any such Affiliate:

(a)In investigating any and all matters relating to the Handling of any Hazardous Substances or the presence or remediation of Mold or any Mold Condition in, on, from, under or about the Leased Property or any Capital Additions;

(b)In bringing the Leased Property or any Capital Additions into compliance with all Legal Requirements, including Mold Remediation Requirements and Environmental Laws; and

(c)Removing, treating, storing, transporting, cleaning-up and/or disposing of any Hazardous Substances used, stored, generated, released or disposed of in, on, from, under or about the Leased Property (or any portion thereof) or any Capital Additions or offsite or in conducting any removal or remediation of Mold or any Mold Condition from the Leased Property (or any portion thereof) or any Capital Additions as required by Environmental Laws or to protect human health or the environment.

If any claim is made by Lessor or any of its Affiliates pursuant to this Article XXXVII, Lessee agrees to pay or otherwise respond to such claim reasonably promptly, and in any event to pay or respond to such claim within thirty (30) calendar days after receipt by Lessee of notice thereof. If any such claim is not paid and Lessor or any such Affiliate is ultimately found or agrees to be responsible therefore, Lessee agrees also to pay interest on the amount paid from the date of the first notice of such claim, at the Overdue Rate. Notwithstanding anything to the contrary contained herein, Lessee’s liability for Environmental Costs to the extent arising from the acts of third parties unrelated to the Lessee Parties shall be limited to a period of two (2) years following the expiration or earlier termination of this Lease, but only to the extent that Lessee did not have knowledge of (nor should it reasonably have been expected to have knowledge of) the facts, circumstances or events giving rise to such Environmental Costs at any time during the Term.

In addition to the foregoing (but not in limitation of any indemnification or other obligations of Lessee set forth in this Article XXXVII), in the event that a material problem relating to Hazardous Substances or any other environmental condition arises and the same (i) results in the closure of the subject Facility during remediation, and (ii) has a cost of remediation that is in excess of fifty percent (50%) of the Allocated Initial Investment, Lessee shall have the right to purchase the affected Facility for a price equal to the greater of (y) the Minimum Purchase Price of such Facility or (z) the Fair Market Value of such Facility immediately prior to the occurrence of such material environmental condition (less the Fair Market Value, immediately prior to the occurrence of such material environmental condition, of any Capital Additions constituting a new wing or new story that were paid for by Lessee). The indemnification set forth in this section shall be subject to the same terms and conditions as the general indemnification set forth in Article XXIII.

37.5Inspection. Lessor shall have the right, from time to time, and upon not less than fifteen (15) days’ written notice to Lessee, except in the case of an emergency in which event no notice shall be required, to conduct an inspection of the Leased Property (or any portion thereof) and all Capital Additions to determine the existence or presence of Hazardous Substances, Mold or any Mold Condition on or about the Leased Property or any such Capital Additions. Lessor shall have the right to enter and inspect the Leased Property (or any portion thereof) and all Capital Additions, conduct any reasonable testing, sampling and analyses it deems necessary in a manner and time that does not unreasonably interfere with the Primary Intended Use and shall have the right to inspect materials brought into the Leased Property (or any portion thereof) or any such Capital Additions. Lessor may, in its discretion, retain such experts to conduct the inspection, perform the tests referred to herein, and to prepare a written report in connection therewith. All costs and expenses incurred by Lessor under this Section shall be paid by Lessor; provided, however, that following the occurrence and during the continuance of any Event of Default, Lessee shall pay all such costs and expenses on demand byLessor as Additional Charges hereunder. Failure to conduct an inspection or to detect unfavorable conditions if such inspection is conducted shall in no fashion be intended as a release of any liability for conditions subsequently determined to be associated with or to have occurred during Lessee’s tenancy. Pursuant to the terms set forth herein, Lessee shall remain liable for any environmental condition, Mold or Mold Condition related to or having occurred during or prior to its tenancy regardless of when such conditions are discovered and regardless of whether or not Lessor conducts an inspection at the termination of this Lease, except to the extent expressly limited in Section 37.4. The obligations set forth in this Articleshall survive the expiration or earlier termination of the Lease, except to the extent expressly limited in Section 37.4 and to the extent related to acts or omissions of other Persons (that are not any of the Lessee Parties or any of their respective Affiliates) after the expiration or earlier termination of the Term.

ARTICLE XXXVIII.

38.1Memorandum of Lease. Lessor and Lessee shall, upon a request by Lessee, enter into one or more short form memoranda of this Lease, each in the form of Exhibit G attached hereto (with such modifications as are necessary for recording under the laws of each applicable State). Lessee covenants and agrees, both on its own behalf and on behalf of its successors and assigns to execute and deliver to Lessor a quitclaim deed or other recordable instrument sufficient to remove any such memorandum or other encumbrance created by this Lease from record title to the Land relating to each Facility upon the expiration or sooner termination of this Lease with respect to such Facility, and Lessee hereby appoints and constitutes Lessor its attorney-in-fact, which power shall be coupled with an interest and shall not be revocable or terminable, to execute and deliver and to record such quitclaim deed or other instrument in the name of Lessee upon the expiration or termination of the Term with respect to any Facility, provided that Lessee is no longer in occupancy of such Facility. Lessee shall pay all reasonable out-of-pocket costs and expenses of recording any memoranda, quitclaim deeds and other recordable instruments recorded pursuant to this Section.

ARTICLE XXXIX.

39.1Sale of Assets. Notwithstanding any other provision of this Lease, Lessor shall not be required to (i) sell or transfer the Leased Property, or any portion thereof, which is a real estate asset as defined in Section 856(c)(5)(B), or functionally equivalent successor provision, of the Code, to Lessee if Lessor’s counsel advises Lessor that such sale or transfer may not be a sale of property described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code or (ii) sell or transfer the Leased Property, or any portion thereof, to Lessee if Lessor’s counsel advises Lessor that such sale or transfer could result in an unacceptable amount of gross income for purposes of the ninety-five percent (95%) gross income test contained in Section 856(c)(2)or the seventy-five percent (75%) gross income test contained in Section 856(c)(3), or functionally equivalent successor provisions, of the Code. If Lessee exercises the right or has the obligation to purchase the Leased Property or any portion thereof pursuant to the terms herein, and if Lessor determines not to sell such Leased Property or any portion thereof pursuant to the above sentence, then Lessee shall purchase such Leased Property or any portion thereof, upon and subject to all applicable terms and conditions set forthin this Lease, at such time as the transaction, upon the advice of Lessor’s counsel, would be a sale of property (to the extent the Leased Property is a real estate asset) described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code, and would not result in an unacceptable amount of gross income for purposes of the ninety-five percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code and until such time Lessee shall lease the Leased Property and all Capital Additions from Lessor at the Fair Market Rental.

ARTICLE XL.

40.1Additional Representations and Warranties by Lessor. Lessor represents and warrants to Lessee as of the Commencement Date as follows:

(a)Lessor is duly organized, validly existing and in good standing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State (to the extent Lessor is required to be so by applicable Legal Requirements) and has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Lease to be observed and/or performed by Lessor.

(b)This Lease has been duly authorized, executed and delivered by Lessor, and constitutes and will constitute the valid and binding obligations of Lessor enforceable against Lessor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and creditors rights, laws and general principles of equity.

(c)Lessor is solvent, has timely and accurately filed all tax returns and extensions required to be filed by Lessor, and is not in default in the payment of any material taxes levied or assessed against Lessor or any of its material assets, and is not subject to any judgment, order, decree, ruleor regulation of any Governmental Authority having jurisdiction over the Leased Property or Lessor which would, in the aggregate, otherwise materially and adversely affect Lessor’s condition, financial or otherwise, or Lessor’s prospects or the Leased Property.

(d)No material consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Lease, or for the performance by or the validity or enforceability of this Lease against Lessor.

(e)The execution and delivery of this Lease and compliance with the provisions hereof will not result in (i) a material breach or violation of (A) any Legal Requirements applicable to Lessor now in effect; (B) the organizational or charter documents of Lessor; (C) any judgment, order or decree of any Governmental Authority binding upon Lessor; or (D) any material agreement or instrument to which Lessor is a counterparty or by which it is bound; or (ii) the acceleration of any material obligation of Lessor.

(f)Lessor is in compliance with the requirements of Executive Order No.13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “OFAC Order”) and other similar requirements contained in the rulesand regulations of the Office of Foreign Assets Control,Department of Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the OFAC Order and such other rules, regulations, legislation or orders collecting called the “Orders”). Neither Lessor nor any of its Affiliates (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rulesand regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”), (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

ARTICLE XLI.

41.1Additional Representations and Warranties by Lessee. Lessee represents and warrants to Lessor as of the Commencement Date as follows:

(a)Lessee is duly organized, validly existing and in good standing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Lease to be observed and/or performed by Lessee.

(b)This Lease has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and creditors rights, laws and general principles of equity.

(c)Lessee is solvent, has timely and accurately filed all tax returns and extensions required to be filed by Lessee, and is not in default in the payment of any material taxes levied or assessed against Lessee or any of its material assets, and is not subject to any judgment, order, decree, ruleor regulation of any Governmental Authority having jurisdiction over the Leased Property or Lessee which would, in the aggregate, otherwise materially and adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.

(d)Except for the Required Governmental Approvals to use and operate each Facility for its Primary Intended Use, no other material consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Lease, or for the performance by or the validity or enforceability of this Lease against Lessee.

(e)Subject to Lessee’s receipt of the Required Governmental Approvals, the execution and delivery of this Lease and compliance with the provisions hereof will not result in (i) a material breach or violation of (A) any Legal Requirement applicable to Lessee now in effect; (B) the organizational or charter documents of Lessee; (C) any judgment, order or decree of any Governmental Authority binding upon Lessee; or (D) any agreement orinstrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any material obligation of Lessee.

(f)As of the Commencement Date, all Required Governmental Approvals have been obtained by Lessee or a Sublessee permitted hereunder.

(g)Lessee is in compliance with the requirements of the Orders. Neither Lessee nor any Lessee Party (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other Lists, (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning direct voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

ARTICLE XLII.

42.1Attorneys’ Fees. If Lessor or Lessee brings an action or other proceeding against the other to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and reasonable attorneys’ fees incurred therein. In addition to the foregoing and other provisions of this Lease that specifically require Lessee to reimburse, pay or indemnify against Lessor’s attorneys’ fees, Lessee shall pay, as Additional Charges, all of Lessor’s reasonable attorneys’ fees incurred in connection with the administration or enforcement of this Lease, the review of any letters of credit, the review, negotiation or documentation of any subletting, assignment, or management arrangement or any consent requested in connection therewith, and the collection of past due Rent.

ARTICLE XLIII.

43.1Brokers. Lessee warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessee shall indemnify, protect, hold harmless and defend Lessor and its Affiliates from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessee. Lessor warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessor shall indemnify, protect, hold harmless and defend Lessee and its Affiliates from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessor.

ARTICLE XLIV.

44.1Delayed Commencement Facilities. The parties (a) acknowledge that pursuant to the Master Agreement one or more Delayed Commencement Facilities may from time to time become subject to this Lease upon the satisfaction of certain conditions set forth inthe Master Agreement and (b) agree that, effective upon the Delayed Commencement Date with respect to any Delayed Commencement Facility, and without the need for any further action by the parties, (i) the information relating to such Delayed Commencement Facility set forth on any Exhibitor Schedule hereto shall be deemed to be part of such Exhibitor Schedule, (ii) such Delayed Commencement Facility shall be a Facility and a Pool 1 Facility, Pool 2 Facility or Pool 3 Facility, as applicable, and the Land, Leased Improvements and Lessor’s Personal Property pertaining to such Delayed Commencement Facility shall be “Leased Property”, in each case for all purposes of this Lease, and (iii) Minimum Rent allocable or attributable to such Delayed Commencement Facility shall be payable for the period commencing on the Delayed Commencement Date and continuing through the balance of the Term, shall (unless the Delayed Commencement Date occurs on the first day of a calendar month) be prorated as to the month in which the Delayed Commencement Date occurs, and shall be payable for the month in which the Delayed Commencement Date occurs within five (5)days after the Delayed Commencement Date.

ARTICLE XLV.

45.1Miscellaneous.

45.1.1Survival. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities and indemnities of, Lessee or Lessor arising prior to the expiration or earlier termination of the Term shall survive such expiration or termination. In addition, all claims against, and all liabilities and indemnities hereunder of Lessee shall continue in full force and effect and in favor of the Lessor named herein, its Affiliate (to the extent applicable) and the successors and assigns of Lessor and (to the extent applicable) such Affiliate, notwithstanding any conveyance of the Leased Property to Lessee.

45.1.2Severability. If any term or provision of this Lease or any application thereof shall be held invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.

45.1.3Non-Recourse. Lessee specifically agrees to look solely to the Leased Property for recovery of any judgment from Lessor. It is specifically agreed that no constituent partner in Lessor or officer, director or employee of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor, or any action not involving the personal liability of Lessor. Furthermore, except as otherwise expressly provided herein, in no event shall Lessor ever be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause.

45.1.4Licenses and Operation Transfer Agreements.

(a)Upon the expiration or earlier termination of the Term with respect to each Facility, Lessee shall use its commercially reasonable efforts, to the extent permitted by Legal Requirements, to transfer to Lessor or Lessor’s nominee a fully operational Facility and shall cooperate with Lessor or Lessor’s designee or nominee (“Successor Operator”) inconnection with the processing by Successor Operator of any applications for all Required Governmental Approvals, all contracts, including contracts with governmental or quasi-governmental entities, business records, data, patient and resident records, and patient and resident trust accounts, which may be necessary or useful for the operation of such Facility; provided that the reasonable out-of-pocket costs and expenses of any transfer of Required Governmental Approvals or the processing of any such applications therefor shall be paid by Lessor or Successor Operator. Lessee shall not commit any act that would jeopardize the Required Governmental Approvals for such Facility, and Lessee shall reasonably comply with all requests for an orderly transfer of the same, to the extent permitted by Legal Requirements, upon the expiration or early termination of the Term applicable to such Facility. In addition, upon request, Lessee shall, subject to compliance with all applicable Legal Requirements, promptly deliver copies of all books and records relating to the Leased Property of such Facility and all Capital Additions thereto and operations thereon to Lessor or such Successor Operator.

(b)Lessor and Lessee (i) acknowledge that Legal Requirements may prohibit or restrict the transfer of Required Governmental Approvals or the transfer or disclosure of contracts, records, data or accounts and that the exercise of default or termination rights or remedies under this Lease may result in the expiration or cancellation of Required Governmental Approvals, and (ii) agree that any such transfer or disclosure shall be limited to the extent required to comply with Legal Requirements. Lessee agrees to use commercially reasonable efforts to cooperate with Lessor, as reasonably requested by Lessor, in achieving the transfer of a fully operational Facility as described in Section 45.1.4(a)in a manner permitted by applicable Legal Requirements.

(c)Without limiting the generality of the foregoing, the following shall apply:

(i)If requested by Lessor or a proposed replacement operator for such Facility, Lessee hereby agrees to enter into a reasonable operations transfer agreement (which shall provide for Lessor or such Successor Operator’s reimbursement of Lessee’s reasonable out-of-pocket expenses incurred in performing its obligations under any such transfer agreement) with Lessor or such Successor Operator as is customary in the transfer to a successor operator of the operations of a facility similar to such Facility; provided that the term of any such operations transfer agreement shall not exceed a period of twelve (12) months following the termination of this Lease. Lessee shall not unreasonably withhold, condition or delay its consent to entering into any interim subleases or management agreements as may be necessary to effectuate an early transfer of the operations of such Facility prior to the time that Lessor or such Successor Operator holds all Required Governmental Approvals.

(ii)If requested by Lessor, Lessee shall, subject to compliance with all applicable Legal Requirements, continue to manage one or more Facilities after the termination of this Lease and for so long thereafter as is necessary for Lessor or such Successor Operator to obtain all Required Governmental Approvals (provided that the term of any such continued management shall not exceed a period of twelve (12) months following the termination of this Lease), on such reasonable terms (which shall include an agreement to pay a commercially reasonable fee and to reimburse Lessee for itsreasonable out-of-pocket costs and expenses and reasonable and administrative costs) as Lessor shall request.

(d)Nothing contained herein shall prohibit Lessor or a Successor Operator from securing any Required Governmental Approvals for a Facility in its own name, or (to the extent receivership is available pursuant to applicable Legal Requirements) seeking the appointment of a receiver for a Facility (and Lessee shall use commercially reasonable efforts to cooperate in connection therewith), in each case but only in connection with any expiration or early termination of the Term applicable to such Facility or upon an Event of Default permitting an exercise of remedies with respect to such Facility.

(e)If after the expiration or earlier termination of this Lease with respect to a Facility, Lessor or a Successor Operator has not assumed the full operation of such Facility and received all of the records with respect to such Facility, then Lessee shall keep copies of the records of such Facility for such period, and make such records available in such manner, in each case as may be required by applicable Legal Requirements.

45.1.5Successors and Assigns. This Lease shall be binding upon Lessor and its successors and assigns and, subject to the provisions of Article XXIV, upon Lessee and its successors and assigns.

45.1.6Force Majeure. If Lessee shall fail to punctually perform any term, covenant or condition (other than those consisting of payments and other financial obligations, including, without limitation, the payment of Rent hereunder) to be performed by Lessee under this Lease as a result of any strike, lockout, labor dispute, inability to obtain labor or materials or reasonable substitutes for such labor or materials, act of God, governmental restrictions, regulations or controls, enemy or hostile government action, civil commotion, riot or insurrection, fire or other casualty or other events similar or dissimilar to those enumerated in this paragraph beyond Lessee’s reasonable control, then such failure to perform shall be excused and shall not be deemed a breach of this Lease and the time for Lessee to perform such term, covenant or condition shall be extended by an amount of time equal to the delay caused by the event(s)described in this Section 45.1.6, but in no event shall any the time for performance of any such required term, covenant or condition be extended by more than sixty (60) days in the aggregate.

45.1.7Confidentiality. Lessor and Lessee hereby acknowledge and agree that any information provided by any party to the other pursuant to this Lease is confidential and shall not be shared by the receiving party with any other Person, except for disclosures: (a) to, so long as such Persons agree to maintain the confidential nature thereof, Lessor’s or Lessee’s, as applicable, actual or prospective (i) financing sources, (ii) purchasers or assignees, (iii) partners, (iv) Escrow Holder, (v) investors and (vi) replacement tenants (provided that Lessor shall not disclose Proprietary Information to replacement tenants without Lessee’s prior written consent); (b) to legal counsel, accountants and other professional advisors to Lessor or Lessee, as applicable, so long as such Persons agree to maintain the confidential nature thereof; (c) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, to the extent necessary in support of motions, filings, or other proceedings in court as required to be undertaken pursuant to this Lease, or otherwise as requiredby applicable Legal Requirements, provided that any party is given a reasonable opportunity to obtain a protective order in connection with such disclosure; (d) in connection with reporting of Facility portfolio based performance and other Facility portfolio information in filings with Securities and Exchange Commission by Lessor and its Affiliates; (e) in connection with reporting requirements in filings with Securities and Exchange Commission by Lessee and its Affiliates, which filings may include publication of Lessee’s or its Affiliates’ audited financial statements (and) (f) in compliance with any filing requirements, regulations or other requirements of, or upon the request or demand of, any stock exchange (or other similar entity) on which Lessor’s or Lessee’s (or the Controlling Person(s)thereof) shares (or other equity interests) are listed, or of any other Governmental Authority having jurisdiction over either Lessor or Lessee. For the avoidance of doubt and notwithstanding the foregoing, Lessor and Lessee acknowledge and agree that this Lease itself may be a publicly filed document. In connection with any disclosures made pursuant to item (a)above, Lessor shall use commercially reasonable efforts to obtain confidentiality agreements from any parties to whom it discloses financial information or other sensitive business information regarding Lessee.

45.1.8Termination Date. If this Lease is terminated by Lessor or Lessee under any provision hereof with respect to any one or more (including all, if applicable) of the Facilities, and upon the expiration of the Term applicable to a Facility (collectively, the “termination date”), the following shall pertain:

(a)Lessee shall vacate and surrender the Leased Property, any of Lessee’s Personal Property and Intangible Property (other than Lessee’s IP Intangibles) that Lessor has elected to acquire pursuant to Section 6.3, and all Capital Additions relating to the applicable Facility to Lessor in the condition required by Section 9.1.4. Prior to such vacation and surrender, Lessee shall remove any items which Lessee is permitted or required to remove hereunder. Lessee shall, at Lessee’s cost, repair any damage to such Leased Property and any Capital Additions caused by such vacation and/or removal of any items which Lessee is required or permitted hereunder to remove. Any items which Lessee is permitted to remove but fails to remove prior to the surrender to Lessor of such Leased Property, Lessee’s Personal Property, and Intangible Property (other than Lessee’s IP Intangibles) and Capital Additions shall be deemed abandoned by Lessee, and Lessor may retain or dispose of the same as Lessor sees fit without claim by Lessee thereto or to any proceeds thereof. If Lessor elects to remove and dispose of any such items abandoned by Lessee, the cost of such removal and disposal shall be an Additional Charge payable by Lessee to Lessor upon demand.

(b)Without limiting the provisions of Section 45.1.1 above, upon any such termination or expiration of this Lease with respect to a Facility, the following shall pertain:

(i)Lessee agrees to defend, protect, indemnify, defend and hold harmless Lessor and its Affiliates from and against any and all claims, costs, losses, expenses, damages, actions, and causes of action for which Lessee is responsible under this Lease (including Lessee’s indemnification obligations under Articles XXIII and XXXVII) and which accrue or have accrued on or before the termination date.

(ii)Lessee shall remain liable for the cost of all utilities used in or at the Leased Property and any Capital Additions relating to such Facility through thetermination date and accrued and unpaid, whether or not then billed, as of the termination date until full payment thereof by Lessee. Lessee shall obtain directly from the companies providing such services closing statements for all services rendered through the termination date and shall promptly pay the same. If any utility statement with respect to such Leased Property and any Capital Additions includes charges for a period partially prior to and partially subsequent to the termination date, such charges shall be prorated as between Lessor and Lessee, with Lessee responsible for the portion thereof (based upon a fraction the numerator of which is the number of days of service on such statement through the termination date and the denominator of which is the total number of days of service on such statement) through the termination date and Lessor shall be responsible for the balance. The party receiving any such statement which requires proration hereunder shall promptly pay such statement and the other party shall, within ten (10)days after receipt of a copy of such statement, remit to the party paying the statement any amount for which such other party is responsible hereunder.

(iii)Lessee shall remain responsible for any and all Impositions imposed against the Leased Property, the Personal Property and any Capital Additions with a lien date prior to the termination date (irrespective of the date of billing therefor) and for its pro rata share of any Impositions imposed in respect of the tax-fiscal period during which the Term terminates as provided in Section 4.1.6, and Lessee shall indemnify and hold Lessor harmless with respect to any claims for such Impositions or resulting from nonpayment thereof.

(iv)Lessee shall (y) execute all documents and take any actions reasonably necessary to (1) cause the transfer to Lessor of any of Lessee’s Personal Property and Intangible Property (other than Lessee’s IP Intangibles) that Lessor has elected to acquire and any Capital Additions not owned by Lessor, to the extent provided in Section 6.3, in each case free of any encumbrance, as provided in such Section 6.3, and (2) remove this Lease and/or any memorandum hereof as a matter affecting title to the Leased Property as provided in Article XXXVIII and (z) comply with its covenants set forth in Section 45.1.4.

(v)Lessee shall continue to observe the covenants of Lessee set forth in Sections 7.4.1, 7.4.2, 7.4.3 and 7.4.4 and any other covenant or agreement of Lessee in this Lease which is intended to survive the expiration or sooner termination of this Lease.

45.1.9Governing Law. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED,INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS HEREOF RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLEXVI RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, ANDGOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.

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45.1.10Waiver of Trial by Jury. EACH OF LESSOR AND LESSEE ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION OF THE UNITED STATES, THE STATE OF DELAWARE AND THE STATES IN WHICH THE LEASED PROPERTY OF ANY OF THE FACILITIES IS LOCATED. EACH OF LESSOR AND LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LESSOR AND LESSEE WITH RESPECT TO THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO,IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; EACH OF LESSOR AND LESSEE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAYFILE A COPY OF THIS SECTIONWITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

LESSOR’S INITIALS: /s/_KY

LESSEE’S INITIALS: /s/_HTK_

45.1.11Lessee Counterclaim and Equitable Remedies. Lessee hereby waives the right to interpose counterclaim in any summary proceeding instituted by Lessor against Lessee or in any action instituted by Lessor for unpaid Rent under this Lease. In the event that Lessee claims or asserts that Lessor has violated or failed to perform a covenant of Lessor not to unreasonably withhold or delay Lessor’s consent or approval hereunder, or in any case where Lessor’s reasonableness in exercising its judgment is in issue, Lessee’s sole remedy shall be an action for specific performance, declaratory judgment or injunction, and in no event shall Lessee be entitled to any monetary damages for a breach of such covenant, and in no event shall Lessee claim or assert any claims for monetary damages in any action or by way of set-off defense or counterclaim, and Lessee hereby specifically waives the right to any monetary damages or other remedies in connection with any such claim or assertion.

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45.1.12Jurisdiction. Lessor and Lessee irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) or, in the case of claims over which federal courts have jurisdiction, the United States District Court for the District of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Lessor and Lessee further agree that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Lessor and Lessee irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Lease or the transactions contemplated hereby in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) or, in the case of claims over which federal courts have jurisdiction, the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

45.1.13Entire Agreement. This Lease, the Exhibits, Schedules and Addendum hereto and such other documents as are contemplated hereunder, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties. Lessor and Lessee hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property are merged into and revoked by this Lease.

45.1.14Headings. All titles and headings to sections, subsections, paragraphs or other divisions of this Lease are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other contents of such sections, subsections, paragraphs or other divisions, such other content being controlling as to the agreement among the parties hereto.

45.1.15Counterparts; Electronically Transmitted Signatures. This Lease may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument. Signatures transmitted via facsimile or other electronic means (including emailed PDF files) may be used in place of original signatures on this Lease, and Lessor and Lessee both intend to be bound by such signatures hereto transmitted via facsimile or other electronic means.

45.1.16Joint and Several. If more than one Person is the Lessee under this Lease, the liability of such Persons under this Lease shall be joint and several.

45.1.17Interpretation. Both Lessor and Lessee have been represented by counsel and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

45.1.18Time of Essence. Time is of the essence of this Lease and each provision hereof in which time of performance is established; provided, that the foregoing shall not abrogate (but shall be applicable to) any notice or cure periods otherwise expressly provided for in this Lease.

45.1.19Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

45.1.20Amendment and Restatement. The parties acknowledge and agree that this Lease amends and restates the following leases in their entirety:

(a)that certain Master Lease and Security Agreement dated October 31, 2012, between HCPI Trust, a Maryland real estate investment trust, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Lassen House, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH Mountain View, LLC, a Delaware limited liability company, HCP SH Oakridge, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, and HCP SH Sellwood Landing, LLC, a Delaware limited liability company, as lessors, and Emeritus Corporation, a Washington corporation, as lessee, as amended by that certain First Amendment to Master Lease and Security Agreement dated December 4, 2012, that certain Second Amendment to Master Lease and Security Agreement dated April 25, 2013, that certain Omnibus Amendment to Leases dated July 31, 2014, and that certain Fourth Amendment to Master Lease and Security Agreement dated the date hereof, and as guaranteed pursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of the lessors thereunder;

(b)that certain Master Lease and Security Agreement dated October 12, 2010, between HCP Dartmouth MA, LP, a Delaware limited partnership, HCP Laguna Creek CA, LP, a Delaware limited partnership, HCP Towson MD, LP, a Delaware limited partnership, HCP MA2 Arkansas, LP, a Delaware limited partnership, HCP MA2 California, LP, a Delaware limited partnership, HCP MA2 Illinois, LP, a Delaware limited partnership, HCP MA2 Massachusetts, LP, a Delaware limited partnership, HCP MA2 Ohio, LP, a Delaware limited partnership, HCP MA2 Oklahoma, LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 Georgia, LP, a Delaware limited partnership, HCP MA3 Kentucky, LP, a Delaware limited partnership, HCP MA3 Oklahoma, LP, a Delaware limited partnership, and HCP MA3 Washington,

LP, a Delaware limited partnership, as lessors, and Emeritus Corporation, a Washington corporation, as lessee, as amended by that certain First Amendment to Master Lease and Security Agreement dated October 15, 2010, that certain Second Amendment to Master Lease and Security Agreement dated October 22, 2010, that certain Third Amendment to Master Lease and Security Agreement dated November 1, 2010, that certain Fourth Amendment to Master Lease and Security Agreement dated December 29, 2010, that certain Fifth Amendment to Master Lease and Security Agreement dated August 29, 2011, that certain Omnibus Amendment to Leases dated July 31, 2014, and that certain Seventh Amendment to Master Lease and Security Agreement dated the date hereof, and as guaranteedpursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of the lessors thereunder;

(c)that certain Master Lease and Security Agreement dated October 12, 2010, between HCP Camarillo CA, LP, a Delaware limited partnership, HCP MA2 California, LP, a Delaware limited partnership, HCP MA2 Utah, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 South Carolina, LP, a Delaware limited partnership, and HCP ST1 Colorado, LP, a Delaware limited partnership, as lessors, and Emeritus Corporation, a Washington corporation, as lessee, as amended by that certain First Amendment to Master Lease and Security Agreement dated October 15, 2010, that certain Second Amendment to Master Lease and Security Agreement dated October 22, 2010, that certain Third Amendment to Master Lease and Security Agreement dated November 1, 2010, and that certain Fourth Amendment to Master Lease and Security Agreement dated August 29, 2011, that certain Fifth Amendment to Master Lease and Security Agreement dated February 6, 2012, that certain Omnibus Amendment to Leases dated July 31, 2014, and that certain Seventh Amendment to Master Lease and Security Agreement dated the date hereof, and as guaranteed pursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of the lessors thereunder;

(d)that certain Master Lease and Security Agreement dated May 14, 2010, between HCP and Texas HCP Holding, L.P., a Delaware limited partnership, as lessors, and Emeritus Corporation, a Washington corporation, as lessee, as amended by that certain First Amendment to Master Lease and Security Agreement dated June 8, 2010, and that certain Second Amendment to Master Lease and Security Agreement dated September 30, 2010, that certain Third Amendment to Master Lease and Security Agreement dated January 10, 2011, that certain Fourth Amendment to Master Lease and Security Agreement dated February 6, 2012, that certain Omnibus Amendment to Leases dated July 31, 2014, and that certain Sixth Amendment to Master Lease and Security Agreement and Amendment to Ancillary Documents dated the date hereof, and as guaranteed pursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of the lessors thereunder;

(e)that certain Master Lease and Security Agreement dated August 22, 2008, between HCP AUR1 California A Pack, LLC, a Delaware limited liability company, HCP AUR1 California B Pack, LLC, a Delaware limited liability company, HCP AUR1 Connecticut, LLC, a Delaware limited liability company, HCP AUR1 Maryland, LLC, a Delaware limited liability company, HCP AUR1 Massachusetts, LLC, a Delaware limited liability company, HCP AUR1 New Jersey, LLC, a Delaware limited liability company, HCP AUR1 Virginia, LLC, a Delaware limited liability company, HCP,Inc., a Maryland corporation, and HCPI Trust, a Maryland real estate investment trust, as lessors, and Emeritus Corporation, a Washington corporation, as lessee, as amended by that certain First Amendment to Master Lease and Security Agreement dated October 20, 2008, that certain Second Amendment to Master Lease and Security Agreement dated November 14, 2008, that certain Third Amendment to Master Lease and Security Agreement dated December 1, 2008, that certain Fourth Amendment to Master Lease and Security Agreement dated April 27, 2009, that certain Fifth Amendment to Master Lease and Security Agreement dated February 15, 2010, that certain Sixth Amendment to Master Lease and Security Agreement dated May 12, 2010, that certain Seventh Amendment to Master Lease and Security Agreement dated November 15, 2010, that certain EighthAmendment to Master Lease and Security Agreement dated August 18, 2011, that certain Ninth Amendment to Master Lease and Security Agreement dated February 6, 2012, that certain Tenth Amendment to Master Lease and Security Agreement dated June 14, 2013, that certain Omnibus Amendment to Leases dated July 31, 2014, that certain Twelfth Amendment to Master Lease and Security Agreement dated as of the date hereof, and that certain Twelfth Amendment to Master Lease and Security Agreement and Amendment to Ancillary Documents dated the date hereof, and as guaranteed pursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of the lessors thereunder;

(f)that certain Master Lease and Security Agreement dated January 17, 2008, between HCP Hazel Creek, LLC, a Delaware limited liability company, as lessor, and Summerville at Hazel Creek LLC, as lessee, as amended by that certain First Amendment to Master Lease and Security Agreement dated May 6, 2009, that certain Second Amendment to Master Lease and Security Agreement dated May 12, 2010, and that certain Omnibus Amendment to Leases dated July 31, 2014, and as guaranteed pursuant to that certain Guaranty of Obligations dated January 17, 2008, made by Summerville Senior Living,Inc. in favor of such lessor and pursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of such lessor;

(g)that certain Amended and Restated Lease Agreement dated December 7, 2007, between HCP EMOH, LLC, a Delaware limited liability company, as lessor, and Emeritus Corporation, as lessee, as amended by that certain Omnibus Amendment to Leases dated July 31, 2014, and as guaranteed pursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of such lessor;

(h)that certain Amended and Restated Lease Agreement dated May 27, 2008, between HCP, as lessor, and Summerville at Prince William,Inc., a Delaware corporation, as lessee, as amended by that certain Omnibus Amendment to Leases dated July 31, 2014, and as guaranteed pursuant to that certain Guaranty of Obligations dated May 27, 2008, made by Summerville Senior Living,Inc. in favor of such lessor and pursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of such lessor;

(i)that certain Lease and Security Agreement dated March 14, 2013, between HCP SH Eldorado Heights, LLC, a Delaware limited liability company, as lessor, and Emeritus Corporation, a Washington corporation, as lessee, as amended by that certain Omnibus Amendment to Leases dated July 31, 2014, and as guaranteed pursuant to that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of such lessor; and

(j)as of the Delayed Commencement Date, that certain Amended and Restated Master Lease and Security Agreement dated April 20, 2005, between Westminster HCP, LLC, a Delaware limited liability company, HCP Springtree, LLC, a Delaware limited liability company, HCP Ocoee, LLC, a Delaware limited liability company, HCP Port Orange, LLC, a Delaware limited liability company, HCP Beckett Lake, LLC, a Delaware limited liability company, HCP St. Augustine, LLC, a Delaware limited liability company, HCP Carroll Wood, LLC, a Delaware limited liability company, HCP Gainesville, LLC, a Delaware limited liability company, HCP Oviedo, LLC, a Delaware limited liability company, HCP WekiwaSprings, LLC, a Delaware limited liability company, HCP Oak Park, LLC, a Delaware limited liability company, HCP Cy-Fair, LLC, a Delaware limited liability company, HCP Friendswood, LLC, a Delaware limited liability company, HCP Irving, LLC, a Delaware limited liability company, and HCP Emfin Properties, LLC, as lessors, and LH Assisted Living, LLC, a Delaware limited liability company, Summerville at Hillsborough, LLC, a New Jersey limited liability company, Summerville at Ocoee,Inc., a Delaware corporation, Summerville at Port Orange,Inc., a Delaware corporation, Summerville at Stafford, LLC, a New Jersey limited liability company, Summerville at Voorhees, LLC, a New Jersey limited liability company, Summerville at Westminster,Inc., a Maryland corporation, Emeritus Corporation, a Washington corporation, Summerville at Cy-Fair Associates, L.P., a Delaware limited partnership, Summerville at Friendswood, Associates, L.P., a Delaware limited partnership, Summerville at St. Augustine, LLC, a Delaware limited liability company, Summerville at Irving Associates LP, a Delaware limited partnership, Summerville at Chestnut Hill, LLC, a Delaware limited liability company, Summerville 9 LLC, a Delaware limited liability company, Summerville at Carroll Wood, LLC, a Delaware limited liability company, Summerville at Gainesville, LLC, a Delaware limited liability company, Summerville at Fox Run LLC, a Delaware limited liability company, Summerville at Wekiwa Springs, LLC, a Delaware limited liability company, Summerville at Oak Park LLC, a Delaware limited liability company, The Estates of Oak Ridge LLC, a Delaware limited liability company, and Summerville at Oviedo LLC, a Delaware limited liability company, as lessees, as amended by that certain First Amendment to Amended and Restated Master Lease dated September 1, 2005, that certain Second Amendment to Amended and Restated Master Lease dated December 22, 2005, that certain Third Amendment to Amended and Restated Master Lease dated January 31, 2006, that certain Fourth Amendment to Amended and Restated Master Lease and Consolidation and Restatement of Beckett Lake Facility Master Lease dated May 24, 2006, that certain Fifth Amendment to Amended and Restated Master Lease dated June 1, 2006, that certain Sixth Amendment to Amended and Restated Master Lease dated August 1, 2006, that certain Seventh Amendment to Amended and Restated Master Lease dated October 2, 2006, that certain Eighth Amendment to Amended and Restated Master Lease dated August 8, 2007, that certain Ninth Amendment to Amended and Restated Master Lease dated August 15, 2007, that certain Tenth Amendment to Amended and Restated Master Lease dated May 27, 2008, that certain Eleventh Amendment to Amended and Restated Master Lease dated September 19, 2008, that certain Twelfth Amendment to Amended and Restated Master Lease dated May 12, 2010, that certain Thirteenth Amendment to Amended and Restated Master Lease dated July 19, 2012, that certain Fourteenth Amendment to Amended and Restated Master Lease dated March 1, 2013, that certain Fifteenth Amendment to Amended and Restated Master Lease dated May 31, 2013, that certain Sixteenth Amendment to Amended and Restated Master Lease dated June 28, 2013, that certain Omnibus Amendment to Leases dated as of July 31, 2014, and that certain Eighteenth Amendment to Amended and Restated Master Lease dated the date hereof, and as the same may be further amended from time to time prior to the Delayed Commencement Date, and as guaranteed pursuant to that certain Guaranty of Obligations dated April 20, 2005, made by Summerville Senior Living,Inc., a Delaware corporation, in favor of such lessors, that certain Guaranty of Obligations dated September 17, 2007, made by Emeritus Corporation, a Washington corporation, in favor of such lessors, and that certain Omnibus Guaranty of Obligations dated July 31, 2014, made by Brookdale in favor of such lessors;provided, however, that neither the lessees under such leases (the “Existing Leases”) nor the guarantors under such guaranties (the “Existing Guaranties”) shall be released from any of the obligations of such lessees or guarantors thereunder arising prior to the date hereof or (in the case of the Existing Leases and the Existing Guaranties described in clause (j)above) the Delayed Commencement Date.

ARTICLE XLVI.

46.1Provisions Relating to Master Lease. Lessor and Lessee hereby acknowledge and agree that, except as otherwise expressly provided herein to the contrary and for the limited purposes so provided, this Lease is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit. Lessee acknowledges that in order to induce Lessor to lease the Leased Property of each Facility to Lessee pursuant to this Lease and as a condition thereto, Lessor insisted that the parties execute this Lease, thereby covering all of the Facilities in a single, integrated and indivisible agreement and economic unit, and that but for such agreement Lessor would not have leased the Leased Property of the Facilities to Lessee under the terms and conditions set forth herein. Lessee is deriving substantial economic benefit from the transactions being consummated contemporaneously with this Lease and acknowledges that the Lease, including its nature as a single, indivisible, integrated and unitary agreement covering all of the Leased Properties, is an essential element of the transactions contemplated by and effectuated pursuant to the Master Agreement, without which HCP and its applicable Affiliates would not enter into the transactions contemplated by the Master Agreement.

46.2Treatment of Lease. Except as otherwise required by Legal Requirements or any accounting rulesor regulations, Lessor and Lessee hereby acknowledge and agree that this Lease shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and that Lessor shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.

46.3Tax Characterization. Notwithstanding anything to the contrary in this Lease, the parties acknowledge that this Lease is intended to qualify as a true lease for U.S. federal income tax purposes and will not take any position inconsistent with such characterization.

ARTICLE XLVII.

47.1California State Law Provisions. With respect to any Leased Property located in the State of California, Lessor and Lessee hereby agree as follows:

(a)Waiver of Statutory Rights Concerning Damage or Destruction. The provisions of this Lease, including, without limitation, Article XIV hereof, constitute an express agreement between Lessor and Lessee with respect to any and all damage to, or destruction of, all or any part of the Leased Property, and any statute or regulation of the State in which the Leased Property is located, including, without limitation, Sections 1932(2)and 1933(4)of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, shall have noapplication to this Lease or any damage or destruction to all or any part of the Leased Property and Lessee hereby waives any and all rights it might otherwise have pursuant to any such statute or regulation, including, without limitation, Sections 1932(2)and 1933(4)of the California Civil Code.

(b)Waiver of Statutory Rights Concerning Condemnation. The provisions of this Lease, including, without limitation, Article XV hereof, constitute an express agreement between Lessor and Lessee with respect to any taking by power of eminent domain or condemnation (or deed in lieu thereof) and any statute or regulation of the State in which the Leased Property is located, including, without limitation, Section 1265.130 of the California Code of Civil Procedure, with respect to any rights or obligations concerning any such taking or condemnation (or deed in lieu thereof) shall have no application to this Lease and Lessee hereby waives any and all rights it might otherwise have pursuant to any such statute or regulation, including, without limitation, Section 1265.130 of the California Code of Civil Procedure.

(c)Waiver of Statutory Rights to Make Repairs. Lessee acknowledges that Lessor has no obligations under this Lease or otherwise to make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property. Accordingly, Lessee hereby waives and releases its right to make repairs at Lessor’s expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

(d)California Remedies. Lessor shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Lessor does not elect to terminate this Lease on account of any Event of Default by Lessee as provided in Article XVI above, Lessor may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

(e)California Civil Code Section 1938. Pursuant to California Civil Code Section 1938, Lessor hereby notifies Lessee that, to Lessor’s actual (as opposed to imputed) knowledge, without any duty of inquiry or investigation, none of the Facilities located in the State of California have undergone an inspection by a certified access specialist.

47.2Connecticut State Law Provisions. With respect to any Leased Property located in the State of Connecticut, Lessor and Lessee hereby agree as follows:

(a)Commercial Transaction. LESSEE, FOR ITSELF AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY ACKNOWLEDGES THAT THIS LEASE CONSTITUTES A COMMERCIAL TRANSACTION, AS SUCH TERM IS USED AND DEFINED IN SECTION52-278a(a)OF THE CONNECTICUT GENERAL STATUTES, AND HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO ANY NOTICE OR HEARING PRIOR TO A PREJUDGMENT REMEDY WHICH RIGHTS ARE OR MAYBE CONFERRED UPON LESSEE PURSUANT TO CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES.

(b)Waiver of Notice to Quit. Lessee, for itself and all Persons claiming by, through, or under it, hereby expressly waives notice to quit possession in the event this Lease terminates by lapse of time

47.3Colorado State Law Provisions. With respect to any Leased Property located in the State of Colorado, Lessee shall use commercially reasonable efforts to notify Lessor, at least five (5)days before the commencement, of any work on the Leased Property, conducted by or for Lessee or anyone claiming under Lessee, and the names and addresses of the persons supplying labor and materials for the proposed work so that Lessor may avail itself of the provisions of statutes such as Section38-22-105(2)of Colorado Revised Statutes. Before the commencement of such work and as long as such work continues on the Leased Property, Lessor and its agents shall have the right to enter and inspect the Leased Property at all reasonable times, to post and keep posted on the Leased Property notices such as those provided for by Section38-22-105(2)of Colorado Revised Statutes, and to take any further action as permitted by law to protect Lessor from having its interest in the Leased Property made subject to a mechanic’s lien.

47.4Florida State Law Provisions. With respect to any Leased Property located in the State of Florida, Lessor and Lessee hereby agree as follows:

(a)Radon Gas Disclosure. Lessor hereby notifies Lessee as follows: “Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.”

(b)Construction-Related Liens. The interest of Lessor in the Leased Property shall not be subject to liens for improvements made by Lessee. Any lien filed by any contractor, materialman, laborer or supplier performing work for Lessee shall attach only to Lessee’s interest in the Leased Property. Lessee shall notify in writing any and all Persons contracting or otherwise dealing with Lessee relative to the Leased Property of the provisions of this paragraph prior to commencement of any work in the Leased Property. All persons and entities contracting or otherwise dealing with Lessee relative to the Leased Property are hereby placed on notice of the provisions of this Section47.4(b).

47.5Georgia State Law Provisions. With respect to any Leased Property located in the State of Georgia, Lessor and Lessee hereby agree that (a)this Lease shall create the relationship of landlord and tenant between Lessor and Lessee, (b)no estate shall pass out of Lessor, (c)Lessee has only a usufruct which is not subject to levy and sale, and (d)this Lease does not grant Lessee a leasehold estate or an estate for years, but a possessory interest in the Leased Property.

47.6Waiver of Kentucky Holdover Law. With respect to any Leased Property located in the State of Kentucky, Lessor and Lessee acknowledge and agree that Section 20.1 shall operate in lieu of any applicable holdover provision prescribed under Kentucky law, including, but not limited to the requirements found in KRS 383.160.

47.7Massachusetts State Law Provisions. With respect to any Leased Property located in the Commonwealth of Massachusetts, Lessor and Lessee agree as follows:

(a)Mechanics Liens. Lessor’s consent and approval in connection with Lessee’s alterations and improvements are given solely for the benefit of Lessor and neither Lessee nor any third party shall have the right to rely upon such approval of Lessee’s plans for any purpose whatsoever. Without limiting the foregoing, in no event shall such consent or approval be deemed to be consent of the Lessor within the meaning of Section2 of Chapter 254 of the General Laws of Massachusetts.

(b)Independent Covenants. Lessor and Lessee each acknowledges and agrees that the independent nature of the obligations of Lessee hereunder represents fair, reasonable and accepted commercial practice with respect to the type of property subject to this Lease, and that this agreement is the product of free and informed negotiation during which both Lessor and Lessee were represented by counsel skilled in negotiating and drafting commercial leases in Massachusetts, and that the acknowledgements and agreements contained herein are made with full knowledge of the holding in Wesson v. Leone Enterprises, Inc., 437 Mass. 708 (2002). Such acknowledgements, agreements and waivers by Lessee are a material inducement to Lessor entering into this Lease.

(c)Waiver of Subrogation. The following shall be added at the beginning of Section 13.2: “To the maximum extent permitted by law,”.

47.8Minnesota State Law Provisions. With respect to any Leased Property located in the State of Minnesota, Lessor and Lessee agree as follows:

(a)Lessor and Lessee agree that this Lease is not a “residential” lease, that Lessee is not a “residential tenant” and that the Leased Premises are not “residential premises” within the meaning of or for the purposes of Minnesota Statutes Chapter 504B. Lessor’s rights to access the Leased Property pursuant to this Lease, including pursuant to Sections 9.7 and 26.1, may be limited by Minnesota Statutes Section 504B.211 as to the rights of Lessee’s tenants and residents under applicable Occupancy Arrangements.

(b)Lessor and Lessee agree that, notwithstanding the possibility of an Extended Term, this Lease is not considered to have a term in excess of twenty (20) years within the scope of Minnesota Statutes Section 504B.291, subdivision 2.

(c)Prior to the commencement of any work of improvement which may be the subject of a lien under the provisions of Minnesota Statutes Chapter 514, Lessee shall (i) serve each person performing work or contributing to such improvements, within five (5)days after identification of each such person, written notice that such improvements are not being made at Lessor’s instance, and provide Lessor with proof of such service, and (ii) conspicuously post for the duration of the work on such improvements notice that such improvements are not being made at Lessor’s instance, and provide Lessor with proof of such continuous posting, in each case in accordance with Minnesota Statutes Section 514.06.

(d)In addition to the requirements set forth in Section 12.1 (Permitted Contests), in the event a mechanics’ lien is filed against any of the Leased Property located in the State of Minnesota, Lessee shall within thirty (30) days after such filing (if not sooner released of record), commence an action in the district court in which the Leased Property is located to determine adverse claims and apply to the court to have such mechanics lien released from such Leased Property upon the deposit of such funds as the court may require, in accordance with Minnesota Statutes Section 514.10.

(e)Pursuant to Section 16.2 of this Lease, in addition to the other remedies described therein, Lessor may proceed with summary or eviction proceedings to remove Lessee and all other persons and any and all property from any of the Leased Premises located in the State of Minnesota, and the exercise of such rights will not require that the Lease be previously terminated with respect to such Leased Premises.

47.9Mississippi State Law Provision. Lessee waives the benefits of Miss. Code Ann. § 89-7-3, if any, to abate rent after destruction other than as expressly provided in this Lease.

47.10Montana State Law Mold Disclosure. Lessor hereby notifies Lessee as follows:

There are many types of mold. Inhabitable properties are not, and cannot be, constructed to exclude mold. Moisture is one of the most significant factors contributing to mold growth. Information about controlling mold growth may be available from your county extension agent or health department. Certain strains of mold may cause damage to property and may adversely affect the health of susceptible persons, including allergic reactions that may include skin, eye, nose, and throat irritation. Certain strains of mold may cause infections, particularly in individuals with suppressed immune systems. Some experts contend that certain strains of mold may cause serious and even life-threatening diseases. However, experts do not agree about the nature and extent of the health problems caused by mold or about the level of mold exposure that may cause health problems. The Centers for Disease Control and Prevention is studying the link between mold and serious health conditions. The seller, landlord, seller’s agent, buyer’s agent, or property manager cannot and does not represent or warrant the absence of mold. It is the buyer’s or tenant’s obligation to determine whether a mold problem is present. To do so, a buyer or tenant should hire a qualified inspector and make any contract to purchase, rent, or lease contingent upon the results of that inspection. A seller, landlord, seller’s agent, buyer’s agent, or property manager who provides this mold disclosure statement, provides for the disclosure of any prior testing and any subsequent mitigation or treatment for mold, and discloses any knowledge of mold is not liable in any action based on the presence of or propensity for mold in a building that is subject to any contract to purchase, rent, or lease.

47.11Nevada State Law Provisions. Upon execution of this Lease, Lessee acknowledges that Lessor may execute a Notice of Non-Responsibility and record the same within three (3) days of execution of this Lease pursuant to Nevada Revised Statutes (for purposes of this Section 47.11, “NRS”) 108.234. Lessee further agrees that, at least ten (10)days prior to entering into contract with any prime contractor intending to perform alterations of any kind, and prior to the commencement of any work of improvement which may be the subject of a lien under the provisions of NRS 108.221 et seq., Lessee shall satisfy the requirements of NRS 108.2403 and NRS 108.2407 regarding posted security and shall notify Lessor in writing of the name and address of any such prime contractor to enable Lessor to properly serve the recorded Notice of Non-Responsibility upon the prime contractor pursuant to NRS 108.234. Lessee hereby expressly acknowledges by its initials below that Lessee is required to comply with the terms of this Section 47.11 and the provisions of NRS 108.2403 (to the extent Lessee establishes a construction disbursement account pursuant to NRS 108.2403) and 108.2407 prior to commencement of any work of improvement to be constructed, altered or repaired on Leased Premises. Without limiting the foregoing, if required by Nevada law, before Lessee may cause a work of improvement to be constructed, altered or repaired upon the Leased Property located in the State of Nevada, Lessee shall (1) record a notice of posted security with the Clark County Recorder and (2) either (a) establish a construction disbursement account and (i) fund the account in an amount equal to the total cost of the work of improvement, but in no event less than the total amount of the prime contract, (ii) obtain the services of a construction control to administer the construction disbursement account and (iii) notify each person who gives Lessee a notice of right to lien of the establishment of the construction disbursement account or (b) record a surety bond for the prime contract that meets the requirements of NRS 108.2415(2)and notify each person entitled to notice thereof pursuant to NRS 108.2403(2)(f). As used herein, the terms “work of improvement” and “prime contract” have the meanings given them in NRS 108.221 et seq.

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Lessee’s Initials

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47.12New Jersey State Law Provisions. With respect only to the Leased Property located in the State of New Jersey, Lessor and Lessee agree as follows:

(a)Environmental Laws.

(i)Notwithstanding anything contained in this Lease to the contrary, Environmental Laws, in addition to all specific laws referenced in Section 2.1 as Environmental Laws, shall include the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.) (for purposes of this Section 47.12, the “Spill Act”) and the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:1K-6 et seq.) (for purposes of this Section 47.12, “ISRA”), if and to the extent they apply to the Leased Property or the use thereof at any time during the Term. The term “Authority” as used in this Section 47.12 shall mean governmental and quasi-governmental authorities, bodies or boards having jurisdiction over the Leased Property and compliance with the Environmental Laws with respect thereto, including, but not limited to, the New Jersey Department of Environmental Protection. More than one Authority shall be collectively referred to as the “Authorities.” The term “Hazardous Substances,” as used in this Lease with respect to the Leased Property within the State of New Jersey and compliance with the Spill Act and/or ISRA, shall mean any and all “hazardous chemicals,” “hazardous substances” or similar material or substance, including, but not limited to, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB’s), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any Environmental Law now or hereafter enacted or promulgated by any Authority.

(ii)If at any time during the Term of this Lease, the Leased Property shall be determined to be an industrial establishment under ISRA, Lessee, at Lessee’s sole cost and expense, shall comply with the provisions of ISRA, or other similar applicable laws, prior to its termination of any activities in the Leased Property or the expiration of the term of this Lease, or the occurrence of a “triggering event” under ISRA, whichever is earlier.

(iii)Should any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances in violation of the Spill Act that occurs during the Term, at or from the Leased Property, or which arises at any time from Lessee’s use or occupancy of the Leased Property, then Lessee shall, at Lessee’s sole expense, prepare and submit the required plans and all related bonds and other financial assurances; and Lessee shall carry out all such clean-up plans.

(iv)Lessee shall indemnify, defend, and hold harmless Lessor, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including attorneys’ and consultants’ fees) arising out of or in any way connected with any deposit, spill,discharge, or other release of Hazardous Substances that occurs during the Term, at or from the Leased Property, or which arises at any time from Lessee’s use or occupancy of the Leased Property, or from Lessee’s failure to provide all information, make all submissions, and take all steps required by all Authorities under the Environmental Laws and all other environmental laws, including any lien assessed to the Leased Property.

(v)Lessee’s obligations and liabilities under this Section 47.12(a)shall survive the termination or expiration of this Lease.

(b)New Jersey Leased Property Not in Flood Zone. Lessor represents to Lessee that, to the best knowledge, information and belief of Lessor, the Leased Property located in the State of New Jersey has not been determined to be located in a special flood hazard area. If Lessor subsequently learns that such Leased Property has been determined to be located in a special flood hazard area, Lessor shall, to the extent required by applicable law, notify Lessee of such change in determination within a reasonable time after Lessor learns of such change in determination.

47.13New Mexico State Law Provisions. With respect only to the Leased Property located in the State of New Mexico, Lessor and Lessee hereby agree as follows:

(a)Limitation on Indemnification. The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law chosen in Section 45.1.9 above. Nevertheless, to the extent, if at all, that any provision contained in this Lease or in any related documents requiring one party to indemnify, hold harmless, insure, or defend another party (including such other party’s employees or agents) is found to be within the scope of NMSA 1978, § 56-7-1 (2005), as amended from time to time, or in any way subject to, or conditioned upon consistency with, the provisions of NMSA 1978, § 56-7-1 (2005), as amended from time to time, for its enforceability, then such provision, regardless of whether it makes reference to this or any other limitation provision, is intended to and shall: (a) not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of bodily injury to persons or damage to property caused by or resulting from, in whole or in part, the negligence, act or omission of the indemnitee or additional insured, as the case may be, its officers, employees or agents; (b) be enforced only to the extent that the liability, damages, losses or costs are caused by, or arise out of, the acts or omissions of the indemnitor or its officers, employees or agents; and (c) be further modified, if required, by the provisions of NMSA 1978, § 56-7-1(B)(2005), as amended from time to time, and Mew Mexico court decisions interpreting NMSA 1978, § 56-7-1 (2005), as amended from time to time. Further, notwithstanding any other term or condition of this Lease or any related document, to the extent, if at all, that any agreement, covenant, or promise to indemnify another party (including such party’s employees or agents) contained herein or in any related documents, is found to be within the scope of NMSA

1978, § 56-7-2 (2003), as amended from time to time, or in any way subject to, or conditioned upon consistency with, the provisions of NMSA 1978, § 56-7-2 (2003), as amended from time to time, for its enforceability, then, regardless of whether it makes reference to this or any other limitation provision, such agreement is not intended to, and it shall not and does not, indemnify such indemnitee against loss or liability for damages arising from: (i) the sole or concurrent negligence of such indemnitee or the agents or employees of such indemnitee; (ii) the sole or concurrent negligence of an independent contractor who is directly responsible tosuch indemnitee; or (iii) an accident that occurs in operations carried on at the direction or under the supervision of such indemnitee, an employee or representative of such indemnitee or in accordance with methods and means specified by such indemnitee or the employees or representatives of such indemnitee. The parties’ intent is for their indemnity agreements to be enforced pursuant to their terms and limited only to the extent necessary to conform with and survive New Mexico’s anti-indemnity statutes.

(b)Permitted Contest under Article XII of Mechanic’s or Materialmen’s Lien in New Mexico. If, under Article XII of this Lease, Lessee desires in good faith to contest the validity or correctness of any mechanic’s or materialmen’s lien on the Leased Property in New Mexico, it may do so with diligence pursuant to NMSA 1978, § 48-2-9 (2007), as amended from time to time, or any successor statute, by filing in the New Mexico state district court for the judicial district in which the Leased Property is located a petition to cancel lien, depositing such security with the court as may be ordered and thereafter obtaining and filing in the court action, as well as recording in the real property records of the county in which the Leased Property is located, the court’s order canceling the lien, and Lessor shall cooperate to whatever extent may be necessary, provided only that Lessee shall indemnify, defend and hold Lessor, its Affiliates, and the Leased Property harmless against any costs, loss, liability or damage on account thereof, including reasonable attorneys’ fees.

(c)Notice of Non-Responsibility of Lessor for Construction on Premises by Lessee. To the maximum extent permitted by law, the interest of Lessor in the Leased Property shall not be subject to liens for improvements made by or for the account of Lessee, for and as to which Lessee shall provide due notice to all parties who provide any services or materials with respect to any work on the Leased Property. Lessee’s written notice shall reference this Lease provision and Lessor’s rights to post a notice of non-responsibility hereunder and under applicable New Mexico law. Further, Lessee shall use commercially reasonable efforts to send to Lessor at least ten (10)days prior to the commencement of any construction on the Leased Property a written notice of the work to be done and the date of commencement of such construction work, and, in order to seek to avoid responsibility therefor, Lessor shall, within three (3) days after having obtained knowledge of the construction, alteration or repair, or the intended construction, alteration or repair, give notice that Lessor will not be responsible for the same, by posting a notice in writing to such effect, in some conspicuous place upon the Leased Property, or upon any building or other improvement situated thereon, consistent with the provisions of NMSA 1978, §48-2-11 (1953), as amended from time to time, and any other applicable provisions of New Mexico law relating to exempting the Lessor’s interest under the Lease from any claim of lien arising out of Lessee’s construction on such Leased Property. Lessee consents to Lessor’s entry upon the Leased Property, from the time Lessor learns of any planned or actual construction on, or planned or actual delivery of materials to, the Leased Property, and extending continuously throughout the duration of the construction, for purposes of posting the above-described notice of non-responsibility, inspecting to assure the continuation of the posting and/or reposting of the notice, as advisable, and for purposes of documenting the initial posting and its subsequent continued posting or reposting, for example, without limitation, by photography or digital or other imaging of the posted notice, in the context of identifiable background landmarks establishing the location of the posting, and including a reflection on each photograph, digital or other image of any kind, of the date and time of the photograph or other image.

(d)Landlord’s Lien. Upon the occurrence of an Event of Default, Lessor’s remedies shall include, in addition to those provided for in the Lease, all other rights and remedies provided by law or equity, including, without limitation, a landlord’s lien under NMSA 1978, § 48-3-5 (1995), as amended, and under any other applicable law, to which Lessor may resort cumulatively or in the alternative.

(e)Supplement to Provision for a Receiver in Section 16.4. Section 16.4 is supplemented with the addition of this provision. Upon the occurrence and during the continuance of an Event of Default, subject to the provisions of NMSA 1978, §§44-8-1 through 44-8-10 (1995& 1996), as amended from time to time, and Rule1-066 NMRA, to the extent applicable, as well as any other applicable law, Lessor shall have the right to apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Leased Property as a matter of strict right and without regard to the adequacy of the security for the repayment of Lessee’s obligations under the Lease, the issuance or declaration of a notice of default, and Lessee hereby consents to such appointment.

(f)Grant of Security Interest in Rents Under Section 16.8.1. Subject to Assignment of Rents Act. Lessor shall have all the rights and powers provided for under the Uniform Assignment of Rents Act, NMSA 1978, §§56-15-1 through 56-15-19 (2012), as amended from time to time, and the provisions in this Lease including Lessee’s grant to Lessor of a security interest in rents and leases of the Leased Property are subject to the terms of such act (including those provisions of such act acknowledging the rights of the parties to bind themselves to their own agreements on certain matters covered by such act), to the extent applicable, as well as any other applicable law.

47.14North Dakota State Law Provisions. With respect only to the Leased Property located in the State of North Dakota, Lessor and Lessee hereby agree as follows:

(a)This Lease is not a “residential lease” within the meaning of or for the purposes of North Dakota Century Code Chapter 47-16. The law relating to consumer rental purchase agreements found in Chapter 47-15 of the North Dakota Century Code is not applicable to this Lease.

(b)This Lease shall not be considered a land contract/contract for deed/bond for deed or other instrument for the future conveyance of any such real estate or equity therein such that they would be entitled to the benefit of the provisions of Chapter 32-18 of the North Dakota Century Code, as amended. Lessor and Lessee waive any of the rights set forth in such chapter.

47.15Oregon State Law Provisions. With respect only to the Leased Property located in the State of Oregon, Lessor and Lessee hereby agree as follows:

(a)Exercise of Remedies by Lessor. Upon the occurrence and during the continuance of any Event of Default (after expiration of any applicable notice and/or grace periods), Lessor, without further notice except as required by applicable law, may repossess the Facility from which the Event of Default emanated, if any, or that Lessor, in its reasonable discretion, determines is affected by the Event of Default pursuant to Section 16.2. Lessor maytake such actions by any means provided by law, including summary or eviction proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all property from the same. The exercise of such rights will not require that the Lease be previously terminated with respect to such Facility.

(b)Additional Rights of Lessor Upon Event of Default. If any Event of Default occurs, whether or not Lessor retakes possession or relets a Facility, and without requiring that Lessor first terminate the Lease with respect to a Facility from which the Event of Default emanated, if any, or that Lessor, in its reasonable discretion, determines is affected by the Event of Default pursuant to Section 16.2, Lessor may recover all reasonable, necessary and actually incurred damages caused by the Event of Default (including, but not limited to, unpaid rent, the costs of reletting, and other sums referenced in this Lease in connection with the Event of Default or any such reletting). Lessor may sue periodically to recover such damages as they accrue during the remainder of the Term without barring a later action for further damages.

47.16Pennsylvania State Law Provisions. Lessee waives the right to any notices to quit as may specified in the Landlord and Tenant Act of Pennsylvania, Act of April 6, 1951, as amended, or any similar or successor provision of law, and agrees that five (5)days’ notice shall be sufficient in any case where a longer period may be statutorily specified.

47.17Texas State Law Provisions. With respect to any Leased Property located in the State of Texas, Lessor and Lessee each acknowledge, on its own behalf and on behalf of its successors and assigns, as follows:

(a)Waiver of Texas Consumer Rights Statute. The Texas Deceptive Trade Practices Consumer Protection Act, subchapter E of Chapter 17 of the Texas Business and Commerce Code (for purposes of this Section 47.17(a), “DTPA”), as amended, is not applicable to this Lease. Accordingly, the rights and remedies of Lessor and Lessee with respect to all acts or practices of the other, past, present, or future, in connection with this Lease shall be governed by legal principles other than the DTPA. Lessor and Lessee each hereby waives its rights under the DTPA, a law that gives consumers special rights and protections. After consultation with an attorney of its own selection, each of Lessor and Lessee voluntarily consents to this waiver.

(b)Waiver of Lessee Lien. Lessee waives any right which it may have to a lien against any portion of the interest of Lessor in the Leased Property pursuant to Section 91.004 of the Texas Property Code.

(c)Lessee acknowledges and agrees that the provisions of this Lease for determining charges and amounts payable by Lessee are commercially reasonable and constitute satisfactory methods for determining such charges and amounts as required by Section 93.012 of the Texas Property Code. Lessee waives (to the fullest extent permitted by applicable law) all rights and benefits of Lessee under such section, as it now exists or as it may be hereafter amended or succeeded.

(d)Lessee has not relied on any warranties, representations or promises made by Lessor or Lessor’s agents (express or implied) with respect to the LeasedProperty (including, without limitation, the condition, use or suitability of the Leased Property) that are not expressly set forth in this Lease.

(e)Subject to Lessee’s rights under Article XII regarding permitted contests, Lessee waives all rights pursuant to applicable law (including without limitation Section 41.413 of the Texas Tax Code) to protest appraised values or receive notice of reappraisal regarding any of the Leased Property, irrespective of whether Lessor contests same.

(f)The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law chosen in Section 45.1.9 above. Nevertheless, to the extent that any provision contained in this Lease requiring Lessee to protect, indemnify, hold harmless or defend Lessor or its Affiliates is found to be governed by, or construed in accordance with, the laws of the State of Texas, LESSEE IS HEREBY NOTIFIED AS FOLLOWS: LESSEE’S INDEMNITY OBLIGATIONS UNDER THIS LEASE MAYAPPLY TO INDEMNIFIED LIABILITIES CAUSED BY OR ARISING OUT OF THE NEGLIGENCE OF LESSOR OR ITS AFFILIATES.

47.18Virginia State Law Provisions. The parties agree that this Lease shall be deemed a “deed of lease” for the purposes of Section 55.2 of the Code of Virginia (1950), as amended.

47.19Washington State Law Provisions. With respect only to the Leased Property located in the State of Washington, Lessor and Lessee hereby agree as follows:

(a)Indemnification Modifications. The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law chosen in Section 45.1.9 above. Nevertheless, in compliance with RCW 4.24.115 as in effect on the date of this Lease, to the extent, if at all, that any provisions of this Lease pursuant to which Lessor or Lessee (for purposes of this Section 47.19(a), the “Indemnitor”) agrees to indemnify (including any provision, or payment of costs, of any defense of) the other (for purposes of this Section 47.19(a), the “Indemnitee”) against liability for damages arising out of bodily injury to persons or damage to property relative to the construction, alteration or repair of, addition to, subtraction from, improvement to, or maintenance of, any building, road, or other structure, project, development or improvement attached to real estate, including the Leased Property, is found to be within the scope of RCW 4.24.115, or in any way subject to, or conditioned upon consistency with, the provisions of RCW 4.24.115 for its enforceability, then such provision (regardless of whether it makes reference to this or any other limitation provision): (i) shall not apply to damages caused by or resulting from the sole negligence of the Indemnitee, its agents or employees and (ii) to the extent caused by or resulting from the concurrent negligence of (x) the Indemnitee or the Indemnitee’s agents or employees, and (y) the Indemnitor or the Indemnitor’s agents or employees, shall apply only to the extent of the Indemnitor’s negligence; provided, however, the limitations on indemnity set forth in this Section 47.19(a)shall automatically and without further act by either Lessor or Lessee be deemed amended so as to remove any of the restrictions contained in this Section 47.19(a)no longer required by then applicable law.

(b)Waiver of Worker’s Compensation Immunity. Solely for the purpose of effectuating Lessee’s indemnification obligations under this Lease, and not for thebenefit of any third parties (including but not limited to employees of Lessee), Lessee specifically and expressly waives any immunity that may be granted it under the Washington State Industrial Insurance Act, Title 51 RCW, if applicable. Furthermore, the indemnification obligations under this Lease shall not be limited in any way by any applicable limitation on the amount or type of damages, compensation or benefits payable to or for any third party under worker compensation acts, disability benefit acts or other employee benefit acts now or hereafter in effect in the State of Washington. The parties acknowledge that the foregoing provisions of this paragraph have been specifically and mutually negotiated between the parties.

(c)Reentry of Premises. Should Lessor reenter any Facility under any provisions of this Lease relating to an Event of Default by Lessee hereunder, Lessor shall not be deemed to have terminated this Lease, or the liability of Lessee to pay the Rent thereafter accruing, or to have terminated Lessee’s liability for damages under any of the provisions of this Lease, by any such reentry or by any action, in unlawful detainer or otherwise, to obtain possession of such Facility, unless Lessor shall have notified Lessee in writing that Lessor had elected to terminate this Lease. Lessee further covenants that the service by Lessor of any notice pursuant to the unlawful detainer statutes of the State of Washington and/or the surrender of possession pursuant to such notice shall not (unless Lessor elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election is evidenced by a written notice to Lessee) be deemed to be a termination of this Lease.

(d)No Authority to Cause Liens. Notwithstanding anything to the contrary contained elsewhere in this Lease, Lessee shall have no right or authority to cause or allow any Facility or the Lessor’s estate or interest therein or in and to this Lease to be subjected to any such lien.

47.20Wisconsin State Law Provisions. Lessor hereby notifies Lessee, pursuant to Wisconsin Statutes Section 704.05(5)(bf), that Lessor does not intend to store personal property left behind by Lessee when Lessee removes from the Leased Property for any reason.

47.21Local Law Provisions. None of the foregoing provisions of this Article XLVII relating to the rights and obligations of the parties under the laws of any State in which Leased Property is located shall be construed in any respect (by implication or otherwise) to affect (a) the intention of the parties that this Lease be governed by, and construed in accordance with, the law specified in Section 45.1.9 or (b) any of the rights or obligations of the parties not governed by the laws of such State. Except as otherwise expressly provided herein, any references herein to specific statutes, ordinances, codes, orders, rules, regulations or other laws shall be deemed to refer to such statutes, ordinances, codes, orders, rules, regulations and laws, in each case as the same may be amended, modified, supplemented or replaced from time to time and to the extent applicable.

[Signature pagefollows]

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

LESSEE:

EMERITUS CORPORATION,
a Washington corporation

Witness: /s/ Jamie Curry	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title:Executive Vice President
Witness: /s/ Kimberly J. King

SUMMERVILLE AT HAZEL CREEK LLC,
a Delaware limited liability company

Witness: /s/ Jamie Curry	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title:Executive Vice President

Witness: /s/ Kimberly J. King

SUMMERVILLE AT PRINCE WILLIAM, INC.,
a Delaware corporation

Witness:/s/ Jamie Curry	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title:Executive Vice President

Witness: /s/ Kimberly J. King

[Signature pagescontinue on next page]

Signature Page to Amended and Restated Master Lease and Security Agreement

LESSOR:

HCP AUR1 CALIFORNIA A PACK, LLC,
a Delaware limited liability company

By: HCP Partners, LP, a Delaware limited partnership, its member

By: HCP MOB, Inc., a Delaware corporation, its general partner

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP EMOH, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP HAZEL CREEK, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

Signature Page to Amended and Restated Master Lease

HCP MA2 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP,
a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP,
a Delaware limited partnership

By: HCP MA2 GP Holding, LLC,
a Delaware limited liability company,
their general partner

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP MA3 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP,
a Delaware limited partnership

HCP MA3 WASHINGTON, LP,
a Delaware limited partnership

By: HCP MA3 A Pack GP, LLC,
a Delaware limited liability company,
their general partner

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

Signature Page to Amended and Restated Master Lease

HCP SENIOR HOUSING PROPERTIES TRUST, a Delaware statutory trust

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP SH ELDORADO HEIGHTS LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP SH ELP1 PROPERTIES, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP SH ELP2 PROPERTIES, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

Signature Page to Amended and Restated Master Lease

HCP SH ELP3 PROPERTIES, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP SH LASSEN HOUSE, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP SH MOUNTAIN LAUREL, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP SH MOUNTAIN VIEW, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

Signature Page to Amended and Restated Master Lease

HCP SH RIVER VALLEY LANDING, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP SH SELLWOOD LANDING, LLC,
a Delaware limited liability company

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP ST1 COLORADO, LP,
a Delaware limited partnership

By: HCP ST1 Colorado GP, LLC,
a Delaware limited liability company,
its general partner

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

HCP, INC.,
a Maryland corporation

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

Signature Page to Amended and Restated Master Lease

HCPI TRUST,
a Maryland real estate investment trust

Witness:/s/ Elsa Bergstrom	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title:Executive Vice President

Witness:/s/ Sumie Branch

Signature Page to Amended and Restated Master Lease

REAFFIRMATION AND CONSENT OF GUARANTORS

Each of the undersigned guarantors hereby (i) reaffirms all of its obligations under the applicable Existing Guaranties and (ii) consents to the amendment and restatement of the Existing Leases pursuant to the foregoing Lease.

Signed, sealed and delivered in the presence of: /s/ Jamie Curry_________________ Name: Jamie Curry /s/ Kimberly J. King_____________ Name: Kimberly J. King	SUMMERVILLE SENIOR LIVING, INC., a Delaware corporation By:/s/ H. Todd Kaestner___________ Name: H. Todd Kaestner Title: Executive Vice President
Signed, sealed and delivered in the presence of: /s/ Jamie Curry__________________ Name: Jamie Curry /s/ Kimberly J. King______________ Name: Kimberly J. King	EMERITUS CORPORATION, a Washington corporation By:/s/ H. Todd Kaestner___________ Name: H. Todd Kaestner Title: Executive Vice President
Signed, sealed and delivered in the presence of: /s/ Jamie Curry__________________ Name: Jamie Curry /s/ Kimberly J. King______________ Name: Kimberly J. King	BROOKDALE SENIOR LIVING INC., a Delaware corporation By:/s/ H. Todd Kaestner___________ Name: H. Todd Kaestner Title: Executive Vice President

Signature Page to Amended and Restated Master Lease

EXHIBIT A-1

(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated InitialInvestment)

(See attached.)

Exhibit A-1-1

EXHIBIT A-1 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension
1168	Palm Springs, Emeritus at	1780 E Baristo Rd	Palm Springs	CA	88	60-unit assisted living care, 28-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
1167	Santa Rosa, Emeritus at	30 Fountaingrove Pkwy	Santa Rosa	CA	161	92-unit assisted living care, 24-unit Alzheimer’s care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
1155	Yorba Linda, Emeritus at	17803 Imperial Hwy	Yorba Linda	CA	158	90-unit assisted living care, 23-unit Alzheimer’s care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
1234	Green Mountain, Emeritus at	12791 W Alameda Pkwy	Denver	CO	160	91-unit assisted living care, 24-unit Alzheimer’s care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2086	Newnan, Emeritus at	355 Milliard Farmer Industrial Blvd	Newnan	GA	53	32-unit independent living care, 21-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2066	Courtyard Gardens, Emeritus at	1000 River Centre Pl	Lawrenceville	GA	48	36-unit assisted living care, 12-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2108	Lake Springs, Emeritus at	4355 S Lee St	Buford	GA	48	32-unit assisted living care, 16-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2109	Lake Springs Cottages, Emeritus at	4355 S Lee St	Buford	GA	24	24-unit independent care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2115	Murray, Emeritus at	905 Glendale Rd	Murray	KY	84	84-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2081	Oak Tree Village, Emeritus at	363 Jungermann Rd	Saint Peters	MO	185	185-unit independent living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2168	Willow Ridge, Emeritus at	1500 East 11th St	Mc Cook	NE	91	57-unit independent living care, 34-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
1599	Marlton Crossing Emeritus at	1979 Rte 70 E	Cherry Hill	NJ	109	87-unit assisted living care, 22-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-

EXHIBIT A-1 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension
2161	Sandia Springs, Emeritus at	1000 Riverview Dr Se	Rio Rancho	NM	113	12-unit independent living care, 84-unit assisted living care, 17-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2122	Magnolia Gardens	3211 Chandler Rd	Muskogee	OK	36	25-unit assisted living care, 11-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2070	Heritage Place	1380 N Heritage Ln	Tahlequah	OK	39	39-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2058	Lakeside	2201 3rd Ave	Stayton	OR	62	62-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2056	Lakeside Cottages	2201 3rd Ave	Stayton	OR	12	12-unit independent living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2051	Springfield - The Briarwood, Emeritus at	4865 Main St	Springfield	OR	126	4-unit independent living care, 122-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2057	Springfield - The Woodside, Emeritus at	4851 Main St	Springfield	OR	53	53-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2151	Park Place, Emeritus at	8445 Sw Hemlock	Portland	OR	112	112-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2063	Grayson View, Emeritus at	29 Grayson View Ct	Selinsgrove	PA	81	73-unit assisted living care, 8-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2067	Lexington Gardens	190 Mc Swain Dr	West Columbia	SC	72	72-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2060	Legacy Crossing, Emeritus at	910 Murfreesboro Rd	Franklin	TN	124	124-unit independent living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2068	Clearlake, Emeritus at	14101 Bay Pointe Ct	Houston	TX	91	67-unit assisted living care, 24-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2113	Holiday Lane Estates, Emeritus at	6155 Holiday Ln	North Richland Hills	TX	50	50-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-

EXHIBIT A-1 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension
2141	Moses Lake	8425 Aspi Blvd Ne	Moses Lake	WA	74	4-unit independent living care, 70-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2102	Quail Hollow	221 Torbett St	Richland	WA	36	36-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2172	Dry Creek	818 E Mountain View	Ellensburg	WA	75	5-unit independent living care, 70-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2142	Absaroka, Emeritus at	2401 Cougar Ave	Cody	WY	46	46-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2096	Montclair Park, Emeritus at	1250 Ne Lincoln Rd	Poulsbo	WA	109	85-unit assisted living care, 24-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
2055	Meadowlark, Emeritus at	351 Bruce St	Yreka	CA	72	58-unit assisted living care, 14-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
1007	San Dimas, Emeritus at	1740 San Dimas Avenue	San Dimas	CA	158	90-unit assisted living care, 23-unit Alzheimer’s care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
1159	Willoughby, Emeritus at	35300 Kaiser Ct	Willoughby	OH	90	60-unit assisted living care, 30-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2146	Highline, Emeritus at	1640 South Quebec Wy	Denver	CO	66	66-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2157	Woodstock, Emeritus at	756 Neese Rd	Woodstock	GA	72	58-unit assisted living care, 14-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2167	Sweetwater, Emeritus at	1600 Lee Rd	Lithia Springs	GA	54	36-unit assisted living care, 18-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2105	Flint River, Emeritus at	250 Water Tower Ct	Macon	GA	36	36-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-

EXHIBIT A-1 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension
2130	Mountain View, Emeritus at	548 Main St	Ashland	OR	112	74-unit independent living care, 38-unit assisted living care, and such other uses necessary or incidental to such use	14 Years	10 years	10 Years and 11 Months	[***]
	Total Lease Pool 1 (38 Properties)				3,180					[***]
2128	Lassen House, Emeritus at	705 Luther Rd	Red Bluff	CA	60	44-unit assisted living care, 16-unit Alzheimer’s care, and such other uses necessary or incidental to such use	6 Years (1)	-	-	[***]
2159	Osprey Court, Emeritus at	320 Sw Hill Rd	Mcminnville	OR	31	31-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
	Lease Pool 1 Disposition (2 Properties)				91					[***]
0281	Westminster, Emeritus at	45 Washington Road	Westminster	MD	54	43-unit assisted living care, 11-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
2194	Springtree, Emeritus at	4201 Springtree Dr	Sunrise	FL	181	168-unit assisted living care, 13-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	4 Years	[***]
0731	Ocoee, Emeritus at	80 North Clarke Road	Ocoee	FL	85	72-unit assisted living care, 13-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
0733	Stafford, Emeritus at	1275 Route 72 West	Manahawkin	NJ	77	66-unit assisted living care, 11-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]
0506	Friendswood, Emeritus at	1310 Friendswood Drive South	Friendswood	TX	112	12-unit independent living care, 70-unit assisted living care, 30-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
0746	Beckett Lake, Emeritus at	2155 Montclair Road	Clearwater	FL	116	106-unit assisted living care, 10-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]
0862	Oak Park, Emeritus at	650 East Minnehaha Avenue	Clermont	FL	62	52-unit assisted living care, 10-unit Alzheimer’s care, and such other uses necessary or incidental to such use	14 Years	10 Years	8 Years	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-

Lease Pool 1 Delayed Commencement (7 Properties)	687	[***]
Total Lease Pool 1 (47 Properties)	3,958	[***]

Note: The initial and renewal terms set forth in the exhibits for any facility shall in no event exceed 80% of the estimated useful life of such facility (as determined as of the date of the lease)

1) Ground lease expires 2020, assuming the exercise of a 5-year extension option in 2015. The initial lease term will expire in conjunction with the ground lease

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-

EXHIBIT A-1.1

Initial Allocated Minimum Rent - Pool 1

HCP #	Facility Name	July 2014	August 2014	September 2014	October 2014	November 2014	December 2014	Full Year 2014	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
1168	Palm Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1167	Santa Rosa, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1155	Yorba Linda, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1234	Green Mountain, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2086	Newnan, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2066	Courtyard Gardens, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2108	Lake Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2109	Lake Springs Cottages, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2115	Murray, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2081	Oak Tree Village, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2168	Willow Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1599	Marlton Crossing, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2161	Sandia Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2122	Magnolia Gardens	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2070	Heritage Place	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2058	Lakeside	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2056	Lakeside Cottages	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2051	Springfield - The Briarwood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2057	Springfield - The Woodside, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2151	Park Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2063	Grayson View, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2067	Lexington Gardens	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2060	Legacy Crossing, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2068	Clearlake, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2113	Holiday Lane Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2141	Moses Lake	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2102	Quail Hollow	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2172	Dry Creek	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-

HCP #	Facility Name	July 2014	August 2014	September 2014	October 2014	November 2014	December 2014	Full Year 2014	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
2142	Absaroka, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2096	Montclair Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2055	Meadowlark, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1007	San Dimas, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1159	Willoughby, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2146	Highline, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2157	Woodstock, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2167	Sweetwater, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2105	Flint River, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2130	Mountain View, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Lease Pool 1 (38 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2128	Lassen House, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2159	Osprey Court, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Purchase Option Properties (2 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0281	Westminster, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2194	Spring Tree	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0731	Ocoee, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0733	Stafford, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0506	Friendswood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0746	Beckett Lake, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0862	Oak Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Delayed Commencement (7 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Total Lease Pool 1 (47 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Palm Springs, California)

PARCEL 1:

LOTS 1 THROUGH 9 OF SAN JACINTO ESTATES, IN THE CITY OF PALM SPRINGS, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 30, PAGE 31 OF MAPS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 2:

THAT PORTION OF LOT “A” VACATED BY THE CITY OF PALM SPRINGS BY RESOLUTION NO. 12332, RECORDED OCTOBER 5, 1977 AS INSTRUMENT NO. 196825 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, ADJACENT TO LOTS 1 THROUGH 6 AND LOTS 8 AND 9 OF SAN JACINTO ESTATES ANNEX, IN THE CITY OF PALM SPRINGS, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE. IN BOOK 30, PAGE 31 OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

AS SHOWN ON LOT LINE ADJUSTMENT RECORDED ON NOVEMBER 25, 1998 AS INSTRUMENT NO. 513186.

EXCEPTING AS TO EACH PARCEL OIL, GAS OR MINERAL RIGHTS.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Santa Rosa, California)

ALL OF THOSE LOTS OR PARCELS OF LAND LOCATED IN SONOMA COUNTY, CALIFORNIA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LYING WITHIN SECTION 2, TOWNSHIP 7 NORTH, RANGE 8 WEST, M.D.B. & M., AND BEING A PORTION OF THE LANDS OF FOUNTANGROVE - HIGHWAY COMMERCIAL, AS SAID LANDS ARE DESCRIBED BY DEED RECORDED UNDER DOCUMENT NO. 83083833, OFFICIAL RECORDS OF SONOMA COUNTY AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 3/4 INCH IRON PIPE AT THE NORTHEAST CORNER OF PUMP SITE NO. 1 AS SHOWN ON THAT “RECORD OF SURVEY OF FOUNTAIN GROVE PARKWAY” ON FILED IN BOOK 216 OF MAPS AT PAGE 39 TO 47, SONOMA COUNTY RECORDS AND RUNNING THENCE ALONG THE SOUTHERLY EDGE OF SAID PARKWAY NORTH 82° 14’ 00” EAST 132.76 FEET; THENCE ON A CURVE TO THE RIGHT WITH A RADIUS OF 957.00 FEET, THROUGH A CENTRAL ANGLE OF 18°31’ 15”, FOR A LENGTH OF 309.35 FEET; THENCE ON A CURVE TO THE LEFT WITH A RADIUS OF 543.00 FEET, THROUGH A CENTRAL ANGLE OF 14° 48’ 26” FOR A LENGTH OF 150.33 FEET TO A POINT OF CUSP; THENCE ON A CURVE TO THE LEFT FROM A TANGENT WHICH BEARS SOUTH 1° 48’ 50” WEST, WITH A RADIUS OF 235.00 FEET, THROUGH A CENTRAL ANGLE OF 63° 37’ 47” FORA LENGTH OF 260.98 FEET; THENCE SOUTH 61° 48’ 57” EAST 107.40 FEET; THENCE ON A CURVE TO THE RIGHT WITH A RADIUS OF 310.00 FEET, THROUGH A CENTRAL ANGLE OF 25° 10’ 29” FOR A LENGTH OF 136.21 FEET TO THE SOUTHERLY LINE OF THE LANDS OF FOUNTAIN GROVE - HIGHWAY COMMERCIAL; THENCE NORTH 89° 44’ 07” WEST, 830.00 FEET; THENCE NORTH 0° 15’ 53” EAST, 50.00 FEET; THENCE NORTH 22° 06’55” WEST 118.43 FEET; THENCE NORTH 7° 46’ 00” WEST 127.00 FEET TO THE SOUTHEAST CORNER OF PUMP SITE, NO. 1 AS DESCRIBED BY DEED RECORDED UNDER DOCUMENT NO. 83025777, OFFICIAL RECORDS, OF SONOMA COUNTY; THENCE NORTH 7° 46’ 00” WEST 63.00 FEET TO THE POINT OF BEGINNING.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Yorba Linda, California)

All that real property located in the City of Yorba Linda, County of Orange, State of California, described as follows:

Parcel 1 of Parcel Map No. 97-188, as shown on map filed in Book 316, Pages 18 to 20 inclusive of Parcel Maps, records of Orange County, California.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Lakewood, Colorado)

LOT 3, BLOCK 1,
GREEN MOUNTAIN OFFICE PARK, FILING NO. 3,
LOT LINE ADJUSTMENT NO. 1 PLAT, ACCORDING TO THE PLAT THEREOF, RECORDED OCTOBER 27, 1997 IN BOOK 137, PAG3 60, RECEPTION NO. F0498537,

COUNT OF JEFFERSON,
STATE OF COLORADO.

TAX SCHEDULE NO. 426843.

Which property was acquired by CNL Retirement ST1 Colorado, LP, a Delaware limited partnership in deed recorded April 3, 2003 at Reception No. F1715249.

Exhibit A-1-

Exhibit A-1 – Continued

_______

Description of Land

(Newnan, Georgia)

[See attached.]

Exhibit A-1-

Exhibit A-1 – Continued

TRACT A LEGAL DESCRIPTION (Georgian Place):

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY, GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT A POINT WHERE THE WEST LINE OF LAND LOT 73 INTERSECTS THE ORIGINAL NORTHERLY RIGHT-OF-WAY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE FOLLOWING SAID ORIGINAL NORTHERLY RIGHT-OF-WAY AND THE CURVATURE THEREOF A DISTANCE OF 146.45 FEET TO A CONCRETE RIGHT-OF-WAY MARKER, SAID ARC BEING SUBTENDED BY A CHORD BEARING NORTH 68°46’12” EAST A DISTANCE OF 146.36 FEET AND A RADIUS OF 1209.71 FEET; THENCE CONTINUING ALONG SAID ORIGINAL NORTHERLY RIGHT-OF-WAY NORTH 65°49’12” EAST A DISTANCE OF 760.64 FEET TO A POINT; THENCE NORTH 01°55’16” WEST, A DISTANCE OF 51.28 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD (85 FEET TO CENTERLINE) AND THE TRUE POINT OF BEGINNING; THENCE NORTH 01°55’16” WEST A DISTANCE OF 45.12 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 16°57’05” WEST A DISTANCE OF 752.70 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 53°10’40” EAST A DISTANCE OF 44.39 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 87°30’17” EAST A DISTANCE OF 570.53 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 17°43’28” WEST A DISTANCE OF 169.90 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 27°39’55” WEST A DISTANCE OF 497.00 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 04°43’07” EAST A DISTANCE OF 115.17 FEET TO A PONT ON THE NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY SOUTH 65°48’24” WEST, A DISTANCE OF 122.45 FEET TO A POINT, BEING THE TRUE POINT OF BEGINNING.

SAID TRACT CONTAINING A TOTAL OF 5.899 ACRES OR 256972 SQUARE FEET OF LAND AND SHOWN AS TRACT A.

TRACT B LEGAL DESCRIPTION:

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY, GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT A PONT WHERE THE WEST LINE OF LAND LOT 73 INTERSECTS THE ORIGINAL NORTHERLY RIGHT-OF-WAY OP MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE FOLLOWING SAID ORIGINAL NORTHERLY RIGHT-OF-WAY AND THE CURVATURE THEREOF A DISTANCE OF 146.45 FEET TO A CONCRETE RIGHT-OF-WAY MARKER, SAID ARC BEING SUBTENDED BY A CHORD BEARING NORTH 68°46’12” EAST A DISTANCE OF 146.36 FEET AND A RADIUS OF 1209.71 FEET; THENCE CONTINUING ALONG SAID ORIGINAL NORTHERLY RIGHT-OF-WAY NORTH 65°49’12” EAST A DISTANCE OF 760.64 FEET TO A POINT; THENCE NORTH 24°12’55” WEST, A DISTANCE OF 29.45 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD (67 FEET TO CENTERLINE) AND THE TRUE POINT OF BEGINNING; THENCE NORTH 24°12’55” WEST A DISTANCE OF 200.53 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 63°30’06” WEST A DISTANCE OF 180.04 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 29°52’20” WEST A DISTANCE OF 390.13 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 49°36’51” EAST A DISTANCE OF 207.75 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 52°12’57” EAST A DISTANCE OF 87.10 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 16°57’05” EAST A DISTANCE OF 752.70 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 01°55’16” EAST A DISTANCE OF 64.57 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY SOUTH 65°48’24” WEST A DISTANCE OF 12.07 FEET TO A POINT, BEING THE TRUE POINT OF BEGINNING.

SAID TRACT CONTAINING A TOTAL OF 2.874 ACRES OR 125178 SQUARE FEET OF LAND AND SHOWN AS TRACT B.

TRACT C-2 LEGAL DESCRIPTION:

ALL THAT TRACT OR PARCEL OF LAND LYING IN AND BEING IN LAND LOTS 72 AND 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIRED AS FOLLOWS:

COMMENCE AT A ONE-HALF INCH REBAR WHERE THE WEST LINE. OF LAND LOT 73 INTERSECTS THE NORTHERLY RIGHT OF WAY OF MILLARD C. FARMER INDUSTRIAL BOULEVARD, THENCE FOLLOWING SAID NORTHERLY RIGHT OF WAY SOUTH 73 DEGREES 47 MINUTES 42” WEST A DISTANCE OF 56.24 FEET TO A POINT.

THENCE NORTH 23 DEGREES 22 MINUTES 14 SECONDS WEST A DISTANCE OF 317.93 FEET TO A POINT, SAID POINT BEING THE TRUE POINT OF BEGINNING.

THENCE NORTH 63 DEGREES 22 MINUTES 30 SECONDS EAST AT A DISTANCE OF 844.55 FEET TO A ONE-HALF INCH REBAR.

THENCE NORTH 29 DEGREES 52 MINUTES 20 SECONDS WEST A DISTANCE OF 390.13 FEET TO A ONE-HALF INCH REBAR.

THENCE SOUTH 40 DEGREES 14 MINUTES 11 SECONDS WEST A DISTANCE OF 119.19 FEET TO A ONE-HALF INCH REBAR.

THENCE SOUTH 75 DEGREES 13 MINUTES 51 SECONDS WEST A DISTANCE OF 74.93 FEET TO A POINT.

THENCE NORTH 85 DEGREES 54 MINUTES 45 SECONDS WEST A DISTANCE OF 194.42 FEET TO A THREE-FOURTHS INCH REBAR.

THENCE SOUTH 29 DEGREES 06 MINUTES 01 SECONDS WEST A DISTANCE OF 627.78 FEET TO A POINT.

THENCE SOUTH 05 DEGREES 30 MINUTES 26 SECONDS FAST A DISTANCE OF 72.72 FEET TO A POINT.

THENCE NORTH 89 DEGREES 44 MINUTES 00 SECONDS EAST A DISTANCE OF 81.04 FEET TO THE POINT OF BEGINNING

SAID TRACT CONTAINING A TOTAL OF 6.53 ACRES, 284,356.80 SQ. FT. MORE OR LESS.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Courtyard Gardens Assisted Living and Memory Care Community)

A parcel of land lying in and being part of Land Lot 33 of the 7th Land District of Gwinnett County, Georgia, and being more particularly described as follows:

Commencing at the intersection of the Southerly right-of-way line of Riverside Parkway, a 100-foot right-of-way, with the line common to Land Lot 32 and Land Lot 33; thence on last said line, South 08 degrees 39 minutes 49 seconds West, 1362.61 feet to the point of beginning and a point on a curve, said point having a radial bearing of South 46 degrees 18 minutes 53 seconds East and being on the cul-de-sac of River Centre Place, a 40-foot easement for ingress, egress and utilities; thence, on the line of said cul-de-sac, around and along a curve to the left, said curve having a radius of 45.00 feet and a central angle of 110 degrees 00 minutes 55 second, an arc distance of 86.41 feet (South 11 degrees 19 minutes 21 seconds East, 73.73 feet, chord bearing and distance) to a point on said curve; thence, radial to last said curve, South 23 degrees 40 minutes 25 seconds West, 288.11 feet; thence, South 05 degrees 00 minutes 04 seconds, 80.40 feet to the Northerly right-of-way line of State Highway No. 120, a right-of-way of varied width as now established; thence, on said Northerly right-of-way line, South 84 degrees 59 minutes 56 seconds West, 18.12 feet to a point of curvature; thence, continue on said Northerly right-of-way line, around and along a curve to the left, said curve having a radius of 5799.58 feet and a central angle of 00 degrees 12 minutes 58 seconds, an arc distance of 21.88 feet (South 84 degrees 53 minutes 27 seconds West, 21.88 feet, chord bearing and distance) to a point on said curve; thence, North 05 degrees 00 minutes 04 seconds West, 65 feet, more or less, to the centerline of Yellow River, thence Westerly, Northerly, Easterly by and along said centerline of Yellow River and following the meandering thereof, 1114 feet, more or less to a point which bears North 46 degrees 19 minutes 10 seconds West from the point of beginning; thence, South 46 degrees 19 minutes 10 seconds East, 367 feet, more or less, to the point of beginning.

Said parcel being 5.17 acres (225.205 Square Feet), more or less, in area.

Together with a non-exclusive, perpetual easement for ingress, egress and utilities over and upon the following described lands:

From the above described point of beginning and on the cul-de-sac of River Centre Place, around and along a curve to the right, said curve having radius of 45.00 feet and a central angle of 108 degrees 02 minutes 02 seconds, an arc distance of 84.85 feet (South 82 degrees 17 minutes 52 seconds East 72.8 feet, chord bearing and distance) to a point of reverse curve; thence, around and along a curve to the left, said curve having a radius of 15.00 feet and a central angle of 54 degrees 18 minutes 53 seconds, an arc distance of 14.22 feet (South 55 degrees 26 minutes 18 seconds East, 13.69 feet, chord bearing and distance) to a point of tangency; thence, south 82 degrees 35 minutes 44 seconds East 353.71 feet to a

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Courtyard Gardens Assisted Living and Memory Care Community)

point of curvature thence, around and along a curve to the left, said curve having a radius of 100.00 feet and a central angle of 54 degrees 37 minutes 06 seconds, an arc distance of 95.33 feet (North 70 degrees 05 minutes 43 seconds East, 91.76 feet, chord bearing and distance) to a point of tangency; thence, North 42 degrees 47 minutes 10 seconds East, 6.47 feet to a point of curvature; thence, around and along a curve to the left, said curve having a radius of 20.00 feet and a central angle of 93 degrees 50 minutes 01 seconds, an arc distance of 32.75 feet (North 04 degrees 07 minutes 51 seconds) West; 29.21 feet, chord bearing and distance) to a point on the Southwesterly right-of-way line of McKendree Church Road, a 60-foot: right-of-way as now established, and a point on a curve, said point having a radial bearing of South 38 degrees 57 minutes 09 seconds West; thence, on said Southwesterly right-of-way line, around and along a curve to the right, said curve having a radius of 424.00 feet and a central angle of 11 degrees 22 minutes 13 seconds, an arc distance of 84.14 feet (South 45 degrees 21 minutes 45 seconds East; 84.00 feet chord bearing and distance) to a point on said curve; thence, around and along a curve to the left, said curve having a radius of 20.00 feet and a central angle of 97 degrees 32 minutes 12 seconds, an arc distance of 34.05 feet (North 88 degrees 26 minutes 44 seconds West, 30.08 feet, chord bearing and distance) to a point of tangency; thence South 42 degrees 47 minutes 10 seconds West, 30.88 feet to a point of curvature; thence, around and along a curve to the right, said curve having a radius of 140.00 feet and a central angle of 54 degrees 37 minutes 06 seconds, an arc distance of 133.46 feet (South 70 degrees 05 minutes 43 seconds West, 128.46 feet, chord bearing and distance) to a point of tangency; thence, North 82 degrees 35 minutes 44 seconds West, 353.71 feet to a point of curvature; thence, around and along a curve to the left, said curve having a radius of 15.00 feet and a central angle of 54 degrees 18 minutes 53 seconds, an arc distance of 14.22 feet (South 70 degrees 14 minutes 50 seconds West, 13.69 feet, chord hearing and distance) to a point of reverse curve; thence, around and along curve to the right, said curve having a radius of 45.00 feet and a central angle of 180 degrees 35 minutes 44 seconds, an arc distance of 141.84 feet (North 46 degrees 36 minutes 45 seconds West, 90.00 feet, chord bearing and distance) to the point of beginning.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Lake Springs Assisted Living and Memory Care Community)

BEING ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 260 OF THE 7TH DISTRICT, GWINNETT COUNTY, GEORGIA IN THE CITY OF BUFORD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT, SAID POINT BEING AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY OF SOUTH LEE STREET, (100’ RIGHT-OF-WAY) AND THE EAST RIGHT-OF-WAY OF MADDOX ROAD, (VARIABLE RIGHT-OF-WAY), THENCE 1442.8 FEET NORTH AND NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT-OF-WAY TO A POINT SAID POINT BEING THE TRUE POINT OF BEGINNING, THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC DISTANCE OF 84.60 FEET, THE CHORD OF WHICH BEARS N29°33’29”W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT THENCE N53°14’01”E, A DISTANCE OF 21.90 FEET TO A POINT; THENCE N36°45’19”W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53°14’01”W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N36°16’27”W FOR A CHOW DISTANCE OF 38.54 FEET TO A POINT; THENCE N39°13’34”W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY; N53°4’26”E, A DISTANCE OF

390.84 FEET TO A POINT; THENCE S35°41’07”E, A DISTANCE OF 283.13 FEET TO A PONT; THENCE S54°18’53”W, A DISTANCE OF 400.09 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Lake Springs Senior Living Community Cottages

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 260 OF THE 7TH LAND DISTRICT, GWINNETT COUNTY, GEORGIA, IN THE CITY OF BUFORD, AND BEING THE PROPERTY OWNED BY SWAN ENTERPRISES, LLC, AS DESCRIBED IN DEED BOOK 15188, PAGE 85 AND A 0.24 ACRE TRACT AS DESCRIBED IN DEED BOOK 15852, PAGE 71, IN THE CLERK OF SUPERIOR COURT, GWINNETT COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH LEE STREET (100 FEET RIGHT-OF-WAY) LOCATED 1442.8 FEET NORTH AND NORTHWESTERLY AS MEASURED ALONG THE EAST AND NORTHEASTERLY RIGHT-OF-WAY LINE, AND FOLLOWING THE CURVATURE THEREOF, FROM THE POINT OF INTERSECTION OF SAID RIGHT-OF-WAY WITH THE EAST RIGHT-OF-WAY OF SOUTH LEE STREET AND THE NORTHEAST RIGHT-OF-WAY LINE OF MADDOX ROAD; (VARIABLE RIGHT-OF-WAY); SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE RUNNING NORTHWEST ALONG THE NORTHEAST RIGHT-Of-WAY LINE OF SOUTH LEE STREET, AND FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD WHICH BEARS N29°33’16”W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT; THENCE N53°13’54”E, A DISTANCE OF 21.90 FEET TO A

POINT; THENCE N36°46’06”W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53°13’54”W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD WHICH BEARS N36°16’34”W FOR A CHORD DISTANCE OF 38.54 FEET TO A POINT; THENCE N36°13’41”W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE N36°13’41”W, A DISTANCE OF 170.63 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY N53°33’10”E, A DISTANCE OF 174.95 FEET TO A POINT; THENCE N72°29’38”E, A DISTANCE OF 123.64 FEET TO A POINT; THENCE N67°36’35”E, A DISTANCE OF 254.34 FEET TO A POINT; THENCE N67°38’53”E, A DISTANCE OF 204.01 FEET TO A POINT; THENCE SI2°28’37”E, A DISTANCE OF 99.59 FEET TO A POINT; THENCE N77°47’39”E, A DISTANCE OF 99.31 FEET TO A POINT; THENCE S74°55’37”E, A DISTANCE OF 228.75 FEET TO A POINT; THENCE S54°18’53”W, A DISTANCE OF 542.52 FEET TO A POINT; THENCE S54°18’53”W, A DISTANCE OF 400.09 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH REAL ESTATE EASEMENT RIGHTS ESTABLISHED BY DECLARATION AND GRANT OF INGRESS/EGRESS EASEMENT RIGHTS BY AND AMONG SWAN ENTERPRISES, L.L.C. AND ELDER HEALTHCARE DEVELOPERS, LLC, DATED JANUARY 8, 1999, AND RECORDED IN DEED BOOK 17914, PAGE 27, RECORDS OF GWINNETT COUNTY, GEORGIA.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Lake Springs Senior Living Community Cottages)

LESS AND EXCEPT THE FOLLOWING:

COMMENCING AT A POINT FOUND ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH LEE STREET (100 FEET RIGHT-OF-WAY) LOCATED 1442.8 FEET NORTH AND NORTHWESTERLY AS MEASURED ALONG THE EAST AND NORTHEASTERLY RIGHT-OF-WAY LINE, AND FOLLOWING THE CURVATURE THEREOF, FROM THE POINT OF INTERSECTION OF SAID RIGHT-OF-WAY WITH THE EAST RIGHT-OF-WAY OF SOUTH LEE STREET AND THE NORTHEAST RIGHT-OF-WAY LINE OF MADDOX ROAD; THENCE RUNNING ALONG THE NORTHEAST RIGHT-OF-WAY LINE OF SOUTH LEE STREET, AND FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD OF WHICH BEARS N 29°33’36” W FOR A DISTANCE OF 84,57 TO A POINT; THENCE ALONG SAID RIGHT-OF-WAY N 53°13’54” E, A DISTANCE OF 21.90 FEET TO A POINT; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY N 36°46’06” W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S 53°13’54” W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE NORTHWEST ALONG SAID RIGHT-OF-WAY, AND FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.32 FEET, AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N 36°16’34” W FOR A DISTANCE OF 38.54 FEET TO A POINT; CONTINUE THENCE ALONG SAID RIGHT-OF-WAY N 36°13’11” W, A DISTANCE Of 280.59 FEET TO A POINT; SAID POINT BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY N 36°13’41” W, A DISTANCE OF 60.00 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY LINE N 72°29’38” E, A DISTANCE OF 184.72 FEET TO A POINT; THENCE S53°32’23” W, A DISTANCE OF 174.95 FEET TO THE TRUE POINT OF BEGINNING;

LESS AND EXCEPT THE FOLLOWING:

COMMENCING AT A POINT, SAID POINT BEING AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY OF SOUTH LEE STREET, (100’ RIGHT-OF-WAY) AND THE EAST RIGHT-OF-WAY OF MADDOX ROAD, (VARIABLE RIGHT-OF-WAY), THENCE 1442.8 FEET NORTH AND NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT-OF-WAY TO A POINT, SAID POINT BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD OF WHICH BEARS N29°33’29”W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT; THENCE N53°14’01”E, A DISTANCE OF 21.90 FEET TO A POINT; THENCE N36°45’59”W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53°14’01”W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT

HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N36°16’27”W FOR A CHORD DISTANCE OF 38.54 FEET TO A POINT; THENCE N39°13’34”W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY; N53°46’26”E, A DISTANCE OF 390.84 FEET TO A POINT; THENCE S35°41’07”E, A DISTANCE Of 283.13 FEET TO A POINT; THENCE S54°18’53”W, A DISTANCE OF 400.09 FEET TO THE TRUE POINT OF BEGINNING.

APN: R7560 017

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Murray, Emeritus at) (Glendale Place)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CALLOWAY, STATE OF KENTUCKY, AND IS DESCRIBED AS FOLLOWS:

Legal description of a tract of land situated in the City of Murray, County of Calloway, State of Kentucky, being a part of the Southwest Quarter of Section 34, Township 2, Range 4 East and being Lot 2 ofa minor Subdivision Plat of the Glendale Church of Christ, Inc. property as shown by plat of record in Plat Book 19, Page 98, Slide 1810, and being further described as follows:

Beginning at a 1/2” diameter rebar set in the south line of Glendale Road 822.37’East of the centerline of U.S. Highway 641 the northeast corner of Lot1and the northwest corner of Lot 2, described herein;

thence, 30’from and parallel to the centerline of Glendale Road, north 88 deg. 37’ 56” east 515.46’ to a ½” diameter rebar set in the west line of South 9th Street;

thence, south 31 deg. 45’ 01” east 57.96’ to a ½” diameter rebar set in the west line of South 9th Street thence, with the west line of South 9th Street, south 00 deg. 56’ 11” east 350.01’ to a ½” diameter rebar act, the eastern most point ofLot 1 and the southeastern corner of Lot 2;

thence, with the south line of Lot 2, south 88 deg. 37’ 56” west 541.81’ to a ½” diameter rebar set, the southwest corner of Lot 2;

thence, with the west line of Lot 2, north 01 deg. 24’ 53” west 400.00’ to the point of beginning.

As surveyed:

Legal description of a tract of land situated in the City of Murray, County of Calloway, State of Kentucky, being a part of the Southwest Quarter of Section 34, Township 2, Range 4 Eastand being Lot 2 of a Minor Subdivision Plat of the Glendale Church of Christ, Inc. property as shown by plat of record in Plat Book 19, Page 1810. and being further described as follows:

Beginning at an iron pin found located in the South right-of-way line (sixty foot right-of-way) of Glendale Road 822.37 feet East of the centerline of U. S. Highway Number 641, and point being the corner of Lot 1 of the Minor Subdivision of the Glendale Church of Christ, Inc. property as recorded in Plat Book 19, Page 1810 in the Office of the County Clerk of Calloway County, Kentucky; thence a line with said right-of-way line, North 88 degrees 37 minutes 56 seconds East, 515.46 feet to an iron pin set in said right-of-way with its point of intersection of the West right-of-way line of Ninth Street thence a line with said right-of-way line, the next three (3) calls as follows:

South 31 degrees 45 minutes 01 seconds East, 27.77 feet to an iron pin set;
South 01 degrees 20 minutes 47 seconds East, 102.65 feet to a point;
South 00 degrees 51 minutes 15 seconds East, 273.56 feet to a iron pin found in said right-of-way line corner of theaforementioned Lot 2; thence a line with Lot 2, the next two (2) calls as follows:
South 88 degrees 38 minutes 41 seconds West, 526.69 feet to an iron pin found;
North 01 degrees 24 minutes 53 seconds West, 400.04 feet to the point of beginning.

Being in all respects the same property conveyed to BRE/SW Glendale Place, LLC by the following deeds:

1.Deed from Stayton SW Assisted Living, LLC; Glendale at Murray Property, LLC; Arias’ Covak 5, LLC, aka Arias’ Covak-5, LLC, aka Aria’s Covak-5, LLC; Atid’s Covak 5, LLC, aka Atid’s Covak-5, LLC; Davis’ Covak 5, LLC, aka Davis’ Covak-5, LC, Eash’s Covak 5, LLC, aka Eash’s Covak-5, LC, Herman’s Covak 5, LLC, aka Herman’s Covak-5, LC; Kinsy’s Covak 5, LC, aka Kinsey’s Covak-5, LC; Langford’s Covak-5, LC, aka Langford’s Covak-5, LC; Michael’s Covak-5, LC, aka Michael’s Covak-5, LC, aka Nager’s Covak 5, LLC, aka Nager’s Covak-5, LLC; Raber’s Covak 5, LLC, aka Raber’s Covak-5, LLC; Ridge Park’s Covak-5, LLC, aka Ridge Park’s Covak-5, LC; Schneyders’ Covak-5, LC, aka Schneyders’ Covak-5, LC; Stearns’ Covak-5, LC, aka Stearns’ Covak-5, LC, aka Sylla’s Covak 5, LLC, aka Sylla’s Covak-5, LLC; Wolf’s Covak 5, LLC, aka Wolfe’s Covak-5, LLC, Wong’s Covak-5, LC; Yee’s Covak-5, LC, aka Yee’s Covak-5, LC; dated August 5, 2010, of record in Book 859, page 393, Calloway County Clerk’s Office

2.Deed from B Broumand’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 453, aforesaid clerk’s office;

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Murray, Emeritus at) (Glendale Place)

3.Deed front C. Brounond’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 461, aforesaid clerk’s office;

4.Deed from Forsch’s Covak-5, LLC, dated August 5, 2013, of record in BOA 859, page 469, aforesaid clerk’s office;

5.Deed from Gavriel’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 477, aforesaid clerk’s office;

6.Deed from G. Travess’ Covak-5, LLC, aka G Travess’ Covak 5, LLC, dated August 5, 2010, of record in Book 859, page 486, aforesaid clerk’s office;

7.Deed from Levine’s COVAK 5, LLC, aka Levine’s Covak-5, LLC, dated August 5, 2010, of record at Book 859, page 494, aforesaid clerk’s office;

8.Deed front M Travess’Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 504, aforesaid clerk’s office;

9.Deed from Highpointe’s COVAK 5, LLC, aka Highpointe’s Covak-5, LLC, dated August 5, 2010, of record in Book 854, page 512, aforesaid clerk’s office;

10.Deed from New Haven’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 520, aforesaid clerk’s office;

11.Deed from Novak’s Covak 5, LLC, aka Novak’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 528, aforesaid clerk’s office;

12.Deed from NWB’s Covak 5, LLC aka NWB’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 536, aforesaid clerk’s office;

13.Deed from Premiere’s Covak-5, LLC, dated August 5, 2010, inrecord to Book 859, page 549, aforesaid clerk’s office;

14.Deed from Ruderman’s Covak-5, LLC, dated August 5,2010, of record in Book 859, page 557, aforesaid clerk’s office;

15.Deed from Walsh COVAK 5, LLC, aka Walsh’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 566, aforesaid clerk’s office; and

16.Deed from Scott’s COVAK 5, LLC, aka Scott’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 574, aforesaid clerk’s office.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Oak Tree Village, Emeritus at)

Tracts of land in Fractional Section 33, Township 47 North, Range 4 East, in St Charles County, Missouri, bounded on the North by the South line of Gailwood Estates, a subdivision recorded in Plat Book 32, page 159 of the St. Charles County Recorder’s Office and the South line of a tract of land now or formerly of Rachel Hayden Hackman and Cathy Butler by deed recorded in Book 2120, page 181 of the St. Charles CountyRecorder’s Office, East by the West line of Cave Springs Estates Plat 4, a subdivision recorded in Book 20, pages 74, 75 and 76 of the St Charles CountyRecorder’s Office, South by the North line of Tiernann lane, 50 feet wide, and North line of propertynow or formerly of Thomas Borschert, Trustee of the Ethel Patterson Edwards Irrevocable trust bydeed recorded in Book 1423, page 991 of the St Charles County Recorder’s Office, West by the East line of Jungerrnann Road, 80 feet wide; the propertybeing more particularly described as follows:

Beginning at a point in the Western line of aforementioned Cave Springs Estates Plat 4, South 0 degrees 54’ 40” East, 133 00 feet from a found iron pipe at the Northwestern corner of Lot 265 of said subdivision, said beginning point being the Southeastern corner of aforementioned Rachel Hayden Hackman and CathyButler tract; thence along said Western line, South 0 degrees 54’ 40” East 367.00 feet to a found iron pipe; thence continuing along said Western line, South 14 degrees 29’ 15” West, 36430 feet to a found iron pipe, at the Northeastern corner of aforementioned Thomas Borschert Tract; thence along the Northern line of said Borschert tract, South 89 degrees 51’ 15” West, 337.89 feet to a found rebar at the Northwestern corner of said tract; thence along the Western line of said tract, South I degree 24’ 07” East, 149.99 feet to the Southwestern corner of said tract; thence along the Northern line of Tiernann Lanes, 50 feet wide;South 89 degrees 55’ 50” West 265.67 feet to a found rebar; thence along the Eastern line of Jungerrnann Road, 80 feet wide, North 0 degrees 32’ 25” East, 809.14 feet to a point of curve; thence Northwardly along an arc of a curve to the left, having a radius of 2,011.54 feet, a distance of 184.85 feet, having a chord of North 2 degrees 05’ 32” West, 184.78 feet, to a found rebar with a Cap LS2231; thence along the Southern line of aforementioned Gailwood Estates North 89 degrees 09’ 29” East, 482.27 feet to the Northwest corner of aforementioned Hackmann/Butler Tract; thence along the Western line of said tract, South 0 degrees 54’ 40”East, 133.00 feet to the Southwestern corner of said tract; thence along the Southern line of said tract North 89 degrees 09’ 29” East, 200.00 feet to the point of beginning.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Willow Ridge, Emeritus at)

Tract 1:
A tract of land located in the Northeast Quarter of the Southeast Quarter of Section 20, Township 3 North, Range 29, West of the 6th PM, in Red Willow County Nebraska more particularly described as follows: Referring to the east quarter corner of said Section 20, thence on azimuth 179° 30’ along the east section line, a distance of 35.00 feet to the point of beginning thence continuing on azimuth 179° 30’, a distance of 1,100.00 feet to a point, thence on azimuth 270° 07’, a distance of 633.00 feet to a point, thence on azimuth 359° 30’, a distance of 1,10000 feet to a point; thence on azimuth 90° 07’, a distance of 633.00 feet to the point of beginning.

Tract 2:
Lot 1, Kelley Creek Subdivision to the City of McCook, Red Willow County, Nebraska.

Exhibit A-1-

Exhibit A-1 – Continued

DESCRIPTION OF LAND

(Cherry Hill, New Jersey)

LEGAL DESCRIPTION

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF CHERRY HILL, COUNTY OF CAMDEN, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY RIGHT-OF-WAY LINE OF NEW JERSEY STATE HIGHWAY ROUTE 70 (AKA OLD MARLTON PIKE, 116 FEET WIDE) AT THE EASTERLY TERMINUS OF A CURVE CONNECTING SAID SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 WITH THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE (VARIABLE WIDTH) AND EXTENDING FROM SAID CONNECTING CURVE; THENCE

1)RUNNING ALONG AFOREMENTIONED SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70, 33.00 FEET DISTANT AND PARALLEL TO SAID ROAD’S ORIGINAL CENTERLINE, SOUTH 65 DEGREES 02 MINUTES 18 SECONDS EAST, A DISTANCE OF 605.00 FEET TO A POINT ALONG THE SAME, ALSO BEING A CORNER COMMON THE LOTS 1 AND 6, BLOCK 471.01; THENCE

2)RUNNING ALONG AFOREMENTIONED SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 AND RUNNING ALONG A DIVISION LINE COMMON BETWEEN LOTS 1 AND 6, BLOCK 471.01, SOUTH 25 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 489.11 FEET TO A POINT ALONG THE SAME ALSO BEING A CORNER COMMON BETWEEN LOT 1, BLOCK 471.01 WITH LOT 6, BLOCK 471.03; THENCE

3)RUNNING ALONG A DIVISION LINE COMMON TO LOT 1, BLOCK 471.01 WITH LOTS 6, 5, 4, 3 AND 2, BLOCK 471.03, NORTH 47 DEGREES 41 MINUTES 41 SECONDS WEST, A DISTANCE OF 460.52 FEET TO A CORNER COMMON WITH LOTS 3 AND 2 BLOCK 471.01, AND LOT 2, BLOCK 471.03; THENCE

4)RUNNING ALONG A DIVISION LINE COMMON TO LOT 1, BLOCK 471.01 WITH LOTS 2 AND 1, BLOCK 471.03, NORTH 70 DEGREES 16 MINUTES 11 SECONDS WEST, A DISTANCE OF 187.60 FEET TO A POINT AND COMMON CORNER TO LOT 12, BLOCK 471.01 AND LOT 1, BLOCK 471.03; ALSO BEING A POINT ON A CURVE IN THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE; THENCE

Exhibit A-1-

Exhibit A-1 – Continued

5)RUNNING ALONG SAID EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE ON A CURVE TURNING TO THE RIGHT IN A NORTHEASTERLY DIRECTION, HAVING A RADIUS OF 460.00 FEET, AN ARC DISTANCE OF 42.00 FEET, INTERIOR ANGLE OF 5 DEGREES 13 MINUTES 53 SECONDS, CHORD BEARING OF NORTH 22 DEGREES 20 MINUTES 45 SECONDS EAST, CHORD DISTANCE OF 41.99 FEET TO A POINT OF TANGENCY ALONG THE SAME; THENCE

6)CONTINUING ALONG SAID EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE, NORTH 24 DEGREES 57 MINUTES 42 SECONDS EAST, A DISTANCE OF 301.99 FEET TO A POINT ALONG THE SAME, ALSO BEING THE WESTERLY TERMINUS OF THE CONNECTING CURVE BETWEEN THE SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 WITH THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE; THENCE

7)RUNNING ALONG AFOREMENTIONED CONNECTING CURVE TURNING TO THE RIGHT IN A NORTHEASTERLY DIRECTION, HAVING A RADIUS OF 25.00 FEET, AN ARC DISTANCE OF 39.27 FEET, AN INTERIOR ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS. A CHORD BEARING OF NORTH 69 DEGREES 57 MINUTES 42 SECONDS EAST, CHORD DISTANCE OF 35.36 FEET TO A POINT OF TANGENCY AND PLACE OF BEGINNING.

NOTE FOR INFORMATIONAL PURPOSES ONLY:
LOTS 1, 2,3, 4 AND 5, BLOCK 471.01, ON THE OFFICIAL TAX MAP OF THE TOWNSHIP OF CHERRY HILL, COUNTY OF CAMDEN, STATE OF NEW JERSEY.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Sandia Springs Senior Living)

PARCEL 1

Lot 6A, of Riverview Village, City of Rio Rancho, Town of Alameda Grant, Sandoval County, New Mexico, as the same is shown and designated on the plat filed in the office of the County Clerk of Sandoval County, New Mexico, on November 14, 1996 in Vol. 3, folio 1549-B.

PARCEL 2

Lot 7A of Corrales South, as the same is shown and designated on the summary plat of Lots 6B, 7A and 7B, of Corrales South, filed in the office of the County Clerk of Sandoval County, New Mexico, on April 23, 1997 in Vol. 3, folio 1602-A, (Rio Rancho Estates plat Book No. 10, page 22.

PARCEL 3

A Non exclusive easement for the benefit of Lot 6A of Riverview Village, City of Rio Rancho, Town of Alameda Grant, Sandoval County, New Mexico, as the same is shown and designated on the Plat filed in the office of the County Clerk of Sandoval County, New Mexico, on November 14, 1996, in Vol. 3, folio 1549-B, and Lot 7A of Corrales South as the same is shown and designated on the summary plat of Lots 6B, 7A and 7B, of Corrales South, filed in the office of the County Clerk of Sandoval County, New Mexico, on April 23, 1997 in Vol 3, folio 1602-A (Rio Rancho Estates Plat Book No. 10, page 22), Said easement is shown and designated as an Access Easement, Drainage Easement and Public Utility Easement, traversing the northwest portion of Lot 6B on the Summary Plat of Corrales South, filed in the office of the County Clerk of Sandoval County, New Mexico, on April 23, 1997 in Vol 3, folio1602-A, and amended by

That Amendment to Easement recorded June 13, 1997 in Book 400, page 42535, as document no. 12363, records of Sandoval County, New Mexico.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Magnolia Gardens)

Lot 1 in block 1 in Tackett 1st Addition to the City of Muskogee, Muskogee County, Oklahoma, according to the official plat thereof.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Heritage Place Senior Living Community)

A tract of land lying in and being part of the North Half (N/2) of the Northwest Quarter (NW/4) of Section 27, Township 17 North, Range 22 East of the Indian Meridian, Cherokee County, Oklahoma; said tract being more particularly described as follows:

COMMENCING at a Brass cap found for the Northwest corner of said NW/4; Thence (South 661.55 feet (D)), S 02°04’05” E on the West line of said NW/4, a distance of 663.52 feet (F) to a point on said West line; Thence (East 820.54 (D)), N 87°55’55” E perpendicular to said West line, a distance of 820.41 feet (F) to a 3/8” iron rod with cap found for the Northwest corner, said corner being the POINT OF BEGINNING; Thence (N 89°54’24” E 684.7 feet (D)), N 88°07’54” E a distance of 684.90 feet (F) to a 3/8” iron rod with cap found for the Northeast corner; Thence (S 0°15’02” E 330.0 feet (D)), S 02°02’56” E a distance of 329.95 feet (F) to a 3/8’iron rod with cap found for the Southeast corner; Thence (S 89°54’24” W 635.68 feet (D)), S 88°06’14” W a distance of 635,78 feet (F) to a 3/8” iron rod with cap found for the Southwest corner, said corner being a point of curvature; Thence on a curve to the left having a radius of (5229.94 feet, arc length of 66.46 feet, chord bearing N 8°24’18” W, chord length 66.45 feet (D)), 5229.94 feet, an arc length of 66.73 feet with a chord bearing of N 10°21’02” W and a chord length of 66.73 feet (F) to a point; Thence (N 8°46’08” W 267.31 feet (D)), N 10°32’38” W a distance of 267.31 feet (F) to the Point of Beginning.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Lakeside Assisted Living Community)

Lot 6. SANTIAM STATION, in the City of Stayton, Marion County, Oregon.

Excepting therefrom the following described parcel:

Beginning at the SE corner of said Lot 6; thence North 90° 00’ 00” West along the South line of said Lot 6, a distance of 7.00 feet, thence North 03°01’ 31” East, a distance of 132.63 feet; thence South 00° 00’ 00” West, a distance of 132.44 feet to the point of beginning.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Lakeside Assisted Living Community and Cottages)

The Land referred to in this policy is described as follows:

Lot 9, SANTIAM STATION SUBDIVISION, City of Stayton, Marion County, Oregon.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Springfield - The Briarwood, Emeritus at)
(Briarwood)

Parcel 1, of LAND PARTITION PLAT NO. 99-P1265, Lane County Oregon Plat Records, in Lane County, Oregon.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Springfield - The Woodside, Emeritus at)
(Woodside Village)

Parcel 1 of LAND PARTITION PLAT NO. 98-P1192, as filed November 10, 1998, Lane County Oregon Plat Records,Lane County, Oregon.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Park Place, Emeritus at)

PARCEL I:

A tract of land in Sections 25 and 26, Township 1 South, Range 1 West of the Willamette Meridian, in the County of Washington and State of Oregon, being more particularly described as follows:

Commencing at the one-quarter corner between said sections; thence South along the line between said sections 1150.61 feet; thence East at 90° to said section line 308.72 feet to a 5/8 inch iron rod at the Northeast corner of that tract conveyed to Helmer Mork, et ux, in Book 407, page 140, Records of Washington County and the point of beginning of the tract herein to be described; thence South 0°02’18” West 327.27 feet; thence North 89°59’12” West 100.00 feet, thence South 0°02’18” West 300.00 feet; thence North 89°59’12” West 35.00 feet; thence North 33°17’49” West 307.32 feet; thence North 72°44’25” West 169.00 feet to the Easterly line of the Oregon Electric Railway Company right of way thence along said Easterly line North 17°15’35” East, 334.00 feet to a 5/8 inch iron rod; thence North 89°48’09” East 366.43 feet to the point of beginning.

PARCEL II:

A perpetual easement for ingress and egress as granted in deed recorded June 29, 1984, Recorder’s No. 84025405, over a strip of land being 31.00 feet in width and the center line being described as follows:

A tract of land in Section 25, Township 1 South, Range 1 West of the Willamette Meridian, in the County of Washington and State of Oregon, being more particularly described as follows:

Commencing at the one-quarter corner between said Sections 25 and 26; thence South along the line between said sections, 1,150.61 feet; the East at 90° to said section line 308.72 feet to a 5/8 inch iron rod; thence South 0°02’18” West 327.27 feet, thence North 89°59’12” West 100.00 feet, thence South 0°02’18” West 300.00 feet; thence North 89°59’12” West 35.00 feet; thence North 33°17’49” West 155.65 feet to the said center line of the 31.00 foot wide strip herein to be described (the beginning of the Westerly right of way of said 31.00 foot wide strip bears North 33°17’49” West 18.50 feet from said center line and the beginning of the Easterly right of way of said 31.00 foot wide strip bears South 33°17’49” East 18.50 feet from said center line); thence South 23°36’00” West 30.85 feet to a point of curve to the left; thence along said curve having a radius of 55.50 feet and a central angle of 74°10’00” a length of 71.84 feet, said curve subtended by a chord which bears South 13°29’01” East, 66.93 feet; thence South 50°34’00” East 86.00 feet to a point of curve to the right; thence along said curve having a radius of 55.50 feet and a central angle of 90°00’00” a length of 87.18 feet; thence South 39°26’00” West to the Northeasterly right of way line of SW Hemlock Street and the terminus of said strip.

PARCEL III:

An “Emergency Exit Easement” as granted in deed recorded June 29, 1984, Recorder’s No. 84025405 for ingress and egress over the following described property:

A tract of land being 31.00 feet in width in Sections 25 and 26, Township 1 South, Range 1 West of the Willamette Meridian, in the County of Washington and State of Oregon, being more particularly described as follows:

Commencing at a 1/2-inch iron pipe being at the Southwest corner of Tract X-2, and being on the Easterly line of the Oregon Electric Railway Company as shown on the Minor Partition Map dated May 9, 1984 by Chase, Jones & Associates, Inc., said point also being the Southwest corner of that tract conveyed to Helmer A. Mork and Maude M. Mork in Deed Book 407, page 140, Washington County Deed Records thence along the Easterly line of the Oregon Electric Railway Company, North 17°13’35”East 9.29 feet to a point being 40.00 feet, when measured at right angles, from the center line of SW Hall Boulevard, said point being on the proposed Northerly right of way line of SW Hall Boulevard; thence parallel and 40.00 feet from said center line along said proposed Northerly line, South 60°53’21” East 62.84 feet to a point of curve to the right, thence continuing along said proposed Northerly line along said curve having a radius of 326.48 feet and a central angle of 31°01’58”, a distance of 176.83 feet to a point of reverse curve, mid 326.48 foot radius curve subtended by a chord which bears South 45°22’28” East; thence leaving said proposed Northerly line along a curve to the left having a radius of 40.00 feet and a central angle of 7°32’49” a distance of 5.27 feet to the

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Park Place, Emeritus at)

true point of beginning of the tract herein to be described; thence continuing along said curve to the left a distance of 31.44 feet, said curve subtended by a chord which bears South 59°55’02” East 30.63 feet; thence North 32°51’45” East 124.22 feet to a point of non-tangent curve on the Southerly line of a 31 foot wide perpetual casement; thence along said Southerly line on a curve to the right having a radius of 71.00 feet and a central angle of 46°57’22” a distance of 58.19 feet to a point of tangency along said Southerly line, said curve subtended by a chord which bears North 0°07’18” East 56.57 feet; thence South 32°51’45” West 173.29 feet to the true point of beginning.

PARCEL IV

A utility easement as granted in deed recorded June 29, 1984, Recorder’s No. 84025405, over a tract of land being 6.00 feet in width and located in the Southeast one-quarter of Section 26, Township 1 South, Range I West of the Willamette Meridian, in the County of Washington and State of Oregon, being more particularly described as follows:

Commencing at a ½ inch iron pipe being at the Southwest corner of Tract X-2 and being on the Easterly line of the Oregon Electric Railway Company, said point also being on the Southwest corner of that tract conveyed to Helmer A. Mork and Maude M. Mork, in Deed Book 407, page 140, Washington County Deed Records; thence along the Easterly line of the Oregon Electric Railway Company, North 17°15’35” East 9.29 feet to the true point of beginning, said point being 40.00 feet, when measured at right angles, from the center line of SW Hall Boulevard, said point also being on the proposed Northerly right of way line of SW Hall Boulevard; thence continuing North 17°15’35” East along the Easterly line of the Oregon Electric Railway Company, 195.70 feet to a 5/8 inch iron rod at the Northwest corner of Tract X-2; thence along the Northerly line of Tract X-2, South 72°44’25” East 6.00 feet; thence South 17°15’35” West, parallel with the Easterly line of the Oregon Electric Railway Company, 196.96 feet to said proposed Northerly right of way line; thence along said proposed Northerly line North 60°53’21” West 6.13 feet to the true point of beginning.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Grayson View, Emeritus at)

Premises A

All that certain or parcel of land designated as Lot Number 25 on the plan of Subdivision for Grayson View and SITUATE in the Township of Penn, County of Snyder, and Commonwealth of Pennsylvania, more particularly bounded and described as follows:

Beginning at a set iron pin on the Southern right-of-way line of Grayson View Court, said point being the Northeastern corner of Lot Number 26 of said subdivision. Thence along the said Southern right-of-way line of Grayson View Court North 85 degrees 58 minutes 00 seconds East a distance of 132.00 feet to a found iron pin. Thence along Lot Number 24 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 102.00 feet to a set iron pin. Thence along same and along Lot Number 23 of said subdivision North 85 degree 58 minutes 00 seconds East a distance of 184.00 feet to a set iron pin. Thence along Lot Number 22 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 84.40 feet to a found iron pin. Thence along land now or formerly of Jesse J. Yoder and Martha E. Yoder, South 03 degrees 32 minutes 50 seconds East a distance of 439.18 feet to a found iron pin. Thence along same, North 74 degrees 21 minutes 40 seconds West a distance of 758.65 feet to a found iron pin. Thence along Lot Number 30 of said subdivision, North 06 degrees 28 minutes 40 seconds East a distance 186.91 feet to a set iron pin. Thence along Lot Number 29 and Lot Number 28 of said subdivision, North 85 degrees 58 minutes 00 seconds East a distance of 128.24 feet to a set iron pin; thence along said Lot Number 28 of said subdivision, on an arc concave to the Southeast; having a radius of 77.00 feet, a chord bearing of North 51 degrees 48 minutes 20 seconds East, and a chord distance of 67.38 feet; an arc length of 69.74 feet to a set iron pin. Thence along same, North 04 degrees 02 minutes 00 seconds West a distance of 46.56 feet to a found cap pin. Thence along Lot Number 27 and Lot Number 26 of said subdivision, North 85 degrees 58 minutes 00 seconds East a distance of 184.00 feet to a found cap pin. Thence along said Lot Number 26, North 04 degrees 02 minutes 00 seconds West a distance of 102.00 feet to the place of beginning.

County Tax Assessment Map Parcel Number 13-8-224-25

Being all of Lot Number 25 as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; sons, Inc. dated May 15, 2000, as revised on September 5, 2000, and recorded in Snyder County Map File Number 3146; and as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; sons, Inc dated January 20, 1999, as Last Revised on May 7, 1999, and recorded in Snyder County Map File Number 2939.

PREMISES (B)

ALL THAT CERTAIN lot or parcel of land designated as Lot Number 30 on the plan of subdivision for Grayson view and SITUATE in the Township of Penn, County of Snyder, and commonwealth of Pennsylvania, more particularly bounded and described as follows:

COMMENCING at a point on the Southwestern right-of-way line of State Route 1011 (SR1011), known as Salem Road, said point being located at a distance of 88.00 feet, more

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Grayson View, Emeritus at)

or less, as measured in a Northwesterly direction along the Southwestern right-of-way line ofSR1011 from the projection of the centerline of Township Road 450 (T-450), known as Sunset Drive; thence South 03 degrees 26 minutes 00 seconds East a distance of 72.77 feet to a found iron pin; thence along lands owned now or formerly by Penn Township, and other lands now or formerly of Penn Township, South 85 degrees 58 minutes 00 seconds West a distance of 968.09 feet to a found iron pin; thence along said lands now or formerly of Penn Township South 85 degrees 55 minutes 00 seconds West a distance of 342.05 feet to a found iron pin, being the true point of beginning. Thence along Lot Number 1 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 143.90 feet to a point, a corner; thence along same, on an arc concave to the North; having a radius 75.00 feet, a chord bearing of North 75 degrees 34 minutes 40 seconds East, and a chord distance of 27.05 feet; an arc length of 27.20 feet to a point on the Westernmost terminus of the right-of-way line of Grayson View Court, on an arc concave to the East; having a radius of 60.00 feet, a chord bearing of South 07 degrees 12 minutes 20 seconds East, and a chord distance of 51.44 feet; an arc length of 53.16 feet to a point, a corner; thence along Lot Number 29 of said subdivision, on an arc concave to the North; having a radius of 125.0 feet, a chord bearing of South 79 degrees 09 minutes 10 seconds West, and a chord distance of 29.66 feet; an arc length of 29.73 feet to a point, a corner. Thence along same, South 85 degrees 58 minutes 00 seconds West a distance of 28.18 feet to a found iron pin. Thence along same, South 04 degrees 02 minutes 00 seconds East a distance of 144.20 feet to a set iron pin. Thence along Lot Number 25 of said subdivision, South 06 degrees 28 minutes 40 seconds West a distance of 186.91 feet to A 1 inch Pipe found. Thence along land now or formerly of Jesse J. Yoder and Martha E. Yoder, South 21 degrees 06 minutes 50 seconds West, a total distance of 894.88 feet to a set monument in the centerline of a railroad right-of-way. Thence in the centerline of said railroad right-of-way, along land now or formerly of Henry L. Chiarkas and Alma R. Chiarkas, Trustees, on an arc concave to the Northeast; having a radius of 1350.00 feet, a chord bearing of North 38 degrees 01 minutes 40 seconds West, and a chord distance of 276.89 feet; an arc length of 277.38 feet to a point. Thence in and along same and along land now or formerly of Susquehanna Adventures, Inc., on an arc concave to the Northeast; having a radius of 1122.50 feet, a chord bearing of North 17 degrees 30 minutes 50 seconds West and a chord distance of 567.00 feet; an arc length of 573.21 feet to a set monument. Thence continuing in the centerline of said railroad right-of-way and along said land now or formerly of Susquehanna Adventures, Inc., North 02 degrees 53 minutes 00 seconds West a distance of 437.33 feet to a point. Thence in and along same, on an arc concave to the West; having a radius of 1100.00 feet, a chord bearing of North 05 degrees 50 minutes 00 seconds West, and a chord distance of 113.19 feet; an arc length of 113.24 feet to a point. Thence along land now or formerly of the Stauffer family limited partnership and along land and now or formerly of Penn Township, North 85 degrees 55 minutes 00 seconds East a distance of 724.31 feet to the place of beginning.

Being all of Lot Number 30 as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; Sons, Inc. dated May 15, 2000, as revised on September 5, 2000, and recorded in Snyder County Map File Number 3146; and as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; Sons Inc. dated January 20, 1999, as last revised on May 7, 1999, and recorded in Snyder County Map File Number 2939.

County Tax Assessment Map Parcel Number 13-08-270

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Grayson View, Emeritus at)

Being the same premises which Stayton Assisted Living LLC by Deed dated 08/05/2010 and recorded 01/20/2011 in Snyder County as Document No. Deed Book 885 page268 conveyed unto BRE/SW Grayson View LLC, in fee.

Being the same premises which Draudt’s Selinsgrove,LLC LLC by Deed dated 08/05/2010 and recorded 01/20/2011 in Snyder County as Deed Book 885 page 334 conveyed unto BRE/SW Grayson View LLC, in fee.

Being the same premises which Flaxel’s Selinsgrove,LLC by Deed dated 08/05/2010 and recorded 01/20/2011 In Snyder County as Deed Book 885 page 417 conveyed unto BRE/SW Grayson View LLC, in fee.

Being the same premises which R. Beaty’s Selinsgrove,LLC by Deed dated 08/05/2010 and recorded 01/20/2011 in Snyder County as Deed Book 885 page 490 conveyed unto BRE/SW Grayson View LLC, in fee.

Being the same premises which Witsil’s Selinsgrove,LLC by Deed dated 08/05/2010 and recorded 01/20/2011 in Snyder County as Deed Book 885 page 579 conveyed unto BRE/SW Grayson View LLC, in fee.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Lexington Gardens Assisted Living Community)

Real property in the City of West Columbia, County of Lexington, State of South Carolina, described as follows:

All that certain piece, parcel, or tract of land situate, lying and being in the City of West Columbia, in the County of Lexington, State of South Carolina, and being more particularly shown and delivered on an ALTA/ACSM LAND TITLE SURVEY PREPARED FOR LEXINGTON GARDENS, L.L.C., MATRIX HEALTH CARE DEVELOPMENT, INC., HELLER FINANCIAL, INC., COLONIAL BANK, CHICAGO TITLE INSURANCE COMPANY, INC. by Site Consultants, Inc. dated May 2, 1997, last revised June 2, 1997, and according to said plat having the following boundaries and measurements, to wit:

Commencing at an iron at the intersection of McSwain Drive (Frontage Road) and Spur off of Robin Crest Drive (S-32-1586) being the Point of Beginning, thence running along said right-of-way of the Spur off of Robin Crest Drive (S-32-1586) N 89°39’07:” E for 46.21’ to an iron; thence turning and running along property now or formerly of Charles and Brenda Pound S 17°31’ 43” E for 135.85’ to and from: thence turning and running along property now or formerly of Joe E. Perry S 17°14’06” E for 99.91’ to an iron; thence turning and running along property now or formerly of Corley S 17°41’47”E for 99.90’ to an iron; thence turning and running along property now or formerly of Hicks S 17°29’39” E for 99.99’ to an iron; thence running along property now or formerly of J.R. Strickland S 17°28’19” E for 38.95’ to an iron; thence turning and running along property now or formerly of Ester S. Walker the following bearings and distances: S 59°15’46” W for 69.37’ to an iron, S 59°20’24” W for 39.93’ to an iron; thence turning and running along property now or formerly of Ronald F. Johnson the following bearings and distances: N 30°43’05” W for 64.26’ to an iron, N 66°34’10” W for 243.93’ to an iron; thence turning and running along McSwain Drive (Frontage Road) N 27°18’33” E for 16.95’ to a concrete right-of-way monument; thence continuing along said right-of-way N 21°42’29” E for 183.50’ to a concrete right-of-way monument; thence continuing along said right-of-way N 26°44’02” E for 191.38’ to an iron being the point of beginning. Said property having an area of 2.11 acres (91.807 SQ. FT.).

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Legacy Crossing, Emeritus at)

4.The Land referred to in this policy is described as follows:

A tract or parcel of land located on U.S. Highway 96 East and being situated within the 9th Civil District of Williamson County, Tennessee described according to a survey by Frank V. Neeley, RLS #1493, Briggs Engineering Company Inc., 9000 Church Street E, Brentwood, Tennessee 37027, dated May 4, 2000, as follows:

Beginning at an iron pin located in the southerly Margin of state Highway 96, said pin being at the northwest corner of the property conveyed to Raj Kaushal, Dinesh Gupta, Bill Walia and Gopi Akkinnenj, of record in Deed Book 1661, page 685, of the Register’s Office of Williamson County, Tennessee:

Thence, leaving the southerly margin of State Highway 98 with the westerly margin of the Kaushal, Gupta, Walia and Akkinnenj property, South 06°24’06” West passing an iron in located at the northwest corner of Maplewood, Section Five, Subdivision of record in Plat Book 9, page 147, of the Register’s Office of Williamson County Tennessee, at 485.84 feet, a total distance of 754.74 feet to an iron pin;

Thence, with the northerly margin of Maplewood, Section Five, Subdivision, North 82°07’54” West, 343.51 feet to an iron pin;

Thence, with the easterly margin of Maplewood, Section Four, Subdivision of record in Plat Book 10, page 39, of the Register’s Office of Williamson County, Tennessee, North 06°49’14” East, 203.81 feet to an iron pin;

Thence, continuing with the northerly margin of Maplewood, Section Four, Subdivision, North 83°12’35” West, 49.93 feet to an iron pin located at the southeast corner of the property conveyed to the Lutheran Church of St Andrew, of record in Deed Book 884, page 84, of the Registers Office of Williamson County, Tennessee;

Thence, leaving the northerly margin of said Maplewood, Section Four, Subdivision, with the easterly margin of the Lutheran Church of St. Andrew property, North 06°49’14” East, 535.31 feet to an iron pin;

Thence, continuing along the east margin of the Lutheran Church of St. Andrew property, along a curve to the left having a central angle of 86°02’48”, a radius of 25.00 feet and a chord bearing North 36° 12’ 11”

West,34.11 feet, a total distance of 37.55 feet to an iron pin in the southerly margin of State Highway 96;

Thence, with the southerly margin of State Highway 96 along a curve with a central angle of 02°53’09”, a radius of 4,631.70 feet and a chord bearing of South 80°14’26” East, 233.26 feet a total distance of 233.28 feet to a Tennessee Department of Transportation concrete right-of-way monument;

Thence, South 81”41’00” East, 95.04 feet to an iron rod located near a disturbed Tennessee Department of Transportation concrete right-of-way monument

Thence, South 82°22’45” East, 83.20 feet to the Point of Beginning.

Being the same property conveyed to BRE/SW Legacy Crossing LLC, a Delaware limited liability company, by Deeds recorded in Book 5122, page 799, Book 5122, page 854, Book 5122, page 914 and Book 5123, page 1, all in the Register’s Office of Williamson County, Tennessee.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Clearlake, Emeritus at)
(Rosemont at Clearlake)

3,630 acres out of and a part of Restricted Reserve “B” in Block 1, BAY POINTE SECTION ONE REPLAT RESERVE “B”, according to the map or plat thereof recorded under Film Code No. 379006 of the Map Records of Harris County, Texas. Said 3,630 acres being more particularly described by metes and bounds as follows:

Being 3,630 acres (158,137 square feet) of land situated in the Lake Hemmenway Survey, Abstract 800, Harris County, Texas and the August Whitlook Survey, Abstract 792, Harris County, Texas, and being out of Restricted Reserve “B” in the Replat of BAY POINTE SECTION ONE, UNRESTRICTED RESERVE “B”, a subdivision recorded under Plan Code Number 379005 ofthe Harris County Map Records, said 3,630 acres (158,137 square feet) of land being more particularly described by metes and bounds as follows (all bearings are referenced to the Texas Coordinate System, south Central Zone, based on the monumental east line of said Restricted Reserve “B”):

COMMENCING at a 5/8 inch iron rod set for the most southerly corner of Restricted Reserve “C”out of Bay Pointe, Section One, a subdivision recorded under Film Code Number 350147 of the Harris County Map Records, and being the most easterly corner of said Restricted Reserve “B”, and being in the northwest right-of way line of Clear Lake City Boulevard, varying in width and recorded as “Clear Lake City Boulevard, Section One” under Film Code Number 348075 of the Harris Map Records:

THENCE N 26°48”17” W 158.30 feet to 5/8 inch iron rod found for an angle point in the southwest line of said Restricted Reserve “C”, same being an angle point in the northeast line of said Restricted Reserve “B”:

THENCE N 10°48’38” W 151.46 feet, with the southwest line of said Restricted Reserve “C”, same being the northeast line of said Restricted Reserve “B”, to a 5/8 inch iron rod set for the PLACE OF BEGINNING and the most easterly corner of the herein described tract of land;

THENCE N 54°59’07”W 379.11 feet to a 5/8 inch iron rod set for the most southerly corner of this tract and being in the southwest line of said Restricted Reserve “B”, same being the northeast right-of-way line of Bay Pointe Court, based on 60 feet in width;

THENCE N 41°10’14 W 67.34 feet, with the southwest line of said Restricted Reserve “B”, same being the northwest right-of-way line of said Bay Pointe Court, to a 5/8 inch iro rod set for the beginning of a curve;

THENCE 21.68 feet, with the arc of the curve to the right in the southwest line of said Unrestricted Reserve “B”, same being the northeast right-of-way line of said Bay Point Court, whose chord bears N16° 1930” W21.00 feet and having a central angle of 49°40’47” and a radius of 25.00 feet, to a 5/8 inch iron rod set for a point of reverse curve;

THENCE 146.27 feet, with the arc of the curve to the left in the northeast right-of-way line of said Bay Point Court, whose chord bears N61°19’50” W112.65 feet and having a central angle of 139°40’48” and a radius of 60.00 feet, to a 5/8 inch iron rod set for a corner in southwest line of said Restricted Reserve “B”, same being the most easterly corner of Restricted Reserve “A” in saidReplat of Bay Pointe, Section One Unrestricted Reserve “B”, and being a corner in the southwest line of thistract;

THENCE N 41°10’14”W 150.00 feet to a 5/8 inch iron rod set for the most westerly corner of said Restricted Reserve “B”, same being the northerly corner of said Restricted Reserve “A” and being the most westerly corner of this tract, and also being in the southeast line of that certain 180-foot wide Harris County Flood Control District fee strip, called the Realignment of Hocepten Bayon, recorded

Exhibit A-1-

Exhibit A-1 – Continued

under File Number H905968 and Film Code 043-97-1700 of the Harris County Official Public Records of Real Property;

THENCE N 54°59’07”E 540.64 feet with the southeast line of said 180-foot wide fee strip, to a 5/8 inch iron rod found in the most westerly corner of said Restricted Reserve “C”, same being the northerly corner of said Restricted Reserve“B”, and being the most northerly of this tract;

THENCE S 35°00’33”E 125.58 feet to a 5/8 inch iron rod found for an angle point in the southwest line of said Restricted Reserve “C”, same being the northeastline of said Restricted Reserve“B”, and being an angle point in the northeast line of this tract;

THENCE S 10°48’38”E 231.75 feet to the POINT OF BEGINNING and entering 3.630 across (158,137) square feet of land.

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Holiday Lane Estates, Emeritus at)

Lot 1, Block 1, THE COVENANT ADDITION, an Addition to the City of North Richland Hills, Tarrant County, Texas, according to the plat recorded in Cabinet A, Slide 3855, Plat Records, Tarrant County, Texas.

Exhibit A-1-

Exhibit A-1 — Continued

LEGAL DESCRIPTION
(Moses Lake Assisted Living Community)

Lots 1 through 6, Sun Basin Planned Unit Development Major Plat; according to the plat thereof recorded in Volume 26 of Plats, pages 85 through 67, records of Grant County, Washington.

Exhibit A-1-

Exhibit A-1 — Continued

LEGAL DESCRIPTION
(Quail Hollow Memory Care Community)

A portion of Lots 2 and 3, Block 732, PLAT OF RICHLAND, according to the Plat thereof recorded in Volumes 6 and 7 of Plats, records of Benton County, State of Washington, being more particularly described as follows:

Commencing at the Southeast corner of said Block 732;
thence North 01°05’48” West along the East line thereof 779.09 feet to the Southerly right-of-way line of Torbett Street;
thence South 88°54’12” West along said right-of-way 410.93 feet to the True Point of Beginning:

thence leaving said right-of-way, South 01°05’48” East 378.96 feet;
thence South 88°54’12” West 276.90 feet;
thence North 01°05’48” West 181.18 feet;
thence South 88°54’12” West 32.72 feet;
thence North 01°05’48” West 53.93 feet;
thence North 88°54’12” East 180.05 feet;
thence North 01°05’48” West 143.86 feet to the Southerly right-of-way of Torbett Street;
thence North 88°54’12” East along said right-of-way 129.53 feet to the True Point of Beginning.

EXCEPT real property situated in Lots 2 and 3, Block 732, Plat of Richland, according to the plat thereof recorded in Volume 6 and 7 of Plats, records of Benton County, Washington, and being more particularly described as follows:

Commencing at the Southeast corner of said Block 732;
thence North 01°05’48” West along the East line thereof 779.09 feet to the Southerly right-of-way line of Torbett Street;
thence South 88°54’12” West along said right-of-way 410.93 feet;
thence leaving said right-of-way, South 01°05’48” East 378.96 feet;
thence South 88°54’12” West 276.90 feet;
thence North 01°05’48” West, 55.10 feet to the True Point of Beginning;
thence North 88°54’12” East, 49.07 feet;
thence North 01°54’48” West 180.00 feet;
thence South 88°54’12” West, 81.78 feet;
thence South 01°05’48” East, 53.93 feet;
thence North 88°54’12” East 32.72 feet;
thence South 01°05’48” East 126.08 feet to the True Point of Beginning.

Exhibit A-1-

Exhibit A-1— Continued

LEGAL DESCRIPTION
(Dry Creek Assisted Living Community)

The Land referred to herein below is situated in the County of Kittitas, State of Washington, and is described as follows:

Lot 2, of BETH-EL CHRISTIAN SHORT PLAT, Short Plat No. CSP 82-05, recorded July 26, 1981, in Book B of Short Plats, page 60, under Auditor’s File No. 463030, records of Kittitas County, State of Washington; being a portion of Section 12, Township 17 North, Range 18 East, W.M., in the County of Kittitas, State of Washington.

Tax Parcel No: 17-18-12052-0006 (796636)

Exhibit A-1-

Exhibit A-1— Continued

LEGAL DESCRIPTION
(Absaroka, Emeritus at)

Lot 18, Deer Haven Addition to the City of Cody, according to the official plat filed May 6, 2002 it Book G of Plats, at page 81, Park County, Wyoming.

Exhibit A-1-

Exhibit A-1— Continued

LEGAL DESCRIPTION
(Montclair Park Assisted Living and Memory Care Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF KITSAP, STATE OF WASHINGTON, AND IS DESCRIBED AS FOLLOWS:

THAT PORTION OP THE SOUTH THREE-QUARTERS OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, WM, IN KITSAP COUNTY, WASHINGTON, BEING A PARCEL OF LAND DESCRIBED IN STATUTORY WARRANTY DEED DATED JULY 31, 2007, IN AUDITOR’S FILE NO. 200708010231, RECORDS OF KITSAP COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER;
THENCE SOUTH 00°56’50” WEST 330.86 FEET TO THE POINT OF BEGINNING OF SAID PARCEL, DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001 AND THE NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE NORTH 89°04’02” WEST 1327.00 FEET ALONG THE NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER TO THE NORTHWEST CORNER OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001, AND THE TRUE POINT OF BEGINNING;
THENCE ALONG THE WEST LINE OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001, SOUTH 01°06’38” WEST 911.99 FEET TO THE NORTH MARGIN OF LINCOLN ROAD (OLD COUNTY ROAD #37) BEING SAID COUNTY ROAD DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001;
THENCE NORTHEASTERLY ALONG SAID NORTH MARGIN OF ROAD NORTH 81°34’50” EAST 161.40 FEET TO THE POINT OF CURVATURE OF A 1402.40 FOOT RADIUS CURVE TO THE LEFT,
THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 05°40’27” FOR AN ARC DISTANCE OF 138.88 FEET TO THE EAST LINE OF THE WEST 6 ACRES DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001;
THENCE ALONG SAID EAST LINE OF THE WEST 6 ACRES, NORTH 01°06’38” EAST 856.45 FEET TO SAID NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER BEING THE NORTH LINE OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001;
THENCE LEAVING SAID EAST LINE OF THE WEST 6 ACRES, NORTH 89°04’02” WEST 294.78 FEET TO THE NORTHWEST CORNER OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001, AND THE TRUE POINT OF BEGINNING;

Exhibit A-1— Continued

LEGAL DESCRIPTION
(Montclair Park Assisted Living and Memory Care Community)

EXCEPT THE EAST 22 FEET THEREOF (AS CONVEYED TO THE CITY OF POULSBO BY DEED RECORDED UNDER RECORDING NO. 200105160296),

(THE LAND REFERRED TO UNDER VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001 WAS ORIGINALLY DESCRIBED AS FOLLOWS):

THE WEST SIX (6) ACRES OF THE FOLLOWING DESCRIBED TRACT OF LAND: BEGINNING AT A POINT 20 RODS SOUTH OF THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION FOURTEEN (14) IN TOWNSHIP TWENTY-SIX NORTH OF RANGE ONE EAST OF THE WILLAMETTE

Exhibit A-1-

MERIDIAN,
RUNNING THENCE WEST EIGHTY (80) RODS,
THENCE SOUTH TO THIS COUNTY ROAD (POULSBO-PORT GAMBLE ROAD),

THENCE FOLLOWING THE SAID COUNTY ROAD IN A NORTHEASTERLY DIRECTION TO THE SECTION LINE BETWEEN SECTION 13 AND SECTION 14;
THENCE NORTH TO PLACE OF BEGINNING;

AS SURVEYED LEGAL DESCRIPTION.

THAT PORTION OF THE SOUTH THREE-QUARTERS OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTEROF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, WILLAMETTE MERIDIAN,

THENCE SOUTH 00°56’50” WEST A DISTANCE OF 330.86 FEET; THENCE NORTH 89°04’02” WEST A DISTANCE OF 1,054.22 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°04’02” WEST A DISTANCE OF 272.78 FEET
THENCE SOUTH 01°06’38” WEST A DISTANCE OP 911.99 FEET;
THENCE NORTH 81°34’50” EAST TO A 1,402.04 FOOT RADIUS CURVE LEFT, A DISTANCE OF 161.40 FEET; THENCE, A LENGTH OF 116.14 FEET ALONG THE ARC OF SAID CURVE, SAID CURVE HAVING A CHORD BEARING OF NORTH 79°11’53” EAST AND A CHORD DISTANCE OF 116.11 FEET; THENCE NORTH 01°06’38” EAST A DISTANCE OF 862.17 FEET TO THE POINT OF BEGINNING;

SITUATE IN THE CITY OF POULSBO, COUNTY OF KITSAP, STATE OF WASHINGTON.

APN: 142601-4-012-2007

Exhibit A-1-

Exhibit A-1 — Continued

LEGAL DESCRIPTION
(Meadowlark Assisted Living Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SISKIYOU, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

All that real property situate in the County of Siskiyou, State of California, described as follows:

Parcel A:

Parcel 1 as shown on the map entitled “Parcel Map for Parley and Katherine Hamblin”, located in the Newton Addition in the City of Yreka in a portion alike South half of Section 27, Township 45 North, Range 7 West, M.D.M., filed for record in the Siskiyou County Recorder’s Office February 28,1992 in Parcel Map Book 11, Page 63.

Also, all that portion of land in Section 27, Township 45 North, Range 7 West, M.D.M., State of California, State of California, described as follows:

That certain strip of land lying southerly of the South right-of-way line of Bruce Street and westerly of the East boundary line of Rolling Ranch Subdivision, as both said street and boundary line are shown on that certain map recorded July 31, 1978 in Town Map Book 6, page 69 of Official Siskiyou County Records;
and bounded on the South and Southwest by the North line of Parcel 4B, as shown on the Parcel Map for Rhine Realty Inc., recorded January 13,1978 in Parcel Map Book 5, page 117 of Official Siskiyou County Records.

Excepting therefrom all that portion of the above described land lying easterly of the East line of Parcel 1 prolonged northerly to the South line of Bruce Street, said line shown on Parcel Map filed February 28, 1992, in Parcel Map Book 11, page 63 with the South line of Bruce Street referred to herein disclosed on Map of Rolling Ranch Subdivision filed July 31, 1978 in Town Map Book 6, page 68.

Parcel B:

Together with an easement for ingress, egress and public utilities as shown on said Parcel Map Book 11, page 63.

Parcel C:

Also together with an easement for the installation, maintenance, repair, and replacement of an underground sanitary sewer pipeline over the westerly 64 feet of the northerly 14 feet of Parcel 2 of that certain map entitled “Parcel Map for Parley & Katherine Hamblin”, recorded February 28, 1992 in Book 11 of Parcel Maps at page 63 in the office of the Siskiyou County Recorder.

APN: 061-331-150, 061-341-170

Exhibit A-1-

Exhibit A-1 — Continued

Description Of Land
(San Dimas, California)

[See attached.]

Exhibit A-1-

PARCEL 1:

Parcel 1 of Parcel Map No. 18349, in the city of San Dimas, county of Los Angeles, state of California, as per map filed in Book 218 Pages 53 and 54 of Parcel Maps, in the office of the county recorder of said county.

PARCEL 2:

A non-exclusive easement for reciprocal ingress and egress over a 20 foot strip across Parcel 2 of Parcel Map No. 18349, in the city of San Dimas, county of Los Angeles, state of California, as per map filed in Book 218 Pages 53 and 54 of Parcel Maps, in the office of the county recorder of said county, as delineated on the Parcel Map and also granted in accordance with that certain Grant of Reciprocal Easement recorded June 1, 1989 as Instrument No. 89-889046, in the office of the county recorder of said county.

APN: 8396-017-028

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Willoughby, Ohio)

All of those lots or parcels of land located in Lake County, Ohio and more particularly described as follows:

Situated in the City of Willoughby, County of Lake and State of Ohio, and known as being part of Original Willoughby Township, Lot No. 1 in Tract No. 10 and being further bounded and described as follows:

Commencing at the intersection of the centerline of S.O.M. Center Road, State Route 91 with the centerline of Euclid Avenue, U.S. Route 20;

Thence South 3 deg. 07’ 40” West, along the centerline of S.O.M. Center Road, a distance of 702.64 feet to a point;

Thence South 86 deg. 52’ 20” East, a distance of 40.00 feet to a point in the Easterly line of S.O.M. Center Road at the Southerly end of a curved turnout between said Easterly line and the Southerly line of Kaiser Court;

Thence Northeasterly along the arc of said curved turnout, deflecting to the right, an arc distance of 31.42 feet, to a point of tangency in the Southerly line of Kaiser Court, said curve having a radius of 20.00 feet and a chord which bears North 48 deg. 07’ 40” East, 28.28 feet;

Thence South 86 deg. 52’ 20” East, along the Southerly line of Kaiser Court, a distance of 357.46 feet to a 5/8 inch diameter iron pin found (observed 0.03 feet south) at the point of curve for Cul-de-sac, and the principal place of beginning of the parcel of land herein described;

Thence along the arc of said curve, deflecting to the left, an arc distance of continued 101.32 feet to a capped iron pin set, said curve having a radius of 60.00 feet and a chord which bears North 44 deg. 44’ 58” East, 89.71 feet;

Thence Southeasterly along the arc of a curve deflecting to the left, an arc distance of 11.62 feet to a capped iron pin set, said curve having a radius of 8.00 feet and a chord which bears South 45 deg. 15’ 01” East, 10.63 feet;

Thence South 86 deg. 52’ 20” East, a distance of 278.51 feet to a capped iron pin set;

Thence North 2 deg. 42’ 30” East, a distance of 273.16 feet to a capped iron pin set in the Southerly line of land now or formerly owned by Cedarwood Apartments, Limited, by deed recorded in Volume 1078, Page 925 of Lake County Deed Records;

Exhibit A-1-

Exhibit A-1 – Continued

LEGAL DESCRIPTION
(Willoughby, Ohio)

Thence South 87 deg. 17’ 30” East, along said Southerly line, and continuing along the Southerly line of land now or formerly owned by Joseph Berger, TR., by deed recorded in Volume 649, Page 305 of Lake County Deed Records, a distance of 395.38 feet to a capped iron pin set at the Northwesterly corner of land now or formerly owned by the City of Willoughby by deed recorded in Volume 777, Page 9 of Lake County Deed Records;

Thence South 2 deg. 27’ 30” West, along the Westerly line of said City of Willoughby’s land a distance of 701.51 feet to a capped iron pin set at the Southwesterly corner thereof, said point also being on the Northerly line of Big Turtle Condominiums as recorded in Volume U, Pages 12 and 12-1 of Lake County Map Records;

Thence North 87 deg. 17’ 30” West, along said Northerly line a distance of 398.44 feet to a 5/8 inch diameter iron pin found, (observed 0.15 feet North and 0.30 feet West) at the Southeasterly corner of land now or formerly owned by Kaiser Foundation Health Plan of Ohio;

Thence North 2 deg. 42’ 30” East, along the Easterly line of said Kaiser Foundation Health Plan of Ohio’s land a distance of 368.34 feet to a 5/8 inch diameter iron pin found, (observed 0.15 feet West) at the Northeasterly corner thereof;

Thence North 86 deg. 52’ 20” West, along the Northerly line of said Kaiser Foundation Health Plan of Ohio’s land a distance of 346.48 feet to the principal place of beginning and containing 6.8042 acres of land, as surveyed by Stephen Hovancsek & Associates, Inc., Registered Surveyor No. 5160, State of Ohio, February 1998.

Exhibit A-1-

Exhibit A-1— Continued

LEGAL DESCRIPTION
(Highline, Emeritus at)
(Apple Ridge)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF ARAPAHOE, STATE OF COLORADO, AND IS DESCRIBED AS FOLLOWS:

Parcel A:

Lot 1,
Skyview Village Subdivision Filing No. 2,
County of Arapahoe, State of Colorado.

Parcel B:

Non-excusive easement for pedestrian and vehicular access set forth and more fully described in that certain Driveway Easement and Maintenance Agreement recorded February 17, 2004 at Reception No. B4028351,
County of Arapahoe,
State of Colorado.

Exhibit A-1-

Exhibit A-1 — Continued

LEGAL DESCRIPTION
(Woodstock, Emeritus at)
(Terrace at Woodstock)

All that tract or parcel of land lying and being in Land Lots 1099 and 1100 of the 15th District, 2nd Section, Cherokee County, Georgia, being more particularly described as follows:

To find the true point of beginning begin at the point where the South Land Lot Line of 1100 intersects with the West right of way line of Neese Road (50 foot right of way); running thence in a northerly fashion along Neese Road North 11 degrees 32 minutes East 34.97 feet to a point running thence North 12 degrees 32 minutes East 55.90 feet to a point; running thence North 13 degrees 01 minutes East 50.30 feet to a point; running thence North 13 degrees 19 minutes East 28.83 feet to a point and the true point of beginning. From this true point of beginning run thence North 89 degrees 46 minutes West 300.00 feet to a point; running thence North 80 degrees 00 minutes West 265.99 feet to a point; running thence North 30 degrees 00 minutes East 72.00 feet to an iron pin set; running thence North 15 degrees 12 minutes West 232.09 feet to an iron pin set; running thence North 85 degrees 09 minutes East 452.92 feet to an iron pin set; running thence South 05 degrees 00 minutes East 128.28 feet to an iron pin set; running thence South 60 degrees 00 minutes East 182.85 feet to an iron pin set on Neese Road; running thence in a southerly fashion along the right of way of Neese Road South 14 degrees 22 minutes West 23.29 feet to a point; running thence 12 degrees 27 minutes West 50.82 feet to a point; running thence South 11 degrees 11 minutes West 47.88 feet to a point; running thence South 13 degrees 19 minutes West 34.71 feet to a point and the true point of beginning. Said tract contains 4.00 acres.

Together With

All that tract or paced of land lying and being in Land Lots 1099 and 1100 of the 15th District, 2nd Section, Cherokee County, Georgia, and being more particularly described as follows as Tract One:

Tract One

Begin at the point where the West right of way line of Neese Road (having a 50 foot right of way) intersects with the South land lot line of Land Lot 1100; from this point of beginning, running thence in a westerly fashion along the South line of Land Lots 1100 and 1099 North 89 degrees 46 minutes West 419.41 feet to an iron pin found; running thence in a westerly fashion along the South land line of Land Lot 1099 North 89 degrees 43 minutes 228.99 feet to an iron pin set; running thence North 30 degrees 00 minutes East 243.00 feet to a point; running thence South 80 degrees 00 minutes East 265.99 feet to a point; running thence South 89 degrees 46 minutes East 300.00 feet to a point; running thence in a southerly fashion along the West right of way line of Neese Road South 13 degrees 19 minutes West 28.83 feet to a point; running thence South 13 degrees 01 minutes West 50.30 feet to a point; running thence South 12 degrees 32 minutes West 55.90 feet to a point; running thence South 11 degrees 32 minutes West 34.97 feet to an iron pin found and the true point of beginning. Said tract contains 2.50 acres.

Together with rights arising under Sewer Easement from Larry Sandidge to The Oaks at Woodstock Assisted Living, Inc., a Georgia corporation, dated January 5, 1998, filed for record May 2, 2000 at 2:19 p.m., recorded in Deed Book 4119, Page 050, Records of Cherokee County, Georgia.

Also together with rights arising under Sanitary Sewer Easement from James C. Neese, Sr., to The Oaks at Woodstock Assisted Living, Inc., a Georgia corporation, dated March 13, 2000, filed for record May 2, 2000 at 2:19 p.m., recorded in Deed Book 4119, Page 045, aforesaid records.

Also together with rights of access arising under “Easement” from KB Home Atlanta, LLC, to The Oaks at Woodstock Assisted Living, Inc., dated September 28, 2007, filed for record October 12, 2007, and recorded in Deed Book 9890, Page 124, aforesaid records.

Also together with rights arising under Access Easement Agreement by and between KB Home Atlanta LLC, a Delaware limited liability company and The Oaks at Woodstock Assisted Living, Inc., a Georgia Corporation, dated April 5, 2007, filed for record April 13, 2007, and recorded in Deed Book 9527, Page 134, aforesaid records.

Exhibit A-1-

But Less and Except the following:

All that tract or parcel lying and being in Land Lot 1100, 15th District, 2nd Section, City of Woodstock, Cherokee County, Georgia, as in QCD recorded April 13, 2007 in Book 9527, Page 144 and being mere particularly described as follows:

Beginning at the intersection of the existing westerly right of way of Neese Road (50 foot existing right of way) and the southerly line of Land Lot 1100; thence along said Land Lot line South 89 degrees 50 minutes 30 seconds West a distance of 18.01 feet to a point; thence North 11 degrees 58 minutes 18 seconds East a distance of 131.99 feet to a point; thence North 08 degrees 56 minutes 18 seconds East a distance of 101.83 feet to a point; thence North 16 degrees 51 minutes 23 seconds East a distance of 101.39 feet to a point; thence South 60 degrees 16 minutes 51 seconds East a distance of 15.80 feet to a point; thence South 12 degrees 46 minutes 11 seconds West a distance of 22.73 feet to a point; thence South 12 degrees 03 minutes 46 seconds West a distance of 50.82 feet to a point; thence South 10 degrees 47 minutes 46 seconds West a distance of 47.88 feet to a point; thence South 12 degrees 55 minutes 46 seconds West a distance of 63.54 feet to a point; thence South 12 degrees 37 minutes 46 seconds West a distance of 50.30 feet to a point; thence South 12 degrees 08 minutes 46 seconds West a distance of 55.90 feet to a point; thence South 11 degrees 05 minutes 24 seconds West a distance of 34.96 feet to the Point of Beginning. Said tract contains 6,282 square feet or 0.144 acres.

Exhibit A-1-

Exhibit A-1— Continued

LEGAL DESCRIPTION
(Sweetwater Springs Assisted Living and Memory Care)

All that tract or parcel of land lying and being in Land Lot 761 and 806 of the 18th District and 2nd Section of Douglas County, Georgia, containing 4.61 acres or 200,835 square feet and being more particularly described as follows:

Beginning at an iron pin set at the intersection of the north land lot line of Land Lot 806 with the east right of way of Lee Road (100 foot right of way) per document recorded in Deed Book 972, Page 544, Douglas County Records; thence running north along the east right of way of Lee Road North 03 degrees 58 minutes 25 seconds East 299.69 feet to an iron pin found; thence running South 89 degrees 12 minutes 58 seconds East 642.96 feet to an iron pin found; thence running South 00 degrees 22 minutes 24 seconds West 300.00 feet to a ½ inch rebar found on the north land lot line of Land Lot 806, the same being the south land lot line of Land Lot 761 of said district and section and said iron pin being located 477.67 feet west of the northeast corner of Land Lot 806 as measured along the north land lot line of Land Lot 806; thence running North 89 degrees 05 minutes 26 seconds West along the north land lot line of Land Lot 806, 35.31 feet to an iron pin found; thence running South 82 degrees 22 minutes 17 seconds West 116.72 feet to a 1 ½ inch OTP; thence running North 87 degrees 13 minutes 29 seconds West 511.32 feet to an iron pipe found on the east right of way of Lee Road at the Point of Beginning.

Exhibit A-1-

Exhibit A-1- Continued

LEGAL DESCRIPTION
(Flint River Senior Living Community)

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 338 OF THE THIRTEENTH LAND DISTRICT OF BIBB COUNTY, GEORGIA, AND BEING IN THE CITY OF MACON, CONTAINING 2.94 ACRES, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: TO REACH THE POINT OF BEGINNING, BEGIN AT THE 3/4-INCHED CRIMPED TOP PIPE LOCATED AT THE POINT OF INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF FORSYTH ROAD (GEORGIA HIGHWAY NO. 19 AND U.S. HIGHWAY NO. 41) AND THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD (SAID 3/4-INCH CRIMPED TOP PIPE BEING LOCATED SOUTH 52 DEGREES 37 MINUTES 36 SECONDS EAST OF AND 1.25 FEET FROM A CONCRETE RIGHT-OF-WAY MONUMENT); AND RUN THENCE NORTH 38 DEGREES 06 MINUTES 11 SECONDS EAST ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD A DISTANCE OF 269.25 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD, WHICH IS ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 520.00 FEET AN ARC DISTANCE OF 256.24 FEET TO AN IRON PIN LOCATED NORTH 23 DEGREES 59 MINUTES 12 SECONDS EAST OF AND A CHORD DISTANCE OF 253.65 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO, WHICH IS TO THE POINT OF BEGINNING OF SAID 3.94-ACRE TRACT OF LAND, AND FROM SAID POINT OF BEGINNING AS

THUS ESTABLISHED RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD AN ARC DISTANCE OF 30.07 FEET TO AN IRON PIN LOCATED NORTH 08 DEGREES 12 MINUTES 48 SECONDS EAST OF AND A CHORD DISTANCE OF 30.07 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE SOUTH 77 DEGREES 44 MINUTES 29 SECONDS EAST A DISTANCE OF 325.13 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET A CHORD DISTANCE OF 52.06 FEET TO AN IRON PIN LOCATED NORTH 52 DEGREES 32 MINUTES 29 SECONDS EAST OF AND A CHORD DISTANCE OF 45.77 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE NORTH 02 DEGREES 49 MINUTES 27 SECONDS EAST A DISTANCE OF 89.39 FEET TO AN IRON PIN; RUN THENCE NORTH 15 DEGREES 03 MINUTES 17 SECONDS EAST A DISTANCE OF 84.26 FEET TO A ONE-INCH CRIMPED TOP PIPE; RUN THENCE SOUTH 79 DEGREES 17 MINUTES 41 SECONDS EAST A DISTANCE OF 273.84 FEET TO A 3/4-INCH CRIMPED TOP PIPE; RUN THENCE SOUTH 02 DEGREES 45 MINUTES 09 SECONDS WEST A DISTANCE OF 543.72 FEET TO AN IRON PIN; RUN THENCE NORTH 87 DEGREES 24 MINUTES 26 SECONDS WEST A DISTANCE OF 178.13 FEET TO AN IRON PIN; RUN THENCE NORTH 66 DEGREES 57 MINUTES 45 SECONDS WEST A DISTANCE OF 118.98 FEET TO A 3/4-INCH CRIMPED TOP PIPE; RUN THENCE NORTH 02 DEGREES 49 MINUTES 27 SECONDS EAST A DISTANCE OF 277.91 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHWESTERLY DIRECTION ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET AN ARC DISTANCE OF 42.18 FEET TO AN IRON PIN LOCATED NORTH 37 DEGREES 27 MINUTES 31 SECONDS WEST OF AND A CHORD DISTANCE OF 36.79 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE NORTH 77 DEGREES 44 MINUTES 29 SECONDS WEST A DISTANCE OF 337.96 FEET TO AN IRON PIN LOCATED ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD, WHICH IS BACK TO THE POINT OF BEGINNING.

ALSO: TOGETHER WITH RIGHTS ARISING OUT OF SHARED-USE ROADWAY EASEMENT AGREEMENT DATED APRIL 21, 1998, RECORDED IN DEED BOOK 4158, PAGE 288, AFORESAID RECORDS; AND WATER LINE EASEMENT DATED JULY 17, 1998, RECORDED IN DEED BOOK 4239, PAGE 139, AFORESAID RECORDS; AND

Exhibit A-1-

DRAINAGE EASEMENT DATED JULY 17, 1998, RECORDED IN DEED BOOK 4239, PAGE 146, AFORESAID RECORDS.

Exhibit A-1-

Exhibit A-1 — Continued

LEGAL DESCRIPTION
(Mountain View, Emeritus at)

The Land referred to in this policy is described as follows:

A Leasehold Estate in and to the following described premises, as created by that certain Lease dated January 1, 1994, as amended by Lease Amendment No.1 to Ground Lease Agreement dated May 12, 1995, and by Lease Amendment No.2 to Ground Lease Agreement, dated September 15, 1995 (Ground Lease), executed by Ashland Community Hospital Foundation, an Oregon nonprofit corporation, as Lessor, and Ashland Retirement Residence Limited Liability Company, an Oregon limited liability company, as Lessee, as referenced in the document entitled Memorandum of Ground Lease, which was recorded September 25, 1995, at 95-26985 for the term, on and subject to all the provisions contained in said document, and in said lease:

Real property in the City of Ashland, County of Jackson, State of Oregon, described as follows:

COMMENCING AT THE NORTHWEST CORNER OF DONATION LAND CLAIM NO.40 IN TOWNSHIP 39 SOUTH, RANGE 1 EAST, OF THE WILLMETTE MERIDIAN, JACKSON COUNTY, OREGON; THENCE SOUTH 00° 02’ 57”1 WEST, ALONG THE WESTERLY LINE OF SAID CLAIM, 271.98 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF THE CENTRAL OREGON AND PACIFIC RAILROAD, (FORMERLY SOUTHERN PACIFIC COMPANY RAILROAD), FOR THE TRUE POINT OF BEGINNING; THENCE, CONTINUE SOUTH 00° 02’ 57” WEST, 256.95 FEET TO AN ANGLE POINT IN THE EASTERLY LINE OF TRACT “A” OF VOLUME 585, PAGE 35, JACKSON COUNTY, OREGON, DEED RECORDS; THENCE SOUTH 28° 10’ 13” EAST, ALONG SAID EASTERLY LINE AND THE EASTERLY LINE OF VOLUME 411, PAGE 113, SAID DEED RECORDS, 126.03 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE SOUTH 61° 41’ 47” WEST, ALONG THE SOUTHERLY LINE OF SAID LATTER MENTIONED TRACT, 200.00 FEET TO THE EASTERLY RIGHT OF WAY LINE OF NORTH MAIN STREET; THENCE SOUTH 28° 10’ 13” EAST, ALONG SAID EASTERLY LINE, 296.20 FEET TO THE SOUTHWESTERLY CORNER OF LOT 1, BLOCK 13 IN THE CITY OF ASHLAND, ACCORDING TO THE OFFICIAL 1888 PLAT THEREOF, IN SAID JACKSON COUNTY; THENCE NORTH 61° 41’ 47” EAST, ALONG THE SOUTHERLY LINE OF SAID LOT, 200.00 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE NORTH 28° 10’ 13” WEST, ALONG THE EASTERLY LINE OF SAID LOT, 41.42 FEET; THENCE, LEAVING SAID EASTERLY LINE, NORTH 60° 59’ 05” EAST, TO AND ALONG THE NORTHERLY LINE OF GLENNVIEW ESTATES, A PLANNED UNIT DEVELOPMENT TO THE CITY OF ASHLAND, 276.09 FEET TO THE AFOREMENTIONED SOUTHERLY RIGHT OF WAY LINE OF THE CENTRAL OREGON AND PACIFIC RAILROAD, (FORMERLY SOUTHERN PACIFIC COMPANY RAILROAD); THENCE, ALONG SAID SOUTHERLY LINE, ALONG THE ARC OF A 3407.87 FOOT RADIUS RAILROAD CURVE TO THE LEFT (THE LONG CHORD TO WHICH BEARS NORTH 42° 32’ 36” WEST, 622.64 FEET), AN ARC DISTANCE OF 623.51 FEET TO THE POINT OF BEGINNING.
EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE STATE OF OREGON, BY AND THROUGH ITS DEPARTMENT OF TRANSPORTATION, AS DESCRIBED IN DOCUMENT NO. 95-15462, OFFICIAL RECORDS OF JACKSON COUNTY, OREGON.

Exhibit A-1-

Exhibit A-1— Continued

LEGAL DESCRIPTION
(Lassen House Assisted Living)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF RED BLUFF, COUNTY OF TEHAMA, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

Lots 4, 5 and 6 of Citrus Heights Colony, as the same is shown on the map filed in the Tehama County Recorder’s Office, December 23,1913, Book F of Maps, page 8.

Excepting therefrom those portions conveyed to the City of Red Bluff in Deeds recorded June 20, 1962, Book 414, page 3, and July 19, 1962 in Book 415, page 189, Official Records of Tehama County.

APN: 033-230-82

Exhibit A-1-

Exhibit A-1— Continued

LEGAL DESCRIPTION
(Osprey Court Memory Care Community)

Parcel 3, PARTITION PLAT NO. 2000-32 recorded August 3, 2000, as Instrument No. 200011059, Records of Partition Plats, in the City of McMinnville, County of Yamhill and State of Oregon.

TOGETHER WITH an easement for access over Parcel 1 of said partition, as shown thereon.

Exhibit A-1-

Parcel I

DESCRIPTION OF 2.4990 ACRES MORE OR LESS

CITY OF WESTMINSTER
CARROLL COUNTY, MARYLAND

BEGINNING for the same at an iron pipe found at the end of the First or North 34 degrees 35 minutes West 235.4 feet line of that parcel of land which by Deed dated May 17,1945 and recorded among the Land Records of Carroll County, Maryland in Liber 186, Folio 443 was conveyed by John Byrd Norris, Jr. and Mabel B. Norris, his wife, to Scott S. Bair and Anita B. Bair, his wife, thence binding reversely on said First line as now surveyed and referring all courses and distances to the Maryland Grid System (NAD 27) as referenced by Carroll County Survey Control Monuments FRIEND and FRIEND AZIMUTH:

1.South 42 degrees 20 minutes 07 seconds East 235.44 feet to a concrete monument found at the northeast corner of that parcel of land shown a subdivision plat entitled Plat of Washington Heights Medical Center, said plat being recorded among the Land Records of Carroll County, Maryland in Plat Book 10, Folio 41, thence binding on the northern boundary of said plat and binding on the Fifth, Sixth and part of the Seventh lines of that parcel of land which by deed dated March 29, 1968 and recorded among the Land Records of Carroll County, Maryland in Liber 435, Folio 297 was conveyed by J. Byrd Norris, Jr. and Mabel B. Norris, his wife, to Earl W. Schultz and Esther C. Schultz, his wife, the three (3) following courses as now surveyed;

2.South 71 degrees 03 minutes 33 seconds West 214.27 feet to a stone found;

3.South 77 degrees 32 minutes 32 seconds West 139.08 feet to an iron pipe found;

4.South 64 degrees 43 minutes 32 seconds West 151.41 feet to a point on the northeastern right-of-way line of Maryland Route #32, thence binding on said northeastern right-of-way line as shown on Maryland State Highway Administration Plats numbered 52737 and 52738 as now surveyed, the following two (2) courses;

5.North 16 degrees 46 minutes 05 seconds West 168.13 feet;

6.151.51 feet along the arc of a curve to the right having a radius of 363.00 feet subtended by a chord bearing and distance of North 04 degrees 48 minutes 39 seconds West 150.41 feet, thence leaving said northeastern right-of-way line and binding reversely on part of the Fifth or North 72 degrees 55 minutes 50 seconds West 148.38 feet line and binding reversely on all of the Fourth or South 86 degrees 39 minutes 10 seconds East 238.60 feet line of that parcel of land which by Deed dated August 31, 1977 and recorded among the Land Records of Carroll County Maryland in Liber 677, Folio 737 was conveyed by Carroll View Apartments to Frederick W. Forkel, and also binding reversely on part of the Third and all of the Second lines of the abovementioned conveyance to Scott S. Bair and Anita B. Bair recorded among the abovementioned Land Records in Liber 186, Folio 443, as now surveyed, the two (2) following courses;

7.South 81 degrees 27 minutes 17 seconds East 146.08 feet;

8.North 78 degrees 07 minutes 43 seconds East 238.60 feet to the place of beginning.

CONTAINING 2.4990 acres of land, more or less.

Being part of the first parcel of that land which by deed dated April 30, 1962 and recorded among the Land Records of Carroll County, Maryland in Liber 346 at Folio 339 was conveyed by Phyllis E. Schneider, to Scott S. Bair and Anita B. Bair.

BeingAlso Parcel I of that land which by deed dated September 30, 1997 and recorded among the Land Records of Carroll County, Maryland in Liber 1956 at Folio 822 was conveyed by Glenn S. Bair, Harvey B. Bair and Emerson F. Bair, Personal Representatives of the Estate of Scott S. Bair and Glenn S. Bair and Harvey B. Bair, Personal Representatives of the Estate of Anita B. Bair to Hearthside Properties, Inc.

Exhibit A-1-

Notwithstanding the fact that the legal description set forth above contains minor deviations from the legal descriptions set forth in the two deeds referenced immediately above based upon subsequently discovered monuments.

Exhibit A-1-

PARCEL II

DESCRIPTION OF 0.0430 ACRES MORE OR LESS

CITY OF WESTMINSTER
CARROLL COUNTY, MARYLAND

BEGINNING for the same at an iron pin found at the northeast corner of Lot 13 of that parcel of land shown on a subdivision plat entitled Plat of Section 2 Friendship Heights Addition To Westminster, said plat being recorded among the Land Records of Carroll County, Maryland in Plat Book 1B at Folio 106, said iron pin being located South 42 degrees 43 minutes 48 seconds East 240.38 feet along the southwest right-of-way line of Colonial Avenue (40’ wide) from an iron pipe found at the northeast corner of Lot 21 of the abovementioned Section 2 Friendship Heights Addition To Westminster, thence leaving the right-of-way of Colonial Avenue and binding on the lot line between Lot 13 and Lot 14 of the abovementioned plat and binding on the Second or South 54 degrees West 156 feet line of that parcel of land which by deed dated September 18, 1989 and recorded among the Land Records of Carroll County, Maryland in Liber 1190, Folio 119 was conveyed by John B. Norris, IV, and Mercantile-Safe Deposit & Trust Company to Glen S. Bair, Harvey B. Bair and Emerson F. Bair, Personal Representatives of the Estate of Scott S. Bair, as now surveyed and referring all courses and distances to the Maryland Grid System (NAD 27) as referred by Carroll County Survey Control Monuments FRIEND and FRIEND AZIMUTH:

1.South 47 degrees 10 minutes 01 seconds West 156.14 feet to a point at the northwest corner of Lot 13 of the abovementioned Plat Of Section 2 Friendship Heights Addition to Westminster, said point being located South 42 degrees 23 minutes 43 seconds East 179.34 feet from an iron pipe found at the northwest corner of Lot 19 of the abovementioned plat, thence binding on the Third, Fourth and First lines of the abovementioned conveyance to the Estate of Scott S. Bair recorded among the abovementioned Land Records in Liber 1190, Folio 119, as now surveyed, the three (3) following courses:

2.South 42 degrees 23 minutes 43 seconds East 12.00 feet;

3.North 47 degrees 10 minutes 01 seconds East 156.21 feet;

4.North 42 degrees 43 minutes 48 seconds West 12.00 feet to the place of beginning.

CONTAINING 1,874 square feet or 0.0430 acres of land, more or less.

Being all of that land which by deed dated September 18, 1989 and recorded among the Land Records of Carroll County, Maryland in Liber 1190 at Folio 119 was conveyed by John B. Norris, IV, and Mercantile-Safe Deposit & Trust Company to Glenn S. Bair, Harvey B. Bair and Emerson F. Bair, Personal Representatives of the Estate of Scott S. Bair.

Being Also Parcel II of that land which by deed dated September 30, 1997 and recorded among the Land Records of Carroll County, Maryland in Liber 1956 at Folio 822 was conveyed by Glenn S. Bair, Harvey B. Bair and Emerson F. Bair, Personal Representatives of the Estate of Scott S. Bair and Glenn S. Bair and Harvey B. Bair, Personal Representatives of the Estate of Anita B. Bair to Hearthside Properties, Inc.

Exhibit A-1-

Exhibit A-1— Continued

Description of Land

(Sunrise, Florida)

The land referred to herein below is situated in the County of Broward, State of FL, and described as follows:

COMMENCING AT THE NORTHWEST CORNER OF SAID TRACT 21; THENCE SOUTH 31° 23’ 07” EAST (ON AN ASSUMED BEARING) ALONG THE WEST LINE OF SAID TRACT 21, FOR 343.07 FEET; THENCE SOUTH 89° 05’ 21” EAST ALONG A LINE 290 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID TRACT 21, FOR 444.75 FEET; THENCE SOUTH 31° 23’ 07” EAST FOR 272.10 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89° 05’ 21” EAST FOR 425.41 FEET TO A POINT ON THE EAST LINE OF SAID TRACT 21; THENCE SOUTH 0° 54’ 39” WEST ALONG SAID EAST LINE FOR 200.49 FEET TO A POINT OF CURVATURE; THENCE ALONG THE ARC OF A CURVE TO THE LEFT (AND ALONG SAID EAST LINE), HAVING A RADIUS OF 710.00 FEET AND A CENTRAL ANGLE OF 16° 30’ 24”, FOR 204.55 FEET TO THE SOUTHEAST CORNER OF SAID TRACT 21; THENCE NORTH 89° 05’ 21” WEST ALONG THE SOUTH LINE OF SAID TRACT 21 FOR 563.71 FEET; THENCE NORTH 0° 54’ 39” EAST FOR 333.30 FEET; THENCE NORTH 58° 36’ 53” EAST FOR 128.99 FEET TO THE POINT OF BEGINNING.

Exhibit A-1-

Exhibit A-1— Continued

Description of Land
(Ocoee, Florida)

Exhibit A-1-

LEGAL DESCRIPTION

All that certain property located in the County of Orange, State of Florida further described as follows:

Lot 2, LAKE OLYMPIA SQUARE, according to the Plat thereof, recorded in Plat Book 28, page 103, of the Public Records of Orange County, Florida.

Exhibit A-1-

Exhibit A-1— Continued

Description of Land
(Manahawkin, New Jersey)

Exhibit A-1-

LEGAL DESCRIPTION

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF STAFFORD, COUNTY OF OCEAN, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING KNOWN AND DESIGNATED AS LOT 35.05 IN BLOCK 13, AS SHOWN ON A CERTAIN FILED MAP ENTITLED “MINOR SUBDIVISION AND LOT CONSOLIDATION, LOTS 35.04 & 35.03 BLOCK 13, TAX MAP SHEET NO. 8 STAFFORD TOWNSHIP, OCEAN COUNTY, NEW JERSEY” DULY FILED IN THE OFFICE OF THE CLERK/ REGISTER OF OCEAN COUNTY, ON OCTOBER 30, 1997 AS MAP H-2795.

AND BEING FURTHER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY RIGHT-OF-WAY (R.O.W.) LINE OF NEW JERSEY STATE HIGHWAY ROUTE 72 (N.J.S.H. ROUTE 72) (80.00 FEET WIDE) SAID POINT ALSO BEING THE MOST NORTHEASTERLY CORNER OF LOT 35.05, BLOCK 13. SAID POINT BEING DISTANT THE FOLLOWING TWO (2) COURSES FROM THE INTERSECTION FORMED BY THE NORTHERLY (R.O.W.) LINE OF (N.J.S.H. ROUTE 72) AND THE EASTERLY (R.O.W.) LINE OF BARNACLE DRIVE (60.00 FEET WIDE):

A.SOUTH 31 DEGREES 24 MINUTES 10 SECONDS EAST, 383.08 FEET ALONG THE NORTHERLY (R.O.W.) LINE OF N.J.S.H. ROUTE 72 TO A POINT; THENCE

B.SOUTH 58 DEGREES 35 MINUTES 50 SECONDS WEST, 80.00 FEET TO THE POINT AND PLACE OF BEGINNING. RUNNING THENCE;

1.SOUTH 58 DEGREES 35 MINUTES 53 SECONDS WEST, 448.50 FEET TO A POINT; THENCE

2.NORTH 31 DEGREES 24 MINUTES 10 SECONDS WEST, 266.27 FEET TO A POINT; THENCE

3.NORTH 13 DEGREES 35 MINUTES 50 SECONDS EAST, 170.14 FEET TO A POINT; THENCE

4.NORTH 58 DEGREES 35 MINUTES 50 SECONDS EAST, 328.19 FEET TO A POINT IN THE SOUTHERLY R.O.W. LINE OF N.J.S.H. ROUTE 72; THENCE

5.ALONG THE SOUTHERLY R.O.W. LINE OF N.J.S.H. ROUTE 72, SOUTH 31 DEGREES 24 MINUTES 10 SECONDS EAST, 386.58 FEET TO THE POINT AND PLACE OF BEGINNING.

DRAWN IN ACCORDANCE WITH A PRELIMINARY SURVEY BY HUDSON-RICHARDS, INC., DATED MARCH 2005.

TOGETHER WITH THOSE BENEFICIAL RIGHTS AS SET FORTH IN THAT CERTAIN DECLARATION OF EASEMENT IN DEED BOOK 5056, PAGE 975, CROSS ACCESS EASEMENT IN DEED BOOK 12327, PAGE 1784 AND DRAINAGE EASEMENT IN DEED BOOK 12327, PAGE 1799.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

LOT 35.05, BLOCK 13, ON THE OFFICIAL TAX MAP OF STAFFORD TOWNSHIP

Exhibit A-1-

Exhibit A-1— Continued

Description of Land

(Friendswood, Texas)

All that certain 6.11 acres being out of Lots 49 and 50, Voss Subdivision according to the plat thereof filed in Volume 254-A, Page 9 Galveston County Map Records and being more particularly described by metes and bounds as follows:

Beginning at a found 5/8” iron rod marking the north corner of Butler’s Green, Section One according to the plat thereof filed in Volume 18, Page 546, Galveston County Map Records and being on the westerly right-of way line of FM 518 (140° wide);

Thence S 43° 35’ 00” W – 424.18’ with the northwesterly line of said Butler’s Green to a found 5/8” iron rod for corner;

Thence N 46° 25’ 00” W – 467.13 with the northwesterly line of Block 1, of Sterlingwood to a set 5/8” iron rod for corner;

Thence N 43° 35’ 00” E – 630.00’ with the southeasterly line of that certain tract described in a deed dated 3/15/79 from Truman Taylor Insurance Agency, Inc. to Truman Taylor, et ux filed in Volume 3121, Page 405 Galveston County Deed Records to a set 5/8” iron for corner;

Thence S 46° 25’ 01” E – 191.63’ with the southerly right-of-way line of Wingding Way to a set 5/8” iron rod for corner:

Thence S 09° 39’ 18” E – 343.90’ with the said westerly right-of-way line of FM 518 to the POINT OF BEGINNING and containing 6.11 acres more or less.

Exhibit A-1-

Exhibit A-1— Continued

Description of Land

(Clearwater, Florida)

[See Attached]

Exhibit A-1-

The Northeast 1/4 of the Southeast 1/4 of the Northeast 1/4 of Section 1, Township 29 South, Range 15 East, Pinellas County, Florida; together with the East 17.41 feet of the Northwest 1/4 of the Southeast 1/4 of the Northeast 1/4 of Section 1, Township 29 South, Range 15 East, Pinellas County, Florida, being more particularly described as follows: Commence at the Northeast corner of the Northeast 1/4 of the Southeast 1/4 of the Northeast 1/4 of said Section, thence South 00°35’54” East, a distance of 673.75 feet to the Southeast corner of the Northeast 1/4 of the Southeast 1/4 of the Northeast 1/4 of said Section; thence North 89°21’41” West, a distance of 688.73 feet to the East line of BECKETT LAKE ESTATES, as recorded in Plat Book 65, Page 95 of the public records of Pinellas County, Florida; thence North 00°32’59” West along said East line of BECKETT LAKE ESTATES, 670.97 feet to the South right-of-way line of Montclair Road; thence South 89°35’32” East along said South right-of-way line a distance of 688.11 feet to the Point of Beginning.

Exhibit A-1-

Exhibit A-1— Continued

Description of Land

(Clermont, Florida)

Parcel 1:

Lot 6, FORTY PINES, according to the plat thereof, recorded in Plat Book 12, page 99 of the public records of Lake County, Florida.

Parcel 2:

Lots 330, 331, 332, 341, 342 and East 30 feet of Closed Strickland Street, CLERMONT HEIGHTS, according to the Official Map of Clermont, recorded in Plat Book 8, page 17 of the public records of Lake County, Florida.

Exhibit A-1-

Exhibit A-2

(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated InitialInvestment)

(See attached.)

Exhibit A-2-1

EXHIBIT A-2 (List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension
2092	Orchard Park, Emeritus at	14789 Burns Valley Rd	Clearlake	CA	41	33-unit assisted living care, 8-unitAlzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
1233	Roslyn, Emeritus at	2500 S Roslyn St	Denver	CO	160	90-unit assisted living care, 25-unitAlzheimer’s care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	15 Years	10 Years	7 Years	[***]
2144	Mountain Laurel, Emeritus at	1177 Hebron Ave	Glastonbury	CT	81	63-unit assisted living care, 18-unitAlzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2165	Lake Pointe, Emeritus at	45 Walnut St	Hartwell	GA	34	21-unit assisted living care, 13-unitAlzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	3 Years	[***]
2053	Riverstone, Emeritus at	125 Riverstone Terrace	Canton	GA	93	65-unit assisted living care, 28-unitAlzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
1162	Orland Park, Emeritus at	16051 S La Grange Rd	Orland Park	IL	104	80-unit assisted living care, 24-unitAlzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2135	Paducah, Emeritus at	2121 New Holt Rd	Paducah	KY	61	61-unit assisted living care, and suchother uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2074	Oxford, Emeritus at	100 Azalea Dr	Oxford	MS	80	80-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2129	Heartland Park, Emeritus at	500 Heartland Park Dr	Seward	NE	97	43-unit independent living care, 54-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	7 Years	[***]
2126	Churchill, Emeritus at	140 Carriage Club Dr	Mooresville	NC	135	29-unit independent living care, 86-unit assisted living care, 20-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2121	La Villa, Emeritus at	2725 N Pennsylvania Ave	Roswell	NM	92	12-unit independent living care, 68-unit assisted living care, 12-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]

EXHIBIT A-2 (List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension

2110	Plaza, Emeritus at The	6031 Cheyenne Ave	Las Vegas	NV	179	41-unit independent living care, 138-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2158	Cedar Ridge, Emeritus at	10107 S Garnett Rd	Broken Arrow	OK	62	5-unit independent living care, 45-unit assisted living care, 12-unitAlzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2171	Sellwood, Emeritus at	8517 Se 17Th Ave	Portland	OR	89	89-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2179	Eldorado Heights, Emeritus at	2130 Eldorado Blvd	Klamath Falls	OR	60	60-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2-2

2098	Alpine Court, Emeritus at	3720 N Clarey St	Eugene	OR	72	16-unit independent living care, 56- unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2104	Alpine Springs, Emeritus at	3760 N Clarey St	Eugene	OR	70	70-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2103	Eagle Cove, Emeritus at	261 Loto St	Eagle Point	OR	78	16-unit independent living care, 62- unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2088	River Valley, Emeritus at	19200 Sw 65Th Ave	Tualatin	OR	120	120-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2093	Spring Arbor, Emeritus at	1800 India Hook Rd	Rock Hill	SC	52	36-unit assisted living care, 16-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2154	Laurel Gardens, Emeritus at	1938 Mountain Laurel Ct	Florence	SC	61	51-unit assisted living care, 10-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2076	Chandler Place, Emeritus at	745 Dilworth	Rock Hill	SC	120	120-unit independent living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2073	Remington House, Emeritus at	640 Rock Springs Rd	Kingsport	TN	50	50-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]

EXHIBIT A-2 (List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension
2075	Eden Estates, Emeritus at	1997 Forest Ridge Dr	Bedford	TX	126	62-unit independent living care, 64- unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2069	Emerald Pointe, Emeritus at	995 S Regency Rd	Cedar City	UT	55	42-unit assisted living care, 13-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2117	Maplewood, Emeritus at	1000 Maplewood Dr	Bridgeport	WV	129	85-unit independent living care, 44- unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2061	Fisher’s Landing, Emeritus at	17171 Southeast 22Nd Dr	Vancouver	WA	75	75-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2127	Brentmoor, Emeritus at	3515 10Th St Sw	Minot	ND	85	85-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2169	Park Avenue Estates, Emeritus at	1811 Ridgeway Dr	Lexington	NE	76	23-unit independent living care, 53- unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	7 Years	[***]
2119	Oaks, Emeritus at The	1500 Vintage Hill Dr	Wayne	NE	80	46-unit independent living care, 34- unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
1160	Tulsa, Emeritus at	5211 S Lewis Ave	Tulsa	OK	102	64-unit assisted living care, 38-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	7 Years	[***]
2134	Rose Valley Cottages, Emeritus at	33800 Sw Fredrick St	Scappoose	OR	15	15-unit independent living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2153	Rose Valley, Emeritus at	33800 Se Frederick	Scappoose	OR	64	64-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2139	Chestnut Lane	1219 Ne 6Th St	Gresham	OR	70	70-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2-3

2152	Hillside	300 Nw Hillside Park Way	Mcminnville	OR	324	237-unit independent living care, 47- unit assisted living care, 20-unit Alzheimer’s care, 20-unit skilled nursing facility, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]

EXHIBIT A-2 (List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension
2106	Heron Pointe, Emeritus at	504 Gwinn Street E	Monmouth	OR	61	61-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2090	Heron Pointe Cottages, Emeritus at	504 Gwinn St E	Monmouth	OR	10	10-unit independent living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2148	Sugarland Ridge, Emeritus at	1551 Sugarland Dr	Sheridan	WY	67	12-unit independent living care, 55- unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
	Lease Pool 2 (38 Properties)				3,330					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2-4

EXHIBIT A-2 (List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension
2079	Sequoia Springs, Emeritus at	2401 Redwood Way	Fortuna	CA	82	62-unit assisted living care, 20-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2054	Sequoia Springs Cottages, Emeritus at	2401 Redwood Way	Fortuna	CA	21	21-unit independent living care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
2143	Champlin Shores, Emeritus at	119 E Hayden Lake Rd	Champlin	MN	133	119-unit assisted living care, 14-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
1156	Hemet, Emeritus at	1177 S Palm Ave	Hemet	CA	88	60-unit assisted living care, 28-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
1175	Snohomish, Emeritus at	1124 Pine Ave	Snohomish	WA	84	56-unit assisted living care, 28-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
1174	Lynnwood, Emeritus at	18625 60Th Ave W	Lynnwood	WA	60	40-unit assisted living care, 20-unit Alzheimer’s care, and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]
	Lease Pool 2 Disposition (6 Properties)				468					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2-5

EXHIBIT A-2 (List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
0849	Carrollwood, Emeritus at	13550 South Village Drive	Tampa	FL	95	95-unit assisted living care, and suchother uses necessary or incidental to such use	15 Years	10 Years	7 Years	[***]
0820	Irving, Emeritus at	820 North Britain Road	Irving	TX	201	141-unit independent living care, 60-unit assisted living care, and such other uses necessary or incidental to such use	15 Years	10 Years	7 Years	[***]
0859	Oviedo, Emeritus at	6965 Red Bug Lake Road	Oviedo	FL	66	43-unit assisted living care, 23-unitAlzheimer’s care, and such other usesnecessary or incidental to such use	15 Years	10 Years	7 Years	[***]
0732	Port Orange, Emeritus at	1675 Dunlawton Avenue	Port Orange	FL	85	72-unit assisted living care, 13-unitAlzheimer’s care, and such other usesnecessary or incidental to such use	15 Years	10 Years	7 Years	[***]
0802	St. Augustine, Emeritus at	150 Mariner Health Way	St. Augustine	FL	89	72-unit assisted living care, 17-unitAlzheimer’s care, and such other usesnecessary or incidental to such use	15 Years	10 Years	7 Years	[***]
0245	Voorhees, Emeritus at	1301 Laurel Oak Road	Voorhees	NJ	77	66-unit assisted living care, 11-unitAlzheimer’s care, and such other usesnecessary or incidental to such use	15 Years	10 Years	9 Years and 11Months	[***]
	Lease Pool 2 Delayed Commencement (6 Properties)				613					[***]
	Total Lease Pool 2 (50 Properties)				4,411					[***]

Note: The initial and renewal terms set forth in the exhibits for any facility shall in no event exceed 80% of the estimated useful life of such facility (as determined as of the date of the lease)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2-6

EXHIBIT A-2.1
Initial Allocated Minimum Rent - Pool 2

HCP #	Facility Name	July 2014	August 2014	September 2014	October 2014	November 2014	December 2014	Full Year 2014	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
2092	Orchard Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1233	Roslyn, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2144	Mountain Laurel, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2165	Lake Pointe, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2053	Riverstone, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1162	Orland Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2135	Paducah, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2074	Oxford, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2129	Heartland Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2126	Churchill, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2121	La Villa, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2110	Plaza, Emeritus at The	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2158	Cedar Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2171	Sellwood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2179	Eldorado Heights, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2098	Alpine Court, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2104	Alpine Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2103	Eagle Cove, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2088	River Valley, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2093	Spring Arbor, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2154	Laurel Gardens, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2076	Chandler Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2073	Remington House, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2075	Eden Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2069	Emerald Pointe, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2117	Maplewood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2061	Fisher’s Landing, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2127	Brentmoor, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2169	Park Avenue Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2119	Oaks, Emeritus at The	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1160	Tulsa, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2134	Rose Valley Cottages, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2153	Rose Valley, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2139	Chestnut Lane	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2152	Hillside	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2106	Heron Pointe, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2090	Heron Pointe Cottages, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2148	Sugarland Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Lease Pool 2 (38 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2079	Sequoia Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2054	Sequoia Springs Cottages, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2143	Champlin Shores, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1156	Hemet, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1175	Snohomish, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1174	Lynnwood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Purchase Option Properties (6 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

0849	Carrollwood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0820	Irving, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0859	Oviedo, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0732	Port Orange, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0802	St. Augustine, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0245	Voorhees, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Delayed Commencement (6 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Total Lease Pool 2 (50 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2-7

LEGAL DESCRIPTION
(Orchard Park Assisted Living and Memory Care)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF CLEARLAKE, COUNTY OF LAKE, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

Lying within Section 21, Township 13 North, Range 7 West, M.D.M., in the County of Lake, State of California and within the lands of James W. Wilder, as described in a Deed recorded December 13, 1991, as Document Number 91-025446 of Official Records of Lake County, being Parcels One and Two, as shown on a map filed April 12, 1985 in Book 26 of Parcel Maps, at page 28, lake County Records, described as follows:

A portion of Parcels One and Two, as shown on the above mentioned Book 26 of Parcel Maps, at Page 28, more particularly described as follows:

BEGINNING at a point on the South Meat said Parcel One, distant thereon South 89° 34’ 30” East; 438.75 feet from the Southwest corner thereof; thence parallel to the West line of said Parcel One, South 00° 54’ OW West, 65.08 feet; thence, South 89° 34’ 30” East, 250.00 feet; thence parallel to the West line of said Parcel One, North 00° 54’ 00” East, 430.00 feet to the South line of Bums Valley Road, said line being the South line of a 25 foot Roadway and Public Easement as shown on said Parcel Map; thence along said South ine of Bums Valley Road North 89° 34’ 28” West, 250.00 feet to the Northeast corner of that certain parcel of land conveyed to the City of Clearlake, in a Deed recorded July 18, 1991, Document No. 91-014387, Official Records of Lake County; thence parallel to the West side of said Parcel One and continuous to last said City of Clearlake parcel South 00° 54’ 00” West, 364.92 feet to the Point of Beginning.

Pursuant to Lot Line Adjustment No. 01-99, Recorded July 12, 1999 as Instrument No. 99-011880, Lake County Records.

APN: 010-026-420-000

Exhibit A-2-8

LEGAL DESCRIPTION
(Denver, Colorado)

BLOCK 3,
SULLIVAN GARDENS, ACCORDING TO THE PLAT THEREOF RECORDED APRIL 19,
1912, IN PLAT BOOK 2, AT PAGE 51B,
COUNTY OF ARAPAHOE,
STATE OF COLORADO.

Tax Parcel No. 1973-28-3-07-008.

Which property was acquired by CNL Retirement ST1 Colorado, LP, a Delaware limited partnership in Deed recorded April 3, 2003, at Reception No. B3069739.

Exhibit A-2-9

LEGAL DESCRIPTION
Mountain Laurel Senior Living Community)

4. The Land referred to in this policy is described as follows:
Address:1175 & /177 Hebron Ave. (Units 2 & 3)
City/Town:Glastonbury
County:Hartford
State:CT
Unit Nos.:2 and 3
CIC:Glastonbury Health Care Center

All those certain pieces or parcels of land, together with any improvements thereon, located in the Town of Glastonbury, County of Glastonbury and State of Connecticut, =slating of Units Two and Three of Glastonbury Health Care Center, a Condominium, together with an undivided interest in the common elements being more particularly designated and described in that certain Declaration of Condominium dated as of June 30, 1997 and recorded in Volume 1095 at Page 39 of the GlastonburyLand Records; as amended by that certain First Amendment dated June 23,1999 and recorded in Volume 1278 at Page 58 of the said Land Records; as farther amended by that certain Second Amendment dated July 12, 2000 and recorded in Volume 1362 at Page 277 of the said Land Records.

Together with the easements set forth in said Declaration, as amended.

Exhibit A-2-10

LEGAL DESCRIPTION
Lake Pointe Assisted Living and Memory Care Community)

All that tract or parcel of land lying, situate and being located in the County of Hart, State of Georgia, and being more particularly described as follows:

BEGINNING at a nail and cap at the intersection of the Southern Right-of-Way of Walnut Street, said nail and cap balm the POINT OF BEGINNING; thence as the Right-of-Way of Walnut Street, South 08 degrees 03 minutes 31 seconds East. 175.08 feet to an open top pipe., thence leaving the Right-of-Way of Walnut Street, South 111 degrees 48 minutes 47 seconds West, 5.55. feet to a %4 rebar, thence South 81 degrees 55 minutes 55 seconds West, 221.63 feet to a %4rebar, thence South 81 degrees 56 minutes 10 seconds West, 159.99 feet to an open top pipe; thence North 08 degrees 03 minutes 20 seconds West, 175.03 feet to an open top pipe on the Southern Right-of-Way of East Johnson Street: thence es the Right-of-Way of East Johnson Street, North SI degrees 55 minutes 31 seconds East, 387.16 feet to the POINT OF BEGINNING.

Said parcel contains 1.556 acres.

And being the avian: property also described as follows:

All that tract or parcel of hind situate. lying and being in the City of Hartwell, 1 t 12th District, G.M., Hart County, Georgia, and particularly described on a Nat entitled “Survey for. Thomas Bailey by Dean H. Teasley, Surveyor, dated June 13, 1990, recorded at Nat Book 2-D, Page 272, in the Office of the Clerk of Superior Court of Hart County, Georgia, which mid Nat is hereby incorporated into this description by reference and made a pan hereof and subject lot being bounded now or formerly and generally as follows. Northeasterly by the Right-of-Way of Walnut Street; Southeasterly by land of Ethridge and land of Russell; Southwesterly by property of Powell and Northwesterly by the Right-of-Way of EastJohnson Street.

Exhibit A-2-11

LEGAL DESCRIPTION
(Riverstone, Emeritus at)

All that tract or parcel of land lying and bong in Land Lot 192 of the 14th District, 2nd Section of Cherokee County, Georgia, and being more particularly described as follows:

Begin at the mitred intersection of the rights-of-way of Reinhardt College Parkway (westerly WW) and Riverstone Terrace (Southern kW); proceed along the Southern right-of-way of Rivets-tone Terrace 181.77’ to an iron pin set (112” mbar). said point being the true Point of Beginning. Thence from said True Point of Beginning

Proceed South 00 degrees 01 minutes 47 seconds East 10533 to an iron pin set (1/2” mbar),

Thence proceed South 38 degrees 22 minutes 30 secondsEast 149.45’ to an iron pin found (1” open top Pipe),

Thence proceed South 27 degrees 51 minutes 23 seconds West 95.44’ to an iron pin set (1/2”rebar),

Thenceproceed South 27 degrees 46 minutes 18 seconds West 75.08’ to an iron pin set (112” mbar),

Thence proceed South 25 degrees 52 minutes 10 second; West 80.1 to an iron pin found (3/4” crimped top pipe),

Thence proceed North 72 degrees 00 minutes 14 seconds West 305. 18to an iron pin set (1/2”rebar),

Thence proceed North 00 degrees00 minutes; 00 seconds East 350.91 to an iron pin set (1/2” rebar)

Thence proceed North 89 degrees 58 minutes 02 seconds East 331.95 to an iron pin set (1/3 rebar)

Said Point being the true Point of Beginning.

Said tract being 3.18 acres and being known as Parcel A, as shown and further described on a Plat of survey fromthe Oaks at Riverstone, L.L.C. by Roger S. Lee Assoc. Inc., dated October 20,2004.

AS SURVEYED LEGAL DESCRIPTION:

All that tract or parcel of land lying and being in Land Lot 192 of the 14th District, 2nd Section of Cherokee County, Georgia, and being more particularly described as follows:

Commencing at the mitered intersection of the rights of way of Reinhardt College Parkway (westerly R/W) and Riverstone Terrace (Southerly R/W), then proceed along the Southerly right of way of Riverstone Terrace for 171.77foot to a pin set (1/2 inch rebar) set at the POINT OF BEGINNING; then leaving said right of way, proceed South 00 degrees 01 minutes 47 seconds East for 105.33 feet to a (112 inch re-bar) set; then South 18 degrees 22 minutes 30 seconds East for 149,45 feet to a (1/2 inch re-bar) set; then South 27 degrees 51 minxes 23 seconds West for 95.44 feet to a point; then South 27 degrees46 minutes 18 seconds West for 75.08 feet to a point; then South 25 degrees 52 minutes 10 seconds West for 80.10 feet to a (1/2 inch open top pipe) found; then North 72 degrees00 minutes 14 seconds West for 312.22 feet to a (112 inch to-bar) set, then North 01 degrees 05 minutes 59 seconds East for 348.80 feet to a (1/2 inch re-bar) set on die southerly right of way of Riverstone Terrace; then North 89 degrees 58 minutes 02 seconds East along said rip of way for 311.95 feet to the (1/2 inch re-bar) set at the POINT OF BEGINNING.

Said Tract of Parcel contains 3.203 acres of land, more or less, along with ell improvements thereon and as shown on the survey by the Bentley-Craton Group (file 07004) dated January 30, 2007 and is the same property shown on the survey for The Oaks at Riverstone, LLC by Roger S. Lee & Associates, Inc. dated September 28, 2005.

PARCEL II:

Easements as set forth in that certain Easement Agreement between Bright-Sasser Canton, L.L.C., a Georgia limited liability company and The Oaks at Riverstone, LLC, a Georgia limited liability

Exhibit A-2-12

company, dated September 20, 2004, filed for record January 7, 2005. and recorded is Deed Book 7627, Page 56, Cherokee County, Georgia, records.

Exhibit A-2-13

LEGAL DESCRIPTION
(Orland Park, Illinois)

LOT 1 IN MARRIOTT’S BRIGHTON GARDENS OF ORLAND PARK, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 36 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JULY 22, 1998 AS DOCUMENT 98638801, IN COOK COUNTY, ILLINOIS.

Exhibit A-2-14

LEGAL DESCRIPTION
(Culpepper Place Assisted Living Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF McCRACKEN, STATE OF KENTUCKY, AND IS DESCRIBED AS FOLLOWS:

Real Property
Legal Description

Real property in the City of Paducah, County of McCracken, State of Kentucky, described as follows:

Being a 5.6197 acre tract, depicted as Tract A, on the Waiver of Subdivision Plat for Paducah Assisted Living, LLC, of record in Plat Section L, Page 1720, in the McCracken County Court Clerk’s Office.

Being in all respects the same property conveyed to BRE/SW CULPEPPER PLACE, LLC, by the following deeds:

1.Deed from SWP’s Culpepper Place, LLC, dated July 27, 2010, of record in Deed Book 1202, page 9, McCracken County Clerk’s Office;

2.Deed from Baxter’s Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 18, aforesaid clerk’s office;

3.Deed from Evonuk’s Culpepper Place,LLC, dated August 5. 2010, of record in Deed Book 1202, page 27, aforesaid clerk’s office;

4.Deed from Levine’s Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 36, aforesaid clerk’s office;

5.Deed from Yudess’Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 46, aforesaid clerk’s office;

6.Deed from Parrish’s Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 55, aforesaid clerk’s office; and

7.Deed from Stayton SW Assisted Living LLC, et al., by deed dated August 5, 2010, of record in Deed Book 1201, page 742, aforesaid clerk’s office.

Exhibit A-2-15

LEGAL DESCRIPTION
(Oxford, Emeritus at)
(Azalea Gardens)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LAFAYETTE, STATE OF MISSISSIPPI, AND IS DESCRIBED AS FOLLOWS:

A tract of land in the Northwest Quarter (NW 1/4) of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:

Beginning at a 1/2” rebar found located 8,294.09 feet South and 268.42 feet eastof a concrete monument marking the Northwest Corner of the Southwest Quarter of Section 28, Township 8 South, Range 3 West; run thence due East for a distance of 520.58 feet to a 1/2”rebar found; run thence S 32° 19’ 02” E fora distance of 27.57 feet to a 1/2” rebar found; run thence S 53° 36’ 58” W fora distance of 32.08 feet to a 1/2”rebar found; run thence S 36° 23’ 02” E fora distance of 5.00 feet to a 1/2” rebar found; run thence S 57°40’58” W for a distance of 108.35 feet to a 1/2” rebar found; run thence S 32° 19’ 02” E for a distance of 180.30 feet to a 1/2”rebar found; run thence due South for a distance of 52.73 feet to a 1/2” rebar found; run thence S 14° 04’20” W for a distance of 106.93 feet to a 1/2” rebar found; run thence due South for a distance of 105.01 to 1/2”rebar found; run thence N 89°22’ 31” W for a distance of 493.05 feet to 1/2” rebar found; run thence N 00°11’42” E. for a distance of 512.74 feet to the Point of Beginning of the herein described tract of land, said tract contains 5.81 acres, more or less.

Together with a perpetual right-of-way with the right to erect, construct, install, and thereafter use, operate, repair, maintain, replace a roadway and the necessary appurtenances thereto, together with the right of ingress and egress for the purposes for which the above mentioned rights are granted, on, over and across the following described property situated in Lafayette County. Mississippi, to-wit:

A tract of land being located in the Southwest Quarter (SW 1/4) of Section 33, Township 8 South, Range 3 West, and in the Northwest Quarter of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows.:

Beginning at a point being located 7,047.32 feet south and 2,149.92 feet eastofa concrete monument marking the Northwest Corner of the Southwest Quarter of Section 28, township 8 South, Range 3 West, run thence S 08°36’ 53” E for a distance of 98.84 feet to a point; run thence S 25° 11’ 50” W for a distance of 143.27 feet to a point on a curve to the right; run thence along said circular curve for a distance of 491.67 feet, with a radius of 506.92 feet, said curve having a chord bearing of S 52° 59’ 01” W and a chord distance of 472.62 feet to a point; run thence S 800 46’10”W for a distance of 99.29 feet to a point on a circular curve to the left; run thence along said curve for a distance of 247.20 feet with a radius of 282.57 feet, said curve having a chord bearing of S 55° 42’ 26” W and a chord distance of 239.40 feet to a point; run thence S 30° 38’ 43” W for a distance of 157.39 feet to a point on a circular curve to the right; run thence along said circular curve for a distance of 281.64 feet with a radius of 702.50 feet, said curve having a chord bearing of S 42° 07’ 51” W and a chord distance of 279.76 feet to a point; run thence S 53°36’ 58” W for a distance of445.85 feet to a found 1/2” rebar, said point being the northeast corner of a 5.81 acre tract; run thence N 32° 19’ 02” W for a distance of 27.57 feet to a found1/2” rebar; run thence due west for a distance of 46.36 feet to a point; run thence N 530 36’ 58” E for a distance of 481.22 feet to a point on a circular curve to the left; runthence along said circular curve for a distance of 259.59 feet with a radius of 647.50 feet, said curve having a chord bearing of N 42° 07’ 51” E and achord distance of 257.86 feet to a point; run thence N 30° 38’ 43” E for a distance of 157.39 feet to a point on a circular curve to the right, run thence along said circular curve for a distance of 295.32 feet with a radius of 337.57 feet, said curve having a chord bearing of N 55° 42’ 26” E and a chord distance of 285.99 feet to a point; run thence N 80° 46’ 10” E for a distance of 99.29 feet to a point on a circular curve to the left; run thence along said circular curve for a distance of 438.33 with a radius of 451.92 feet, said curve

Exhibit A-2-16

having a chord bearing of N 52° 59’ 01” Eand a chord distance of 421.35 feet to a point; run thence N 25°11’50”E for a distance of 225.39 feet to the point of beginning, said tract contains 2.40 acres, more or less, within the herein described easement.

LESS AND EXCEPT:

A parcel of land in the Northwest Quarter (NW 1/4) of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:

Beginning at a point located 8,294.08 feet South and 788.80 feet East of a concrete monument marking the Northwest Corner of the Southwest Quarter (SW 1/4) of Section 28, Township 8 South, Range 3 West; run thence S 32°19’ 02” E for a distance of 27.57 feet to a 1/2”rebar set; run thence S 53° 36’58”W for a distance of 32.08 feet to a 1/2”rebar set; run thence S 36°23’02” E for a distance of 5.00 feet to a 1/2”rebar set; run thence S 57° 40’ 58” W fora distance of 21.85 feet to a 1/2”rebar set on a curve to the right; run thence along said curve to the right, said curve having a radius of 48.00 feet and an arc length of 75.52 feet, a chord bearing of N 31° 27’ 11” W with a chord length of 67.97 feet to a 1/2”rebar set; run thence N 89° 56’ 58” E for a distance of 62.05 feet to the Point of Beginning of the herein described parcel of land, said parcel contains 0.07 acres of land, more or less.

AND ALSO DESCRIBED AS PER SURVEY:

A parcel of land lying in the Northwest Quarter of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:

Commence at the Northwest comer of the Southwest Quarter of Section 28, Township 8 South, Range 3 West, said Lafayette County; thence East 268.42 feet to a point; thence South 8294.09 feet to a 5/8” capped rebar set (SMW LS 02859) and the Point of Beginning; thence S 89°29’ 22” E along the southerly line of Lots 2-6 and Lot A of The Azaleas P.U.D. Phase III, Part I as recorded in Plat Cabinet B, Sheet 15 in the Chancery Clerks Office for said Lafayette County, for a distance of458.49 feet to a 5/8” capped rebar set (SMW LS 02859); thence along the westerly right-of-way line of the cul-de-sac of Azalea Drive with a curve to the left having an arc length of 75.61 feet, a radius of 48.00 feet, and a chord bearing and distance of S 30° 56’ 33” E for 68.03 feet to a 1/2” rebar found; thence leaving said westerly right-of-way tine S 58° 11’ 36” W for a distance of 86.54 feet to a 5/8” capped rebar set (SMW LS 02859); thence S 31° 42’ 24” E along the westerly line of Lots 12-15 of Azalea Cove as recorded in Plat Cabinet B, Sheet 16 in the Chancery Clerks Office for said Lafayette County, for a distance of 180.86 feet to a 5/8” capped rebar set (SMW LS 02859); thence S 00°30’ 38” W for a distance of 52.07 feet to a 1/2” rebar found at the southwest corner of said Lot 12; thence S 14° 34’ 58” W for a distance of 106.93 feet to a 5/8” capped rebar set (SMW LS 02859); thence S 00° 30’ 38” W along the westerly line of Lot 10 of said Azalea Cove for a distance of 105.01 feet to a 5/8” capped rebar set (SMW LS 02859) at the southwest corner of said Lot 10; thence N 88° 51’ 53’ W for a distance of 493.05 feet to a 5/8’ capped rebar set (SMW LS 02859); thence N 00° 42’ 20” E for a distance of 512.74 feet to the Point of Beginning. Said described parcel of land contains 5.78 acres, more or less.

Exhibit A-2-17

LEGAL DESCRIPTION
(Heartland Park Senior Living Community)

Lot 1, Block 1, Heartland Park Estates, Seward, Seward County, Nebraska, EXCEPT that part more particularly described as follows: Beginning at the Northwesterly corner of Lot 1, Block 1, Heartland Park Estates to the City of Seward, located in the West half on the Northwest Quarter of Section 16, Township 11 North, Range 3 East of the 6th P.M., Seward County, Nebraska also said point is on the West line of the East half on the Northwest Quarter and Tax Lot 29 of said Section 16, thence N 88°52’47”W, (an assumed bearing), and on the Northerly line of Lot 1, Block 1 of said Heartland Park Estates, a distance of 30.01 feet; thence S 00°03’06”W, 30 feet Westerly of and parallel to the East line of the West half of the Northwest Quarter, of said Section 16, a distance of 730.14 feet to a point on the Southerly line of Lot 1, Block 1 of said Heartland Park Estates; thence S 88°52’47”E, and on the Southerly line of Lot 1, Block 1 of said Heartland Park Estates, a distance of 30.01 feet to the Southeasterly corner of Lot 1, Block 1 of said Heartland Park Estates and also said point is on the East line of the West half on the Northwest Quarter of said Section 16, thence N00°03’06”E, and on the East line of the west half of the Northwest Quarter of said Section 16 and Lot 1, Block 1 of said Heartland Park Estates, a distance of 730.14 feet to the Point of Beginning.

Exhibit A-2-18

LEGAL DESCRIPTION
(Churchill, Emeritus at)

Lying and being situate in Iredell County, North Carolina, and being more particularly described as follows:

Being all of Tracts B, D, E, H AND I, as such are depicted on a plat entitled “Revision Of Lake Norman Pavillion”, according to the plat thereof, recorded in Map Book 36, page 119 and revised in Map Book 40, page 129, in the Office of the Register of Deeds of Iredell County, North Carolina.

AND INCLUDING ALL THE right, title and interest to those certain access easements recorded in Book 1260 at Page 2417 and Book 1558 at Page 1275 of the Iredell County Public Registry.

Exhibit A-2-19

LEGAL DESCRIPTION
(La Villa Assisted Living and Memory Care Community)

All of Wedgwood Summary Plat, in the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat filed in the Chaves County Clerk’s Office on March 14, 1995 and recorded in Book R of Plat Records, at Page 18.

Exhibit A-2-20

LEGAL DESCRIPTION
(The Plaza at Sun Mountain Independent and Assisted Living Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CLARK, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

Parcel I:

Lot One (I) as shown in File 88 of Parcel Maps, Page 83, in the Office of the County Recorder of Clark County, Nevada.

Parcel II:

Non-exclusive easements for ingress and egress of pedestrian and vehicular traffic as set forth in that certain document titled “Agreement for Reciprocal Access Easement” recorded December 2, 2005, in Book 20051202, as Instrument No. 01981 of Official Records, Clark County, Nevada.

APN: 138-14-501-002

Exhibit A-2-21

LEGAL DESCRIPTION
(Cedar Ridge, Emeritus at)

TRACT 1

Lot One (1), Block One (1), THE VYNE AT CEDAR RIDGE II, an Addition to the City of Broken Arrow, Tulsa County, State of Oklahoma, according to the recorded plat thereof.

TRACT 2

Lot One (1), Block One (1), THE VYNE AT CEDAR RIDGE, an Addition to the City of Broken Arrow, Tulsa County, State of Oklahoma, according to the recorded plat thereof.

Exhibit A-2-22

LEGAL DESCRIPTION
(Sellwood, Emeritus at)

Lots 1, 2, 5, 6, 7, 8, 16, 17 and 18, Block 80, SELLWOOD, in the City of Portland, County of Multnomah and State of Oregon.

Exhibit A-2-23

LEGAL DESCRIPTION
(Eldorado Heights Assisted Living Community)

ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being:

[ILLEGIBLE TEXT]

Exhibit A-2-24

LEGAL DESCRIPTION
(Alpine Court, Emeritus at)

Lot 7, BARGER DRIVE P.U.D., as platted and recorded in File 75, Slides 556, 557, 558, 559 and 560, Land County Oregon Plat Records, in Lane County, Oregon.

Exhibit A-2-25

LEGAL DESCRIPTION
(Alpine Court, Emeritus at)

Lot 6, BARGER DRIVE P.U.D., as platted and recorded in File 75, Slides 556, 557, 558, 559 and 560, Land County Oregon Plat Records, in Lane County, Oregon.

Exhibit A-2-26

LEGAL DESCRIPTION
(Eagle Cove, Emeritus at)

PARCEL I

Beginning at the Southeasterly corner of Block 11 of Central Addition to the City of Eagle Point, according to the Official Plat thereof, now of record in Jackson County, Oregon; thence North 64°34’00” West, along the Southwesterly line thereof, 294.93 feet to the Southeasterly corner of Lot 16; thence North 25°21’39” East, along the Southeasterly line of Lots 16, 15, 14. 13 and 12, a distance of 124.88 feet to the Northeasterly corner of said Lot 12; thence North 64°34’00” West along the Northeasterly line thereof, 96.70 feet to a point on the Northwesterly line of said Block 11; thence North 19°22’00” East along said Northwesterly line, 127.93 feet; thence along the arc of a 25.00 foot radius curve to the right (the long chord to which bears North 67°24’00” East 37.18 feet) an arc distance of 41.92 feet to a point on the Northeasterly line of said Block 11; thence South 64°34’00” East along said Northeasterly line, 230.29 feet to a 5/8 inch iron pin; thence South 25°23’43” West 139.87 feet to a 5/8 inch iron pin; thence South 4°34’10” East 150.06 feet to a point on the Southeasterly line of Block 11, said point being marked with a 5/8 inch iron pin; thence South 25°26’00” West along said Southeasterly line, 139.87 feet to the point of beginning. ALSO; All that portion of the vacated Nova and Kelso Streets adjacent to said property and Inuring thereunto by law, vacated by Ordinance No. 11-77 of the City of Eagle Point, and recorded March 15, 2001 as Document No. 01-10055, Official Records of Jackson County. Oregon.

PARCEL II

Lots 12-16 in Block 11 of Central Addition to the City of Eagle Point, according to the Official Plat thereof, now of record in Jackson County, Oregon. TOGETHER WITH: Those portions of Kelso Street and Nova Street vacated by Ordinance No. 11-77 per Document No. 01-10055, Official Records of Jackson County, Oregon, more particularly described as follows: Beginning at a 5/8 inch rebar on the Northwesterly boundary of Central Addition, according to the Official Plat thereof, now of record in said Jackson County, said 5/8 Inch rebar bears North 19°22’00” East 5.76 feet from the Northwesterly corner of Lot 1 in Block 12 said Central Addition; thence North 19°22’00” East along said Northwesterly boundary, 174.87 feet to a point which bears North 70°38’00” West 50.00 feet from the Northwesterly corner of Lot 12 in Block 11 of said Central Addition; thence South 70°38’00” East 50.00 feet to said Northwesterly corner of Lot 12; thence South 19°22’00” West along the Northwesterly boundary of Lots 12-16 of said Block 11, a distance of 125.58 feet to the Southwesterly corner of said Lot 16; thence South 64°34’00” East along the Southwesterly boundary of said Lot 16, a distance of 78.61 feet to a point on the Southeasterly boundary of the aforementioned street vacation; thence South 25°6’01” West along said boundary 54.89 feet to a 5/8 inch rebar; thence leaving said boundary, North 64°17’20” West 123.12 feet to the point of beginning.

Exhibit A-2-27

LEGAL DESCRIPTION
(River Valley, Emeritus at)

The Land referred to in this policy is described as follows:

A tract at land in the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian in the City of Tualatin, County of Clackamas and Stale of Oregon, being more particularly described as follows:

Commencing at the Southeast corner of said Section 19, being marked by a brass disc; thence North 1°49’54” East along the West line of said Section 19, a distance of 2,183.71 feet; thence South 88°10’06” East at 90’ to said West line, a distance of 20.00 feet to a point in the East right-of-way line of Meridian Road (S.W. 65th Ave. or County Road No. 591) and the point of beginning of the tract herein to be described, said point being marked by a 5/8-inch iron rod set by Caswell (P.L.S. No. 737), said point also marking the Southwest corner of the Jess Roe Property as recorded on P.S. No. 22182 in Clackamas County Survey Records; thence from said point of beginning South 87°31’29” East along the South line of said Roe Property, 580.00 feet; thence South 2°35’50” West, 434.18 feet; thence South 80°00’00” West, 274.43 feet to a point of curve to the right having a radius of 363.00 feet; thence along said curve through a central angle at 25°58’50’ (said curve subtended by a chord which bears North 87°01’35” West, 165.23 feet) an arc length of 166.85 feet; thence North 74°03’10” West, 62.08 feet to a point of curve to the right having a radius at 5.00 feet; thence along said curve through a central angle of 76°47’50’ (said curve subtended by a chord which bears North 36°39’15” West, 6.21 feet), an arc length of 6.70 feet to a point of reverse curve to the left having a radius of 157.00 feet; thence along said curve through a central angle of 90°54’47” (said curve subtended by a chord which bears North 42°42’43” West, 223.79 feet), an arc length of 249.12 feet to a point of reverse curve to the right having a radius of 5.00 feet; thence along said curve through a central angle of 90°00’00” (said curve subtended by a chord which bears North 43°10’06” West, 7.07 feet), an arc length of 7.85 feet; thence North 88°10’06” West, 14.39 feet to a point in the East right-of-way line of said Meridian Road; thence along said right-of-way line North 1°49’54” East, 310.16 feel to the point of beginning.

SAVE AND EXCEPT that tract of land described in Deed to Clackamas County recorded January 28, 2004 as Recorders Fee No. 2004-006234.

TOGETHER WITH an ingress and egress easement described as follows:

A strip of land for ingress and egress purposes over and along Meridian Park Hospital Access Road situated in the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian, in the County of Clackamas and State of Oregon, being more particularly described as follows:

Commencing at a brass disc marking the Southwest corner of said Section 19; thence North 1°49’54” East along the West line of said Section, a distance of 1,836.55 feet; thence South 88°10’06” East, 20.03 feet to point of beginning of the tract herein to be described, said point of beginning being at the intersection of the centerline of the Meridian Park Hospital Access Road with the East right-of-way line of Meridian Road (S.W. 65th Avenue or County Read No. 591); thence from said point of beginning North 1°49’54” East along said right-of-way 21.22 feel to a point of curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 50°51’31” (said curve subtended by a chord which bears South 62°44’20” East, 21.47 feet), an arc length of 22.19 feet to a point of reverse curve to the right having a radius of 137.00 feet thence along said curve through a central angle of 90°54’47” (said curve subtended by a chord which bears South 42°42’43” East, 195.28 feet), an arc length of 217.38 feet to a point of curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 76°47’51” (said curve subtended by a chord which bears South 35°39’15” East, 31.06 feet), an arc length of 33.51 feet; thence South 74°03’10” East, 62.08 feet to a point of curve to the left having a radius of 388.00 feet; thence along said curve through a central angle of 19°16’27” (said curve subtended by a chord which bears South 83°41’11” East, 129.04 feet), an arc length of 130.52 feet; thence along a radial line North 3°19’37” West, 20.110 feet to a point in the South line of a tract of land leased to the Assisted Living Community and a point on a Curve to the left having a radius of 368.00 feet: thence along said arc through a central angle of 6°40’23” (said curve subtended by a chord which bears North 83°20’04” East, 42.84 feet), an arc length of 42.86 feet; thence departing said lease line and crossing

Exhibit A-2-28

said Access Road at right angles South 10°00’00” East, 44.00 feet to a point of curve to the right having a radius of 412,00 feel; thence along said curve through a central angle of 25°58’50” (said curve subtended by a chord which bears North 87°01’35” West, 184.99 feet) an arc length of 186.58 feet; thence North 74°03’10” West, 61.22 feet to a point of curve to the left having a radius of 25.00 feet (said curve subtended by a chord which bears South 64°37’00” West, 33.02 feet), an arc length of 36.07 feet; thence North 66°42’50” West, 24.00 feet; thence North 23°17’10” East, 16.44 feet to a point of curve to the left having a radius of 113.00 feet; thence along said curve through a central angle of 111°27’16” (said curve subtended by a chord which bears North 32°26’28” West, 186.76 feet), an arc length of 219.81 feet to a point of compound curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 50°51’30” (said curve subtended by a chord which bears South 66°24’09” West, 21.47 feet), an arc length of 22.19 feet to a point in the East right-of-way line of said Meridian Road; thence along said right-of-way line North 1°49’54” East, 21.22 feet to the point of beginning.

SAVE AND EXCEPT that tract described in Deed to County of Clackamas recorded January 28, 2004 as Recorder’s fee No. 2004-006234.

ALSO TOGETHER WITH an ingress and egress easement described as follows:

A strip of land for ingress and egress purposes which lies between and is contiguous with an ingress-egress easement over and along Meridian Park Hospital Access Road and a tract of land leased to the Assisted Living Community, said strip of land being situated in the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian, in the County of Clackamas and State of Oregon, being more particularly described as follows:

Commencing at a brass disk marking the Southwest corner of said Section 19; thence North 1°49’54” East along the West line of said section, a distance of 1709.37 feet; thence at right angles South 88°10’06” East, 176.37 feet to a point of compound curve on said Access Road easement; thence along said easement on a curve to the left having a radius of 137.00 feet, through a central angle of 20°5’28” (said curve subtended by a chord which bears North 1°41’57” East, 5.00 feet), an arc length of 5.00 feet to the point of beginning of the tract herein to be described; thence from said point of beginning, continuing along said curve to the left having a radius of 137.00 feet, through a central angle of 18°06’43” (said curve subtended by a chord which bears North 8°25’09” West, 43.21 feet), an arc length of 43.39 feet; thence radially departing said Access Road easement North 72°30’29” East, 20.00 feet to a point in a curve on the perimeter of said Assisted Living Community Tract; thence along said curve to the right having a radius of 157.00 feet, through a central angle of 16°08’43” (said curve subtended by a chord which bears South 8°25’09” East, 49.51 feet), an arc length of 49.72 feet; thence radially departing said Assisted Living Community Tract, North 89°20’47” West 20.00 feet to the point of beginning.]

Exhibit A-2-29

LEGAL DESCRIPTION
(Spring Arbor, Emeritus at)

Real property in the City of Rock Hill, County of York, State of South Carolina, described as follows:

ALL THAT CERTAIN PIECE, PARCEL OR LOT OF LAND, LYING AND BEING IN YORK COUNTY, STATE OF SOUTH CAROLINA, BEING LOCATED AT 1800 INDIA, HOOK ROAD, AND BEING MORE FULLY SHOWN AND DESIGNATED ON PLAT OF PROPERTY SURVEYED FOR SPRING ARBOR● ROCK HILL, A VIRGINIA LIMITED PARTNERSHIP, PREPARED BY FISHER-SHERER, INC., DATED SEPTEMBER 16, 1998, LAST REVISED JANUARY 14 2004, AND RECORDED IN THE OFFICE OF THE CLERK OF COURT FOR YORK COUNTY IN PLAT BOOK C-255 AT PAGE 7, AND HAVING THE FOLLOWING METES AND BOUNDS, TO-WIT:

BEGINNING AT A P.K. HALL LOCATED AT THE INTERSECTION OF THE CENTERLINES OF THE RIGHTS-OF-WAY OF INDIA HOOK ROAD AND STRATFORD LANE, SAID POINT BEING THE POINT OF COMMENCEMENT (P.O.C.), AND RUNNING THEREFROM IN 25°57’08” E FOR A DISTANCE OF 44.51’ TO A 3/4” REBAR THAT IS THE POINT OF BEGINNING (P.O.B.); THENCE RUNNING ALONG THE NORTHEASTERN RIGHT-OF-WAY OF INDIA HOOK ROAD IN 30°02’00” W FOR A DISTANCE OF 324.99’ TO A 5/8” PIN SET; THENCE CONTINUING ALONG THE NORTHEASTERN RIGHT-OF-WAY OF INDIA HOOK ROAD IN 29°48’15” W FOR A DISTANCE OF 23.50’ TO A 5/8” PIN; THENCE TURNING AND RUNNING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE IN A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00’, AN ARC DISTANCE OF 31.50’ AND A CHORD BEARING OF N 14°46’38” E AND A CHORD DISTANCE OF 28.35’ TO A 5/8” PIN; THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE N 59°58’31” E FOR A DISTANCE OF 27.59’ TO A 5/8” PIN, THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE IN A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 120.00’, AN ARC DISTANCE OF 32.19’ AND A CHORD BEARING OF N 67°50’33” E AND A CHORD DISTANCE OF 32.10’ TO A 5/8” PIN SET; THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE N 75°14’01” E FOR A DISTANCE OF 163.28’ TO A 5/8” PIN SET; THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE IN A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 120.00’, AN ARC DISTANCE OF 157.27’ AND A CHORD BEARING OF S 67°10’57” E AND A CHORD DISTANCE OF 146.26’ TO A 5/8” PIN SET; THENCE TURNING AND RUNNING ALONG PROPERTY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., DB 2069 AT PG, 123, S 30°10’01” E FOR A DISTANCE OF 203.73’ TO A 1/2” PIN; THENCE TURNING AND CONTINUING ALONG PROPERTY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS INC., DB 2069 AT PG. 123 N 59°46’22” E FOR A DISTANCE OF 74.90’ TO A 3/4” REBAR; THENCE TURNING AND CONTINUING WITH PROPERTY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., DB 2069 AT PG. 123, S 30°13’44” E FOR A DISTANCE OF 240.01’ TO A 1/2” PIPE; THENCE TURNING AND CONTINUING WITH PROPERTY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., DB 2069 AT PG. 123, S 59°46’15” W FOR A DISTANCE OF 119.07’ TO A 1/2” REBAR, THENCE TURNING AND RUNNING ALONG THE PROPERTY OF MICHAEL A. BAILEY AND LINDA M. BAILEY N 30°12’48” W FOR A DISTANCE OF 240.04’ TO A 1/2” REBAR, THENCE TURNING AND CONTINUING WITH SAID BAILEY PROPERTY S 59°48’32” FOR A DISTANCE OF 281.66’ TO THE POINT OF BEGINNING.

TOGETHER WITH AN EASEMENT FOR THE NATURAL FLOW OF ANY ON-PREMISE STORM WATER RUNOFF FROM THE WITHIN DESCRIBED TRACT ONTO THE ADJACENT TRACT FORMERLY OF JOHN J. RAGIN, LOUIS R. DILLS, VICTORIA R. LIDDLE, AND W.S. RAGIN, SUBJECT TO THE CONDITIONS AND AS MORE PARTICULARLY SET FORTH IN THOSE CERTAIN DEEDS RECORDED ON JUNE 14, 1994, AT RECORD BOOK 1029, PAGES 202-208, AND AS MODIFIED BY THE FOLLOWING: AGREEMENT AND MODIFICATION OF EASEMENT BY JOHN. J. RAGIN AND LOUIS R. DILLS DATED DECEMBER 16, 1994, AND RECORDED DECEMBER 28, 1994, IN RECORD BOOK 1160 AT PAGE 318; AGREEMENT AND MODIFICATION OF EASEMENT BY W.S. RAGIN DATED DECEMBER 16, 1994, IN RECORD BOOK 1160 AT PAGE 321; AND

Exhibit A-2-30

AGREEMENT AND MODIFICATION OF EASEMENT BY VICTORIA R. LIDDLE DATED DECEMBER 19, 1994, AND RECORDED DECEMBER 28, 1994, IN RECORD BOOK 1160 AT PAGE 324, IN THE OFFICE OF THE CLERK OF COURT FOR YORK COUNTY, SOUTH CAROLINA.

Exhibit A-2-31

LEGAL DESCRIPTION
(Laurel Gardens, Emeritus at)

All that certain piece, parcel or lot of land lying and being in the County of Florence, State of South Carolina and being more fully shown and designated on a Plat of an ALTA / ASCM Land Title Survey prepared for Florence Gardens, LLC, a Georgia Limited Liability Company, Matrix Florence Holding, LLC a Georgia Limited Liability Company, Colonial Bank, Capstone Capital Corporation and Chicago Title Insurance Company by Engineering Consultants, Inc.” dated 9, 1997, revised August 21, 1998 and recorded in the office of the Clerk of Court for Florence County in Plat Book 68 at page 482, and having the following metes and bounds, to wit:

“Beginning at an iron pin found (5/8” rebar) on the northernmost corner of the property and noted as the point of beginning (POB) located S 17°48’16” W 510.54 feet from an iron pin found (5/8” rebar) on the right of way of the Pamplico Highway, State Route 51 and running in a clockwise direction S 81°01’16”E for a distance of 272.59 feet along property of Pee Dee Development Company, LLC to an iron pin found (5/8” Rebar), thence turning and running around a curve to the left with an arc length of 92.25 feet, having a radius of 50.00 feet, and a chord of S 47°18’55” E for a distance of 79.71 feet along the right of way of Mountain Laurel Court to an iron pin found (5/8” rebar); thence turning and running S 17°48’10” W for a distance of 299.12 feet along the property of the Pee Dee Development Company, LLC to an iron pin found (5/8” rebar); thence continuing S 17°48’10” W for a distance of 9.95 feet along the property of Pee Dee Development Company, LLC to a calculated point (5/8”); thence turning and running N 85°25’10” W for a distance of 350.98 feet along properties of Hampton and warner to a calculated point; thence turning and running N 17°48’16” E for a distance of 11.61 feet along property of C. Ed Floyd and Kate B Floyd to an iron pin found (5/8” rebar); thence continuing N 17°48’16” E for a distance of 369.46 feet along property of C. Ed Floyd and Kaye B Floyd to an iron pin found (5/8” rebar) being the point of beginning and containing 2.82 acres.”

Also

A permanent exclusive easement appurtenant to the property above described for purposes of construction, installation, maintenance and utilization of signage over and across that certain two hundred (200) square foot area designated as “Sign Easement Area” on that certain Plat prepared for Pee Dee Development Company, LLC, by Engineering Consultants, Inc. dated November 20, 1998 and recorded in the office of the Clerk of Court for Florence County in Plat Book 66 at page 138. The servient estate constituting this sign easement area is more particularly described in the aforementioned Plat to which further reference is craved for a more complete and accurate description.

Also, Together With

Reserving unto the Grantor and Grantee nevertheless, a permanent, non-exclusive easement for purposes of ingress and egress over and across the property described above and appurtenant to the property of the Grantor more particularly described as follows:

All that certain piece, parcel or lot of land, situate, lying and being in the County of Florence, State of South Carolina containing 2.82 acres as know as Tract “A” as shown on that certain Plat prepared for Pee Dee Development Company LLC by Engineering Consultants, Inc. to be dated November 25, 1997 and recorded in the office of the Clerk of Court for Florence County in Plat book 66, page 293-A, more particularly described as follows: Beginning at an iron pin set (5/8” rebar) on the northernmost corner of the property located S 17°18’16” W 510.54 feet from an iron pin found (5/8” rebar) on the right of way of the Pamplico Highway, State Route 51 and running in a clockwise direction S 81°01’16” E for a distance of 272.59 feet along property of Pee Dee Development Company, LLC to an iron pin found (5/8” Rebar), thence turning and running around a curve to the left with an arc length of 92.25 feet, having a radius of 50.00 feet, and a chord of S 47°18’55” E for a distance of 79.71 feet along property of Pee Dee Development Company, LLC as described above to an iron pin set (5/8” rebar), thence turning and running S 17°48’10” W for a distance of 299.12 feet along the property of the Pee Dee Development Company, LLC to an iron pin set (5/8” rebar); thence

Exhibit A-2-32

continuing S 17°48’10” W for a distance of 9.95 feet along the property of Pee Dee Development Company, LLC to an iron pin set (5/8”), thence turning and running N 85°25’10” W for a distance of 350.98 feet along properties of Hampton and Warner to a point; thence turning and running N 17°48’16” E for a distance of 11.61 feet along property of C. Ed Floyd and Kaye B. Floyd to an iron pin found (disturbed/reset) (5/8” rebar); thence continuing N 17°48’16” E for a distance of 369.46 feet along property of C. Ed Floyd and Kaye B. Floyd to an iron pin found (5/8” rebar) being the point of beginning.”

Exhibit A-2-33

LEGAL DESCRIPTION
(Chandler Place Retirement Community)

Real property in the City of Rock Hill, County of York, State of South Carolina, described as follows:

ALL THOSE CERTAIN PIECES, PARCELS OR TRACTS OF LAND, WITH ANY IMPROVEMENTS THEREON, SITUATE, LYING, AND BEING LOCATED IN THE CITY OF ROCK HILL, COUNTY OF YORK, STATE OF SOUTH CAROLINA, BEING SHOWN AND DESIGNATED AS THE “DEVELOPMENT PARCEL,” CONTAINING 4.24 ACRES, 184,852 SQUARE FEET, AND THE 60’ ACCESS EASEMENT PARCEL, CONTAINING 0.60 ACRES 26,219 SQUARE FEET, ON A PLAT PREPARED FOR CHANDLER PLACE AT ROCK HILL LIMITED PARTNERSHIP BY FISHER-SHERER, INC. DATED APRIL 16, 2002, AND LAST REVISED MAY 9, 2002, AND RECORDED IN THE OFFICE OF THE CLERK OF COURT FOR YORK COUNTY IN PLAT BOOK C-67 AT PAGE 1, AND HAVING THE FOLLOWING METES, BOUNDS, COURSES, DISTANCES AND DIRECTIONS AS SHOWN ON SAID PLAT, WHICH PLAT IS INCORPORATED HEREIN BY REFERENCE, TO-WIT:

DEVELOPMENT PARCEL:
BEGINNING AT THE POINT OF THE RIGHTS-OF-WAY INTERSECTION FOR RAGIN LANE AND INDIA HOOK ROAD, BEING THE POINT OF COMMENCEMENT (P.O.C.), AND PROCEEDING S 53°02’11” E ALONG RAGIN LANE FOR A DISTANCE OF 193.90 FEET TO A NEW 5/8” IRON PIN SET DESIGNATED AS THE P.O.B. (POINT OF BEGINNING) AND LOCATED AT THE NORTHERN CORNER OF THE SUBJECT PROPERTY ON THE SOUTHERN SIDE OF THE RIGHT-OF-WAY FOR RAGIN LANE; AND THEN RUNNING S 60°39’23” E ALONG THE RIGHT-OF-WAY OF RAIN LANE FOR A DISTANCE OF 447.18 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S 27°31’44” W ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., AND PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 279.55 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S 59°27’15” E ALONG THE SAID PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 40.76 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S 31°39’47” W ALONG PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 128.31 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N 64°16’47” W ALONG SAID PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 86.26 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S 39°18’39” W ALONG SAID PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 21.06 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG 60’ ACCESS EASEMENT PARCEL, FOR A CHORD BEARING OF N 69°22’25” W AND A CHORD DISTANCE OF 190.11 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N 43°44’18” E AND A CHORD DISTANCE OF 22.95 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N 15°17’21” E AND A CHORD DISTANCE OF 42.28 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N 19°24’09” W AND A CHORD DISTANCE OF 26.38 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N 60°39’23” W ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 83.96 FEET TO A NEW 5/8” IRON PIN SET; THEN TURNING AND RUNNING IN A CURVED LINE ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF

Exhibit A-2-34

N 15°39’23” W AND A CHORD DISTANCE OF 21.21 FEET TO A NEW 5/8” IRON PIN SET; THEN TURNING AND RUNNING N 29°20’37” E ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS., FOR A DISTANCE OF 28.17 FEET TO A NEW 5/8” IRON PIN SET; THEN TURNING AND RUNNING N 60°39’23” W ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 89.81 FEET TO A NEW 5/8” IRON PIN SET; THEN TURNING AND RUNNING N 29°12’42” E ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 73.59 FEET TO AN EXISTING 1” IRON PIPE FOUND; THEN CONTINUING N 29°12’42” E ALONG PROPERTY NOW OR FORMERLY OF DENNIS W. HARRINGTON FOR A DISTANCE OF 266.08 FEET TO A NEW 5/8” IRON PIN SET, BEING THE POINT OF BEGINNING (P.O.B.); BE ALL MEASUREMENTS A LITTLE MORE OR LESS.

AND

60’ ACCESS EASEMENT PARCEL:
BEGINNING AT THE POINT OF THE RIGHTS-OF-WAY INTERSECTION FOR INDIA HOOK ROAD AND HEATHRIDGE ROAD, BEING POINT OF COMMENCEMENT (P.O.C.), AND PROCEEDING N 08°07’23” E ALONG INDIA HOOK ROAD FOR A DISTANCE OF 63.81 FEET TO AN EXISTING 5/8” IRON PIN FOUND DESIGNATED AS THE P.O.B. (POINT OF BEGINNING) AND LOCATED AT THE NORTHWESTERNMOST CORNER OF THE SUBJECT PROPERTY ON THE EASTERN SIDE OF THE RIGHT-OF-WAY OF INDIA HOOK ROAD; THEN TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF S 75°02’29” E AND A CHORD DISTANCE OF 28.34 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N 59°50’13” E ALONG SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 27.12 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THENCE TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N 67°33’14” E AND A CHORD DISTANCE OF 48.34 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N 75°16’15” E ALONG PROPERTY NOW FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 163.27 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N 77°00’34” E AND A CHORD DISTANCE OF 10.93 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG THE DEVELOPMENT PARCEL FOR A CHORD BEARING OF S 69°22’25” E AND A CHORD DISTANCE OF 190.11 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S 39°18’39” W ALONG PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 62.50 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF SPRING ARBOR ROCK HILL FOR A CHORD BEARING OF N 67°42’03”w and a chord distance of 144.54 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S 75°16’15” W ALONG SAID PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A DISTANCE OF 163.27 TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG SAID PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A CHORD BEARING OF S67°33’14”W AND A CHORD DISTANCE OF 32.23 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S59°50’513’W ALONG SAID PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A DISTANCE OF 27.53 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG SAID PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A CHORD BEARING OF S14°57’17” W AND A CHORD DISTANCE OF 28.23 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N29°55’40”W ALONG THE RIGHT-OF-WAY OF INDIA HOOK ROAD FOR A DISTANCE OF 100.00 FEET TO AN EXISTING 5/8” IRON PIN FOUND, BEING THE POINT OF BEGINNING (P.O.B.); BE ALL MEASUREMENTS A LITTLE MORE OR LESS.

Exhibit A-2-35

Exhibit A-2-36

LEGAL DESCRIPTION
(Remington House Assisted Living)

LAND LYING AND BEING IN THE 13TH CIVIL DISTRICT OF SULLIVAN COUNTY, TENNESSEE, AND FURTHER DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN ON THE NORTHERLY SIDELINE OF ROCK SPRINGS ROAD, CORNER OF ARTHUR CASTEEL PROPERTY; THENCE N. 40 DEGREES 13 MINUTES 05 SECONDS W., 328.30 FEET TO A POST, CORNER FOR CASTEEL AND KING; THENCE N. 39 DEGREES 48 MINUTES 10 SECONDS W., 324.83 FEET TO AN IRON PIN, CORNER OF KING IN THE LINE OF SULLIVAN COUNTY BOARD OF EDUCATION PROPERTY; THENCE N. 41 DEGREES 43 MINUTES 16 SECONDS E., 649.07 FEET TO AN IRON PIN; THENCE S. 39 DEGREES 55 MINUTES 17 SECONDS E., 687.59 FEET TO AN IRON PIN ON THE NORTHERLY SIDELINE OF ROCK SPRINGS ROAD; THENCE S. 42 DEGREES 49 MINUTE 49 SECONDS W., 486.97 FEET TO A POINT; THENCE S. 45 DEGREES 36 MINUTES 47 SECONDS W., 96.82 FEET TO A POINT; THENCE S. 58 DEGREES 29 MINUTES 58 SECONDS W., 62.22 FEET TO THE POINT OF BEGINNING, CONTAINING 10.02 ACRES, MORE OR LESS.

LESS AND EXCEPTED TO THE FOLLOWING PARCEL CONVEYED TO THE STATE OF TENNESSEE, DEPARTMENT OF TRANSPORTATION, BY DEED DATED THE 5TH DAY OF SEPTEMBER, 1991, OF RECORD IN THE REGISTER’S OFFICE FOR SULLIVAN COUNTY, TENNESSEE AT BLOUNTVILLE IN BOOK B03C AT PAGE 60; BEGINNING AT A RIGHT OF WAY MARKER ON THE NORTHWEST PROPOSED UNCONTROLLED RIGHT OF WAY LINE, SAID MARKER LOCATED 35 FEET LEFT OF CENTERLINE STATION 75+57.04; THENCE WITH THE SAID PROPOSED UNCONTROLLED RIGHT OF WAY LINE NORTH 34 DEGREES 28 MINUTES EAST 147.29 FEET TO A RIGHT OF WAY MARKER LOCATED 45 FEET LEFT OF CENTERLINE STATION 77+07.04; THENCE NORTH 36 DEGREES 52 MINUTES EAST 200.20 FEET TO A RIGHT OF WAY MARKER LOCATED 45 FEET LEFT OF CENTERLINE STATION 79+07.24; THENCE NORTH 39 DEGREES 48 MINUTES EAST 215.19 FEET TO A POINT ON THE COMMON PROPERTY LINE BETWEEN MARK COX AND THE ORGIE DUNCAN OWENS; THENCE WITH THE SAID PROPERTY LINE SOUTH 45 DEGREES 47 MINUTES 23 SECONDS EAST 30.22 FEET TO A POINT ON THE EXISTING NORTHWEST RIGHT OF WAY LINE OF ROCK SPRINGS ROAD; THENCE WITH THE SAID EXISTING RIGHT OF WAY LINE SOUTH 37 DEGREES 11 MINUTES WEST 323.59 FEET TO A TURN; THENCE SOUTH 37 DEGREES 12 MINUTES WEST 217.86 FEET TO A TURN; THENCE SOUTH 42 DEGREES 26 MINUTES WEST 49.98 FEET TO A TURN; THENCE SOUTH 52 DEGREES 14 MINUTES WEST 52.90 FEET TO A CORNER COMMON TO ARTHUR CASTEEL; THENCE WITH THE CASTEEL PROPERTY LINE NORTH 46 DEGREES 36 MINUTES WEST 32.24 FEET TO A POINT ON THE NORTHEAST PROPOSED UNCONTROLLED RIGHT OF WAY LINE; THENCE WITH THE SAID PROPOSED UNCONTROLLED RIGHT OF WAY LINE NORTH 49 DEGREES 57 MINUTES EAST 83.01 FEET TO THE POINT OF BEGINNING, CONTAINING 0.537 ACRES, MORE OR LESS. THE ENTIRE DESCRIPTION OF BOTH PARCELS IS BASED UPON DESCRIPTIONS IN PRIOR DEEDS AND RECORDED INSTRUMENTS.

Being the same property conveyed to BRE/SW Remington House LLC, a Delaware limited liability company, by deeds recorded in Book 2901C, page 145 and Book 2901C, page 197, Register’s Office of Sullivan County, Tennessee.

Exhibit A-2-37

LEGAL DESCRIPTION
(Eden Estates, Emeritus at)

Tract 1

Lot 1, Block 1 of Sherwood Gardens, an addition to the City of Bedford, Tarrant County, Texas, according to the plot thereof recorded in Cabinet A, Page 2693, Plot Records, Tarrant County, Texas.

Tract 2 (Easement Estate)

Those easement rights created in that certain Reciprocal Access Easement Agreement executed by and between Edengardens-Bedford, L.P. and K & K Properties dated September 26, 2002, filed for record November 8, 2002 and recorded in Volume 16127, Page 176, Deed Records, Tarrant County, Texas.

Exhibit A-2-38

LEGAL DESCRIPTION
(Emerald Pointe, Emeritus at)

Situated in the County of Iron, State of Utah:

Beginning at a point North 89°25’24” East along the Section line 1358.89 feet and South 00°48’43” East along the 1/16 Section line 1341.29 feet and North 90°00’00” East 49.19 feet from the Northwest corner of Section 22, Township 36 South, Range 11 West, Salt Lake Base and Meridian (said point being on the East R.O.W. line of Regency Road) and running thence North 24°28’19” East along said R.O.W. line 423.96 feet; thence 149.13 feet along the arc of a curve to the right through a central angle of 68°21’18” and radius of 125.00 feet; thence South 87°10’22” East 80.14 feet; thence 25.03 feet along the arc of a curve to the right through a central angle of 95°35’21” and radius of 15.00 feet to the West R.O.W. line of Bentley Boulevard; thence South 08°24’59” West along said R.O.W. line 190.74 feet; thence 245.42 feet along the arc of a curve to the right through a central angle of 30°06’35” and radius of 467.00 feet; thence South 38°31’34” West 191.03 feet; thence departing said R.O.W. line North 51°28’26” West 189.51 feet to the East R.O.W. line of Regency Road; thence Northeasterly along said R.O.W. line a distance of 5.24 feet along the arc of a non tangent curve to the right (chord bears North 23°28’16” East 5.24 feet) through a central angle of 02°00’06” and radius of 150.00 feet to the point of beginning

Informational Note: Tax Parcel No.: B-1135-0077-0022

Exhibit A-2-39

LEGAL DESCRIPTION
(Maplewood Senior Living Community)

All those certain tracts or parcels of land situate in the City of Bridgeport, Simpson District, Harrison County, West Virginia, and being more particularly bounded and described as follows:

TRACT I: Beginning at a ¾” x 30” rebar at the northernmost corner of that certain 19.52 acre tract owned by The Heritage, Inc.; thence running with the northerly line of said 19.52 acre tract as resurveyed by Hornor Brothers Engineers during June, 1995, S. 69° 47’ 23” E. for 507.38’ to a track spike at the northeast corner of said 19.52 acre tract; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22° 35’ 23” E. for 502.73’ to a point; thence leaving the easterly line of said 19.52 acre tract and running with four calculated lines through said 19.52 acre tract as follows:

S. 90° 00’ 00” W. for 177.21’ to a point; thence S. 6° 13’ 05” W. for 124.62’ to a point; thence S. 64° 33’ 31” W. for 148.34’ to a point; thence S. 76° 19’ 54” W. for 212.84’ to a ¾” x 30” rebar at the southernmost corner of an 8.63 acre parcel owned by United Hospital Center and being on an original westerly line of the aforementioned 19.52 acre tract; thence running with the common lines of said United Hospital Center and The Heritage, Inc. for two lines as resurveyed as follows:

N. 24° 13’ 17” W. for 133.28’ to a 3’4” x 30” rebar; thence N. 6° 16’ 32” W. for 760.35’ to the place of beginning, containing 8.29 acres and being part of that certain 19.52 acre tract owned by The Heritage, Inc., as recorded in said Clerk’s office in Deed Book No. 1234, at page 425.

TRACT II: Beginning at a point located on the common line between Heritage and Grafton and which bears S. 22° 35’ 23” E. 30.65’ from a track spike at the northeast corner of said Heritage property; thence running through the lands of Grafton with three lines as follows: N. 73° 58’ 51” E. for 47.50’ to a point; thence S. 18° 34’ 09” E. for 421.27’ to a point; thence S. 67° 13’ 51” W. for 17.65’ to a point on the common line of Heritage and Grafton; thence running with said common line, N 22° 35’ 23” W. for 425.72’ to the place of beginning, containing 0.32 acre.

TRACT III: Beginning at a ¾” x 30” rebar at the northwest corner of the 19.52 acre tract owned by The Heritage, Inc.; thence running with a westerly boundary of said 19.52 acre tract by survey meridian in a reverse direction S. 06° 16’ 32” E. for 760.35’ to a ¾” x 30” rebar at the westernmost corner of said 19.52 acre tract, thence running with a part of another westerly boundary of said 19.52 acre tract by survey meridian in a reverse direction S. 24° 13’ 17” E. for 133.28’ to a ¾” x 30” rebar set; thence running by survey meridian through lands of William E. and Elizabeth M. Morton for five lines as follows: S. 84° 49’ 26” W. for 384.44’ to a ¾” x 30” rebar; thence N. 03° 37’ 57” W. for 121.58’ to a ¾” x 30” rebar; thence N. 35° 43’ 45” W. for 276.84’ to a twin 12” locust marked with 3 hacks; thence N. 10° 37’ 21” E. for 172.36’ to a ¾” x 30” rebar; thence N. 19° 53’ 46” W. for 145.56’ to a power pole which bears N. 86° 24’ 38” E. for 101.40’ from a ¾” x 30” rebar in concrete found on the common line between Lloyd and James Lang and William E. and Elizabeth M. Morton; thence N. 46° 33’ 20” W. for 103.07’ to a ¾” x 30” rebar (hickory and 2 W.O. stumps gone); thence running by survey meridian N. 41° 36’ 26” E. for 181.84’ to a ¾” x 30” rebar; thence running by survey meridian N. 82° 12’ 37” E. for 389.89’ to the place of beginning and containing 8.63 acres.

Said tract or parcel of land has been determined by a survey to be described as follows:

All that certain tract or parcel of land situate in Simpson District, Harrison County, West Virginia, and being more particularly bounded and described as follows:

Beginning at an iron pin set at the northernmost corner of that certain 19.52 acre tract owned by The Heritage, Inc.; thence running with the northerly line of said 19.52 acre tract S. 69° 47’ 18” E. for 507.39 feet to an iron pin set at the northeast corner of said 19.52 acre tract; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22° 35’ 23” E. 30.65 feet to an iron pin set; thence running through the lands of Grafton with three lines as follows: N. 73° 58’ 51” E. for 47.50 feet to an iron pin set; thence S. 18° 34’ 09” E. for 421.27 feet to an iron pin set; thence S. 67° 13’ 51” W. for 17.65 feet to an iron pin set on the common line of Heritage and Grafton; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company

Exhibit A-2-40

property as resurveyed, S. 22° 35’ 23” E. for 46.36 feet to an iron pin set; thence leaving the easterly line of said 19.52 acre tract and running with four calculated lines through said 19.52 acre tract as follows: S. 90° 00’ 00” W. for 177.21 feet to a point; thence S. 6° 13’ 05” W. for 124.62 feet to a point; thence S. 64° 33’ 31” W. for 148.34 feet to a point; thence S. 76° 19’ 54” W. for 212.82 feet to a point at the southernmost corner of an 8.63 acre parcel now or formerly owned by United Hospital Center and being on an original westerly line of the aforementioned 19.52 acre tract; thence running by survey meridian through lands now or late of William E. and Elizabeth M. Morton for five lines as follows: S. 84° 49’ 26” W. for 384.44 feet to a capped pin found; thence N. 03° 37’ 56” W. for 121.58 feet to a capped pin found; thence N. 35° 43’ 45” W. for 276.84 feet to an iron pin set; thence N. 10° 37’ 21” E. for 172.36 feet to an iron pin set; thence N. 19° 53’ 46” W. for 145.56 feet to a power pole; thence N. 46° 33’ 20” W. for 103.07 feet to an iron pin set; thence running by survey meridian N. 41°36’26” for 181.84 feet to an iron pin set; thence running by survey meridian N. 82° 12’ 37” E. 389.89’ to the place of beginning and containing 17.24 acres, more or less, as shown on a survey and plat prepared by LMS Surveying, LLC dated March 7, 2006.

Exhibit A-2-41

LEGAL DESCRIPTION
(Fisher’s Landing, Emeritus at)

THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF Clark, STATE OF Washington, AND IS DESCRIBED AS FOLLOWS:

PARCEL I

Lot 1 as described in and delineated on that Short Plat recorded July 22, 1999 in Book 3 of Short Plats, Page 300, and under Auditor’s File No. 3132389, records of Clark County, Washington; being a portion of the Northeast quarter of Section 1, Township 1 North, Range 2 East and the Northwest quarter of Section 6, Township 1 North, Range 3 East of the Willamette Meridian, Clark County, Washington.

PARCEL II

The Easement Rights contained within the Declaration of Covenants, Conditions and Restrictions for Fisher’s Landing Towncenter Commercial recorded December 20, 1989 under Auditor’s File No. 8912200128, records of Clark County, Washington.

Exhibit A-2-42

LEGAL DESCRIPTION
(Brentmoor Assisted Living Community)

Lot 1, Urban Seventh Addition to the City of Minot, Ward County, North Dakota

Exhibit A-2-43

LEGAL DESCRIPTION
(Park Avenue Estates Senior Living Community)

Lots 1, 2 and 3, Block 1, in Paulsen’s First Addition to the City of Lexington, Dawson County, Nebraska.

Exhibit A-2-44

LEGAL DESCRIPTION
(The Oaks, Emeritus at)

Lot 1, Block 2, Vintange Hill First Addition to the City of Wayne, Wayne County, Nebraska; and Lot 20, Block 5, Vintange Hill 2nd Addition to the City of Wayne, Wayne County, Nebraska.

Exhibit A-2-45

LEGAL DESCRIPTION
(Tulsa, Oklahoma)

All of those lots or parcels of land located in Tulsa County, Oklahoma and more particularly described as follows:

Lot One (1), Block One (1), BRIGHTON GARDENS OF TULSA, A Subdivision in the City of Tulsa, Tulsa County, Oklahoma, according to the Recorded Plat No. 5258, LESS AND EXCEPT a part thereof being more particularly described as follows, to-wit:

BEGINNING at the Northwest Corner of said Lot 1, THENCE South 89°58’46” East for 279.39 feet to the Northernmost Northeast Corner of said Lot 1; THENCE South 00°04’36” West for 132.00 feet; THENCE North 89°58’45” West a distance of 279.54 feet to a point on the West line of said Lot 1; THENCE North 00°08’35” East along the West line of said Lot 1 for 132.00 feet to the POINT OF BEGINNING.

Surveyor’s Legal Description:

ALSO BEING FURTHER DESCRIBED AS METES AND BOUNDS BY SURVEYOR AS FOLLOW:

A TRACT OF LAND LOCATED IN SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER (SW/4 NW/4 NW/4) OF SECTION THIRTY-TWO (32), TOWNSHIP NINETEEN (19) NORTH, RANGE THIRTEEN (13) EAST OF THE I.B.M., TULSA COUNTY, OKLAHOMA;

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 32, SAID POINT BEING THE CENTERLINE OF INTERSECTION OF EAST 51ST STREET SOUTH AND SOUTH LEWIS AVENUE;
THENCE S 0°08’35” W, ALONG THE WEST LINE OF SECTION 32, A DISTANCE OF 659.35 FEET;
THENCE S 89°58’45” E A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING;
THENCE CONTINUING S 89°58’45” E A DISTANCE OF 609.08 FEET TO A POINT, SAINT POINT BEING THE NORTHEAST CORNER OF SAID SW/4 OF THE NW/4 OF THE NW/4 OF SECTION 32;
THENCE S 0°03’47” W, ALONG SAID EAST LINE OF SAID SW/4 OF THE NW/4 OF THE NW/4, A DISTANCE OF 329.75;
THENCE N 89°58’26” W A DISTANCE OF 329.77 FEET;
THENCE N 0°08’35” E A DISTANCE OF 81.00 FEET;
THENCE N 89°58’26” W A DISTANCE OF 279.77 FEET TO A POINT ON THE WEST LINE OF SAID SECTION 32;
THENCE N 0°08’35” E A DISTANCE OF 248.69 FEET TO THE POINT OF BEGINNING.

Exhibit A-2-46

LEGAL DESCRIPTION
(Rose Valley Assisted Living Community and Cottage)

Parcel 1 of Partition Plat 2004-28, recorded November 16, 2004 as Fee No. 2004-014428, in Columbia County, Oregon. Together with an easement for access over Parcel 2 of Partition Plat 2004-028, as created in instrument recorded November 16, 2004, Fee Number 2004-014429, Records of Columbia County, Oregon.

Exhibit A-2-47

LEGAL DESCRIPTION
(Rose Valley Assisted Living Community)

Parcel 2 of Partition Plat 2004-28, recorded November 16, 2004, Fee No. 2004-014428, in Columbia County, Oregon. Together with an easement for access over Parcel 1 of Partition Plat 2004-028, as created in instrument recorded November 16, 2004, Fee Number 2004-014429, Records of Columbia County, Oregon.

Exhibit A-2-48

LEGAL DESCRIPTION
(Chestnut Lane Assisted Living Community)

TRACT 1:

Parcel 2, PARTITION PLAT NO. 2001-57, in the City of Gresham, County of Multnomah and State of Oregon.

EXCEPTING THEREFROM that portion described in Dedication Deed to the public recorded October 17, 2003, as Fee No. 2003-249227.

ALSO EXCEPTING THEREFROM that portion described in Dedication Deed to the public recorded October 17, 2003, as Fee No. 2003-249228.

TRACT 2:

A private fire land easement over the Westerly portion of Parcel 3 as set forth on PARTITION PLAT NO. 2001-57, in the City of Gresham, County of Multnomah and State of Oregon.

Exhibit A-2-49

LEGAL DESCRIPTION
(Hillside Assisted Living, Terrace at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a ¾ inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord=South 08°49’14” East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from

Exhibit A-2-50

center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-51

LEGAL DESCRIPTION
(Hillside Retirement Community)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a ¾ inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the

Exhibit A-2-52

West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 161.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-53

LEGAL DESCRIPTION
(Hillside Retirement Community, Garden Cottages at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a ¾ inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from

Exhibit A-2-54

center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 161.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-55

LEGAL DESCRIPTION
(Hillside Retirement, Manor at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a ¾ inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the

Exhibit A-2-56

West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 161.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-57

LEGAL DESCRIPTION
(Hillside Retirement, Traditions at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a ¾ inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the

Exhibit A-2-58

West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 161.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-59

LEGAL DESCRIPTION
(Hillside, Village at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a ¾ inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the

Exhibit A-2-60

West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-61

LEGAL DESCRIPTION
(Heron Pointe, Emeritus at)

Parcel 1 of Partition Plat No. 1998-32, recorded September 9, 1998 as Fee No. 452736, Polk County, Oregon.

Together with a perpetual non-exclusive easement for ingress and egress as more particularly described in that certain reciprocal easement agreement, including the terms and provisions thereof, dated September 2, 1994, recorded February 22, 1995 in Book 299, Page 1019, Book of Records for Polk County, Oregon.

Also Together with a 30 foot private access easement and public utility easement as delineated on Partition Plat No. 1998-32, recorded September 9, 1998 in Book of Partition Plats for Polk County, Oregon.

Exhibit A-2-62

LEGAL DESCRIPTION
(Heron Pointe Cottage, Emeritus at)

The Land referred to in this policy is described as follows:

Parcel 2, of Partition Plat No. 1998-32, recorded September 9, 1998 in Polk County, Oregon.

Together with a perpetual non-exclusive easement for ingress and egress, as more particularly described in that certain reciprocal easement agreement, recorded February 22, 1995 in Book 299, Page 1019, Book of Records for Polk County, Oregon.

Exhibit A-2-63

LEGAL DESCRIPTION
(Sugarland Ridge, Emeritus at)

Lots 4, 5 and 6, Block 2 of the Replat of Sugarland South Subdivision, Sheridan County, Wyoming, as recorded in Book 1 of Plats, page 321.

Exhibit A-2-64

LEGAL DESCRIPTION
(Sequoia Springs Assisted Living Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF FORTUNA, COUNTY OF HUMBOLDT, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

Lot 31A of Tract Map No. 517, for Springville Estates, on file in the Office of the County Recorder of Humboldt County in Book 22 of Maps, Pages 108 and 109.

APN: 202-082-057-000

Exhibit A-2-65

LEGAL DESCRIPTION
(Sequoia Springs Cottages)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF FORTUNA, COUNTY OF HUMBOLDT, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL ONE

Lot 31B of Tract Map No. 517, for Spingville Estates, on file in the Office of the County Recorder of Humboldt County in Book 22 of Maps, Pages 108 and 109.

PARCEL TWO

A 25 foot wide access easement, the same as described in that certain “Easement Agreement” by and between Fortuna Assisted Living LLC and Robert L. Dunn and Theresa L. Dunn and recorded February 8, 2001 in the Office of the Humboldt County Recorder under Recorder’s Instrument No. 2001-3147-3, Humboldt County Records

APN: 202-082-058-000

Exhibit A-2-66

LEGAL DESCRIPTION
(Champlin Shores Assisted Living)

The West 387.85 feet of the East 520.35 feet of the South 445.5 feet of the Southwest Quarter of the Southwest Quarter of Section 19, and the North 220.5 feet to the South 445.5 feet of the West 113.9 feet of the East 634.25 feet thereof, and the North 33 feet of the South 478.5 feet of the West 341.81 feet of the East 634.25 feet thereof, except the Southerly 33.00 feet for road purposes, Section 19, Township 120, Range 21, Hennepin County, Minnesota.

Abstract Property

Exhibit A-2-67

LEGAL DESCRIPTION
(Hemet, California)

ALL OF THOSE LOTS OR PARCELS OF LAND LOCATED IN RIVERSIDE COUNTY, CALIFORNIA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 5 OF TRACT NO. 21250-1, AS SHOWN BY MAP ON FILE IN BOOK 171 PAGE(S) 63 AND 64 OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

EXCEPTING THEREFROM THAT PORTION AS CONVEYED TO THE CITY OF HEMET BY DEED RECORDED AUGUST 17, 1989 AS INSTRUMENT NO. 279161 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

Exhibit A-2-68

LEGAL DESCRIPTION
(Snohomish, Washington)

Parcel 1 (Fee):

PARCEL B OF CITY OF SNOHOMISH LOT LINE ADJUSTMENT NO. 89-17-LLA RECORDED UNDER AUDITOR’S FILE NUMBER 9002090420, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THAT PORTION OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 28 NORTH, RANGE 6 EAST, W.M., RECORDS OF SNOHOMISH COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF BLOCK 14, FAIRGROUND ADDITION TO SNOHOMISH, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 1 OF PLATS, PAGE 17, RECORDS OF SNOHOMISH COUNTY, WASHINGTON; THENCE NORTH 467 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 420 FEET; THENCE WEST 498 FEET; THENCE SOUTH 420 FEET; THENCE EAST 498 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT THE EAST 225 FEET OF THE NORTH 100 FEET THEREOF; AND EXCEPT THE SOUTH 165 FEET OF THE EAST 264 FEET THEREOF; AND EXCEPT THE WEST 4 FEET OF THE SOUTH 193 FEET THEREOF;

(ALSO KNOWN AS LOT B OF SURVEY RECORDED UNDER AUDITOR’S FILE NUMBER 8804255001).

TOGETHER WITH THE SOUTH 18.20 FEET OF THE FOLLOWING DESCRIBED PARCEL: THAT PORTION OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 28 NORTH, RANGE 6 EAST, W.M., RECORDS OF SNOHOMISH COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS: BEGINNING AT THE CENTER OF SAID SECTION 7; THENCE NORTH 89°01’00” EAST FOR 530.65 FEET; THENCE SOUTH 00°05’25” WEST FOR 421.70 FEET TO A POINT 887 FEET NORTHERLY FROM THE NORTHEAST CORNER OF BLOCK 14, FAIRGROUND ADDITION TO SNOHOMISH; THENCE SOUTH 89°01’00” WEST 518.42 FEET TO THE INTERSECTION OF THE WEST PBOUNDARY OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 7; THENCE NORTH 01°45’00” WEST 421.68 FEET TO THE POINT OP BEGINNING;

EXCEPT THE EAST 150 FEET THEREOF; EXCEPT 13TH STREET.

Parcel 2 (Easement):

TOGETHER WITH a non-exclusive easement for water, gas and other utility lines contained in Water, Gas and Utility Easement dated August 27, 1992 and recorded September 21, 1992 under Snohomish County recording No. 9209210108 at Volume 2624, pages 2006 through 2010.

Parcel 3 (Easement):

TOGETHER WITH a non-exclusive easement for water, sewer and storm utilities as contained in Declaration of Easement dated June 24, 1992 and recorded on June 29, 1992 under Snohomish County recording No. 9206290624 at Volume 2590, pages 2590 through 2593.

Exhibit A-2-69

LEGAL DESCRIPTION
(Lynnwood, Washington)

ALL OF THOSE LOTS OR PARCELS OF LAND LOCATED IN SNOHOMISH COUNTY, WASHINGTON AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A

LOT 6 IN BLOCK 5 OF ALDERWOOD MANOR NO. 18, ACCORDING TO PLAT RECORDED IN VOLUME 10 OF PLATS AT PAGE(S) 79, IN SNOHOMISH COUNTY, WASHINGTON; EXCEPT THE NORTH 40 FEET THEREOF, AND THE WEST 10 FEET THEREOF, (THE WEST 10 FEET BEING CONVEYED TO THE CITY OF LYNNWOOD BY QUIT CLAIM DEED RECORDED UNDER SNOHOMISH COUNTY RECORDING NUMBER 8810060031); ALSO EXCEPT THAT PORTION OF LOT 6 IN BLOCK 5 OF ALDERWOOD MANOR NO. 18, ACCORDING TO PLAT RECORDED IN VOLUME 10 OF PLATS AT PAGE(S) 79, IN SNOHOMISH COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID LOT 6; THENCE NORTH 90° 00’00” WEST, ALONG THE SOUTH LINE OF SAID LOT, 72.09 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 00° 58’ 16” EAST 47.97 FEET; THENCE NORTH 89° 01’ 44” WEST 70.39 FEET; THENCE SOUTH 00° 57’ 00” WEST 49.16 FEET TO THE SOUTH LINE OF SAID LOT 6; THENCE NORTH 90° 00’ 00” EAST 70.38 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL B

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR VEHICULAR AND PEDESTRIAN TRAFFIC OVER THE ROADWAYS, DRIVEWAYS AND SIDEWALKS LOCATED ON ADJOINING PROPERTY AS CONTAINED IN RECIPROCAL EASEMENT AGREEMENT DATED SEPTEMBER 15, 1988 AND RECORDED SEPTEMBER 20, 1988 UNDER SNOHOMISH COUNTY RECORDING NUMBER 8809200047 AT VOLUME 2174, PAGES 17 THROUGH 21, AND AMENDED BY AMENDMENT THERETO DATED JANUARY 5, 1996 AND RECORDED JANUARY 5, 1996 AND RECORDED JANUARY 11, 1996 UNDER SNOHOMISH COUNTY RECORDING NUMBER 9601110291.

SURVEYOR’S DESCRIPTION:

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS;

BEGINNING AT THE SOUTHEAST CORNER OF LOT 6 IN BLOCK 5 OF ALDERWOOD MANOR NO. 18, ACCORDING TO PLAT RECORDED IN VOLUME 10 OF PLATS AT PAGE(S) 79, IN SNOHOMISH COUNTY, WASHINGTON; THENCE ALONG THE EAST LINE OF SAID LOT 6, NORTH 220.11 FEET TO THE SOUTH LINE OF THE NORTH 40 FEET OF SAID LOT 6; THENCE ALONG SAID SOUTH LINE, WEST 603.31 FEET TO THE EAST LINE OF THE WEST 10 FEET OF SAID LOT 6; THENCE ALONG SAID EAST LINE, SOUTH 00° 57’ 23” WEST 200.14 FEET TO THE SOUTH LINE OF SAID LOT 6; THENCE ALONG SAID SOUTH LINE, EAST 464.18 FEET; THENCE NORTH 00° 57’00” EAST 49.16 FEET; THENCE SOUTH 89° 01’ 44” EAST 70.39 FEET; THENCE SOUTH 00° 58’ 16” WEST 47.97 FEET TO THE SAID SOUTH LINE OF LOT 6; THENCE EAST 72.09 FEET TO THE SAID POINT OF BEGINNING.

Exhibit A-2-70

LEGAL DESCRIPTION

(Carrollwood Property)

From the Southeast corner of Section 5, Township 28 South, Range 18 East, Hillsborough County, Florida, run North 00°15’21” West, 259.14 feet along the East boundary of said Section 5; thence North 73°20’50” West, 31.36 feet to the intersection of the South right-of-way line of South Village Drive with the West right-of-way line of Casey Road for a POINT OF BEGINNING; from said POINT OF BEGINNING continue North 73°20’50” West, 412.20 feet along said South right-of-way line to the beginning of a curve concave to the Northeast, said curve having a radius of 1813.99 feet, chord of 142.97 feet and a chord bearing North 71°05’20” West, thence along the arc of said curve and said right-of-way line, through a central angle of 04°31’01”, a distance of 143.01 feet, thence South 00°18’12” East, 265.64 feet; thence South 89°42’23” West, 512.27 feet; thence South 00°32’52” East, 170.17 feet to the South boundary of said Section 5; thence North 89°41’15” East, 1040.61 feet, along said South boundary to the West right-of-way line of Casey road; thence North 00°15’21” West, 268.29 feet along said West right-of-way to the POINT OF BEGINNING.

Exhibit A-2-71

Description of Land

(Irving, Texas)

[See Attached]

Exhibit A-2-72

LEGAL DESCRIPTION

BEING, All of Lot 1, Block A, BLAYLOCK 12 OAKS ADDITION REVISED, an Addition to the City of Irving, Texas, according to the Plat recorded in Volume 96056, Page 4671, in the Deed Records of Dallas County, Texas, and All of Lots 1, 2, and 3, Block A, BLAYLOCK 12 OAKS ADDITION NO. 2 REVISED, an Addition to the City of Irving, Texas, according to the Plat recorded in Volume 94090, Page 5836, in the Deed Records of Dallas County, Texas, and Part of Lot 1, Block A, BLAYLOCK 12 OAKS SOUTH REVISED, an Addition to the City of Irving, Texas, according to the Plat recorded in Volume 97046, Page 1261, in the Deed Records of Dallas County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 3/8-inch capped steel rod found for corner located at the most easterlyintersection of the south right of way line of East Union Bower Road (having a 60 foot wide right-of-way), with the east right of way line of North Britain Road (having a 67.5 foot wide right-of-way);/

THENCE, North 89 degrees 49 minutes 40 seconds East along said south right of way line of East Union Bower Road for a distance of 593.55 feet to a 1/2-inch steel rod found for corner, same being the northeast corner of the aforementioned BLAYLOCK 12 OAKS ADDITION NO. 2 REVISED;

THENCE, South 00 degrees 18 minutes 28 seconds East along the east line of said BLAYLOCK 12 OAKS ADDITION NO. 2 REVISED for a distance of 366.00 feet to a 1/2-inch steel rod found for corner, same being the southeast corner of said BLAYLOCK 12 OAKS ADDITION NO. 2 REVISED;

THENCE, South 89 degrees 49 minutes 43 seconds West along the south line of said BLAYLOCK 12 OAKS ADDITION NO. 2 REVISED for a distance of 115.21 feet to an “X” found in concrete for corner, same being the northeast corner of the aforementioned BLAYLOCK 12 OAKS SOUTH REVISED;

THENCE, South 00 degrees 18 minutes 51 seconds West along the east line of said BLAYLOCK 12 OAKS SOUTH REVISED for a distance of 204.41 feet to a 5/8-inch steel rod with plastic cap stamped “JDJR” set for corner;

THENCE, North 89 degrees 53 minutes 25 seconds West for a distance of 486.62 feet to a 3/8-inch capped steel rod found for corner in the said east right of way line of North Britain Road (37.5 feet from centerline);

THENCE, North 00 degrees 30 minutes 38 seconds West along said east right of way line of North Britain Road, at 200.00 feet passing the northwest corner of said BLAYLOCK 12 OAKS SOUTH REVISED and the southwest corner of said BLAYLOCK 12 OAKS ADDITION REVISED, for a total distance of 555.51 feet to a 3/8-inch capped steel rod for corner, same being the most westerly intersection of said south right of way line of Union Bower Road and said east right of way line of North Britain Road;

THENCE, North 44 degrees 39 minutes 31 seconds East for a distance of 17.63 feet to the POINT OF BEGINNING.

CONTAINING a computed area of 320,679 square feet or 7.3618 acres of land.

Exhibit A-2-73

Description of Land

(Oviedo, Florida)

All that tract or parcel of land lying in the Southeast 1/4 of Section 19, Township 21 South, Range 31 East Seminole County, Florida, being a portion of Lot 95, Slavia Colony Company’s Subdivision, as recorded in Plat Book 2, Page 71, Public Records of Seminole County, Florida, and being more particularly described as follows:

Commence at the Northwest corner of said Southeast 1/4; thence run South 01° 43’29” East along the West line of said Southeast 1/4 for 84.00 feet to the Southerly right-of-way line of Red Bug Lake Road; thence North 88° 26’11” East along said Southerly right-of-way line for 15.00 feet to the West boundary of aforesaid Lot 95; thence continue North 88° 26’11” East along said Southerly right-of-way line for 15.00 feet to an iron pin and the Point of Beginning; thence continue North 88° 26’11” East along said Southerly right-of-way line for a distance of 329.63 feet to an iron pin; thence run South 01° 31’45” East for a distance of 561.40 feet to an iron pin; thence run South 88° 31’06” West for a distance of 327.72 feet to an iron pin; thence run North 01° 43’29” West for a distance of 151.32 feet to an iron pin; thence run North 88° 26’11” East for a distance of 69.89 feet to an iron pin; thence run North 01°33’49” West for a distance of 40.00 feet to an iron pin; thence run South 88° 26’11” West for a distance of 70.00 feet to an iron pin; thence run North 01° 43’29” West for a distance of 369.61 feet to an iron pin and the Point of Beginning.

Exhibit A-2-74

DESCRIPTION OF LAND
(PORT ORANGE, FLORIDA)

Exhibit A-2-75

LEGAL DESCRIPTION

All that certain property located in the County of Volusia, State of Florida further described as follows:

Lot 2, DANIEL HEALTHCARE CENTER, according to the Plat thereof, recorded in Plat Book 46, pages 192, 193, and 194, of the Public Records of Volusia County, Florida.

Exhibit A-2-76

Description of Land

(St. Augustine, Florida)

A parcel of land in SECTION 48, TOWNSHIP 8 SOUTH, RANGE 30 EAST, St. Johns County, Florida, more fully described as follows:

Commencing at the intersection of the South line of Wildwood Drive, a 66 foot width right of way, with the West line of U.S. Highway No. 1, a 200 foot width right of way; thence South 10° 10’00” East, on said West right of way line of U.S. Highway No. 1, a distance of 865.78 feet; thence South 88° 18’30” West, on the South line of outparcel “C” (formerly occupied by Barnett Bank) of Moultrie Square Shopping Center, 297.59 feet to the point of beginning of the herein described parcel of land; thence South 01° 41’30” East, across the West end of a 25 foot width access easement, 25.00 feet; thence North 88° 18’30” East, on the South line of said access easement, 101.32 feet; thence South 10° 10’02” East 398.15 feet; thence South 88° 19’00” West, on the North line of Mariner Health Way, a 60 foot width right of way, 353.35 feet; thence North 19° 21’00” West, on the East line of a 30 foot width drainage easement, 185.16 feet; thence North 35° 21’00” West, on said line of drainage easement, 236.61 feet; thence North 68° 46’34” West, on said line of drainage easement, 155.04 feet; thence North 88° 18’30” East, on the South line of said Moultrie Square Shopping Center, 523.47 feet; thence South 01° 41’30” East, on the West line of a 30 foot width drive, 15.00 feet to the point of beginning.

TOGETHER WITH a non-exclusive easement for ingress, egress and installation of utilities running Westerly from U.S. Highway No. 1 South to the real property described herein, said easement being more particularly described as follows:

A strip of land 60 feet in width in SECTION 48, TOWNSHIP 8 SOUTH, RANGE 30 EAST, St. Johns County, Florida, more fully described as follows:

Commencing at the Northeast corner of that land described in Deed Book PP, Page 62, Public Records of said County; thence North 01° 41’00” West, 166.00 feet; thence South 88° 19’00” West, 766.46 feet to the point of beginning on the North line of land of St. Johns Meridian Limited Partnership at a point South 88° 19’00” West, 103.00 feet from the Northeast corner of said land of St. Johns Meridian Limited Partnership; thence continuing South, 88° 19’00” West, across the end of said 60 foot strip of land, 60.00 feet; thence North 01 ° 41’00” West 350.00 feet; thence North 88° 19’00” East, 60.0 feet to the point of a curve to the right with a radius of 30 feet; thence on said curve to the right, through a central angle of 90° 00’00”, an arc distance of 47.12 feet; thence North 88° 19’00” East, 634.98 feet to the point of a curve to the right with radius of 90.00 feet; thence on said curve to the right, through a central angle of 81° 31’00”, an arc distance of 128.05 feet; thence South 10° 10’00” East, on the West right-of-way line of U.S. Highway No. 1, a distance of 239.22 feet; thence on a curve concave Northeasterly with radius of 70.00 feet, through a central angle of 81° 47’12”, an arc distance of 99.92 feet to the Point of Tangency of said curve; thence North 10° 10’00” West, tangent to said curve with radius of 70.00 feet, 170.00 feet to the point of a curve to the left with radius of 30.00 feet; thence on said curve to the left, through a central angle of 81° 31’00”, an arc distance of 42.68 feet; thence South 88° 19’00” West 634.98 feet to the point of a curve to the left with radius of 30.00 feet; thence on said curve to the left, through a central angle 90° 00’00”, an arc distance of 47.12 feet; thence South 01° 41’00” East, 230.00 feet to the Point of Beginning. LESS AND EXCEPT a strip of land 20 feet in width, in SECTION 48, TOWNSHIP 8 SOUTH, RANGE 30 EAST, St. Johns County, Florida, more particularly described as follows:

Commence at the Northeast corner of lands described in Deed Book PP, Page 62, public records of said county; thence North 00° 12’14” East along the Westerly right-of-way of an old county road a distance of 325.73 feet to a point intersecting the Westerly right-of-way of U.S. 1 (a 200 foot right-of-way); thence departing said Westerly right-of-way of an old county road along the said Westerly right-of-way of U.S. 1, North 08° 16’47” West a distance of 142.51 feet; thence departing said right-of-way North 89° 50’37” West on a line parallel with the North line of the easement described in Official Records Book 777, Page 1466, a distance of 492.98 to the point of beginning at the South East corner of the herein described strip of land; thence North 00° 09’23” East a distance of 20.00 feet to a point intersecting the North line of the easement described in Official Records Book 777, Page 1466; thence South 89° 50’37” East along said easement line a distance of 25.00 feet; thence

Exhibit A-2-77

departing said easement line South 00° 09’23” West a distance of 20.00 feet to the point of beginning.

Exhibit A-2-78

DESCRIPTION OF LAND
(VOORHEES, NEW JERSEY)

Exhibit A-2-79

LEGAL DESCRIPTION

PARCEL 1:

ALL THAT CERTAIN tract or parcel of land and premises situate in the Township of Voorhees, County of Camden and the State of New Jersey more particularly described as follows:

BEGINNING at a point in the Southeasterly line of Laurel Oak Road, as widened to 33.00 feet from the original center line, at the Northeasterly end of a curve connecting the said Southeasterly line of Laurel Oak Road with the Northeasterly line of a 50.00 foot wide sanitary sewer easement, said connecting curve having a radius of 25.00 feet and extending;

thence (1) North 49 Degrees 08 Minutes 56 Seconds East along the Southeasterly line of Laurel Oak Road, as widened to 33.00 feet, a distance of 558.96 feet to a point in the division line between Lots 2.02 and 21, Block 200 as shown on the map hereinafter mentioned.

thence (2) South 74 Degrees 01 Minute 16 Seconds East along theaforementioned division line between Lots 2.02 and 21 and the Northerly line of a 25.00 foot wide sanitary sewer easement, a distance of 530.00 feet to a point.

thence (3) South 49 Degrees 08 Minutes 56 Seconds West, a distance of 775.25feet to a point.

thence (4) North 74 Degrees 01 Minute 16 Seconds West, a distance of 180.38 feet to a point in the Northeasterly line of the aforementioned 50.00 foot wide sanitary sewer easement.

thence (5) North 40 Degrees 51 Minutes 04 Seconds West along the Northeasterly line of the aforementioned 50.00 foot wide sanitary sewer easement, a distance of 267.66 feet to a point in the Southeasterly end of the aforementioned connecting curve.

thence (6) Northwestwardly and Northeasterly, along the aforementioned connecting curve, curving to the right, having a radius of 25.00 feet, an arc distance of 39.27 feet to the point and place of BEGINNING.

BEING part of Lot 2.02, Block 200, Plate 19 as shown on the Township of Voorhees Tax Map and being shown as Proposed Lot 2.02, Block 200 on Minor Subdivision Plan dated 4/15/97, made by James T. Sapio, Professional Land Surveyor.

CONTAINING 7.25 acres, more or less.

PARCEL 2:

A non-exclusive easement for drainage as set forth in that certain document entitled Deed of Easement, on the remainder of Lot 2.02 in Block 200, recorded 3/9/98 in book 4935, page 0707, and more fully described as follows:

Beginning at a point, said point lying the following two courses from a point marking the intersection of the southerly right-of-way line of Laurel Oak Road (50’ Wide R.O.W.) with the common lot line of Lot 21 and Lot 2.02 in Block 200; thence

(A)South 74 degrees 01 minute 16 seconds East a distance of 539.57 feet to a point: thence

(B)South 49 degrees 08 minutes 56 seconds West a distance of 258.13 feet to the true point or place of beginning:

(1)South 23 degrees 52 minutes 34 seconds East, along an easement line hereby created, a distance of 40.23 feet to a point; thence

(2)South 66 degrees 07 minutes 26 seconds West, along an easement line hereby created, a distance of 20.00 feet to a point; thence

(3)North 23 degrees 52 minutes 34 seconds West, along an easement line hereby created, a distance of 34.12 feet to a point; thence

Exhibit A-2-80

(4)North 49 degrees 08 minutes 56 seconds East, along an easement line hereby created, a distance of 20.91 feet to the point or place of BEGINNING.

The above described easement contains 0.02 acres more or less. The above described parcel as designated as Proposed Lot 2.02 in Block 200, has been prepared in accordance with a map entitled “Assisted Living Associates of Voorhees - Engineering Site Plan” prepared by Menlo Engineering Associates, Inc.: Job No. 97020: Drawing No. SP-1: dated April 12, 1997 revised through January 8, 1998.

Exhibit A-2-81

Exhibit A-3

(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated InitialInvestment)

(See attached.)

Exhibit A-3-1

EXHIBIT A-3 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension

1165	Northridge, Emeritus at	17650 Devonshire St	Northridge	CA	159	90-unit assisted living care, 24-unit Alzheimer’s care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
1561	Hazel Creek, Emeritus at	6125 Hazel Avenue	Orangevale	CA	102	102-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	2 Years	[***]
2091	Sunrise Creek, Emeritus at	1968 Sunrise Dr	Montrose	CO	109	14-unit independent living care, 71-unit assisted living care Alzheimer’s care, 24-unit, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2085	Buckingham Estates, Emeritus at	1824 Manchester Rd	Glastonbury	CT	46	46-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
0224	Northdale, Emeritus at	3401 West Bearss Avenue	Tampa	FL	84	54-unit assisted living care, 30-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2118	Woodstock Estates, Emeritus at	1000 Professional Way	Woodstock	GA	50	38-unit assisted living care, 12-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
2155	Peachtree Village, Emeritus at	199 W West Gary Rd	Commerce	GA	54	12-unit independent living care, 27-unit assisted living care. 15-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]

EXHIBIT A-3 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension

1158	Plymouth Beach, Emeritus at	97 Warren Ave	Plymouth	MA	87	58-unit assisted living care, 29-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
2163	Cambridge Place, Emeritus at	1104 Sixth Ave N	Great Falls	MT	61	61-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-3-2

2080	Northridge Place, Emeritus at	5410 17Th Ave	Kearney	NE	113	73-unit independent living care, 40-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2150	Roswell, Emeritus at	2801 North Kentucky Ave.	Roswell	NM	131	131-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2083	Statesman Club, Emeritus at	10401 Vineyard Blvd	Oklahoma City	OK	137	137-unit independent living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2084	Manor House, Emeritus at	3400 Nw Edenbower	Roseburg	OR	56	56-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2050	Cougar Springs, Emeritus at	1942 Sw Canyon Dr	Redmond	OR	88	2-unit independent living care, 62-unit assisted living care, 24-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2089	Chehalem Springs, Emeritus at	3802 Hayes Street	Newberg	OR	107	24-unit independent living care, 83-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]

EXHIBIT A-3 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension

2133	Oswego Springs, Emeritus at	11552 Lesser Rd	Portland	OR	68	68-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2140	Century Fields, Emeritus at	181 South 5Th St	Lebanon	OR	92	9-unit independent living care, 83-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
1172	Greenville, Emeritus at	1306 Pelham Rd	Greenville	SC	153	82-unit assisted living care, 26-unit Alzheimer’s care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2099	Hawthorne Inn at Hilton Head, Emeritus at	15 Main St Hilton Head	Hilton Head Island	SC	90	51-unit independent living care, 39-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2111	Palm Court, Emeritus at	48 Main St	Hilton Head Island	SC	32	32-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2112	Palm Village, Emeritus at	80 Main St	Hilton Head Island	SC	42	42-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2094	Bellevue Place, Emeritus at	8118 B-Sawyer Brown Rd	Nashville	TN	69	53-unit assisted living care, 16-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-3-3

EXHIBIT A-3 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension

2162	Carriage Inn, Emeritus at	401 Northshore Blvd	Portland	TX	110	110-unit independent living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
0225	Lake Ridge, Emeritus at	3940 Prince William Parkway	Woodbridge	VA	79	55-unit assisted living care, 24-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2052	Chesterley Meadows	1100 N 35Th Ave	Yakima	WA	70	70-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2078	Chesterley Court	1100 N 35Th Ave	Yakima	WA	14	14-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2160	Spring Estates, Emeritus at	7221 Ne 182Nd St	Kenmore	WA	92	72-unit assisted living care, 20-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2062	Stonebridge	7900 Ne Vancouver Mall Dr	Vancouver	WA	60	60-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2097	South Hill, Emeritus at	3708 East 57Th Ave	Spokane	WA	80	80-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2125	Heritage, Emeritus at The	Route 4 Box 17	Bridgeport	WV	51	51-unit skilled nursing facility, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]

EXHIBIT A-3 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension

2059	Hawtthorne Inn at Greenville	20 Hawthorne Park Ct	Greenville	SC	52	39-unit assisted living care, 13-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years	[***]
2132	Cordova, Emeritus at	1535 Appling Care Ln	Cordova	TN	76	55-unit assisted living care, 21-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
2116	Willows at Sherman	3410 Post Oak Crossing	Sherman	TX	46	37-unit assisted living care, 9-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-3-4

2107	Canyonview Estates, Emeritus at	7404 Wallace Blvd	Amarillo	TX	132	73-unit independent living care, 59-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2077	Monroe House	46555 Harry Byrd Hwy	Sterling	VA	70	70-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
1173	Bellevue, Emeritus at	15241 Ne 20Th St	Bellevue	WA	115	90-unit assisted living care, 25-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
2114	Englewood Heights	3710 Kern Rd	Yakima	WA	93	73-unit assisted living care, 20-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
2095	Eagle Meadows	550 E Whitman	College Place	WA	82	82-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]

EXHIBIT A-3 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP #	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial*	1st Extension	2nd Extension

2170	Legacy Gardens, Emeritus at	1601 Wheeler Rd	Madison	WI	62	62-unit assisted living care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
										[***]
	Lease Pool 3 (39 Properties)				3,214					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-3-5

EXHIBIT A-3 (List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
HCP	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment
							Initial*	1st Extension	2nd Extension
	Stone Mountain	1745 Park Plaza Cr	Stone Mountain	GA	40	30-unit assisted living care, 10-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
1386	Marietta, Emeritus at	150 Browns Road	Marietta	OH	89	73-unit assisted living care, 16-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
0841	Lease Pool 3 Disposition (2 Properties)				129					[***]
	Chestnut Hill, Emeritus at	5055 Thompson Road	Columbus	OH	113	92-unit assisted living care, 21-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
0217	Cy-Fair, Emeritus at	11500 Fallbrook Drive	Houston	TX	112	12-unit independent living care, 70-unit assisted living care, 30-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
0857	Fox Run, Emeritus at	7800 Dayton Springfield Road	Fairborn	OH	88	72-unit assisted living care, 16-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
0734	Hillsborough, Emeritus at	600 Auten Road	Hillsborough	NJ	77	66-unit assisted living care, 11-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
0730	Litchfield Hills, Emeritus at	376 Goshen Road	Torrington	CT	68	59-unit assisted living care, 9-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]
0860	Oak Ridge, Emeritus at	734 Emory Valley Road	Oak Ridge	TN	76	60-unit assisted living care, 16-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
0861	Wekiwa Springs, Emeritus at	203 South Wekiwa Springs Road	Apopka	FL	77	10-unit independent living care, 54-unit assisted living care, 13-unit Alzheimer’s care, and such other uses necessary or incidental to such use	16 Years	10 Years	6 Years	[***]
	Lease Pool 3 Delayed Commencement (7 Properties)				611					[***]
	Total Lease Pool 3 (48 Properties)				3,954					[***]

Note: The initial and renewal terms set forth in the exhibits for any facility shall in no event exceed 80% of the estimated useful life of such facility (as determined as of the date of the lease)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-3-6

EXHIBIT A-3.1 Initial Allocated Minimum Rent – Pool 3
HCP #	Facility Name	July 2014	August 2014	September 2014	October 2014	November 2014	December 2014	Full Year 2014	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
1165	Northridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1561	Hazel Creek, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2091	Sunrise Creek, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2085	Buckingham Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0224	Northdale, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2118	Woodstock Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2155	Peachtree Village, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1158	Plymouth Beach, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2163	Cambridge Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2080	Northridge Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2150	Roswell, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2083	Statesman Club, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2084	Manor House, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2050	Cougar Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2089	Chehalem Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2133	Oswego Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2140	Century Fields, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1172	Greenville, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2099	Hawthorne Inn at Hilton Head, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2111	Palm Court, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2112	Palm Village, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2094	Bellevue Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2162	Carriage Inn, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0225	Lake Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2052	Chesterley Meadows	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2078	Chesterley Court	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2160	Spring Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2062	Stonebridge	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2097	South Hill, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2125	Heritage, Emeritus at The	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2059	Hawthorne Inn at Greenville	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2132	Cordova, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2116	Willows at Sherman	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2107	Canyonview Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2077	Monroe House	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1173	Bellevue, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2114	Englewood Heights	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2095	Eagle Meadows	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2170	Legacy Gardens, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2147	Lease Pool 3 (39 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Stone Mountain	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1386	Marietta, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0841	Disposition (2 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Chestnut Hill, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0217	Cy-Fair, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0857	Fox Run, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0734	Hillsborough, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0730	Litchfield Hills, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0860	Oak Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0861	Wekiwa Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Delayed Commencement (7 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Total Lease Pool 3 (48 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-3-7

Exhibit A-3 – Continued

LEGAL DESCRIPTION
(Northridge Place, Emeritus at)

A tract of land being Lot 2, Block 1, Northridge Retirement Subdivision, a subdivision being part of the East half of the Northeast 1/4 of Section 27, Township 9 North, Range 16 West of the 6th P.M., Buffalo County, Nebraska, EXCEPT HOWEVER, that part of Lot 2 being more particularly described as follows: Referring to the Southeast corner of Lot 1, Northridge Retirement Subdivision and assuming the East line of Lot 1 and Lot 2 of said Northridge Retirement Subdivision as bearing South and all bearings contained herein are relative thereto, thence South on the East line of said Lot 2 a distance of 25.00 feet; thence S 89° 33’08” W and parallel with the North line of said Lot 1 a distance of 568.99 feet; thence North on a line being 17.29 feet westerly of as measured at right angles from West line of said Lot 1 a distance of 459.49 feet to a point on the North line of said Lot 2; thence N 89° 33’08” E and on the North line of said Lot 2 a distance of 17.29 feet to the Northwest corner of said Lot 1; thence South on the West line of said Lot 1 a distance of 434.43 feet to the Southwest corner of said Lot 1; thence N 89° 33’08” E and on the South line of said Lot 1 a distance of 551.61 feet to the place of beginning.

Exhibit A-3-8

Exhibit A-3 – Continued

Legal Description

Parcel No. 1:

A portion of Lots 251 and 266, as shown on the “Plat of Orangevale Colony”, recorded in Book 3 of Maps, Map No. 20, records of said County, described as follows:

Beginning at the Northwesterly corner of “Omo Subdivision” according to the official plat thereof, filed in Book 45 of Maps, at Page 17, Sacramento County Records; thence, from said point of beginning, along the Westerly line of said Lot 266, North 00°29’31” West 1.15 feet to the Southwesterly corner of said Lot 251; thence, along the Westerly line of said Lot 251, North 00°29’31” West 272.56 feet to the Northwestedy corner of that certain parcel of land described in Deed recorded in Book 810413, at Page 995, Official Records of Sacramento County, said parcel is shown on that certain record of survey filed in Book 39 of Surveys, at Page 44, Sacramento County Records; thence, along the Northerly line of said Deed, South 89°53’35” East 333.86 feet to a point on the East line of the West one-half of said Lot 251, as shown on said Record of Survey; thence, along said East line, North 00°28’16” West 39.00 feet to the Northwesterty corner of that certain parcel of land described in Deed recorded in Book 2214, at Page 288, Official Records of Sacramento County, said parcel is shown on said Record of Survey; thence, along the Northerly line of said Deed, South 89°53’35” East 153.85 feet to a point on the West line of the East 180 feet of said Lot 251; thence, along said West line, South 00°27’00” East 311.84 feet to a point on the Northerly line of said Omo Subdivision; thence, along said Northerly line, North 89°59’12” West 487.49 feet to the point of beginning.

Parcel No. 2:

All easement for ingress and egress to and from Hazel Avenue, over and across the North 30 feet of the South 310 feet of the East 180 feet of the East one-half of said Lot 251.

Parcel No. 3:

A right-of-way for road purposes, over and across the South 20 feet of Lot 252 of said Orangevale Colony.

Excepting therefrom that portion lying within the parcel of land described in the deed to Timothy Culver, an unmarried man, recorded June 28, 1985 in Book 850628 at Page 4008, of the Official Records of Sacramento County, State of California.

Exhibit A-3-9

Exhibit A-3 – Continued

Legal Description

Parcel No. 4:

A right of way for road and public utility purposes as an appurtenance to the parcel of land described in the deed from Jon Berkley Management, Inc., a corporation to Hazel Creek Investors, a California Limited Partnership recorded June 20, 1987 under recorders serial number 180709 over and across the following described property:

A 20 foot strip of land, the center line of which is described as follows:

Beginning at a point on the East right-of-way line of Beech Avenue (a 60 foot wide County maintained road), from which point the Southwest comer of said Lot 252 bears North 89°26’40” West 30.00 feet and South 00°0l’00” West 64.00 feet; thence from said point of beginning South 89°26’40” East 230.53 feet; thence South 44°26’40” East 76.36 feet; thence South 89°26’40” East 47.00 feet to the West line of that certain property described in Book 760630, Officials Records, at Page 300; said point also being located South 89°26’40” East 361.02 feet and North 00°01’0” East 10.00 feet from said Southwest corner of Lot 252.

Apn: 223-01 41-035

Exhibit A-3-10

Exhibit A-3 – Continued

LEGAL DESCRIPTION
(Sunrise Creek Assisted Living and Memory Care Community)

Tracts G l and G2

Sunrise Creek II Filing No.2,

County of Montrose,

State of Colorado

Exhibit A-3-11

Exhibit A-3 – Continued

LEGAL DESCRIPTION
(Buckingham Estates Memory Care Community)

Address:	1824 Manchester Road
City/Town:	Glastonbury
County:	Hartford
State:	CT

A certain piece or parcel of land, with the buildings and improvements thereon and appurtenances thereto, located on the southerly side of Manchester Road (Conn. Rte. 83) in the town of Glastonbury, County of Hartford and State of Connecticut, shown as “Parcel B Area” on a map or plan entitled “ALTA/ACSM land Title Survey Development Plan for Parcels A, B, and C prepared for ALS- Northeast LLC Glastonbury, Conn. Date: 5-25-99 Scale: 1”‘ 80” Map No.109·97·1Y”, revised 8-5-99, made by Megson & Heagle, Civil Engineers & Land Surveyors, which map is on file in the Glastonbury Town Clerk’s Office as Map #6088A. Said Pared B is more particularly described as follows:

Beginning at a point in the southerly street line Manchester Road located 315.98 feet southwesterly of a highway monument, said point marks the northeasterly corner of land shown as “Parcel A” on said map, and the northwesterly corner of the parcel herein described; thereto running N 81° 13’ 20” E for a distance of 315.98 feet to a point marked by said monument; thence running along a curve to the right with a central angle of 00° 50’ 51”, a radius of 3567.00 feet for a distance of 52.76 feet to a point, the last two courses being along the street line of Manchester Road; thence running S 23° 00’ 00” W for a distance of 58.44 feet to a point; thence running S 10° 55’ 25” E for a distance of 76.65 feet to a point; thence running S 33° 15’ 00” E for a distance of 519.81 feet to a point; thence running S 13° 17’ 35” E for a distance of 424.59 feet to a point; thence running S 71° 15’ 40” W for a distance of 15.37 feet to a point; thence running S 79° 30’ 20” W for a distance of 195.21 feet to a point; thence running S 88° 44’ l0” W for a distance of 96.50 feet to a point, the last seven courses being along land shown as “Parcel C” on said map; thence running N 84° 40’ 30” W along land shown as “Parcel C” and land shown as “Parcel A” on said map, in part by each, for a distance of 343.94 feet to a point; thence running N 07° 03’ 00” W for a distance of 634.60 feet to a point; thence running N 07° 40’ 20” W for a distance of l66.68 feet to a point; thence running N 16° 30’ 00” E for a distance of 61.05 feet to a point; thence N 07° 40’ 20” W for a distance of 80.12 feet to a point or place of beginning.

Exhibit A-3-12

Exhibit A-3 — Continued

DESCRIPTION OF LAND

(Tampa, Florida)

THE WEST 357.29 FEET OF THE SOUTHEAST QUARTER (SE1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 34, TOWNSHIP 27 SOUTH, RANGE 18 EAST, LESS THE SOUTH 15 FEET THEREOF, HILLSBOROUGH COUNTY, FLORIDA,

LESS THE FOLLOWING DESCRIBED TRACT

A PARCEL OF LAND LYING SOUTHERLY OF, AND LYING WITHIN 75 FEET NORTHERLY OF, THE CENTERLINE OF CONSTRUCTION OF BEARSS AVENUE SAID CENTERLINE BEING DESCRIBED AS FOLLOWS:

BEGIN AT STATION 111+02.44, AT A POINT NORTH 0°30’45” WEST 1.31 FEET FROM A RAILROAD SPIKE MARKING THE SOUTHWEST CORNER OF SAID SECTION 34; THENCE SOUTH 89°20’07” EAST 566.34 FEET ALONG SAID CENTERLINE TO THE POINT OF CURVATURE OF A 2864.79 FOOT RADIUS CURVE CONCAVE NORTHWESTERLY; THENCE NORTHEASTERLY 1755.46 FEET ALONG THE ARC OF SAID CURVE AND CENTERLINE, THROUGH A CENTRAL ANGLE OF 35°06’33” TO THE POINT OF TANGENCY OF SAID CURVE AT STATION EQUATION P.T. STATION 134+24.24 BACK EQUALS STATION 134+58.48 AHEAD ON SAID CENTERLINE; THENCE NORTH 55°33’20” EAST 571.30 FEET ALONG SAID CENTERLINE TO STATION 140+29.78, BEING A POINT ON THE EAST LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 34, WHICH BEARS NORTH 0°07’12” EAST 850.94 FEET FROM A RAILROAD SPIKE MARKING THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 34.

TRACT CONTAINS 4.63 ACRES, MORE OR LESS.

Exhibit A-3-13

Exhibit A-3 — Continued

LEGAL DESCRIPTION

(Woodstock Estates, Emeritus at)

All that tract or parcel of Land lying and being in Land Lot 1212 of the 15th District. 2ndSection. Cherokee County, Georgia, and being more particularly described as follows:

To find the true point of beginning, begin at the point of intersection of the West right of way line of Professional Parkway (formerly known as Tucker Road) (a 60’ right of way) with the North right of way line of Stockwood Drive (a 50-foot right of way); run thence northerly along the West right of way line of Professional Parkway a distance of 317.74 feet to a point, which is the true place orpoint of beginning; from said beginning point as thus established, run thence leaving said right of way North 88 degrees 49 minutes 03 seconds West a distance of 514.37 feet to a point; run thence North 26 degrees 01 minutes 17 seconds East a distance of 214.28 feet to a point; run thence North 19 degrees 26 minutes 10 seconds West a distance of 98.56 feet to a point; rum thence North 68 degrees 22 minutes 16 seconds East a distance of 99.39 feet to a point; run thence South 89 degrees 17 minutes 34 seconds east a distance of 141.46 feet to a point the West right of way line of Professional Parkway; run thence South and Southeast along the West right of way line of Professional Parkway, and following the arc of a curve to the left, having a radius of 205.00 feet, and a chord of South 24 degrees 31 minutes 48 seconds East 112.81 feet, an arc distance of 114.28 feet to a point; run thence along said right of way line South 40 degrees 30 minutes 00 seconds East a distance of 216.68 feet to a point; continue thence southeast along said right of way line, and following the arc of a curve to the right, having a radius of 146.31 feet and a chord bearing South 26 degrees 26 minutes 55 seconds East 71.05 feet, an arc distance of 71.77 feet to a point; which is the true place or point of beginning.

Together with land contained Easement Agreement from Pierce Neese R. Max Stancil and Steven L. Stancil to Kramer Holdings, Inc. dated 12/13/1995, recorded in Deed Book 2256 Page 114, Cherokee County, Georgia Records.

Exhibit A-3-14

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Peachtree Village Senior Living Community)

The land situated in the City of Commerce, County of Jackson, State of Georgiaand described as follows:

BEGINNING AT THE INTERSECTION OF THE WESTERN RIGHT-OF-WAY OF U.S. HWY. 441(R/W VARIES)AND THE SOUTHERN RIGHT-OF-WAY (60’ EASEMENT) OF W.W. GARY ROAD, THENCE RUNNING ALONG SOUTHERN RIGHT-OF-WAY SOUTH 66° 51’ 45” WEST A DISTANCE 740.13 FEET TO AN IRON PEN FOUND ON THE SOUTHERN RIGHT-OF-WAY OF W.W. GARY ROAD BEING THE TRUE POINT OF BEGINNING, THENCE LEAVING SAID RIGHT-OF-WAY RUNNING SOUTH 26° 19’ 55” EAST A DISTANCE OF 200.00 FEET TO AN IRON PIN FOUND. THENCE RUNNING SOUTH 26° 29’ 55” EAST A DISTANCE OF 400.00 FEET TO AN IRON PIN FOUND. THENCE RUNNING NORTH 60° 59’ 40” WEST A DISTANCE OF 638.79 FEET TO A GRANITE MONUMENT, THENCE RUNNING NORTH 23° 8; 15” WEST, A DISTANCE OF 312.32 FEET TO AN IRON PIN FOUND, THENCE RUNNING NORTH 66° 51’ 45” EAST A DISTANCE OF 421.03 FEET TO AN IRON PIN FOUND BEING THE TRUE POINT OF BEGINNING.

TOGETHER WITH ANYAND ALL APPURTENANT EASEMENTS BENEFITTING THE ABOVE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THAT CERTAIN AMENDED AND RESTATED EASEMENT, AGREEMENT BY AND BETWEEN KEN-TONY, LLC AND PEACHTREE PLANTATION, LLC DATED AS OF MAY 7, 2004 RECORDED IN DEED BOOK 34-R, PAGE 428, JACKSON COUNTY, GEORGIA RECORDS AND THAT CERTAIN EASEMENT AGREEMENT FROM TIMOTHY T. GARY TO PEACHTREE PLANTATION, L.L.C. DATED AS OF OCTOBER 1, 1998, RECORDED IN DEED BOOK 18-M, PAGE 710, AFORESAID RECORDS.

Exhibit A-3-15

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Plymouth, Massachusetts)

A certain parcel of land with the buildings thereon situated on Warren Avenue, Plymouth, Plymouth County, Massachusetts bounded and described as follows:

Beginning at a point on Warren Avenue 110 feet from the centerline of Sunrise Avenue thence;

S 89° 15’ 12” E, a distance of 50.00 to a point, thence;

S 00° 44’ 48” W, a distance of 172.00’ to a point, thenee;

S 80° 36’ 36” E, a distance of 125.74’ calculated (123.00’ Plan) to a point (see bound 3.8’ off), thence;

S 04° 06’ 18” W, a distance of 457.76’ calculated (458.00’ plan) to a point, thence;

S 80° 05’ 58” E, a distance of 11.28’ to a point, thence;

S 39° 15’ 14”E, a distance of 59.48’ calculated (65.00’ plan) to a point, thence;

S 14° 07’ 31” E, a distance 0E31.95’ to a point, thence;

S 27° 37’ 17” W, a distance of 52.94’ to a point, thence;

S 05° 39’ 27” W, a distance of 36.54’ to a point, thence;

S 17° 56’ 58” E, a distance of 56.53’ to a point, thence;

N 87° 26’ 20” E, a distance of 6.00’ to a point, thence;

S02° 33’ 41” E, a distance of 32.00’ to a point, thence;

S 06° 18’ 14”E, a distance of 120.00’ to a point, thene;

S 07° 13’ 45”E, a distance of 120,00’ to a point, thence;

S 07° 26’ 30” E, a distance of 120.00’ to a point, thence;

S 86° 55’ 22” W, a distance of 59.82’ to a point, thence;

S 83 ° 50’ 11” W, a distance of 268.43’ to a point (iron pipe found 1.6’ off), thence;

N 04 ° 01’ 25” E, a distance of 1290.00’ to the point of beginning.

Exhibit A-3-16

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Cambridge Place, Emeritus at)

Lots 1, 2, 3, 4, 5, 6 and 7, of Certificate of Survey 3017 filed July 26, 1994, located in Lots 1, 2, 3, 4, 5, 6 and 7, Block 180, GREAT FALLS WATER POWER AND TOWNSITE COMPANY’S FIRST ADDITION to Great Falls, Townsite, Cascade County, Montana.

Exhibit A-3-17

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Northridge Place, Emeritus at)

A tract of land being Lot 2, Block 1, Northridge Retirement Subdivision, a subdivision being part of the East half of the Northeast ¼ of Section 27, Township 9 North, Range 16 West of the 6th P.M., Buffalo County, Nebraska, EXCEPT HOWEVER that part of Lot 2 being more particularly described as follows: Referring to the Southeast corner of Lot 1, Northridge Retirement Subdivision and assuming the East line of Lot 1 and Lot 2 of said Northridge Retirement Subdivision as bearing South and all bearings contained herein are relative thereto; thence South on the East line of said Lot 2 a distance of 25.00 feet; thence S 89° 33’08” W and parallel with the North line of said Lot 1 a distance of 568.99 feet; thence North on a line being 17.29 feet westerly of as measured at right angles from the West line of said Lot 1 a distance of 459.49 feet to a point on the North line of said Lot 2; thence N 89° 33’08” E and on the North line of said Lot 2 a distance of 17.29 feet to the Northwest corner of said Lot 1; thence South on the West line of said Lot 1 a distance of 434.43 feet to the Southwest corner of said Lot 1; thence N 89° 33’08” E and on the South line of said Lot 1 a distance of 551.61 feet to the place of beginning.

Exhibit A-3-18

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Villa Del Rey Retirement & Assisted Living)

Allof Roswell Retirement Center, in the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat recorded July 21,1987 in Plat Book L. Page 24, Real Property Records of Chaves County, New Mexico.

Exhibit A-3-19

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Statesman Club Retirement Community)

Block Six (6), of THE VINEYARD COTTAGES, SECTION 1, a Replat of a part of Block 1, The Vineyard, an Addition to the City of The Village, Oklahoma County, Oklahoma, as shown by the recorded plat thereof and Common Area D known as Champagne Blvd., as shown in Plat of The Vineyard Cottages, Section 1.

Exhibit A-3-20

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Manor House, Emeritus at)

A piece of land lying in the Northeast quarter and Southeast quarter of Section 1, Township 27 South, Range 6 West, Willamette Meridian, Douglas County, Oregon, and being more particularly described as follows:

Beginning at a 5/8 inch iron rod at the Southwest corner of that land described in Recorder’s No. 75-2524, records of Douglas County, Oregon; thence South0° 00’ 35” West 506.44 feet to a 5/8 inch iron rod on the Northerly right of way of Edenbower Blvd.; thence South 89° 28’ 48” East 346.85 feet along said right of way to a 5/8 inch iron rod; thence North 75° 35’ 18” East 41.10 feet to a 5/8 inch iron rod on the Westerly right of way line of the S.P. Railroad; thence along the Westerly right of way of the S.P. Railroad and the Westerly line of Hooker Road respectively North 5° 25’ 25” East 160.95 feet to a 5/8 inch iron rod; North 0°27’ 20” West 198.63 feet to a 5/8 inch iron rod and North 0° 27’ 20” West 120.00 feet to a 5/8 inch iron rod on the Southerly boundary of that land described in Recorder’s No. 75-2524, records of Douglas County, Oregon; thence leaving said right of way lines North 89° 55’ 00” West 400.97 feet to the place of beginning.

Together with that portion of Hooker Road right of way which inured to said premises by vacation thereof.

Exhibit A-3-21

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Cougar Springs Assisted Living Community, Emeritus at)

Parcel Two (2) of Partition Plat No. 2002-11, filed January 29, 2002, in Partition Cabinet 2, Page 243, Deschutes County, Oregon.

Exhibit A-3-22

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Cougar Springs Memory Care Community, Emeritus at)

Parcel Two (2) of Partition Plat No. 2002-11, filed January 29, 2002, in Partition Cabinet 2, Page 243, Deschutes County, Oregon.

Exhibit A-3-23

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Chehalem Springs Assisted Living Community)

The Land referred to in this policy is described as follows:

Parcel 2, PARTITION PLAT 2001-38, in the City of Newberg, recorded October 23, 2001, as Instrument No. 200118649, Deed and Mortgage Records, County of Yamhill, State of Oregon.

Exhibit A-3-24

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Oswego Springs Assisted Living Facility)

PARCEL I:

A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, described as follows:

BEGINNING at the Southwest corner of the East half of this Northwest quarter of said Section 31, said point being in the center line of County Road No. 980 (Lesser Road); thence Northerly along the center line of said County Road to an intersection with the South line of County Read No. 1050 (Capitol Highway); thence South 89° 15 East, along the South line of said County Road, 86.61 feet; thence continuing along the South side of said road, 116.01 feet on a curve to the left having a radius of 317.78 feet; thence South 0°36’ West, 814.51 feet to a point in the South line of said East half of the Northwest quarter of said Section 31; thence North 89°24’ West, 441.12 feet to point of beginning.

EXCEPTING THEREFROM a tract in the Northeast corner thereof conveyed to George H. Johnson and wife by that certain instrument recorded March 17, 1939 in Book 488, Page 36, P.S. Deed Records of said County and State, which excepted that portion described as follows:

BEGINNING at a point on the Southerly line of Capitol Highway (County Road No. 1050) which is South 89°24’ East, 441.12 feet and North 0°36’ East, 814.31 feet from the Southwest corner of the East one-half of the Northwest one-quarter of said Section 31; thence South 0°36’ West, 120 feet; thence North 89°24’ West, 87.08 feet; thence North 0°36’ East, 100.36 feet to the Southerly line of Capitol Highway; thence Easterly along said line 89.70 feet to the place of beginning.

FURTHER EXCEPTING THEREFROM that portion as described in Deed For Right-of-Way Purposes to City of Portland, a municipal corporation of the State of Oregon, records February 23, 2004 as Fee No. 2004-028081.

PARCEL II:

A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the Canty of Multnomah and State of Oregon, described as follows:

BEGINNING at a point on the half-section line East and West through said Section 31, South 89° 24’ East, 441.12 feet from the Southwest corner of the East half of the Northwest quarter of said Section 31; thence South 89°24 East, 310 feet; thence North 0°36’ East, 538.41 feet; thence North 89°24’ West, 310 feet; thence South 0°36’ West, 538.41 feet to the place of beginning.

EXCEPTING THEREFROM the following portion of land from the above described Parcels I and II, described as follows:

A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, described as follows:

The South 400 feet of a tract of land:

BEGINNING at the Southwest corner of the East one-half of the Southwest one-quarter in centerline of Southwest Lesser Road; thence South 89°24’ East, along theEast-West centerline of said Section 31, 751.12 feet to the Southeast corner of that certain tract conveyed to Gerald W. Crow and Carol L. Crow, husband and wife, by Deed recorded August 17,1961 in Multnomah County Deed Book 2076, Page 465; thence North 0°36’ East, along the East line of said Crow Tract 538.41 feet to a Northeast corner thereof; thence North 89°24’ West, along the North line of said Crow Tract and the Westerly extension thereof to an intersection with the centerline of S.W. Lesser Road; thence Southerly along the centerline of S.W. Lesser Road to the point of beginning.

FURTHER EXCEPTING THEREFROM that portion asdescribed in Deed For Right-of-Way Purposes to City of Portland, a municipal corporation of the Slate of Oregon, recorded February 23, 2004 as Fee No. 2004-028081.

Exhibit A-3-25

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Century Fields, Emeritus at)

The Land referred to in this policy is described as follows:

Parcel 1 of Partition Plat No. 2004-74, recorded December29, 2004 in the Record of Partition Plats for Linn County, Oregon.

Exhibit A-3-26

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Greenville, South Carolina)

All of those lots or parcels of land located in Greenville County, South Carolina and more particularly described as follows:

Tract 1:

ALL that certain piece, parcel or lot of land situate, lying and being in the State of South Carolina, County of Greenville being shown and designated as Tract 1, containing 61,018 squarefeet, 1.401 acres, as shown on plat prepared by Freeland Surveyors-Engineers entitled “Surveyfor Marriott Senior Living Services”, dated May 24, 1997 and having, according to said plat, the following metes and bounds, to-wit:

BEGINNING at an iron pin set (P.O.B.) on the southern right-of-way of Pelham Road; thence leaving the southern right-of-way of Pelham Road along the line of property N/F Gillespie S. 11-22-29 E. 236.82 feet to an iron pin found; thence along the line of property N/F Shadow Oaks Racquet & Swim Club, Inc. S. 65-42-44 W. 238.46 feet to an iron pin found; thence continuing with the line of property N/FShadow Oaks Racquet & Swim Club, Inc. and also the eastern side of a fifty-foot entrance road N. 07-05-00 W. 317.07 feet to a P/K nail, set, on the southern right-of-way of Pelham Road; thence along the southern right-of-way of Pelham Road with a curve to the right having a chord bearing and distance of N. 85-08-55 E. 119.58 feet to an iron pin set; thence N. 86-31-48 E. 90.75 feet to iron pin, set, being the POINT OF BEGINNING.

Tract 2:

ALL that certain piece, parcel or lot of land situate, lying and being in the State of South Carolina, County of Greenville being shown and designated as Tract 2, containing 76,257 square feet, 1.751 acres, as shown on plat prepared by Freeland Surveyors-Engineers entitled “Survey for Marriott Senior Living Services”, dated May 24, 1997 and having, according to said plat, the following metes and bounds, to-wit:

BEGINNING at an iron pin set (P.O.B.) on the southern right-of-way of Pelham Road; thence leaving the southern right-of-way of Pelham Road along the western side of a fifty-foot entrance road to property N/F Shadow Oaks Racquet & Swim Club, Inc. S. 07-05-00 E. 332.60 feet to an iron pin found; thence along the line of property N/F Shadow Oaks Racquet & Swim Club, Inc. S. 87-44-24 W. 239.88 feet to an iron pin found; thence along the property N/F Phase II, 1200 Pelham Common Area N. 07-11-29 W. 303.79 feet to an iron pin set on the southern right-of-way of Pelham Road; thence along the southern right-of-way of Pelham Road N. 80-34-43 E. 171.92 feet; to an iron pin set; thence along the southern right-of-way of Pelham Road with a curve to the right having a chord bearing and distance of N. 81-32-47 E. 67.85 feet to an iron pin set, the POINT OF BEGINNING.

Exhibit A-3-27

Exhibit A-3 - Continued

LEGAL DESCRIPTION
(Greenville, South Carolina)

SCARPA:

ALL that certain piece, parcel or lot of land situate, lying and being in the State of South Carolina, County of Greenville being shown and designated as Tract 3, containing 328,383 square feet, 7.539 acres, as shown on plat prepared by Freeland Surveyors-Engineers entitled “Survey for Marriott Senior Living Service”, dated May 24, 1997 and having, according to said plat, the following metes and bounds, to-wit:

BEGINNING at a P/K nail, set (P.O.B.) located on the southern right-of-way of Pelham Road, thence leaving said right-of-way of Pelham Road along the line of Tract 1, S. 07-05-00 E. 317.07 feet to an iron pin found; thence N. 65-42-44 E. 238.46 feet to an iron pin found; thence along the line of property N/F Gillespie N. 87-02-31 E. 178.97 feet to an iron pin found, thence along the line of Pelham Woods Division the following courses and distances: S. 11-25-03 E. 443.34 to an iron pin found; thence S. 78-39-00 W. 730.01 feet to an iron pin found on the line of property N/F Phase II, 1200 Pelham Common Area; thence along the line of 1200 Pelham Common Area N. 07-11-29 W. 443.47 feet to an iron pin found; thence along the line of Tract 2, N. 87-44-24 E. 239.88 feet to an iron pin found; thence N. 07-05-00 W. 332.60 feet to an iron pin set on the southern right-of-way of Pelham Road; thence along the said right-of-way of Pelham Road with a curve to the right having a chord bearing and distance of N. 83.01-24 E. 50 feet to a P/K nail, set; being the POINT OF BEGINNING.

SURVEYOR’S LEGAL DESCRIPTION:

All that certain piece, parcel or lot of land situate, lying and being in the State of South Carolina, County of Greenville, being more particularly described as follows:

BEGIN at a rebar on the southerly right-of-way line of Pelham Road (80 foot right-of-way) marking the intersection of said southerly right-of-way line with the west line of property N/F Gillespie; thence South 11° 22’ 29” East along Gillespie a distance of 236.82 feet to an iron pipe; thence North 87° 02’ 31” East along Gillespie a distance of 178.97 feet to an iron pipe; thence South 11°25’03” East along the line of Pelham Woods Division a distance of 443.34 feet to a rebar; thence South 78° 39’ 00” West along Pelham Woods Division a distance of 730.01 feet to an iron pipe on the line of N/F 1200 Pelham Common Area; thence North 07° 11’ 29” West along said 1200 Pelham Common Area a distance of 747.26 feet to a rebar on said southerly right-of-way line of Pelham Road; thence North 80° 34’ 43” East along said right-of-way line a distance of 171.92 feet to a rebar marking the point of curvature of a circular curve to the right, having a radius of 2282.89 feet and a central angle of 05° 57 34”; thence along said curved right-of-way line an arc distance of 237.44 feet (Chord: North 83° 40’ 14” East, 237.34 feet) to a rebarmarking the point of tangency of said curve; thence North 86° 31’ 59” East along said right-of-way line a distance of 90.76 feet to the POINT OF BEGINNING.

Exhibit A-3-28

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Hawthorne Inn at Hilton Head, Emeritus at)

TRACT A:

ALL that certain piece, parcel or lot of land, lying and being on Hilton Head Island, Beaufort County, South Carolina and being shown and described as Parcel 2-3, Phase I, Palmetto Hall Commercial Park, on a plat thereof entitled “Palmetto Hall Commercial Park, Parcels 1-C, 1-D, I-E and 2-3 Palmetto Hall Commercial Park, Hilton Head Island, Beaufort County, South Carolina for Greenwood Development Corporation”, said plat being prepared by Hussey, Gay, Bell & DeYoung, Inc., Consulting Engineers, Savannah, Georgia, James M. Sims, S.C. Reg. L.S. #13169, said plat being dated December 17, 1997, as latest revised June 3, 1998, recorded in Plat Book 65 at Page 114, Beaufort County Records, on June 15, 1998. For a more detailed description as to the courses and distances, metes and bounds of the above mentioned parcel, reference is had to said plat of record.

TRACT B:

ALL that certain piece, parcel or tract of land lying, and being on Hilton Head Island, Beaufort County, South Carolina, being shown and described as “Former 10’ Right of Way” on a plat entitled “Plat of 0.006 Acre Portion of the Hospital Campus Entrance Road, Palmetto Hall Commercial Park, Hilton Head Island, Beaufort County, South Carolina,” prepared by Hussey, Gay, Bell & DeYoung, Consulting Engineers, James M. Sims, S.C.R.L.S. No. 13169, said plat being dated July 23, 1998, and recorded in the Beaufort County Records in Plat Book 66 at Page 165. Said property is more particularly described by courses and distances, metes and bounds, as follows:

The Point of Beginning is a point which marks the intersection of the southeastern corner of Parcel 2-3 as it intersects the Hospital Campus Entrance Road; from said Point of Beginning proceeding S 54°48’55” W for a distance of 27.58 feet to a point; thence proceeding N 09°48’55” E for a distance of 28.28 feet to a point; thence proceeding S 55°56’29”E for a distance of 21.39 feet to a point which marks the Point of Beginning.

Exhibit A-3-29

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Palm Court, Emeritus at)

ALL that certain piece, parcel or lot of land, together with the improvements thereon, situate, lying and being in the Town of Hilton Head, in the County of Beaufort, State of South Carolina, and being shown and delineated as Parcel 9 on a plat of subdivision of Tax Parcel No. 510-004-0027, Palmetto Hall Commercial Park for Greenwood Development Corporation by Hussey, Gay, Bell & DeYoung dated August 23,1995, revised July 7, 1998, and being further shown and delineated as 5.177 acres on a plat prepared for Sterling House Corporation by Cox and Dinkins, Inc., dated August 9, 1998 and recorded in the Beaufort County Records in Plat Book 66 at Page 193. For a more complete description as to courses, distances, metes and bounds, reference may be had to the above stated plat of record.

Exhibit A-3-30

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Palm Village, Emeritus at)

ALL that cerlatn piece, parcel or lot of land, lying and being on Hilton Head Island, Beaufort County, South Carolina and being shown and described as Parcel 12-13, Phase 1, Palmetto Hall Commercial Park, on a plat thereof entitled “Palmetto Hall Commercial Park PhaseI. Lands of Greenwood Development Corporation, being a portion of the Palmetto Hall Commercial Tract, Hilton Head Island, Beaufort County, South Carolina for Greenwood Development Corporation,’said plat being prepared by Hussey, Gay, Bel & DeYoung, Inc., Consulting Engineers, Savannah. Georgia, James M. Sims, S.C. Reg. LS. #13169, said plat being dated February 23. 1998, and recorded in Plat Book 64 at Page 133, Beaufort County Records, on April 8, 1998 For a more detailed description as to the courses and distances, metes and bounds, of the above mentioned parcel reference ishad to the said plat of record.

Exhibit A-3-31

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Bellevue Place, Emeritus at)
(Waterford in Bellevue)

Land in Davidson County, Tennessee, being Lot No. 3 on the Plan of Resubdivision of Lots 9 and 10, Bellevue Professional Park of record in Book 9700, page 782, in the Register’s Office for Davidson County, Tennessee, to which Plan reference is hereby made for a more complete description of the property.

Being the same property conveyed to BRE/SW Waterford in Bellevue LLC, by deeds recorded as instrument Nos. 20100823-0066480, 20100823-0066481 and 20100823-00068482, in the Register’s Office of Davidson County, Tennessee.

Exhibit A-3-32

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Carriage Inn, Emeritus at)

Lot One (1), Block Fifteen (15), NORTH SHORE UNIT THREE (3), an Addition to the Town of Portland in San Patricio County, Texas, as shown by map or pint of same recorded under County Clerk’s File No. 343755 Real Property Records of San Patricio County, Texas, and in Envelope A-46, Tube 32-3, Map Records of San Patricio County, Texas.

Exhibit A-3-33

Exhibit A-3 — Continued

Description Of Land
(Woodbridge, Virginia)

Exhibit A-3-34

All that certain land situate in Prince William County, Virginia, and more particularly described as follows:

Beginning at an iron pipe set in the eastern right of way line of Trowbridge Drive, said pipe being the westernmost corner to Parcel “C”, Firwood Manor, said point also being approximately 380’ north of the intersection of Prince William Parkway and Trowbridge Drive; thence from said pipe and departing Trowbridge Drive and running with Parcel “C” the following three courses:

1.S 51°35’13” E 618.29’ to an iron pipe set
2.S 38°05’08” W 247.77’ to an iron pipe set
3.S 51°54’53” E 85.00’ to an iron pipe set in the line of Parcel “C”, Firwood Manor, said pipe being a corner to 1042 Joint Venture;

thence, with 1042 Joint Venture S 38°05’08” W 138.59’ to a point in the northern right of way line of Prince William Parkway, Route 3000;

thence, with the Prince William Parkway, N 51°06’52” W 486.33’ to a P.K. nail set, a corner of Parcel “F”, Firwood Manor;

thence, departing Prince William Parkway and with Parcel “F” the following two courses:

1.N 38°05’09” E 216.87’ to an iron pipe set
2.N 51°35’12” W 217.00’ to a point in the eastern right of way line of Trowbridge Drive, said point being a corner to Parcel “F”;

thence, with Trowbridge Drive, N 38°05’01” E 165.00’ to the point of beginning containing 4.62429 acres.

TOGETHER WITH the right to drain surface water into the Detention Pond (as that term is defined in the “Agreement”, hereinafter defined) on the property of the Prince William Park Authority, as described in that certain Storm Drainage Facilities Maintenance Agreement recorded in Deed Book 1799, page 1582, among the land records of Prince William County, Virginia.

Exhibit A-3-35

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Chesterley Meadows Assisted Living Community)

Lot 5 of Short Plat filed under Auditor’s File Number 7287996, records of Yakima County, Washington.

EXCEPT the South 50.2 feet of the East 145 feet thereof.

Situated in Yakima County, State of Washington

Exhibit A-3-36

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Chesterley Court Memory Care Community)

The North 30 feet of the South 428 feet of the East 306.83 feet of Tract 11, NATCHES ORCHARD TRACTS, recorded In Volume “A” of Plats, page 69, records of Yakima County, Washington.

AND the East 145 feet of the North 130.67 feet of Lot 2 of Short Plat recorded in Book “H” of Short Plats, page 4,under Auditor’s File Number 2430471, records of Yakima County, Washington.

AND THE South 50.2 feet of the East 145 feet of Lot 5 of the Short Plat filed under Auditor’s File Number 7207996, records of Yakima County, Washington;

ALSO were particularly described as follows:

Commencing at the Northeast corner of Lot 5 of Short Plat filed under Auditor’s File Number 7207996, records of Yakima County, Washington;

thence along the East line of said Lot 5, South 00°06’29” West, a distance of 203.83 feet to the point of beginning;

thence South 00°06’29” East 50.20 feet;

thence South 00°13’41” West 100.67 feet;

thence South 89°25’05”West 306.83 feet;

thence South 00°13’41” West 30.00 feet;

thence North 89°25’05” West 306.83 feet;

thence North 89°16’59” West 145.00 feet;

thence North 00°13’41” West 130.67 feet;

thence North 00°06’29” West 50.20 feet;

thence South 89°16’59” East 145.00 feet to the point of beginning.

Situated in Yakima County, State of Washington.

Exhibit A-3-37

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Spring Estates, Emeritus at)

7221 NORTHEAST 182ND STREET,

KENMORE, WASHINGTON 98028

TAX NO. 011410-0545

PARCEL A:

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING ON THE EAST LINE OF SAID LOT AT A POINT 80.00 FEET SOUTH OF THE NORTHEAST CORNER THEREOF;

THENCE NORTH 75°27’30”WEST PARALLEL WITH THE NORTHERLY LINE OF SAID LOT TO AN INTERSECTION WITH A LINE EXTENDED NORTH 2°39’50” EAST FROM THE SOUTHWEST CORNER OF SAID LOT;

THENCE SOUTH 2°39’50” WEST 103.19 FEET;

THENCE SOUTH 75°27’30” EAST TO THE EAST LINE OF SAID LOT AT A POINT 80.00 FEET NORTH OF THE SOUTHEAST CORNER THEREOF;

THENCE NORTH 103.19 FEET TO THE POINT OF BEGINNING.

PARCEL B:

THE SOUTHERLY 80 FEET OF LOT 8, AS MEASURED ALONG THE EASTERLY LINE IN BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE 4, IN KING COUNTY, WASHINGTON;

EXCEPT THAT PORTION THEREOF DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 8; AND

RUNNING THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT, 80 FEET;

THENCE SOUTH 75°27’30” EAST PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT, 3.799 FEET;

THENCE SOUTH 2°39’50” WEST TO THE POINT OF BEGINNING.

PARCEL C:

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING ON THE NORTHERLY LINE OF SAID LOT AT A POINT 12.50 FEET SOUTHEASTERLY ON THE NORTHWEST CORNER THEREOF;

THENCE SOUTH 75°27’30” EAST 173.46 FEET TO THE NORTHEAST CORNER OF SAID LOT; THENCE SOUTHERLY ON THE EASTERLY LINE OF SAID LOT 80 FEET;

THENCE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT NORTH 75°27’30” WEST TO AN INTERSECTION WITH A LINE EXTENDED NORTH 2°39’50” EAST FROM THE SOUTHWEST CORNER OF SAID LOT,

THENCE NORTH 2°39’50” EAST TO THE POINT OF BEGINNING;

Exhibit A-3-38

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Spring Estates, Emeritus at)

EXCEPT THE FOLLOWING DESCRIBED PORTION:

BEGINNING ON THE EASTERLY LINE OF SAID LOT AT A POINT DISTANT 80 FEET SOUTHERLY FROM THE NORTHEAST CORNER THEREOF AND RUNNING THENCE NORTHERLY ALONG SAID EASTERLY LINE, TO SAID NORTHEAST CORNER;

THENCE NORTH 75°27’30” WEST, ALONG THE NORTHERLY LINE OF SAID LOT, A DISTANCE OF 67.6 FEET;

THENCE SOUTH 14°32’30” WEST 77.43 FEET, MORE OR LESS, TO A POINT WHICH BEARS NORTH 75°27’30” WEST FROM THE POINT OF BEGINNING;

THENCE SOUTH 75°27’30” EAST 87.69 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL D:

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING ON THE EASTERLY LINE OF SAID LOT AT A POINT DISTANT 80 FEET SOUTHERLY FROM THE NORTHEAST CORNER THEREOF AND RUNNING THENCE NORTHERLY, ALONG SAID EASTERLY LINE, TO SAID NORTHEAST CORNER;

THENCE NORTH 75°27’30” WEST, ALONG THE NORTHERLY LINE OF SAID LOT, A DISTANCE OF 67.6 FEET;

THENCE SOUTH 14°32’30” WEST 77.43 FEET, MORE OR LESS, TO A POINT WHICH BEARS NORTH 75°27’30° WEST FROM THE TRUE POINT OF BEGINNING;

THENCE SOUTH 75°27’30” EAST 87.69 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING;

EXCEPT THAT PORTION THEREOF CONVEYED TO KING COUNTY FOR ROAD BY DEED RECORDED UNDER RECORDING NUMBER 8204020627.

PARCEL E:

WEST HALF OF THE EAST HALF OF LOT 7, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON; AND

EAST HALF OF THE EAST HALF OF LOT 7, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OP PLATS, PAGE 4, IN KING COUNTY, WASHINGTON; AND

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

Exhibit A-3-39

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Spring Estates, Emeritus at)

BEGINNING AT THE SOUTHWEST CORNER OP LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14; THENCE ALONG THE WEST LINE OF SAID LOT 8, NORTH 263.19 FEET;

THENCE ALONG THE NORTHERLY LINE OF SAID LOT 8, SOUTH 75°27’30” EAST 12.50 FEET;

THENCE SOUTH 2°39’50” WEST 260.33 FEET TO THE POINT OF BEGINNING.

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THAT PORTION OF LOTS 7 AND 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE 4, IN KING COUNTY, WASHINGTON-, BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 8 AS SAID CORNER IS SHOWN ON THAT BOUNDARY SURVEY FOR FOREST PARK REALTY RECORDED AUGUST 8, 1986 IN VOLUME 50 OF SURVEYS, PAGE 247, RECORDS OF KING COUNTY WASHINGTON;

THENCE ALONG THE EAST LINE OF LOT 8 NORTH 00°00’00” WEST 243.78 FEET TO SOUTH CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO KING COUNTY IN THAT CERTAIN WARRANTY DEED RECORDED APRIL 2, 1982 AS INSTRUMENT NUMBER 8204020627; THENCE ALONG SAID LANDS OF KING COUNTY, NORTHWESTERLY ALONG A TANGENT CURVE TO THE LEFT, WITH A RADIUS OF 25.00 FEET, THROUGH A CENTRAL ANGLE OF 75°26’09”, AN ARC LENGTH OF 32.92 FEET TO THE NORTHERLY LINE OF SAID LOT 8;

THENCE ALONG THE NORTHERLY LINES OF SAID LOTS 8 AND 7 NORTH 75°26’09” WEST 259.68 FEST TO THE WEST LINE OF THE EAST HALF SAID LOT 7;

THENCE ALONG SAID WEST LINE, SOUTH 00°00’10” WEST 263.15 FEET TO THE SOUTHERLY LINE OF SAID LOT 7;

THENCE ALONG THE SOUTHERLY LINES OF SAID LOTS 7 AND 8 SOUTH 75°26’39” EAST 279.02 FEET TO SAID POINT OP BEGINNING OF THIS DESCRIPTION.

Exhibit A-3-40

Exhibit A-3 - Continued

LEGAL DESCRIPTION
(Stonebridge Specialty Care Community)

THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF Clark, STATE OF Washington, AND IS DESCRIBED AS FOLLOWS.

Parcel I

Real property being a portion of Lot 11 of JAGGY HOMESTEAD LOTS, according to the plat thereof, recorded in Book B of Plats, at Page 12, records of Clark County, Washington, in the Southeast quarter of the Northwest quarter of Section 17, Township 2 North, Range 2 East, Willamette Meridian, in the City of Vancouver, Clark County, Washington, described as follows:

Beginning at the Southeast corner of that parcel of land conveyed to Ronald N. Province and Anita A. Province by deed recorded under Auditor’s File No. 7803140086, deed records of said County, said point also being on the North right of way line of N.E. Vancouver Mall Drive, 30 feet from the centerline, as shown on Book 43 of Surveys at Page 112, said point also being a point on an arc with a 1939.86 foot radius curve; thence along the South line of said Province parcel and said North right of way line and along said curve to the left, from a tangent bearing of South 78°47’05” West, through a central angle of 00°56’02”, an arc distance of 31.62 feet to a point of tangency; thence continuing along the South line of said Province parcel and said North right of way line south 77°51’03” West 364.97 feet; thence leaving said right of way line North 01°49’42” East 342.91 feet to a point on the South right of way line of N.E. 51stStreet as shown on said Survey, said point being 30 feet from the centerline of said street when measured as right angles; thence along said right of way line South 88°55’08” East 385.07 feet to the Northwest corner of said Province parcel; thence along the East line of said Province parcel South 01°51’32” West 252.39 feet to the Point of Beginning.

Parcel II

An easement over real property for a storm water facility, described as follows:

Beginning at the southwest corner of the above described parcel; thence along the North right of way line of said N.E. Vancouver Mall Drive South 77°51’03” West 126.94 feet; thence leaving said North right of way line North 00°08’31”West 37.55 feet; thence North 83°15’58” East 125.87 feet to a point on the west line of said parcel; thence along said West line South 01°49’42” West 25.60 feet to the Point of Beginning.

Exhibit A-3-41

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(South Hill, Emeritus at)
(Parkway Village)

The West Halt of the Northeast Quarter of the Northwest Quarter of the Southeast Quarter of Section 3, Township 24 North, Range 43 East of the Willamette Meridian, in Spokane County, Washington;

EXCEPT the East 65 feet of the North 195 feet;

ALSO EXCEPT the West 100 feet of the East 165 feet of the North 204 feet;

ALSO EXCEPT 57th Avenue Right of Way;

ALSO EXCEPT that portion conveyed to Spokane County by Warranty Deed recorded October 9,1997, under Auditor’s File No. 4149497;

Also described as follows;

That portion of the West Half of the Northeast Quarter of the Northwest Quarter of the Southeast Quarter of Section 3, Township 24 North, Range 43 East, of the Willamette Meridian, more particularly described as follows:

COMMENCING at the center of said Section 3;

Thence North 89°38’40” East along the North line of the Southeast Quarter of said Section 3, a distance of 668.92 feet;

Thence South 00°13’14” East, a distance of 40.00 feet to the Southerly right of way line of East 57th Avenue and the Point of Beginning;

Thence continuing South 00°13’34” East along the Easterly line of JJ Land 3rd Addition as per plat recorded in Volume 20 of Plats, page 11, records of Spokane County, a distance of 622.06 feet to the intersection of the Northerly line of Rodeo Heights as per plat recorded in Volume 20 of Plats, page 87, records of Spokane County and said Easterly line of JJ Land 3rd Addition;

Thence North 89°34’58” East along said Northerly line of Rodeo Heights, a distance of 334.65 feet to the intersection of said Northerly line of Rodeo Heights and the Westerly line of Browne Park Addition as per plat recorded in Volume “I”of Plats, page 27, records of Spokane County;

Thence North 00°13’52” West along said Westerly line of Browne Park Addition, a distance of 466.70 feet;

Thence South 89°38’40” West, a distance of 65.00 feet;

Thence South 00°07’08” East, a distance of 9.00 feet;

Thence South 89°38’40” West, a distance of 100.04 fee;

Thence North 00°13’52” West, a distance of 164.00 feet to said Southerly right of way line of East 57th Avenue;

Thence South 89°38’40”, West along said Southerly right of way line of East 57th Avenue and parallel to said Northerly line of the Southeast Quarter of Section 3, a distance of 169.53 feet to the True Point of Beginning;

Situate in the County of Spokane, State of Washington.

Exhibit A-3-42

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Heritage, The)

N. 24° 13’ 17” W. for 133.28’ to a ¾ x 30’ rebar; thence N. 6° 16’ 32” W. for 760.35’ to the place of beginning, containing 8.29 acres and being part of that certain 19.52 acre tract owned by The Heritage, Inc. as recorded in said Clerk’s office in Deed Book No. 1234, at page 425.

Said tract or parcel of land has been determined by a survey to be described as follows:

All that certain tract or parcel of land situate in Simpson District, Harrison County, West Virginia, and being more particularly described as follows:

Beginning at an iron pin set at the southernmost corner of a certain tract or parcel owned by The Heritage, Inc. (Deed Book 1234, Page 425); thence running with five surveyed lines as follows: N. 49° 49’ 22” W. for 427.54 feet to an iron pin found; thence N. 59° 35’ 12” W. for 193.01 feet to an iron pin set thence N. 58° 02’ 00° W. for 392.81 feet to a capped pin found; thence N. 39° 43’ 37” E. for 130.72 feet to a capped pin found; thence N. 03° 11’ 14” W. for 95.31 feet to a capped pin found southernmost corner of a certain tract or parcel of land owned by Maplewood Community, Inc. (Deed Book 1297 Page 1160); thence N. 84° 49’ 28” E. for 384.44 feet along a southerly line of the aforementioned Maplewood parcel to an iron pin set at a common corner of said Maplewood and Heritage parcel; thence running with four calculated lines as follows: N. 76° 19’ 54” E. for 212.82 feet to a point thence N. 64° 33’ 31” E. 148.34 feet to a point thence N. 6° 13’ 05” E. for 124.67 feet to a point; thence S. 90° 00’ 00” W. for 177.21 feet to an iron pin set thence along the easternmost boundary line of the Heritage, Inc., S. 22° 35’ 23” E. for 834.89 feet to a capped pin found; thence leaving said property line S. 60° 11’ 37” W. 561.17 feet to the place of beginning, and containing 16.81 acres, more or less, as shown on a survey and plat prepared by LMS Surveying, LLC dated March 7, 2008.

Together with the easement for ingress to and egress from said tract or parcel of land excepted and reserved by The Heritage, Inc. in a Deed to Maplewood Community, Inc. dated March 25, 1998 and of record in the office of the Clerk of the County Commission of Harrison County, West Virginia, in Deed Book No. 1297, at page 1160.

Exhibit A-3-43

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Heritage, The)

FIRST TRACT

All that certain tract or parcel of land situate near Bridgeport in Simpson District, Harrison County, West Virginia, as depicted on a plat of survey prepared in August 1999 by Hornor Brothers Engineers of record in the office of the Clerk of the County Commission of Harrison County, West Virginia and incorporated herein by reference, which tract of land is more particularly described as follows:

Beginning at a ¾” rebar found at the southernmost corner of a certain tract or parcel of land owned by The Heritage, Inc. (Deed Book 1234, Page 425); thence running with five surveyed lines as follows: N. 49° 49’ 22” W. for 427.54 feet to a ¾” x 30’ rebar set with cap; thence N. 59° 35’ 12” W. for 193.01 feet to a ¾”x 30” rebar set with cap; thence N. 58° 02’ 00” W. for 392.81 feet to a ¾” x 30” rebar set with cap; thence N. 39° 43’ 37” E. for 130.72 feet to a point 3 feet east of a fence post; thence N. 03° 11’ 14” W. for 95.31 feet to a rebar found at the southernmost corner of a certain tract or parcel of land owned by Maplewood Community, Inc. (Deed Book 1297 Page 1160); thence N. 84° 49’ 26” E. for 384.44 feet along a southerly line of the aforementioned Maplewood parcel to a 3/4 “ rebar found at a common corner of said Maplewood and Heritage parcel; thence S. 24° 13’ 17” E. for 890.26 feet along the westerly line of a certain tract or parcel owned by The Heritage, Inc., to the point of beginning, containing 5.58 acres.

SECOND TRACT

All that certain tract or parcel of land situate in Simpson District Harrison County, West Virginia, containing 11.23 acres, more or less; and being more particularly described as follows;

Beginning at a point along U.S. Route 50, said point being the northeasternmost corner of the property of The Heritage, Inc.; thence along the easternmost boundary line of The Heritage, Inc. S. 27° 03’ E. 1,337.62 feet to a point; thence leaving said property fine S. 55° 44’ W. 561.17 feet to a point; thence N. 28° 39’ W. 1,023.53 feet to a point; thence N. 11° 28’ W. 775.35 feet to a point along U.S. Route 50; thence along U.S. Route 50 S. 74° 15’ E 507.38 feet to a point, the place of beginning.

Excepting therefrom, that tract of land described below

TRACT I: Beginning at a ¾” x 30” rebar at the northernmost corner of that certain 19.52 acre tract owned by The Heritage, Inc.; thence running with the northerly line of said 19.52 acre tract as resurveyed by Homer Brothers Engineers during June, 1995, S. 69° 47’ 23” E. for 507.38’ to a tract spike at the northeast corner of said 19.52 acre tract; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22° 35’ 23” E. for 502.73’ to a point; thence leaving the easterly line of said 19.52 acre tract and running with four calculated lines through said 19.52 acre tract as follows:

S. 90° 00’ 00” W. for 177.21’ to a point; thence S. 6° 13’ 05” W. for 124.62’ to a point; thence S. 64° 33’ 31” W. for 148.34’ to a point thence S. 76° 19’ 54” W. for 212.84’ to a ¾” x 30” rebar at the southernmost corner of an 8.63 acre. parcel owned by United Hospital Center and being on an original westerly line of the aforementioned 19.52 acre tract; thence running with the common lines of said United Hospital Center and The Heritage, Inc. for two lines as resurveyed as follows:

Exhibit A-3-44

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Hawthorne Inn at Greenville Assisted Living Community)

ALL that certain lot of land situate, lying and being on the eastern side of Hawthorne Park Court in Greenville County, South Carolina, containing approximately 3.008 acres and shown as Lot 3 on a plat of survey entitled “Subdivision Plat of Hawthorne Park,” prepared by Fant Engineering & Surveying Co., Inc., dated June 3, 1998 and recorded in the Greenville County Records in Plat Book 37-W at Page 48. Reference is made to said survey, which is incorporated herein by reference, for a metes-and-bounds description of the premises.

Exhibit A-3-45

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Cordova, Emeritus at)

Land situated in Shelby County, Tennessee:

Part of the Applingwood Planned Development (P.D. 88-321CC) situated in Shelby County, Tennessee:

Commencing at the tangent intersection of the southwest R.O.W. line of Appling Road (108 foot R.O.W.) with the northwest dedicated R.O.W. line of Dexter Grove Drive (68 foot R.O.W. - not improved); thence South 48 degrees 19 minutes 56 seconds West along said northwest line 17.08 feet to a point of curve; thence Southwestwardly, along said northwest line, along a curve to the left having a radius of 859.00 feet (central angle - 14 degrees 07 minutes 23 seconds, chord bearing - South 41 degrees 16 minutes 18 seconds West, chord distance - 211.20) an arc distance of 211.74 feet to a point; thence South 34 degrees 12 minutes 36 seconds West - 56.37 feet to a point in the north line of the Shelby County Conservation Board property (Book 5529 - Page 4, Shelby County Register’s Office S.C.R.O.); thence South 89 degrees 21 minutes 47 seconds West along said north line 4.65 feet to the true Point of Beginning, thence continuing along the north line of said Shelby County property South 89 degrees 21 minutes 47 seconds West - 647.03 feet to a point in the east line of Bridgewater Subdivision (Plat Book 10, Page 50 S.C.R.O.); thence along said east line North 00 degrees 45 minutes 40 seconds West – 47.35 feet to a point being the northeast corner of Lot 100, Bridgewater Subdivision; thence North 00 degrees 29 minutes 24 seconds West 149.61 feet to a point being the northeast corner of Lot 101, Bridgewater Subdivision; thence North 00 degrees 40 minutes 49 seconds West along said east line 191.60 feet to a point; thence North 90 degrees 00 minutes 00 seconds East - 300.38 feet to a point of curve; thence Northeastwardly along a curve to the left having a radius of 149.94 feet (central angle - 22 minutes 49 minutes 47 seconds; chord bearing - North 78 degrees 35 minutes 07 seconds East; chord distance – 59.35 feet) an arc distance of 59.74 feet to a point; thence South 36 degrees 39 minutes 53 seconds East - 490.05 feet to the Point of Beginning.

Together with Reciprocal Maintenance, Ingress and Egress Agreement recorded at Instrument No. FT 4121, as amended by Amended and Restated Reciprocal Maintenance, Ingress and Egress Agreement recorded at Instrument No. FU 6982, both recordings in the Register’s Office of Shelby County, Tennessee.

Exhibit A-3-46

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Willows Assisted Living and Memory Care Community, The)

Being Lot One (1), of the Replat of Lot 1-B of POST OAK CROSSING, an Addition to the City of Sherman, Texas, as shown by Plat of record in Volume 10, Page 13, Plat Records, Grayson County, Texas.

Exhibit A-3-47

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Canyonview Estates, Emeritus at)

Being all of Lot 4, Block 1 of Amended Ridgeview Medical Center Unit No. 12, an addition to the City of Amarillo in Potter County, Texas, according to the map or plat thereof, recorded in Volume 2688, Page 507 of the Official Pubic Records of Potter County, Taxes.

Exhibit A-3-48

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Monroe House Assisted Living Community)

All that certain lot or parcel of land, lying and being in Loudoun County, Virginia, with the appurtenances thereto, being Unit No. 2 of Phase 2, of COMMUNITY VILLAGE AT STERLING CONDOMINIUM, which unit is more specifically designated and described in the Declaration for Community Village at Sterling Condominium in Deed Book 1729 at page 855, as amended and restated in Amendment and Restatement of Condominium Instruments for CommunityVillage at Sterling Condominium recorded in Deed Book 1781 at page 910 among the land records of the County of Loudoun, Virginia (the“Declaration”).

TOGETHER WITH those certain non-exclusive Cross-Easement for Use of Common Facilities for access, driveways and parking as contained in paragraph 4.4 for theDeclaration for Community Village at Sterling Condominium recorded in Deed Book 1729, page 855, as amended by Amendment and Restatement of Condominium instruments for Community Village at Sterling Condominium recorded in Deed Book 1781, page 910.

TOGETHER WITH the non-exclusive easements set forth within the Reciprocal Easement Agreement recorded in Deed Book 1808, page 781.

BEING the same real estate conveyed to BRE/SW Monroe House LLC, a Delaware limited liability company by the following deeds dated August 5, 2010, recorded August 20, 2010:

Instrument Nos.20100818-0049010; 20100818-0049012; 20100818-0049013; 20100818-0049014; 20100818-0049015; 20100818-0049016; 20100818-0049017; 20100818-0049018; 20100818-0049019; 20100818-0049420; 20100818-0049021; 20100818-0049022; 20100818-0049723; 20100818-0049024; 20100818-0049025; 20100818-0049026.

Exhibit A-3-49

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Bellevue, Washington)

ALL OF THOSE LOTS OR PARCELS OF LAND LOCATED IN KING COUNTY, WASHINGTON AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

THE EAST HALF OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 26, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

EXCEPT THE NORTH 30 FEET CONVEYED TO KING COUNTY FOR ROAD BY DEED RECORDED UNDER RECORDING NO. 1723680;

AND EXCEPT A NORTHWESTERLY PORTION THEREOF CONDEMNED BY KING COUNTY UNDER KING COUNTY SUPERIOR COURT CAUSE NO. 233307;

AND EXCEPT THAT PORTION CONDEMNED BY THE CITY OF BELLEVUE FOR THE WIDENING OF NORTHUP WAY UNDER KING COUNTY SUPERIOR COURT CAUSE NO. 85-2-20215-5.

PARCEL B:.

AN EASEMENT FOR INGRESS AND EGRESS OVER WEST 50 FEET OF THE NORTH 185.68 FEET, OF THE WEST HALF OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 26, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, LESS THE NORTH 30 FEET THEREOF FOR ROAD (AS DESCRIBED LN KING COUNTY RECORDING NO. 8007020501).

SURVEYOR’S DESCRIPTION:

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND NAIL AND WASHER AT THE NORTHWEST CORNER OF PARCEL A, OF RECORD OF SURVEY RECORDED IN VOLUME 116 PAGE 195 OF SURVEYS IN KING COUNTY, WASHINGTON, THENCE FROM SAID POINT OF BEGINNING ALONG THE WESTERLY, SOUTHERLY, EASTERLY, AND NORTHERLY LINES THE FOLLOWING COURSES AND DISTANCES; SOUTH 01°14’37” WEST 635.94 FEET, SOUTH 89°02’36” EAST 329.96 FEET, NORTH 01°13’43” EAST 640.19 FEET, NORTH 89°21’53” WEST 293.76 FEET,

ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 1402.69 FEET, THROUGH A CENTRAL ANGLE OF 01°28’36”, AN ARC LENGTH OF 36.15 FEET TO THE POINT OF BEGINNING.

Exhibit A-3-50

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Englewood Heights Senior Living Community)

Lot 3 of Short Plat. recorded under Auditor’s File Number 7011395, records of Yakima County, Washington.

Situated in Yakima County, State of Washington.

Exhibit A-3-51

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Eagle Meadows Assisted Living Community)

Parcel 1 of Whitman PUD Phase II as per Plat recorded March 15,2001 under Auditor’s File No, 0102443 in Roll File 6 at Page C-10 records of Walla WallaCounty, State of Washington
Excepting therefrom that portion deeded to the City of College Place for Sidewalk purposes under Quit Claim Deed filed July 12, 2010, under Auditor’s 2010-05308, records of the Auditor of Walla Walla County, State of Washington.
Situate in the City of College Place, State of Washington

Exhibit A-3-52

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Legacy Gardens Assisted Living Community)

Lot 2, and a portion of Lot 1, Certified Survey Map 6649, in the City of Madison, Dane County, Wisconsin, described as follows: Beginning at the most Westerly corner of said Certified Survey Map 6649; thence North 42°03’46” East, 289.35 feet to the most Westerly corner of Lot 2 of said Certified Survey Map 6649; thence South 47°56’14” East, 213.00 feet; thence South 42°03’46” West, 289.35 feet; thence North 47°56’14” West, 213.00 feet to the point of beginning. All part of Certified Survey Map 66429, recorded in Vol. 32 of Certified Survey Maps, page 335, as #2321134.

Also more particularly described as follows:

Beginning at the Westerly most corner of said Lot 1; thence North 42°03’46”East, 497.59 feet; thence 75.05 feet along the arc of a curve to the left having a radius of 605.90 feet and a long chord subtended bearing South 78°19’35” East, 75.01 feet; thence South18° 43’12”East, 169.92 feet; thence South 42°03’46” West, 452.59 feet; thence North 47°56’14” West, 213.00 feet to the point of beginning.

Exhibit A-3-53

Exhibit A-3 — Continued

LEGAL DESCRIPTION
(Stone Mountain Estates Assisted Living and Memory Care Community)

A parcel of land lying and being Part of Tract No. 1, Subdivision Exemption Plat for Plantation South of Stone Mountain, as recorded in Plat Book 63, page 92, of the public records of Gwinnet County, Georgia, also being part of land Lot 61 of the 6th District of said county, and being more particularly described at follows:

COMMENCING at the intersection of the southeasterly right of way line of East Park Place Boulevard, a 100 foot right of way, with the southeasterly right of way line of Park Plaza Circle, a right of way varied width; thence, on said southwesterly right of way line, north 87 degrees 23 minutes 52 seconds east, 27.68 feet to an angle point; thence continuing on said southwesterly right of way line, south 46 degrees 24 minutes 00 seconds east, 109.41 feet to an angle point; thence, continuing along said southwesterly right of way line, south 52 degrees 13 minutes 18 seconds east, 67.96 feet to a point of curvature; thence, continiung on said right of way line, around and along a curve to the left, said curve having a radius of 173.24 feet and a central angle of 54 degrees 12 minutes 03 seconds, an arc distance of 163.88 feet (south 79 degrees 19 minutes 20 seconds east, 157.84 feet, chord bearing end distance) to a point on said curve and the Point of Beginning; thence, continuing on said right ofway line, around and along a curve to the left, said curve having a radius of 173.24 feet and a central angle of 11 degrees 34 minutes 39 seconds, an arc distance of 35.01 feet (north 67 degrees 47 minutes 19 seconds east, 34.95 feet, chord bearing and distance) to a point of tangency; thence continuing on said right of way line, north 62 degrees 00 minutes 00 seconds east, 164.75 feet; thence south 14 degrees 00 minutes 00 seconds east 268.52 feet; thence south 11 degrees 05 minutes 13 seconds west, 200.19 feet; thence north 64 degrees 00 minutes 30 seconds west, 240.73 feet; thence north 02 degrees 39 minutes 16 seconds east, 261.22 feet to the point of beginning. Said parcel being 1.877 acres (81,762.12 square feet) in area as shown on ALTA/ACSM Land Title Survey certified to ARCHON Financial, L.P., Goldman Sachs Mortgage Company, a New York limited partnership, A98 Senio L.L.C., A99 Senior L.L.C., Atria Communities, Inc., Lawyers Title Insurance Company, Chicago Title Insurance Company and Bock & Clark, made by Bock & Clark’s National Surveyors Network, bearing the seal of Carl S. Courson, GA R.L.S, No. 2272, of Perrett and Associates, Inc., dated October 6, 1998, last revised December 9, 1998.

TOGETHER WITH rights acquired by virtue of Slope Easement as set forth in Warranty Deed from Mountain East Commerce Park, Inc., successor by name change to 78 Properties, Inc., to Columbia Properties, Inc., a Georgia corporation, dated October 13, 1982, recorded in Deed Book 2456, page 385, aforesaid records; asaffected by Agreement Regarding Slope and Access Easements and Encroachments by and between Phoenix Home Life Mutual Insurance Company, and DeKalb Regional Healthcare System, Inc., and Richard K. Taylor, dated and filed October 13, 1982, recorded in Deed Book 10205, page 54, aforesaid records

Together with easement rights contained in Signage Easement Agreement by and between Richard K. Taylor and Plantation South at Stone Mountain Partnership dated 7/25/1994, recorded In Deed Book 10542, Page 117, aforesaid records.

Together with easement rights contained in Storm Water Drainage Easement Agreement by and between Richport Properties, Inc. and Richard K. Taylor dated 2/9/1994, recorded in Deed Book 10027, Page 122, aforesaid records.

Exhibit A-3-54

Exhibit A-3 — Continued

Legal Description

Situated in the State of Ohio, County of Washington,Township of Marietta, and being part of Section 9, Town 2, Range 8, and being more fully described as follows:

Beginning at an iron pin (set) in the North line of 8-Acre Lot. No 128 in the Easterly right—of-way line of Township Road No. 542A where the Northeast corner of 8-Acre Lot No. 138 bears South 89 degrees 16’ 30” West 890.69 feet distant; thence North 89 degrees 16’ 30” East along the North line of 8-Acre Lot Nos. 128 and 118 a distance of 555.00 feet to an iron pin (set); thence South 0. degrees 43’ 30” East a distance of 460.00 feet to an iron pin (set); thence South 89 degrees 16’ 30” West a distance of 752.58 feet to an iron pin (set) in the Easterly right-of-way line of Township Road No. 542A; thence along said right-of-way line the following three (3) courses: North 24 degrees 37’ 48” East a distance of 107.47 feet to an iron pin (set) North 22 degrees 31’ 47” East a distance of 200.00 feet to an iron pin (set); North 21 degrees 20’ 05” East a distance of 193.28 feet to the place of beginning.

Containing 6.872 Acres, there being 1.267 Acres in 8-Acre Lot No. 118, and 5.605 Acres in 8-Acre Lot No. 128.

Parcel ID Nos.: 23-85642-001 and 23-73276.001 Together with:

Perpetual non-exclusive easement for water and sewer lines as set forth in General Warranty Deed from James 0. Biehl, Trustee under the James 0. Biehl Revocable Trust dated February 10, 1996 and Maxine E. Broedel, Widow, to The Inn at Marietta Limited dated September 9, 1996, filed for record September 10, 1996 as Washington County Recorder’s Instrument No. 9600008534 in Volume 42, Page 305, and in General Warranty Deed filed for record September 10, 1996 as Washington County Recorder’s Instrument No. 9600008535 in Volume 42, Page 307, situated in the County of Washington, State of Ohio,. Township of Marietta and being part of Section 9, Township 2, Range 8, with the centerline of said 20.00 foot wide easement being more fully described as follows:

Beginning at a point on the South line of the above described 6.872 Acre Tract where the Southwest corner of said 6.872 Acre Tract bears South 89° 16’ 30”, West, 20.00 feet distant; thence South 44° 31’ West a distance of 53.50 feet, more or less, to the Easterly right of way line of Township Road No. 541 and there to end.

Exhibit A-3-55

Exhibit A-3 — Continued

Description of Land

(Columbus, OH)

[See Attached]

Exhibit A-3-56

8.521 ACRES

Situated in the State of Ohio, County of Franklin, City of Columbus, lying in Quarter Township 3, Township 2, Range 16, United States Military lands, being part of the 8.915 acre tract conveyed to Chestnut Hill Inn by deed of record in Instrument Number 199812080315607, (all references are to the records of the Recorder’s Office, Franklin County, Ohio) and being more particularly described as follows:

Beginning for Reference, at Franklin County Geodetic Survey Monument Number 6667 in the centerline of Thompson Road, at a common corner of the 0.351 acre tract conveyed to The City of Columbus by deed of record in Official Record 22207 H19, and the 0.251 acre tract conveyed to The City of Columbus by deed of record in Instrument Number 200309270310626;

ThenceSouth 03° 55’ 27” West, a distance of 30.00 feet, with the line common to said 0.351 and 0.251 acre tracts, to an iron pin set in the southerly right-of-way line of said Thompson Road, being the TRUE POINT OF BEGINNING;

Thence South 03° 55’ 27” West, a distance of 704.14 feet, with the easterly line of said 8.915 acre tract, and the westerly lines of said 0.251 acre tract, and the 3.000 acre tract and original 3.030 acre tract conveyed to Judith A. Davis by deed of record in Official Record 30152 J08, to a stone found in the northerly line of “Chestnut Hill Section 2” a subdivision of record in Plat Book 78, Page 35;

Thence North 87° 00’ 41” West, a distance of 690.52 feet, with the line common to said 8.915 acre tract and said “Chestnut Hill Section 2”, to an iron pin set at the northwest corner of said “Chestnut Hill Section 2”, in the easterly right-of-way line of Chestnut Hill Drive, as recorded in Plat Book 97, Page 3 and Plat Book 75, Page 71;

Thence North 27° 42’ 01” West, a distance of 69.77 feet, with said easterly right-of-way line, to an iron pin set at a southwesterly corner of the remainder of the original 28.193 acre tract conveyed to the New Albany Company by deeds of record in Official Record 17313 E14, 21256 E01 and Instrument Number 199811120289607;

Thence South 87° 00’ 41” East, a distance of 217.10 feet, with the line common to said 8.915 acre tract and the remainder of said original 28.193 acre tract, to an iron pin set at a common corner thereof;

Thence North 03° 55’ 27” East, a distance of 644.82 feet, with the line common to said 8.915 acre tract and the remainder of said original 28.193 acre tract, to an iron pin set in the southerly right-of-way line of said Thompson Road, at the common corner of said 8.195 and 0.351 acre tracts and the remainder of said original 28.193 acre tract;

Thence South 86° 56’ 02” East, a distance of 510.00 feet, with said southerly right-of-way line, and the southerly line of said 0.351 acre tract, to the TRUE POINT OF BEGINNING, containing 8.521 acres of land, more or less;

Subject, however, to all legal rights-of-way and/or easements, if any, of previous record.

Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT INC.

Bearings are based on the Ohio State Plane Coordinate System South Zone as per NAD83 (1986 Adjustment). Control for bearings was from coordinates of Franklin County Geodetic Survey monuments 6666 & 6667, having a bearing of North 86° 56’ 02” West established by the Franklin County Engineering Department, using Global Positioning System procedures and equipment.

EVANS, MECHWART, HAMBLETON, & TILTON, INC.	1/26/05	0-75-G All of (010) 223625
/s/ James M. Pearsall
James M. Pearsall
Professional Surveyor No. 7840

PARCEL 2:

RIGHT AND EASEMENT FOR WATER DRAINAGE PURPROSES AS SET FORTH IN OFFICIAL RECORDS VOLUME 21551, PAGE H20, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO.

PARCEL 3:

RIGHTS OF INGRESS AND EGRESS SET FORTH IN OFFICIAL RECORDS VOLUME 22207, PAGE H19, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO.

Description Verified

Dean C. Ringle P.E.P.S

/s/ DR__________

Date: 02 Feb 06

Exhibit A-3-57

Exhibit A-3 – Continued

Description of Land

(Houston, Texas)

Being 5.647 acres of land located in the Finley McNaughton Survey, Abstract 553, Harris County, Texas, being a portion of Unrestricted Reserve “A” of Steeplechase Corner, Replat, a subdivision of record in Volume 300, Page 83, Map Records, Harris County, Texas (H.C.M.R.), more particularly being all of that certain called 5.647 acre tract, described as “Tract I”, conveyed to Criterion Development Corp., by instrument of record under File No. P083340, Official Public Records of Real Property, Harris County, Texas (H.C.O.P.R.R.P.), said 5.647 acres being more particularly described by metes and bounds as follows (all bearings referenced to the west line of said Steeplechase Corner, Replat);

BEGINNING at a 5/8-inch iron rod found marking the southwest corner of aforementioned Unrestricted Reserve “A”, same being the intersection of the west line of said Steeplechase Corner, Replat and the northerly right-of-way line of Fallbrook Drive (100 feet wide), also being on the east line of that certain called 0.68 acre Harris County Flood Control District easement (40 feet wide) of record under File No. G696950 of said H.C.O.P.R.R.P.;

Thence, with the common line of said 0.68 acre easement and Steeplechase Corner, Replat, North 00° 13’ 12” West, 256.81 feet to a 5/8-inch iron rod set for corner at the Southwest corner of that certain called 6.0000 acre tract conveyed to Houston King Motors Realty, Inc., by instrument of record under File No. P182346 of said H.C.O.P.R.R.P., from which a found 5/8-inch iron rod bears North 07° 33’ 26” East, 0.53 feet (called North 08° 23’ 02” East, 0.55 feet);

Thence, leaving said common line, with the south line of said 6.0000 acres, North 89° 46’ 48” East, at 392.42 feet (called 392.26) pass a 5/8-inch rod found marking an angle point on the south line of said 6.0000 acres and the most westerly corner of Unrestricted Reserve “E” of aforementioned Steeplechase Corner, Replat, continuing with a south line of said Unrestricted Reserve “E”, in all, a total distance of 617.09 feet to a 5/8-inch iron rod found marking a re-entrant corner of said Unrestricted Reserve “E”;

Thence, with a west line of said Unrestricted Reserve “E”, South 00° 13’ 12” East, 412.43 feet to a 5/8-inch iron rod found for corner on the aforementioned northerly right-of-way line of Fallbrook Drive, same being the southwest corner of said Unrestricted Reserve “F” and a south corner of Unrestricted Reserve “A’ ;

Thence, with a common line of said Fallbrook Drive and Unrestricted Reserve “A”, South 89° 46’ 48” West. 154.67 feet to a 5/8-inch iron rod found for corner, the beginning of a curve.

Thence, continuing with said common line, 466.87 feet along the arc of a tangent curve to the right having a radius of 1950.00 feet, a central angle of 13° 43’ 04” and a chord that bears North 83° 21’ 40” West, 465.76 feet to a POINT OF BEGINNING and containing 5.647 acres of land, more or less.

Exhibit A-3-58

Exhibit A-3 – Continued

Description of Land

(Fairborn, Ohio)

[See Attached]

Exhibit A-3-59

Exhibit A-3 – Continued

LEGAL DESCRIPTION

LOCATED IN THE SOUTH HALF OF SECTION 12, TOWN 3, RANGE 8, MAD RIVER TOWNSHIP, COUNTY OF CLАRK, STATE OF OHIO, AND BEING A ТRAСТ OF LAND AS DESCRIBED:

BEGINNING AT A SPIKE AT THE INTERSECTION OF THE CENTERLINE OF FOX RUM ROADAND WITH THE CENTERLINE OF DAYTON ROAD, SAIDPOINT BEING POINT*An;

THENCE WITH THE CENTERLINE OF SAIDDAYTONROAD, SOUTH FORTY NINE DEGREES FORTY MINUTES ZERO SECONDS (49°40’ 00”) FOR THREE HUNDRED NINETY-TWO AND 50/100 (392.50) FEET ТО A SPIKE, SAID POINT BEING “B”;

THENCE WITH A NEW DIVIDING LINE, NORTH FORTY DEGREES TWENTY MINUTES ZERO SECONDS (40°20’ 00”) WEST FOR SEVEN HUNDRED THIRTY FOUR AND 43/100 (734.43) FEET TO AN IRON PIN IN THE SOUTH LINE OF CCC & ST. L. RAILROAD, SAID IRON PIN BEING POINT “C”;

THENCE WITH THE SOUTH LINE OF SAID CCC & ST. L. RAILROAD, NORTH FORTY-ONE: DEGREES FIFTY-ONE MINUTES EIGHTEEN SECONDS (41°51’18”) EAST FOR FIVE HUNDRED THIRTY AND 91/100 (530.91) FEET TO AN IRON PIN, SAID IRON PIN BEING POINT“D”;

THENCE WITH THE NW DIVIDING LINE, SOUTH FORTY DEGREES TWENTY MINUTES ZERO SECONDS (40°20’ 00”) EAST FOR EIGHT HUNDRED SIX AND 59/100 (806.59) FEET ТО A SPIKE: IN THE CENTERLINE OF SAID DAYTON ROAD, SAID POINT BEING POINT“E”;

THENCE WITH THE CENTERLINE OF SAID DAYTONROAD, SOUTH FORTY-NINE DEGREES FORTY MINUTES ZERO SECONDS (49°40’ 00”) WEST FOR ONE HUNDRED THIRTY-ТНREE AND 48/100 (133.48) FEET TO THE POINT OF BEGINNING, CONTAINING 9.3037 ACRES MORE OR LESS, ACCORDING TO A SURVEY OF SAID PREMISES BY LUIS G. RIANCHO, REGISTERED SURVEYOR, STATE OF OHIO #5287, DATED NOVEMBER 6, 1997.

[Fairborn, Ohio]

Exhibit A-3-60

Exhibit A-3 – Continued

Description Of Land
(Hillsborough, New Jersey)

Exhibit A-3-61

Exhibit A-3 – Continued

LEGAL DESCRIPTION

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF HILLSBOROUGH, COUNTY OF SOMERSET, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, SAID POINT MARKING THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY LINE OF AMWELL ROAD, SAID LINE LYING 50.00 FEET NORTH OF AND PARALLEL WITH THE CENTERLINE OF AMWELL ROAD, WITH THE NORTHEASTERLY RIGHT-OF-WAY LINE OF AUTEN ROAD, SAID LINE LYING 50.00 FEET NORTHEAST OF AND PARALLEL WITH THE CENTERLINE OF AUTEN ROAD; THENCE

1.NORTH 42 DEGREES 32 MINUTES 45 SECONDS WEST, ALONG THE AFORESAID NORTHEASTERLY RIGHT-OF-WAY LINE OF AUTEN ROAD, A DISTANCE OF 449.80 FEET TO A POINT; THENCE

2.NORTH 16 DEGREES 28 MINUTES 45 SECONDS WEST, ALONG THE WESTERLY LOT LINE OF LOT 21.01, A DISTANCE OF 449.34 FEET TO A POINT; THENCE

3.NORTH 64 DEGREES 30 MINUTES 00 SECONDS EAST, ALONG THE NORTHERLY LOT LINE OF LOT 21.01, A DISTANCE OF 194.62 FEET TO A POINT MARKING THE MOST NORTHERLY CORNER OF LOT 21.01; THENCE

4.SOUTH 44 DEGREES 30 MINUTES 00 SECONDS EAST, ALONG THE NORTHERLY LOT LINE OF LOT 21.01, A DISTANCE OF 488.60 FEET TO A POINT; THENCE

5.SOUTH 15 DEGREES 42 MINUTES 15 SECONDS WEST, ALONG THE EASTERLY LOT LINE OF LOT 21.01, A DISTANCE OF 321.32 FEET TO A POINT; THENCE

6.SOUTH 42 DEGREES 32 MINUTES 45 SECONDS EAST, ALONG THE EASTERLY LOT LINE OF LOT 21.01, A DISTANCE OF 202.28 FEET TO A PONT LYING IN THE NORTHERLY RIGHT-OF-WAY LINE OF AMWELL ROAD; THENCE

7.SOUTH 73 DEGREES 57 MINUTES 15 SECONDS WEST, ALONG THE AFORESAID NORTHERLY RIGHT-OF-WAY LINE OF AMWELL ROAD, A DISTANCE OF 141.85 FEET TO THE POINT OR PLACE OF BEGINNING.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

LOT 21.01, BLOCK 163, ON THE OFFICIAL TAX MAP OF HILLSBOROUGH TOWNSHIP

Exhibit A-3-62

Exhibit A-3 – Continued

Description Of Land
(Torrington, Connecticutt)

Exhibit A-3-63

LEGAL DESCRIPTION

All that certain piece or parcel of land, with the buildings and improvements thereon, located in the Town of Torrington, County of Litchfield and State of Connecticut, being more particularly bounded and described as follows:

Commencing at a point marked by a Connecticut State Highway Department monument in the northerly street line of Goshen Road (Connecticut Route #4) which point marks the southeast corner of the premises;

Thence North 54°15’00” West for a distance of 259.97 feet along the northerly line of said Goshen Road to a Connecticut Highway Department monument;

Thence North 56°18’37” West for a distance of 249.55 feet along the northerly street line of said Goshen Road to the southwesterly corner of the premises;

Thence North 24°12’59” East for a distance of 383.32 feet along land now or formerly of Francis & Shirley Kaczmarcyk to a point;

Thence South 80°18’25” East for a distance of 146.21 feet along said Kaczmarcyk land to an iron pin (found);

Thence South 88°07’48” East for a distance of 186.64 feet along land now or formerly of Heritage Land Preservation Trust, Inc. to an iron pin (found);

Thence South 45°23’48” West for a distance of 151.05 feet to a point;

Thence South 44°11’42” East for a distance of 51.23 feet to a point;

Thence South 39°51’ 18” East for a distance of 182.20 feet to an iron pin (found);

Thence South 22°10’09” West for a distance of 141.48 feet to an iron pin (found);

Thence South 03°05’46” East for a distance of 56.97 feet to an iron pin (found);

Thence South 24°04’00” West for a distance of 151.47 feet to an iron pin (found);

Thence South 81°20’28” West for a distance of 2.14 feet returning to the point and place of beginning, the last seven (7) courses being along land now or formerly of the Torrington Water Company.

Exhibit A-3-64

Exhibit A-3 – Continued

Description of Land

(Oak Ridge, Tennessee)

Facility Name: Outlook Pointe at Oak Ridge
nka The Estates of Oak Ridge

SITUATED in District No. Two of Anderson County, Tennessee, and within the City of Oak Ridge, Tennessee, and being known and designated as all of that lot as shown by “ResubdivisionPlat of Parcels 525.04 and 525.05, Blocks 19-CE, 19-CF, 20-CE and 20-Р, Oak Ridge, Tennessee” of record in Plat Cabinet 5, Slide 1 14С, in the Anderson County Register’s Office, said lot being more particularly bounded and described.

BEGINNING in the North tight-of-way line of Emory Valley Road, a distance of 166.39 feet West of the projected West right-of-waу line of Franklin Roаd, measured along the right-of-way of Emory Valley, at an iron pin located in the Southwest corner of this parcel, also the Southeast corner of parcel 585.01. owned by the City of Oak Ridge, thence with the line of the parcel 585.01 (directional bearings refer to the Oak Ridge grid system and do not refer to either true or magnetic north) N 16 degrees, 26 minutes, and 00 seconds E, a distance of 305,29 feet to an iron pin.

THENCE and with the line of parcel 585.01, S 73 degrees, 31 minutes, 55 seconds E, 283.96 feet to an iron pin.

THENCE and continuing with the same bearing but with the line of parcel 585.02 (owned by Roane State Community College), a distance of 107..11 feet (for a total distance for this and the preceding call of 391.07) to an iron pin.

THENCE with the line of parcel 585.02, N 34 degrees, 14 minutes, 40 seconds E, 157.46 feet to an iron pin.

THENCE and continuing with the line of parcel 585.02, S 73 degrees, 32 minutes, 10 seconds E, 121.02 feet to an iron pin, being the northwest corner of parcel 525.02 (owned by the Anderson County Board of Education), said iron pin also being located at the Oak Ridge coordinates of N 36761.07, E 70477.33.

THENCE and with the line of parcel 525,02, S 34 degrees, 14 minutes, 31 seconds W, 157.41 feet to an iron pin, being the northwest corner of parcel 52.5.01.

THENCE and with the line of parcel. 525.01 (owned by the Anderson County Board of Education), S 16 degrees, 26 minutes, 00 seconds W, 305.10 feet to an iron pin in the North right-of-way of Emory Valley Road.

THENCE and with the North right-of-way line of Emory Valley Road, N 73 degrees, 33 minutes, 39 seconds W, 512.11 feet to an iron pin and the point of beginning, and containing 4.01 acres more or less.

Exhibit A-3-65

Exhibit A-3 – Continued

Description of Land

(Apopka, Florida)

Lot 17, PIEDMONT ESTATES, according to the plat thereof, as recorded in Plat Book R, Page 35, Public Records of Orange County, Florida, LESS AND EXCEPT that portion acquired by Orange County, Florida for road right of way as contained and described in that certain Order of Taking recorded in Official Records Book 4323, Page 2303, Public Records of Orange County, Florida.
Exhibit A-3-66

EXHIBIT B

(Lessor’s Personal Property)

All of Lessor’s right, title and interest in and to all machinery, equipment, furniture, furnishings, moveable walls or partitions, trade fixtures or other tangible personal property located in, on or about the Leased Property on and as of the Commencement Date (or, in the case of the Leased Property of any Delayed Commencement Facility, as of the applicable Delayed Commencement Date), excluding items, if any, included within the definition of Fixtures.

Exhibit B

EXHIBIT C

(Form of Memorandum of Lease)

(See attached.)

Exhibit C

Form of Memorandum of Lease

RECORDING REQUESTED BY,

WHEN RECORDED MAIL TO AND

PREPARED BY:

[                                              ]

[                                              ]

[                                              ]

[                                              ]

[Space above for recorder]

MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE
([CITY], [COUNTY], [STATE])

(For Recording Purposes)

THIS MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE (this “Memorandum”) is made and entered into as of this _____ day of _____, 201_, by and between [LESSOR], a [____________] (“Owner”) and [LESSEE], a [____________] (“Master Lessee”), who agree as follows:

RECITALS

A.Owner and certain of its affiliates from time to time (as their interests may appear, collectively, “Master Lessor”) and Master Lessee are parties to that certain unrecorded Amended and Restated Master Lease dated as of [_____________], 201_ (as the same has been, and may hereafter be, amended, supplemented or modified from time to time in accordance with its terms, the “Master Lease”), pursuant to which Master Lessor leases to Master Lessee, in a single, indivisible and integrated master lease and economic unit, certain Leased Property consisting of certain Land, Improvements, Fixtures and Lessor’s Personal Property, all as more particularly described in the Master Lease, including that certain real property situated in the County of [___________], State of [__________], described in Exhibit “A” attached hereto and incorporated herein by this reference (the “Subject Land”) upon which there are constructed and located certain improvements constituting a senior housing facility (the “Subject Facility”). For purposes of this Memorandum, the Subject Land and the Improvements, Fixtures and Lessor’s Personal Property relating to the Subject Facility are collectively referred to herein as the “Subject Property.” All capitalized terms used herein but not otherwise defined shall have the same meanings as set forth in the Master Lease.

B.Owner and Master Lessee desire to enter into this Memorandum in order to give notice of the Master Lease.

[City, ST – Property #___]

AGREEMENT

1.Demise. The Subject Property has been demised, let and leased by Master Lessor to Master Lessee, and taken and accepted by Master Lessee from Master Lessor, all pursuant to and in accordance with the Master Lease; provided, however, that the only Person comprising Master Lessor that has an interest in the Subject Property is Owner. All provisions of the Master Lease are incorporated herein by this reference.

2.Term. The initial term of the Master Lease for the Subject Property commenced on the date hereof and expires on [insert pool-specific expiration date]. Master Lessee may extend the term of the Master Lease for the Subject Property for an initial renewal term of ______ (___) years and an additional renewal term of _____ (__), subject to the terms and conditions set forth in the Master Lease.

3.No Modification. This Memorandum has been executed for purposes of recordation only and shall not modify the provisions of the Master Lease, including the single, indivisible and integrated nature of the Master Lease with respect to the Leased Property, including the Subject Property, or the terms and conditions of any option contained therein. In the event of any inconsistency or conflict between the provisions of this Memorandum and the provisions of the Master Lease, the provisions of the Master Lease shall govern and prevail.

4.Removal upon Expiration or Termination. Master Lessee covenants and agrees, both on its own behalf and on behalf of its successors and assigns, to execute a quitclaim deed or other recordable instrument sufficient to remove this Memorandum from record title to the Subject Property upon the expiration or sooner termination of the Master Lease and appoints and constitutes Owner and its successors and assigns as its attorney-in-fact, which power shall be coupled with an interest and shall not be revocable or terminable, to execute and deliver and to record such quitclaim deed or other instrument in the name of Master Lessee and its successors and assigns in the event that Master Lessee fails to execute such quitclaim deed or other instrument within seven (7) days after Owner’s written request to execute such quitclaim deed or other instrument after the expiration or sooner termination of the Master Lease.

5.Counterparts. This Memorandum may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

[Signature and Acknowledgement Pages Follow]

[City, St – Property #___]

IN WITNESS WHEREOF, the parties have executed this Memorandum of Master Lease as of the day and year first above written.

“OWNER”	“MASTER LESSEE”

_________________________________,	_________________________________,
a _____________________________	a _____________________________

By: ______________________________	By: ______________________________
Name: ___________________________	Name: ____________________________
Title: ____________________________	Title: _____________________________

[City, St – Property #___]

State of California	)
)
County of ___________________	)

On ______________, 201_ before me, _____________________________________, personally appeared ___________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signatures on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature __________________________	(Seal)

State of California	)
)
County of ___________________	)

On ____________________, 201_, before me, _______________________________________, a Notary Public, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature __________________________	(Seal)

[City, St – Property #___]

SCHEDULE 1

(State-Specific Impositions)

The following taxes will be included within the definition of impositions:

State	Form Number	Form Name	Form Section or Description
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***].

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule 1

The following taxes will not be included within the definition of Impositions:

State	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule 1

SCHEDULE 3.1.4(а)

(CCRC Properties)

Freedom Plaza — Sun City Center

Homewood Res. at Freedom Plaza

Freedom Village - Holland

Galleria Woods

Freedom Square

Cypress Village (including Garden Homes)

Robin Run (including Garden Homes)

Foxwood Springs (including Garden Homes)

Freedom Pointe at the Villages (Phase II Development)

Foxwood Springs Garden Homes

Lake Seminole Square

Freedom Pointe at the Villages

Freedom Village at Brandywine

Golf Course

South Port Square

Lake Port Square

Regency Oaks

Freedom Village Bradenton

Schedule 3.1.4(a)

SCHEDULE 7.4.1

(List of Competing Communities)

ID	Property Name	City	State	Units	5-Mile Community Source(s)
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule 7.4.1

SCHEDULE 10.1

(Pre-Existing Alteration Projects)

[See attached.]

Schedule 10.1

Community	BU	City	State	Zip	Item	Budget Amount	Committed Total	Balance Remaining	% Committed	Invoiced Total	Project Description
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 31.4

PURCHASE OPTION PROPERTIES

($ in thousands)

Entity Name	City	State	Purchase Price	Rent Reduction
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule 31.4

SCHEDULE 36.4

(Superior Leases)

(See attached.)

Schedule 36.4

Land Leases
Property	Lessee	Lessor	Lessor Contact	Dated
Mountain View, Emeritus at	BRE/SW Mountain View LLC	Ashland Community Hospital Foundation, an Oregon nonprofit corporation	280 Maple Street, Ashland, Oregon 97502-15521	1-Jan-94, as amended on 12-May-95, 15-Sept-95 and by an undated third amendment
River Valley, Emeritus at	BRE/SW River Valley Landing LLC	Legacy Health, an Oregon nonprofit corporation	1919 NW Lovejoy Street Portland, Oregon 97204 Attention: Cam Groner	Amended Restated Ground Lease dated 1-Aug-04
Sellwood, Emeritus at	BRE/SW Sellwood Landing LLC	Clyde V. Brummell, LLC, an Alaska limited liability company, and E. Margaret Brummell, LLC, an Alaska limited liability company	E. Margaret Brummell 1666 SE Clatsop Street Portland, Oregon 97202	First Amended and Restated Ground Lease Agreement dated July 13, 2004

Land and Improvement Leases
Property	Lessee	Lessor	Lessor Contact	Dated
Lassen House Assisted Living	BRE/SW Lassen House LLC	Assisted Living Facilities, Inc.	626 SW Stark Street, Suite 440 Portland, Oregon 97204 (503) 227-1751	20-Apr-98
Oakridge Senior Living Community	BRE/SW Oakridge LLC	IRET Properties, a North Dakota Limited Partnership	IRET Properties 12 South Main Street, Minor ND 58701	1-Feb-06
River Road Assisted Living Residence	BRE/SW River Road LLC	Jilar Kelzer Enterprises, L.L.C., an Oregon limited liability company	Mountain West Investment Corp. 201 Ferry Street, Suite 400, Salem, Oregon 97301	16-Jul-98, as amended on 1-Jul-99

Schedule 36.4